ANNUAL REPORT - CLASS B SHARES
December 31, 2001


[PHOTO OF WOMAN]

                        Liberty Variable Investment Trust

                        SteinRoe Variable Investment Trust

                        Wanger Advisors Trust

PRESIDENT'S MESSAGE
Liberty Variable Investment Trust
SteinRoe Variable Investment Trust


Dear Shareholder:

On November 1, 2001, Liberty Financial announced the completion of the sale of its asset management companies to FleetBoston Financial and of its annuity business to Sun Life Financial.

In light of these changes, I think it is important to assure you that only the ownership of the investment advisors -- Colonial Management Associates, Stein Roe & Farnham and Newport Fund Management -- has changed. You will see no immediate change in your investment. Your fund will continue to be guided by the same portfolio managers and follow the same investment principles that attracted you to this investment in the first place. We expect that this development will continue to provide shareholders with a broad selection of products and services.

We believe the recession that began in March 2001 is showing signs of bottoming. Consumer demand has rebounded from its September lows. Initial jobless claims toward the end of December were down about 15% from their peak, suggesting stabilization of the labor market. On the manufacturing side, orders rebounded in October and technology production has stabilized. In light of the aggressive fiscal stimuli undertaken in 2001 by the Federal Reserve Board, Congress and the president, we believe that the US economy will begin its recovery in 2002. In spite of this positive data, economic observers are hard pressed to agree upon the shape and speed of this recovery.

While the economic slowdown and the events of September 11 contributed to a second consecutive year of negative returns in the domestic equity markets, fixed income investments soared. The renewed interest in bonds is reflected in the comparatively strong returns for our fixed income portfolios. The shift in market sentiment is a reminder that diversification across several asset classes and investment strategies (e.g., growth and value stocks) can provide balance to your portfolio.

Following my letter is the annual report for Liberty Variable Investment Trust, SteinRoe Variable Investment Trust and Wanger Advisors Trust. I encourage you to read the information contained in these pages and to maintain an active interest in the performance of your variable annuity investment.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President


---MEET THE NEW PRESIDENT------------------------------------------------------
On November 1, 2001, Keith T. Banks became president of Liberty Variable Investment Trust and SteinRoe Variable Investment Trust. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US Equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.
-------------------------------------------------------------------------------


Economic and market conditions can frequently change. There is no assurance that trends described herein will continue or commence.

-----------------------------------
NOT FDIC          MAY LOSE VALUE
                -------------------
INSURED          NO BANK GUARANTEE
-----------------------------------

--------------------------------------------------------------------------------
PERFORMANCE AT A GLANCE
Liberty Variable Investment Trust
SteinRoe Variable Investment Trust
Wanger Advisors Trust
--------------------------------------------------------------------------------

                                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                                                  AS OF DECEMBER 31, 2001 (%)
                                                              INCEPTION   1-YEAR   3-YEAR   5-YEAR   10-YEAR    LIFE
---------------------------------------------------------------------------------------------------------------------
LIBERTY VARIABLE INVESTMENT TRUST
Colonial High Yield Securities Fund, Variable
  Series -- Class B(1)                                          6/1/00    -2.96    -2.82       --        --     -3.09
Colonial Small Cap Value Fund, Variable Series -- Class B(1)    6/1/00     9.20    11.35       --        --      5.11
Colonial Strategic Income Fund, Variable Series -- Class
  B(1)                                                          6/1/00     3.54     1.79     4.06        --      6.50
Colonial U.S. Growth & Income Fund, Variable Series -- Class
  B(1)                                                          6/1/00    -0.65     4.80    12.83        --     15.88
Crabbe Huson Real Estate Investment Fund, Variable
  Series -- Class B                                             6/1/99    14.54       --       --        --      5.42
Liberty All-Star Equity Fund, Variable Series -- Class B(1)     6/1/00    -12.82    0.16       --        --      4.57
Liberty Newport Japan Opportunities Fund, Variable
  Series -- Class B                                            5/30/00    -32.11      --       --        --    -37.15
Liberty S&P 500 Index Fund, Variable Series -- Class B         5/30/00    -12.07      --       --        --    -10.86
Liberty Select Value Fund, Variable Series -- Class B          5/30/00     3.47       --       --        --      9.32
Liberty Value Fund, Variable Series -- Class B(1)               6/1/00    -0.43     6.91    11.86        --     12.86
Newport Tiger Fund, Variable Series -- Class B(1)               6/1/00    -16.66    5.86    -5.23        --     -0.27
Rydex Financial Services Fund, Variable Series -- Class B      5/30/00    -11.86      --       --        --      4.56
Rydex Health Care Fund, Variable Series -- Class B             5/30/00    -11.95      --       --        --      2.70
STEINROE VARIABLE INVESTMENT TRUST
Liberty Federal Securities Fund, Variable Series -- Class
  B(1)                                                          6/1/00     6.86     6.01     6.77      6.42      7.71
Stein Roe Balanced Fund, Variable Series -- Class B(1)          6/1/00    -9.39     0.26     5.79      8.14      9.88
Stein Roe Growth Stock Fund, Variable Series -- Class B(1)      6/1/00    -24.80   -3.29     8.89     10.36     13.39
Stein Roe Money Market Fund, Variable Series                    1/1/89     3.64     4.83     4.95      4.53      5.22
WANGER ADVISORS TRUST
Wanger Foreign Forty, Variable Series                           2/2/99    -26.61      --       --        --     10.23
Wanger International Small Cap, Variable Series                 5/3/95    -21.27    8.75     8.07        --     15.53
Wanger Twenty, Variable Series                                  2/2/99     9.09       --       --        --     17.58
Wanger U.S. Small Cap, Variable Series                          5/3/95    11.39     8.56    12.47        --     18.27

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
Liberty Variable Investment Trust
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' DISCUSSIONS
  Colonial High Yield Securities Fund, Variable Series......      1
  Colonial Small Cap Value Fund, Variable Series............     18
  Colonial Strategic Income Fund, Variable Series...........     33
  Colonial U.S. Growth & Income Fund, Variable Series.......     52
  Crabbe Huson Real Estate Investment Fund, Variable
     Series.................................................     64
  Liberty All-Star Equity Fund, Variable Series.............     77
  Liberty Newport Japan Opportunities Fund, Variable
     Series.................................................     91
  Liberty S&P 500 Index Fund, Variable Series...............    104
  Liberty Select Value Fund, Variable Series................    124
  Liberty Value Fund, Variable Series.......................    138
  Newport Tiger Fund, Variable Series.......................    150
  Rydex Financial Services Fund, Variable Series............    162
  Rydex Health Care Fund, Variable Series...................    175

FINANCIAL STATEMENTS
  Colonial High Yield Securities Fund, Variable Series......      3
  Colonial Small Cap Value Fund, Variable Series............     20
  Colonial Strategic Income Fund, Variable Series...........     35
  Colonial U.S. Growth & Income Fund, Variable Series.......     54
  Crabbe Huson Real Estate Investment Fund, Variable
     Series.................................................     66
  Liberty All-Star Equity Fund, Variable Series.............     79
  Liberty Newport Japan Opportunities Fund, Variable
     Series.................................................     93
  Liberty S&P 500 Index Fund, Variable Series...............    106
  Liberty Select Value Fund, Variable Series................    126
  Liberty Value Fund, Variable Series.......................    140
  Newport Tiger Fund, Variable Series.......................    152
  Rydex Financial Services Fund, Variable Series............    164
  Rydex Health Care Fund, Variable Series...................    177

--------------------------------------------------------------------------------
TABLE OF CONTENTS
SteinRoe Variable Investment Trust
Wanger Advisors Trust
--------------------------------------------------------------------------------

STEINROE VARIABLE INVESTMENT TRUST
  PORTFOLIO MANAGERS' DISCUSSIONS
  Liberty Federal Securities Fund, Variable Series (formerly
    Stein Roe Mortgage Securities Fund, Variable Series)....    192
  Stein Roe Balanced Fund, Variable Series..................    204
  Stein Roe Growth Stock Fund, Variable Series..............    220
  Stein Roe Money Market Fund, Variable Series..............    232
  FINANCIAL STATEMENTS
  Liberty Federal Securities Fund, Variable Series..........    194
  Stein Roe Balanced Fund, Variable Series..................    206
  Stein Roe Growth Stock Fund, Variable Series..............    222
  Stein Roe Money Market Fund, Variable Series..............    234

WANGER ADVISORS TRUST
  PERFORMANCE REVIEWS
  Wanger U.S. Small Cap, Variable Series....................    250
  Wanger International Small Cap, Variable Series...........    252
  Wanger Twenty, Variable Series............................    254
  Wanger Foreign Forty, Variable Series.....................    256
  FINANCIAL STATEMENTS......................................    258




                Must be preceded or accompanied by a prospectus.
                     Liberty Funds Distributor, Inc. 2/2002

Liberty Variable Investment Trust

                                                                           [Tab]

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Colonial High Yield Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Colonial High Yield Securities Fund, Variable Series seeks high current income and total return.

  Carl C. Ericson and Scott B. Richards are co-portfolio managers of the fund. Mr. Ericson is a senior vice president of Colonial Management Associates, Inc. (Colonial) and director of the Taxable Fixed Income Department. Mr. Richards is a senior vice president of Colonial.

A ROUGH PERIOD FOR HIGH YIELD
Going into the period, signs indicated that the high yield market was headed for a much-needed recovery. In fact, high yield did experience solid growth in December 2000 and January 2001. However, conditions took a turn for the worse in February and continued to decline until the fourth quarter of 2001. The credit-intensive B rated sector of the market, in which the fund is focused, was particularly hard hit. This sector led the high yield bond market to a recovery in the fourth quarter. This rebound had a positive impact on the fund's portfolio but was not enough to offset earlier losses.

     In part, because lower-quality investments were out of favor throughout much of the period, the fund underperformed its index, which measures the performance of the broader high yield market. Nevertheless, we believe that the fund is well positioned if conditions in the high yield market continue to improve as we expect.

PORTFOLIO QUALITY INCREASED SLIGHTLY
Over the course of the period, we increased our weighting in BB rated bonds from approximately 10% at the beginning of the period to 20% at period end. While this shift did increase the portfolio quality somewhat, we remain underweight in BB issues relative to our peers, as a result of our focus on B rated bonds. We also reduced turnover within the portfolio, which decreased trading costs incurred by the fund.

TELECOM AND AIRLINE SECTORS HURT PERFORMANCE
The fund was underweight in airline holdings and US Air, Inc. (0.6% of net assets) was the only bond held by the fund during the period. This airline security suffered in the wake of the September 11 tragedy, but our holding is secured and we expect a full recovery. The fund also held an overweight position in the telecommunications and media sectors earlier in 2001. Previously a driver of positive performance, these sectors underperformed during the period as funding sources across the industry tightened quickly and dramatically. A number of telecommunications holdings have been eliminated from the portfolio due to their disappointing performance.

DEFENSIVE SECTORS WERE STRONG
There were a few bright spots in the portfolio during the period. Defensive sectors such as health care, housing and utilities tend to be less sensitive to economic downturn, and thus benefited performance. Within the health care sector, we owned HCA--The Healthcare Co. (1.5% of net assets). Other non-telecom segments of the portfolio also saw strong performance. In the industrial sector, performance was enhanced by holdings such as Terra Industries, Kaiser Aluminum & Chemical and Allied Waste (0.8%, 1.1% and 2.1% of net assets, respectively).

OPTIMISTIC OUTLOOK FOR HIGH YIELD MARKET
We saw the beginnings of a high yield rally in the fourth quarter of 2001, which has continued into January 2002. We believe there is room for further recovery in the high yield market. Any additional economic stimulus or interest rate cuts could also benefit high yield.

                       ---------------------------------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

High yield investing offers the potential for high income and attractive total return, but also involves certain risks. These include credit risks associated with lower-rated bonds, changes in interest rates and certain risks associated with foreign investments.

Holdings are disclosed as of December 31, 2001, and are subject to change.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Colonial High Yield Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                          1-YEAR   LIFE
------------------------------------------------------------
 Class B(1) (6/1/00)                      -2.96    -3.09
 CS First Boston High Yield Index          5.78     0.02(2)

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 5/19/98(3) - 12/31/01
------------------------------------------------------------
[Performance Graph]

                                                                       CLASS B SHARES            CS FIRST BOSTON HIGH YIELD INDEX
                                                                       --------------            --------------------------------
5/1998                                                                    10000.00                           10000.00
                                                                          10020.00                           10020.90
                                                                          10050.10                           10091.00
                                                                          10169.70                            9405.91
                                                                           9509.65                            9404.92
                                                                           9469.70                            9217.83
                                                                           9320.08                            9685.29
                                                                           9939.87                            9662.90
                                                                           9743.06                            9753.96
                                                                           9889.21                            9733.56
                                                                           9878.33                            9822.12
                                                                          10045.30                           10039.30
                                                                          10108.60                            9930.84
                                                                           9930.65                            9935.81
                                                                           9930.65                            9940.79
                                                                           9972.35                            9852.22
                                                                           9836.73                            9776.35
                                                                           9742.30                            9728.58
                                                                           9658.51                            9860.68
                                                                           9825.61                            9980.10
                                                                           9902.25                            9940.29
                                                                           9824.02                           10001.70
                                                                           9992.01                            9851.73
                                                                           9768.19                            9837.05
                                                                           9768.19                            9679.57
                                                                           9678.32                            9896.51
                                                                           9768.33                            9989.53
                                                                           9801.54                           10056.50
                                                                           9890.74                            9963.94
                                                                           9743.36                            9654.07
                                                                           9395.53                            9273.70
                                                                           8936.08                            9460.10
                                                                           9197.91                           10026.80
                                                                           9867.52                           10128.00
                                                                           9941.53                            9926.48
                                                                           9532.93                            9823.24
                                                                           9334.64                           10019.70
                                                                           9409.32                            9864.40
                                                                           9049.89                            9969.95
                                                                           9012.78                           10109.50
                                                                           9074.97                            9471.62
                                                                           8368.03                            9687.57
                                                                           8665.93                           10000.50
                                                                           8951.04                           10006.00
12/2001                                                                    8927.00

      NET ASSET VALUE ($)        12/31/00   12/31/01
--------------------------------------------------------
 Class B                           7.42       6.50

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The CS First Boston High Yield Index is a broad-based, unmanaged index that tracks the performance of high yield bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.
(2) Index performance is from May 31, 1998.
(3) Inception date of class A shares (oldest existing share class).

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Colonial High Yield Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                               PAR          VALUE
                                                           -----------   -----------
CORPORATE FIXED-INCOME
BONDS & NOTES--88.7%
CONSTRUCTION--2.1%
BUILDING CONSTRUCTION--2.1%
Atrium Companies, Inc.,
  10.500% 05/01/09.......................................  $    50,000   $    45,125
D.R. Horton, Inc.:
  8.000% 02/01/09........................................      100,000        98,000
  9.750% 09/15/10........................................      410,000       418,200
                                                                         -----------
                                                                             561,325
                                                                         -----------
------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE--5.2%
DEPOSITORY INSTITUTIONS--1.3%
Sovereign Bancorp, Inc.,
  10.500% 11/15/06.......................................      300,000       327,036
                                                                         -----------
FINANCIAL SERVICES--2.6%
Beaver Valley Funding Corp.,
  9.000% 06/01/17........................................      420,000       463,814
Yell Finance BV,
  10.750% 08/01/11.......................................      200,000       215,000
                                                                         -----------
                                                                             678,814
                                                                         -----------
REAL ESTATE--1.3%
Hovnanian Enterprises,
  10.500% 10/01/07.......................................       85,000        88,400
KB Home,
  8.625% 12/15/08........................................      115,000       115,575
Lennar Corp.,
  7.625% 03/01/09........................................      135,000       136,350
                                                                         -----------
                                                                             340,325
                                                                         -----------
------------------------------------------------------------------------------------
MANUFACTURING--23.7%
CHEMICALS & ALLIED PRODUCTS--5.6%
Avecia Group PLC,
  11.000% 07/01/09.......................................      135,000       128,925
Huntsman ICI Holdings LLC,
  (a) 12/31/09...........................................      795,000       198,750
HydroChem Industrial Services, Inc.,
  10.375% 08/01/07.......................................      125,000        90,000
Lyondell Chemical Co.,
  9.500% 12/15/08 (b)....................................      100,000        99,000
Macdermid, Inc.,
  9.125% 07/15/11........................................      100,000       101,500
Messer Griesheim Holding AG,
  10.375% 06/01/11.......................................  EUR 120,000       112,801
OM Group, Inc.,
  9.250% 12/15/11 (b)....................................  $    80,000        80,800
Sterling Chemicals, Inc.:
  11.750% 08/15/06 (c)...................................      390,000        39,000
  12.375% 07/15/06 (c)...................................      100,000        84,000

                                                               PAR          VALUE
                                                           -----------   -----------
Terra Capital, Inc.,
  12.875% 10/15/08 (b)...................................  $   175,000   $   174,125
Terra Industries, Inc.,
  10.500% 06/15/05.......................................      260,000       200,200
Texas Petrochemical Corp.,
  11.125% 07/01/06.......................................      200,000       164,000
                                                                         -----------
                                                                           1,473,101
                                                                         -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--1.1%
Flextronics International Ltd.,
  9.875% 07/01/10........................................      180,000       192,600
TransDigm, Inc.,
  10.375% 12/01/08.......................................      100,000        96,000
                                                                         -----------
                                                                             288,600
                                                                         -----------
FABRICATED METAL--0.6%
Earle M. Jorgensen & Co.,
  9.500% 04/01/05........................................      130,000       127,400
Euramax International PLC,
  11.250% 10/01/06.......................................       30,000        28,650
                                                                         -----------
                                                                             156,050
                                                                         -----------
FOOD & KINDRED PRODUCTS--1.7%
Del Monte Corp.,
  9.250% 05/15/11........................................       60,000        62,400
New World Pasta Co.,
  9.250% 02/15/09........................................       70,000        64,400
Premier International Foods PLC,
  12.000% 09/01/09.......................................      300,000       318,000
                                                                         -----------
                                                                             444,800
                                                                         -----------
FURNITURE & FIXTURES--0.6%
Juno Lighting, Inc.,
  11.875% 07/01/09.......................................      155,000       150,350
                                                                         -----------
MACHINERY & COMPUTER EQUIPMENT--1.2%
AGCO Corp.,
  9.500% 05/01/08........................................      100,000       104,500
Flowserve Corp.,
  12.250% 08/15/10.......................................       81,000        90,720
Sequa Corp.,
  8.875% 04/01/08........................................      125,000       115,000
                                                                         -----------
                                                                             310,220
                                                                         -----------
MISCELLANEOUS MANUFACTURING--3.7%
Actuant Corp.,
  13.000% 05/01/09.......................................      135,000       146,475
Dana Corp.,
  9.000% 08/15/11 (b)....................................       35,000        32,200
Delco Remy International, Inc.,
  11.000% 05/01/09.......................................      150,000       153,000
Eagle-Picher Industries, Inc.,
  9.375% 03/01/08........................................       90,000        46,800
Koppers Industries, Inc.,
  9.875% 12/01/07........................................      155,000       151,125
Owens-Illinois, Inc.:
  7.350% 05/15/08........................................       50,000        43,500
  7.500% 05/15/10........................................       90,000        79,200

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial High Yield Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                               PAR          VALUE
                                                           -----------   -----------
Polymer Group, Inc.,
  8.750% 03/01/08........................................  $    50,000   $    14,750
  9.000% 07/01/07........................................      105,000        30,450
Tekni-Plex, Inc.,
  12.750% 06/15/10.......................................      260,000       256,100
                                                                         -----------
                                                                             953,600
                                                                         -----------
PAPER PRODUCTS--2.6%
Gaylord Container Corp.,
  9.750% 06/15/07........................................      215,000       182,750
Grupo Industrial Durango Corp., SA de CV,
  13.125% 08/01/06.......................................      125,000       117,500
Riverwood International Corp.,
  10.750% 04/01/08.......................................      320,000       323,200
Tembec Industries, Inc.,
  8.500% 02/01/11........................................       50,000        51,750
                                                                         -----------
                                                                             675,200
                                                                         -----------
PETROLEUM REFINING--0.7%
Benton Oil & Gas Co.:
  9.375% 11/01/07........................................       55,000        33,000
  11.625% 05/01/03.......................................       20,000        14,200
Pennzoil-Quaker State,
  10.000% 11/01/08 (b)...................................      120,000       126,000
                                                                         -----------
                                                                             173,200
                                                                         -----------
POLLUTION CONTROL--0.2%
Envirosource, Inc.,
  14.000% 12/15/08.......................................       54,547        43,638
                                                                         -----------
PRIMARY METAL--1.5%
Kaiser Aluminum & Chemical Corp.,
  10.875% 10/15/06.......................................      300,000       276,000
Renco Metals, Inc.,
  11.500% 07/01/03 (c)...................................       50,000         6,500
WCI Steel, Inc.,
  10.000% 12/01/04.......................................      160,000        94,400
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07 (c)....................................      250,000         7,188
                                                                         -----------
                                                                             384,088
                                                                         -----------
PRINTING & PUBLISHING--0.6%
Quebecor Media, Inc.,
  11.125% 07/15/11.......................................      150,000       159,750
                                                                         -----------
RUBBER & PLASTIC--0.4%
Applied Extrusion Technology,
  10.750% 07/01/11.......................................      100,000       107,000
                                                                         -----------
TRANSPORTATION EQUIPMENT--3.2%
BE Aerospace, Inc.,
  8.875% 05/01/11........................................      500,000       425,000
Collins & Aikman Products Co.:
  10.750% 12/31/11 (b)...................................       40,000        40,000
  11.500% 04/15/06.......................................      120,000       117,000
Dura Operating Corp.,
  9.000% 05/01/09........................................       40,000        37,200

                                                               PAR          VALUE
                                                           -----------   -----------
LDM Technologies, Inc.,
  10.750% 01/15/07.......................................  $   150,000   $    63,000
Lear Corp.,
  8.110% 05/15/09........................................      160,000       160,906
                                                                         -----------
                                                                             843,106
                                                                         -----------
------------------------------------------------------------------------------------
MINING & ENERGY--5.4%
OIL & GAS EXTRACTION--4.4%
Magnum Hunter Resources, Inc.,
  10.000% 06/01/07.......................................      150,000       149,625
Mariner Energy, Inc.,
  10.500% 08/01/06.......................................      120,000       114,000
Pemex Project Funding Master Trust:
  8.500% 02/15/08........................................      225,000       234,562
  9.125% 10/13/10........................................      125,000       132,773
Petsec Energy, Inc.,
  9.500% 06/15/07 (c)....................................      200,000         2,000
Pogo Producing Co.,
  8.250% 04/15/11........................................      205,000       209,100
Stone Energy Corp.,
  8.250% 12/15/11 (b)....................................       50,000        50,750
Vintage Petroleum, Inc.,
  9.750% 06/30/09........................................      225,000       243,000
                                                                         -----------
                                                                           1,135,810
                                                                         -----------
OIL & GAS FIELD SERVICES--1.0%
Pride Petroleum Services, Inc.,
  9.375% 05/01/07........................................      250,000       261,250
                                                                         -----------
------------------------------------------------------------------------------------
RETAIL TRADE--1.2%
FOOD STORES--0.6%
Smithfield Foods, Inc.,
  8.000% 10/15/09 (b)....................................      150,000       153,750
                                                                         -----------
MISCELLANEOUS RETAIL--0.6%
Steinway Musical Instrument,
  8.750% 04/15/11........................................      150,000       147,750
                                                                         -----------
------------------------------------------------------------------------------------
SERVICES--20.5%
AMUSEMENT & RECREATION--7.9%
Ameristar Casinos, Inc.,
  10.750% 02/15/09.......................................       95,000       102,600
Anchor Gaming,
  9.875% 10/15/08........................................      120,000       131,100
Argosy Gaming Co.,
  10.750% 06/01/09.......................................      170,000       187,850
Boyd Gaming Corp.,
  9.500% 07/15/07........................................       75,000        74,625
Coast Hotels & Casinos, Inc.,
  9.500% 04/01/09........................................      100,000       102,000
Hollywood Casino Corp.,
  11.250% 05/01/07.......................................      190,000       206,625

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial High Yield Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                               PAR          VALUE
                                                           -----------   -----------
Hollywood Casino Shreveport,
  13.000% 08/01/06.......................................  $   220,000   $   209,000
Hollywood Park, Inc.,
  9.250% 02/15/07........................................      250,000       212,500
Horseshoe Gaming LLC,
  9.375% 06/15/07........................................      150,000       159,750
International Game Technology,
  8.375% 05/15/09........................................      250,000       263,750
Majestic Investments, Inc.,
  11.653% 11/30/07 (b)...................................       50,000        47,750
Mikohn Gaming,
  11.875% 08/15/08 (b)...................................      100,000        97,000
Penn National Gaming, Inc.,
  11.125% 03/01/08.......................................      100,000       106,000
Six Flags, Inc.,
  9.500% 02/01/09........................................      150,000       151,875
                                                                         -----------
                                                                           2,052,425
                                                                         -----------
AUTO EQUIPMENT & RENTAL SERVICES--0.6%
United Rentals, Inc.:
  8.800% 08/15/08........................................       85,000        80,750
  9.500% 06/01/08........................................       85,000        83,725
                                                                         -----------
                                                                             164,475
                                                                         -----------
FUNERAL SERVICES--1.2%
Service Corp., International,
  7.700% 04/15/09........................................      210,000       194,250
Stewart Enterprises, Inc.,
  10.750% 07/01/08.......................................      100,000       109,500
                                                                         -----------
                                                                             303,750
                                                                         -----------
HEALTH SERVICES--9.6%
Alliance Imaging, Inc.,
  10.375% 04/15/11.......................................      115,000       122,475
AmerisourceBergen Corp.,
  8.125% 09/01/08........................................      150,000       156,750
Beverly Enterprises, Inc.,
  9.000% 02/15/06........................................      300,000       307,500
Bio-Rad Laboratories, Inc.,
  11.625% 02/15/07.......................................      150,000       165,375
Dynacare, Inc.,
  10.750% 01/15/06.......................................      130,000       135,200
HCA-The Healthcare Co.,
  8.750% 09/01/10........................................      345,000       376,912
InSight Health Services Corp.,
  9.875% 11/01/11 (b)....................................       50,000        51,750
Magellan Health Services, Inc.: 9.000% 02/15/08..........      270,000       241,650
  9.375% 11/15/07 (b)....................................       80,000        81,200
Quest Diagnostic, Inc.,
  7.500% 07/12/11........................................      315,000       327,490
Radiologix, Inc.,
  10.500% 12/15/08 (b)...................................      100,000       100,000

                                                               PAR          VALUE
                                                           -----------   -----------
Res-Care, Inc.,
  10.625% 11/15/08 (b)...................................  $   160,000   $   160,800
United Surgical Partners,
  10.000% 12/15/11 (b)...................................      100,000        98,000
Vanguard Health Systems, Inc.,
  9.750% 08/01/11 (b)....................................      165,000       169,125
                                                                         -----------
                                                                           2,494,227
                                                                         -----------
HOTELS, CAMPS & LODGING--0.7%
Host Marriott LP,
  9.500% 01/15/07 (b)....................................      170,000       170,425
                                                                         -----------
OTHER SERVICES--0.5%
Intertek Finance PLC,
  10.250% 11/01/06.......................................      140,000       137,200
                                                                         -----------
------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
  ELECTRIC, GAS & SANITARY SERVICES--30.1%
AIR TRANSPORTATION--0.6%
U.S. Air, Inc.,
  10.375% 03/01/13.......................................      275,000       170,500
                                                                         -----------
BROADCASTING--2.7%
Allbritton Communications Co.,
  9.750% 11/30/07........................................      110,000       116,050
Cumulus Media, Inc.,
  10.375% 07/01/08.......................................       25,000        25,875
Emmis Escrow Corp.,
  (d) 03/15/11
  (12.500% 03/01/06).....................................      160,000        96,800
LIN Holding Corp.,
  (d) 03/01/08
  (10.000% 03/01/03).....................................      165,000       103,950
SBA Communication Corp.,
  10.250% 02/01/09.......................................      145,000       124,700
Sinclair Broadcast Group, Inc.,
  9.000% 07/15/07........................................      110,000       111,100
TV Azteca SA de CV,
  10.500% 02/15/07.......................................      120,000       117,600
                                                                         -----------
                                                                             696,075
                                                                         -----------
CABLE--8.2%
Adelphia Communications Corp.:
  8.375% 02/01/08........................................      150,000       140,250
  9.875% 03/01/07........................................      190,000       187,150
  10.875% 10/01/10.......................................      100,000       102,500
Cable Satisfaction International, Inc.,
  12.750% 03/01/10.......................................      220,000        99,000
Callahan Nordrhein-Westfalen,
  14.000% 07/15/10.......................................       65,000        41,600

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial High Yield Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                               PAR          VALUE
                                                           -----------   -----------
Charter Communications Holdings:
  (d) 04/01/11
  (9.920% 04/01/04)......................................  $   350,000   $   252,000
  10.000% 04/01/09.......................................      175,000       179,375
  10.750% 10/01/09.......................................      125,000       131,563
  11.125% 01/15/11.......................................       50,000        52,875
Diamond Cable Co.,
  (d) 02/15/07
  (10.750% 02/15/02).....................................      230,000        52,900
FrontierVision Holdings, LP,
  11.875% 09/15/07.......................................      310,000       327,050
Insight Communications,
  (d) 02/15/11
  (12.250% 02/15/06).....................................      175,000       103,250
Northland Cable Television, Inc.,
  10.250% 11/15/07.......................................      135,000       103,950
Telewest Communications PLC:
  11.000% 10/01/07.......................................      490,000       350,350
  11.250% 11/01/08.......................................       10,000         7,475
                                                                         -----------
                                                                           2,131,288
                                                                         -----------
CABLE & OTHER SERVICES--1.5%
EchoStar DBS Corp.:
  9.250% 02/01/06........................................      275,000       280,500
  9.375% 02/01/09........................................      100,000       103,000
                                                                         -----------
                                                                             383,500
                                                                         -----------
COMMUNICATIONS--1.5%
Canwest Media, Inc.,
  10.625% 05/15/11.......................................      125,000       132,812
Spectrasite Holdings, Inc.:
  6.750% 11/15/10........................................       25,000        10,370
  12.500% 11/15/10.......................................      225,000       119,250
XM Satellite Radio Holdings, Inc.,
  14.000% 03/15/10.......................................      160,000       126,400
                                                                         -----------
                                                                             388,832
                                                                         -----------
COMMUNICATIONS SERVICES--0.5%
Crown Castle International Corp.,
  (d) 05/15/11
  (10.375% 05/15/04).....................................      205,000       128,125
                                                                         -----------
ELECTRIC, GAS & SANITARY SERVICES--3.6%
AES Corp.,
  9.500% 06/01/09........................................      175,000       155,750
Allied Waste North America:
  8.500% 12/01/08 (b)....................................      100,000       101,000
  10.000% 08/01/09.......................................      420,000       432,600
PSE&G Energy Holdings,
  8.625% 02/15/08........................................      250,000       252,725
                                                                         -----------
                                                                             942,075
                                                                         -----------

                                                               PAR          VALUE
                                                           -----------   -----------
ELECTRIC SERVICES--2.9%
Calpine Corp.,
  8.500% 02/15/11........................................  $   365,000   $   324,850
CMS Energy Corp.,
  9.875% 10/15/07........................................      400,000       422,000
                                                                         -----------
                                                                             746,850
                                                                         -----------
MOTOR FREIGHT & WAREHOUSING--0.1%
MTL, Inc.,
  10.000% 06/15/06.......................................       75,000        33,750
                                                                         -----------
TELECOMMUNICATIONS--8.5%
Adelphia Business Solutions,
  13.000% 04/15/03.......................................       50,000         1,500
AirGate PCS, Inc.,
  (d) 10/01/09
  (13.500% 10/01/04).....................................      135,000       101,925
Alamosa Delaware, Inc.,
  12.500% 02/01/11.......................................      100,000       101,000
Carrier 1 International SA,
  13.250% 02/15/09.......................................      250,000        45,000
Flag Telecom Holdings Ltd.,
  11.625% 03/30/10.......................................       85,000        35,700
Horizon PCS, Inc.:
  (d) 10/01/10
  (14.000% 10/01/05).....................................      145,000        75,400
  13.750% 06/15/11 (b)...................................       95,000        94,050
McLeodUSA, Inc.:
  (d) 03/01/07
  (10.500% 03/01/02) (c).................................       10,000         2,100
  11.375% 01/01/09 (c)...................................      165,000        37,950
Microcell Telecommunications, Inc.,
  14.000% 06/01/06.......................................      250,000       216,250
Nextel Communications, Inc.:
  (a) 10/31/07...........................................      100,000        70,500
  9.375% 11/15/09........................................      200,000       157,000
Nextel International, Inc.:
  (d) 04/15/07
  (13.000% 04/15/02).....................................      125,000         6,250
  (d) 04/15/08
  (12.125% 04/15/03).....................................       60,000         2,700
  12.750% 08/01/10.......................................      150,000         7,500
Nextel Partners, Inc.,
  11.000% 03/15/10.......................................      100,000        81,000
NEXTLINK Communications, Inc.,
  10.750% 06/01/09 (c)...................................      250,000        30,000
Ono Finance PLC:
  13.000% 05/01/09.......................................      100,000        77,000
  14.000% 07/15/10.......................................  EUR 175,000       118,503
  14.000% 02/15/11.......................................  $    85,000        66,300
Partner Communications Co., Ltd.,
  13.000% 08/15/10.......................................      150,000       151,500

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial High Yield Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                               PAR          VALUE
                                                           -----------   -----------
RCN Corp.,
  (d) 10/15/07
  (11.125% 10/15/02).....................................  $    50,000   $    13,250
Rogers Cantel, Inc.,
  9.750% 06/01/16........................................      100,000        99,000
TeleCorp PCS, Inc.:
  (d) 04/15/09
  (11.625% 04/15/04).....................................      110,000        95,700
  10.625% 07/15/10.......................................       50,000        58,000
Time Warner Telecom, Inc.:
  9.750% 07/15/08........................................      135,000       109,350
  10.125% 02/01/11.......................................       55,000        44,000
Tritel PCS, Inc.:
  (d) 05/15/09
  (12.750% 12/15/04).....................................      100,000        85,000
  10.375% 01/15/11.......................................       50,000        56,500
US Unwired, Inc.,
  (a) 11/01/09...........................................      220,000       157,300
XO Communications, Inc.,
  10.750% 11/15/08 (c)...................................       75,000         9,000
                                                                         -----------
                                                                           2,206,228
                                                                         -----------
------------------------------------------------------------------------------------
WHOLESALE TRADE--0.5%
DURABLE GOODS--0.5%
Playtex Products,
  9.375% 06/01/11........................................      120,000       126,000
                                                                         -----------
TOTAL CORPORATE FIXED INCOME BONDS & NOTES
  (cost of $26,102,814)..................................                 23,044,488
                                                                         -----------
------------------------------------------------------------------------------------
                                                             SHARES
                                                           -----------
PREFERRED STOCKS--3.6%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
  GAS & SANITARY SERVICES--3.6%
BROADCASTING--0.4%
Granite Broadcasting Corp.,
  12.750% PIK............................................           70        24,500
PriMedia, Inc.,
  10.000%................................................        2,000        82,000
                                                                         -----------
                                                                             106,500
                                                                         -----------
CABLE--2.3%
CSC Holdings, Inc.:
  11.125% PIK............................................        1,722       180,810
  11.750% PIK............................................        3,951       422,757
                                                                         -----------
                                                                             603,567
                                                                         -----------
COMMUNICATIONS--0.1%
Dobson Communication Corp.,
  12.250% PIK............................................           44        41,179
                                                                         -----------

                                                             SHARES         VALUE
                                                           -----------   -----------
POLLUTION CONTROL--0.1%
Envirosource, Inc.,
  7.250%.................................................          300   $    13,889
                                                                         -----------
TELECOMMUNICATIONS--0.7%
Nextel Communications, Inc.,
  11.125% PIK............................................          362       177,380
                                                                         -----------
TOTAL PREFERRED STOCKS
  (cost of $1,317,391)...................................                    942,515
                                                                         -----------
------------------------------------------------------------------------------------
COMMON STOCKS--0.0% (e)
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY SERVICES--0.0%
POLLUTION CONTROL--0.0%
Envirosource, Inc. ......................................        1,200           216
                                                                         -----------
TELECOMMUNICATIONS--0.0%
AirGate PCS, Inc.........................................          107         4,874
                                                                         -----------
TOTAL COMMON STOCKS
  (cost of $4,085).......................................                      5,090
                                                                         -----------
------------------------------------------------------------------------------------
                                                              UNITS
                                                           -----------
WARRANTS--0.1% (e)
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY SERVICES--0.0%
CABLE--0.0%
Cable Satisfaction International, Inc., expires
  03/01/05...............................................          220             2
                                                                         -----------
COMMUNICATIONS--0.0%
UbiquiTel Operating Co.,
  expires 04/15/10 (b)...................................           50         2,500
                                                                         -----------
TELECOMMUNICATIONS--0.1%
Carrier 1 International SA,
  expires 02/19/09 (b)...................................          113             1
Horizon PCS, Inc.,
  expires 10/01/03 (b)...................................          145         5,800
Jazztel PLC,
  expires 02/01/10 (b)...................................           60            (f)
Ono Finance PLC,
  expires 03/16/11.......................................           85         1,700
XM Satellite Radio Holdings, Inc.,
  expires 03/15/10 (b)...................................          150            38
                                                                         -----------
                                                                               7,539
                                                                         -----------
TOTAL WARRANTS
  (cost of $22,724)...................................................        10,041
                                                                         -----------
------------------------------------------------------------------------------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial High Yield Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                               PAR          VALUE
                                                           -----------   -----------
SHORT-TERM OBLIGATION--5.4%
Repurchase agreement with SBC Warburg Ltd., dated
  12/31/01, due 01/02/02 at 1.730%, collateralized by
  U.S. Treasury Bonds and Notes with various maturities
  to 2027, market value $1,447,054 (repurchase proceeds
  $1,406,135)
  (cost of $1,406,000)...................................  $ 1,406,000   $ 1,406,000
                                                                         -----------
TOTAL INVESTMENTS--97.8%
  (cost of $28,853,014)(g)............................................    25,408,134
                                                                         -----------
OTHER ASSETS & LIABILITIES, NET--2.2%.................................       564,495
                                                                         -----------
NET ASSETS--100.0%....................................................   $25,972,629
                                                                         ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Zero coupon bond.
(b) These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 2001, the value of these securities amounted to $1,936,064 which represents 7.5% of net assets.
(c) This issuer is in default of certain debt covenants. Income is not being accrued.
(d) Stepped coupon bond currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.
(e) Non-income producing.
(f) Rounds to less than $1.
(g) Cost for federal income tax purposes is $28,561,281. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences and amortization/ accretion tax elections on fixed income securities. Realized losses have been deferred for tax purposes and cost adjusted accordingly.
As of December 31, 2001, the Fund had entered into the following forward currency contracts:

                            IN                     NET UNREALIZED
      CONTRACTS          EXCHANGE    SETTLEMENT     APPRECIATION
     TO RECEIVE            FOR          DATE       (DEPRECIATION)
---------------------    --------    ----------    --------------
EUR      81,200          $72,310     01/14/02         $  (123)
EUR     182,285          162,306     01/17/02             659
                                                      -------
                                                      $   536
                                                      =======

                      ACRONYM         NAME
                      -------         ----
                       EUR       Euro Dollars
                       PIK       Payment-In-Kind

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Colonial High Yield Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost.............................................    $28,853,014
                                                                     -----------
Investments, at value............................................    $25,408,134
Cash.............................................................             52
Net unrealized appreciation on forward currency contracts........            536
Receivable for:
  Fund shares sold...............................................         30,735
  Interest.......................................................        602,322
  Dividends......................................................         16,396
  Expense reimbursement due from Distributor.....................          6,290
Deferred Trustees' compensation plan.............................          2,273
                                                                     -----------
    TOTAL ASSETS.................................................     26,066,738
                                                                     -----------
LIABILITIES:
Payable for:
  Fund shares repurchased........................................         56,801
  Management fee.................................................         12,794
  Transfer agent fee.............................................            625
  Bookkeeping fee................................................            834
  Trustees' fee..................................................            260
  Audit fee......................................................         19,300
Deferred Trustees' fee...........................................          2,273
Other liabilities................................................          1,222
                                                                     -----------
    TOTAL LIABILITIES............................................         94,109
                                                                     -----------
NET ASSETS.......................................................    $25,972,629
                                                                     ===========
COMPOSITION OF NET ASSETS:
Paid-in capital..................................................    $33,628,753
Undistributed net investment income..............................        268,487
Accumulated net realized loss....................................     (4,487,690)
Net unrealized appreciation (depreciation) on:
  Investments....................................................     (3,444,880)
  Foreign currency translations..................................          7,959
                                                                     -----------
NET ASSETS.......................................................    $25,972,629
                                                                     ===========
CLASS A:
Net assets.......................................................    $17,256,585
Shares outstanding...............................................      2,637,335
                                                                     ===========
Net asset value per share........................................    $      6.54
                                                                     ===========
CLASS B:
                                                                     $ 8,716,044
Net assets.......................................................
                                                                       1,340,296
Shares outstanding...............................................
                                                                     ===========
Net asset value per share........................................    $      6.50
                                                                     ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.........................................................    $ 2,635,605
Dividends........................................................         62,266
                                                                     -----------
    Total Investment Income......................................      2,697,871
EXPENSES:
Management fee...................................................        144,771
Distribution fee--Class B........................................         13,469
Bookkeeping fee..................................................         18,389
Transfer agent fee...............................................          7,500
Trustees' fee....................................................          6,994
Audit fee........................................................         19,563
Reports to shareholders..........................................         12,794
Other expenses...................................................         16,269
                                                                     -----------
    Total Expenses...............................................        239,749
Fees waived by the Distributor--Class B..........................        (12,641)
Custody earnings credit..........................................            (34)
                                                                     -----------
    Net Expenses.................................................        227,074
                                                                     -----------
Net Investment Income............................................      2,470,797
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
Net realized loss on:
  Investments....................................................     (3,133,487)
  Foreign currency transactions..................................           (451)
                                                                     -----------
    Net realized loss............................................     (3,133,938)
                                                                     -----------
Net change in unrealized appreciation/depreciation on:
  Investments....................................................       (214,162)
  Foreign currency translations..................................         50,476
                                                                     -----------
    Net change in unrealized appreciation/depreciation...........       (163,686)
                                                                     -----------
Net Loss.........................................................     (3,297,624)
                                                                     -----------
Decrease in Net Assets from Operations...........................    $  (826,827)
                                                                     ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Colonial High Yield Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2001          2000 (A)
----------------------------------                            ------------    ------------
OPERATIONS:
Net investment income.......................................  $ 2,470,797     $ 1,809,297
Net realized loss on investments and foreign currency
  transactions..............................................   (3,133,938)     (1,152,500)
Net change in unrealized appreciation/depreciation on
  investments and foreign currency translations.............     (163,686)     (2,068,632)
                                                              -----------     -----------
       Net Decrease from Operations.........................     (826,827)     (1,411,835)
                                                              -----------     -----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A...................................................   (1,594,290)     (1,724,699)
  Class B...................................................     (710,340)       (105,375)
In excess of net investment income:
  Class A...................................................           --         (53,932)
  Class B...................................................           --          (3,295)
Return of capital:
  Class A...................................................      (86,410)        (40,561)
  Class B...................................................      (38,500)         (2,478)
                                                              -----------     -----------
     Total Distributions Declared to Shareholders...........   (2,429,540)     (1,930,340)
                                                              -----------     -----------
SHARE TRANSACTIONS:
Class A:
  Subscriptions.............................................    3,285,968       8,724,676
  Distributions reinvested..................................    1,680,700       1,819,192
  Redemptions...............................................   (4,505,992)     (3,699,282)
                                                              -----------     -----------
       Net Increase.........................................      460,676       6,844,586
                                                              -----------     -----------
Class B:
  Subscriptions.............................................   13,302,022       1,726,649
  Distributions reinvested..................................      748,840         111,148
  Redemptions...............................................   (5,494,522)       (486,359)
                                                              -----------     -----------
       Net Increase.........................................    8,556,340       1,351,438
                                                              -----------     -----------
Net Increase from Share Transactions........................    9,017,016       8,196,024
                                                              -----------     -----------
Total Increase in Net Assets................................    5,760,649       4,853,849
NET ASSETS:
Beginning of period.........................................   20,211,980      15,358,131
                                                              -----------     -----------
End of period (including undistributed (overdistributed) net investment income of $268,487 and $(6,462),
  respectively).............................................  $25,972,629     $20,211,980
                                                              ===========     ===========
CHANGES IN SHARES:
Class A:
  Subscriptions.............................................      438,159         997,221
  Issued for distributions reinvested.......................      256,988         244,390
  Redemptions...............................................     (608,539)       (425,846)
                                                              -----------     -----------
       Net Increase.........................................       86,608         815,765
                                                              -----------     -----------
Class B:
  Subscriptions.............................................    1,812,231         203,033
  Issued for distributions reinvested.......................      115,206          15,025
  Redemptions...............................................     (748,618)        (56,581)
                                                              -----------     -----------
       Net Increase.........................................    1,178,819         161,477
                                                              -----------     -----------

(a) Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Colonial High Yield Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial High Yield Securities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income and total return. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Colonial High Yield Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2006       $   48,985
   2007           52,900
   2008        1,136,229
   2009        2,734,633
              ----------
              $3,972,747
              ==========

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Additionally, $513,269 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's next taxable year.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

Effective January 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on all debt securities. The cumulative effect of this accounting change did not impact total net assets of the Fund, but resulted in a $167,272 increase in cost of securities and a corresponding $167,272 increase in net unrealized depreciation based on securities held by the Fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $175,994, increase net unrealized depreciation by $126,136, and increase net realized loss by $49,858. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

              INCREASE (DECREASE)
-----------------------------------------------
PAID-IN    UNDISTRIBUTED NET    ACCUMULATED NET
CAPITAL    INVESTMENT INCOME     REALIZED LOSS
-------   -------------------   ---------------
 $ --          $(58,490)            $58,490

These reclassifications are primarily due to market discount reclassifications and foreign currency transactions. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Colonial High Yield Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.60% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.40% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager and Colonial, completed the sale of its asset management business, including the Manager and Colonial to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Manager and Colonial and, therefore, an assignment of their investment advisory contracts with the Fund to Fleet. The Fund had obtained approval of new investment advisory contracts by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contracts in all material respects except for their effective and termination dates.

  BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, Colonial provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.040% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B average daily net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 0.95% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 0.95% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Colonial High Yield Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $34 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2001, purchases and sales of investments, other than short term obligations, were $21,024,781 and $11,560,473, respectively.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation  $   651,045
Gross unrealized depreciation   (3,804,192)
                               -----------
  Net unrealized depreciation  $(3,153,147)
                               ===========

  OTHER--High yield investing offers the potential for high income and attractive total return, but also certain additional risks. These include credit risks associated with lower-rated bonds, changes in interest rates and certain risks associated with foreign investments.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Colonial High Yield Securities Fund, Variable Series -- Class B Shares
--------------------------------------------------------------------------------

                                                                  YEAR           PERIOD
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001          2000 (A)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 7.42          $ 8.64
                                                                 ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................       0.74(c)         0.48
Net realized and unrealized loss on investments and foreign
  currency..................................................      (0.96)(c)       (0.91)
                                                                 ------          ------
     Total from Investment Operations.......................      (0.22)          (0.43)
                                                                 ------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................      (0.66)          (0.75)
In excess of net investment income..........................         --           (0.02)
Return of capital...........................................      (0.04)          (0.02)
                                                                 ------          ------
     Total Distributions Declared to Shareholders...........      (0.70)          (0.79)
                                                                 ------          ------
NET ASSET VALUE, END OF PERIOD..............................     $ 6.50          $ 7.42
                                                                 ======          ======
Total return (d)(e)(f)......................................      (2.96)%         (4.96)%(g)
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)................................................       0.95%           0.95%(i)
Net investment income (h)...................................      10.19%(c)        9.88%(i)
Waiver/reimbursement........................................       0.23%           0.24%(i)
Portfolio turnover rate.....................................         54%             35%
Net assets, end of period (000's)...........................     $8,716          $1,199

(a) Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized gain/loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.47% to 10.19%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Colonial High Yield Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Colonial High Yield Securities Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Colonial High Yield Securities Fund, Variable Series, was held to conduct a vote for or against the approval of the following Items listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 3,329,264.909 shares outstanding. The votes cast were as follows:

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                           --------------   -----------   ------
PROPOSAL 1. To approve a
  new investment advisory
  agreement:
  Affirmative............   2,754,807.115     82.745%     82.745%
  Against................      32,098.667      0.964%      0.964%
  Abstain................     542,359.127     16.291%     16.291%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                            -------------   -----------   ------
PROPOSAL 2. To approve a
  new sub-advisory
  agreement:
  Affirmative.............  2,757,793.335     82.835%     82.835%
  Against.................     29,089.355      0.874%      0.874%
  Abstain.................    542,382.219     16.291%     16.291%

                                      AFFIRMATIVE      WITHHOLD
                                     --------------   -----------
PROPOSAL 3. To elect a Board of
  Trustees:
  Douglas A. Hacker................   3,226,906.093   102,358.816
  Janet Langford Kelly.............   3,223,711.422   105,553.487
  Richard W. Lowry.................   3,226,906.093   102,358.816
  Salvatore Macera.................   3,226,906.093   102,358.816
  William E. Mayer.................   3,226,906.093   102,358.816
  Charles R. Nelson................   3,226,906.093   102,358.816
  John J. Neuhauser................   3,226,906.093   102,358.816
  Joseph R. Palombo................   3,226,906.093   102,358.816
  Thomas E. Stitzel................   3,226,906.093   102,358.816
  Thomas C. Theobald...............   3,226,906.093   102,358.816
  Anne-Lee Verville................   3,223,711.422   105,553.487

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Colonial Small Cap Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Colonial Small Cap Value Fund, Variable Series seeks long-term growth.

  Jeffrey C. Kinzel and Daniel K. Cantor are co-managers of the fund. Mr. Kinzel and Mr. Cantor are senior vice presidents of Colonial Management Associates, Inc.

VALUE STOCKS REMAINED IN FAVOR
Following years of underperformance, value investing continued the comeback that began early in 2000. And despite the extended economic downturn and the terrorist attacks of September 11th, value investing has remained strong through the end of 2001. This strength is evident in the 13.10% return of the fund's new benchmark, the S&P Small Cap 600/Barra Value Index, for the 12-month period that ended December 31, 2001. The Russell 2000 Index, which measures the performance of both growth and value small-cap stocks, returned 2.49% for the same period. We have changed the fund's primary benchmark from the Russell 2000 Index to the S&P Small Cap 600/Barra Value Index because we believe the new index more closely reflects the fund's value investing strategy and should allow for more meaningful performance comparisons.

AN IMPROVING ECONOMIC OUTLOOK
Prior to the tragic events of September 11, we had felt that the economy was close to bottoming. Such events appear to have caused only a temporary setback to the recovery. There are a number of reasons why we feel that the US economy will come back. First, the Federal Reserve Board has delivered a powerful monetary stimulus in the form of 11 interest rate cuts over the last year. The magnitude and speed of such cuts is unprecedented in US and perhaps world history. Second is the resilience of the American consumer. Buoyed by much lower mortgage rates and a home loan refinancing boom, consumers have held up especially well in the housing area. Indeed, housing starts are estimated to be up 3% in 2001 compared with about a 15% decline in the 1990-91 recession. Similarly, auto sales have held up much better in this recession relative to the 1990-91 recession. Importantly, consumer confidence appears to have bottomed this fall, and has been steadily rising since.

     Third, substantial declines in energy prices have put meaningful savings directly into the pockets of consumers. Fourth, income tax cuts should help the consumer going forward. The final piece to the puzzle is the return of business -- or "CEO" -- confidence. Indeed, recessions typically result from a decline in consumer confidence and spending. However, this one has been led by a decline in business confidence and in capital spending by businesses. We believe that, in general, businesses have worked through a substantial inventory overhang, and are seeing at least a stabilization, if not a slight improvement, in their order patterns. This bottoming should form the basis for an increase in business confidence and spending this year.

GOOD PROSPECTS FOR SMALL-CAP VALUE
We believe that small-cap equities will continue to outperform relative to mid- and large-cap equities. Historically, small caps have performed better than larger caps with an average cycle duration of six years. Yet we are only about two years into this cycle of outperformance. In addition, small caps have traditionally fared well coming out of recessions. Going into a recession, smaller companies tend to be disproportionately hurt as banks often become more restrictive in their lending to such companies. Conversely, in recoveries, these same companies usually benefit more as banks loosen their lending standards and the Fed pumps liquidity into the financial system. Finally, small-cap firms tend to have greater than average economic sensitivity, and operating and financial leverage. Thus they typically benefit more from positive changes in the economy.

A BOTTOM-UP APPROACH
As bottom-up stock pickers, our first priority is selecting good companies rather than attempting to predict the direction of the overall market or economy. Nevertheless, we recognize that a bottom-up view has to incorporate a broad view of the economy. As a result, we've reduced our exposure to financial stocks. Although their valuations are still reasonable, we believe we will be entering a period of rising interest rates, which is typically not good for financials. We have also been trimming our energy holdings, given our outlook for lower than expected commodity prices. However, these stocks have now declined to the point where they are becoming attractive for purchase. Given our view that the economy will improve, we've begun increasing our weighting in consumer cyclicals, including auto suppliers, leisure, retail and apparel companies. Finally, we have continued to favor low price/earnings ratio and price/cash flow stocks; and have continued to reduce the total number of holdings in the fund.

                       ---------------------------------

Investing in smaller company stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Colonial Small Cap Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                   1-YEAR   3-YEAR   LIFE
---------------------------------------------------------
 Class B(1) (6/1/00)                9.20    11.35    5.11
 S&P SmallCap 600/Barra Value      13.10    12.09    4.92(2)
 Russell 2000 Index                 2.49     6.42    1.64(2)

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 5/19/98(3) - 12/31/01
------------------------------------------------------------
[Performance Graph]

                                                                                                         S&P SMALLCAP 600/BARRA
                                                     CLASS B SHARES            RUSSELL 2000 INDEX              VALUE INDEX
                                                     --------------            ------------------        ----------------------
4/30/98                                                 10000.00                    10000.00                    10000.00
5/31/98                                                 10020.00                     9461.00                     9563.00
6/30/98                                                 10050.10                     9480.87                     9558.22
7/31/98                                                  9120.43                     8712.92                     8674.08
8/31/98                                                  7200.58                     7020.87                     7109.28
9/30/98                                                  7460.52                     7570.60                     7486.07
10/31/98                                                 7880.55                     7879.48                     7813.21
11/30/98                                                 8400.66                     8292.37                     8146.84
12/31/98                                                 8675.37                     8805.67                     8467.01
1/31/99                                                  8463.69                     8922.78                     8369.64
2/28/99                                                  7625.78                     8200.04                     7688.35
3/31/99                                                  7525.12                     8327.96                     7658.36
4/30/99                                                  8030.06                     9074.14                     8325.41
5/31/99                                                  8353.67                     9206.62                     8657.59
6/30/99                                                  8788.06                     9622.76                     9183.11
7/31/99                                                  8778.39                     9359.10                     9039.85
8/31/99                                                  8323.67                     9012.81                     8661.08
9/30/99                                                  8272.90                     9014.62                     8501.72
10/31/99                                                 8313.43                     9051.58                     8305.33
11/30/99                                                 8545.38                     9591.95                     8491.37
12/31/99                                                 9226.45                    10677.80                     8723.18
1/31/00                                                  8639.64                    10505.80                     8276.55
2/29/00                                                  9215.91                    12240.40                     8650.65
3/31/00                                                  9357.83                    11433.70                     8969.86
4/30/00                                                  9458.90                    10745.40                     9032.65
5/31/00                                                  9317.01                    10119.00                     8885.42
6/30/00                                                  9691.56                    11001.30                     9140.43
7/31/00                                                  9782.66                    10647.10                     9320.50
8/31/00                                                 10581.90                    11459.50                     9864.81
9/30/00                                                 10581.90                    11122.60                     9845.08
10/31/00                                                10632.70                    10626.50                     9893.33
11/30/00                                                 9863.95                     9535.15                     9239.38
12/31/00                                                10968.70                    10354.20                    10544.00
1/31/01                                                 11060.80                    10893.70                    11379.10
2/28/01                                                 10743.40                    10179.00                    10898.90
3/31/01                                                 10569.40                     9681.29                    10446.60
4/30/01                                                 11346.20                    10438.40                    11075.40
5/31/01                                                 11683.20                    10695.20                    11357.90
6/30/01                                                 11765.00                    11064.10                    11791.70
7/31/01                                                 11847.30                    10465.60                    11680.90
8/31/01                                                 11612.80                    10127.50                    11492.80
9/30/01                                                 10214.60                     8764.36                     9848.21
10/31/01                                                10459.70                     9277.08                    10298.30
11/30/01                                                11164.70                     9995.12                    11122.10
12/31/01                                                11975.80                    10611.80                    11925.20

      NET ASSET VALUE ($)        12/31/00   12/31/01
--------------------------------------------------------
 Class B                           10.73      11.55

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P SmallCap 600/Barra Value Index is an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the S&P SmallCap 600 Index. The Russell 2000 index is an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the Nasdaq. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.
(2) Index performance is from April 30, 1998.
(3) Inception date of class A shares (oldest existing share class).

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Colonial Small Cap Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
COMMON STOCKS--89.6%
CONSUMER DISCRETIONARY--19.7%
AUTOMOBILES & COMPONENTS--2.7%
AUTO PARTS & EQUIPMENT--2.7%
American Axle & Manufacturing Holdings, Inc. (a).........       5,900   $   126,142
Borg-Warner Automotive, Inc. ............................       1,100        57,475
Superior Industries International, Inc. .................       2,900       116,725
Tower Automotive, Inc. (a)...............................      21,600       195,048
                                                                        -----------
                                                                            495,390
                                                                        -----------
CONSUMER DURABLES & APPAREL--6.5%
APPAREL & ACCESSORIES--1.5%
Fossil, Inc. (a).........................................       3,350        70,350
Kellwood Co. ............................................       1,200        28,812
Tommy Hilfiger Corp. (a).................................      13,000       178,750
                                                                        -----------
                                                                            277,912
                                                                        -----------
CONSUMER ELECTRONICS--0.6%
Harman International Industries, Inc. ...................       2,600       117,260
                                                                        -----------
FOOTWEAR--1.5%
The Timberland Co., Class A (a)..........................       1,800        66,744
Wolverine World Wide, Inc. ..............................      13,400       201,670
                                                                        -----------
                                                                            268,414
                                                                        -----------
HOME FURNISHINGS--0.4%
Ethan Allen Interiors, Inc. .............................       1,550        64,465
                                                                        -----------
HOMEBUILDING--1.9%
KB Home (a)..............................................       1,000        40,100
NVR, Inc. (a)............................................       1,200       244,800
Toll Brothers, Inc. (a)..................................       1,300        57,070
                                                                        -----------
                                                                            341,970
                                                                        -----------
HOUSEHOLD APPLIANCES--0.3%
Toro Co. ................................................       1,400        63,000
                                                                        -----------
HOUSEWARES & SPECIALTIES--0.3%
The Topps Co., Inc. (a)..................................       4,400        53,460
                                                                        -----------
HOTELS, RESTAURANTS & LEISURE--5.1%
CASINOS & GAMING--1.5%
International Game Technology (a)........................       2,400       163,920
MTR Gaming Group, Inc. (a)...............................       6,900       110,400
                                                                        -----------
                                                                            274,320
                                                                        -----------
HOTELS--0.9%
Prime Hospitality Corp. (a)..............................      14,420       159,341
                                                                        -----------
LEISURE FACILITIES--1.4%
Six Flags, Inc. (a)......................................      17,200       264,536
                                                                        -----------
RESTAURANTS--1.3%
CEC Entertainment, Inc. (a)..............................       3,650       158,373
Jack in the Box, Inc. (a)................................       1,900        52,326
Sonic Corp. (a)..........................................       1,000        36,000
                                                                        -----------
                                                                            246,699
                                                                        -----------

                                                             SHARES        VALUE
                                                           ----------   -----------
MEDIA--3.0%
ADVERTISING--0.4%
Advo, Inc. ..............................................       1,700   $    73,100
                                                                        -----------
BROADCASTING & CABLE--1.3%
Mediacom Communications Corp. (a)........................      13,100       239,206
                                                                        -----------
MOVIES & ENTERTAINMENT--1.3%
Alliance Atlantis Communications, Inc. (a)...............      21,100       238,852
                                                                        -----------
RETAILING--2.4%
APPAREL RETAIL--0.5%
Ross Stores, Inc. .......................................       2,600        83,408
                                                                        -----------
SPECIALTY STORES--1.9%
Rent-A-Center, Inc. (a)..................................       1,600        53,712
Zale Corp. (a)...........................................       7,100       297,348
                                                                        -----------
                                                                            351,060
                                                                        -----------
-----------------------------------------------------------------------------------
CONSUMER STAPLES--3.2%
FOOD & DRUG RETAILING--0.2%
FOOD DISTRIBUTORS--0.2%
Performance Food Group Co. (a)...........................       1,200        42,204
                                                                        -----------
FOOD, BEVERAGES & TOBACCO--2.7%
DISTILLERS & VINTNERS--1.1%
Constellation Brands, Inc., Class A (a)..................       4,700       201,395
                                                                        -----------
PACKAGED FOODS--1.6%
Dean Foods Company (a)...................................       4,300       293,260
                                                                        -----------
HOUSEHOLD & PERSONAL PRODUCTS--0.3%
HOUSEHOLD PRODUCTS--0.3%
Church & Dwight Co., Inc. ...............................       2,400        63,912
                                                                        -----------
-----------------------------------------------------------------------------------
ENERGY--4.2%
OIL & GAS EQUIPMENT & SERVICES--3.0%
Core Laboratories N.V. (a)...............................       1,500        21,030
FMC Technologies, Inc. (a)...............................       9,400       154,630
Petroleum Geo-Services, ADR (a)..........................      30,400       241,984
Universal Compression Holdings, Inc. (a).................       2,200        64,878
Veritas DGC, Inc. (a)....................................       4,100        75,850
                                                                        -----------
                                                                            558,372
                                                                        -----------
OIL & GAS EXPLORATION & PRODUCTION--0.7%
Pogo Producing Co. ......................................       2,300        60,421
Swift Energy Co. (a).....................................       1,800        36,360
Vintage Petroleum, Inc. .................................       2,200        31,790
                                                                        -----------
                                                                            128,571
                                                                        -----------
OIL & GAS REFINING & MARKETING--0.5%
Tesoro Petroleum Corp. (a)...............................       7,500        98,325
                                                                        -----------
-----------------------------------------------------------------------------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Small Cap Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
FINANCIALS--14.8%
BANKS--6.4%
BankAtlantic Bancorp, Inc. ..............................      10,800   $    99,144
Banknorth Group, Inc. ...................................       7,700       173,404
Community Bank System, Inc. .............................       2,100        55,020
Cullen/Frost Bankers, Inc. ..............................       1,900        58,672
Downey Financial Corp. ..................................       2,660       109,725
First Federal Capital Corp. .............................       4,500        70,650
FirstFed Financial Corp. (a).............................       4,600       117,898
Greater Bay Bancorp......................................       2,400        68,592
Independence Community Bank Corp. .......................       2,400        54,624
North Fork Bancorporation, Inc. .........................       2,100        67,179
Staten Island Bancorp, Inc. .............................       4,200        68,502
Susquehanna Bancshares, Inc. ............................       3,000        62,550
UMB Financial Corp. .....................................       1,785        71,400
Webster Financial Corp. .................................       3,000        94,590
                                                                        -----------
                                                                          1,171,950
                                                                        -----------
DIVERSIFIED FINANCIALS--1.7%
CONSUMER FINANCE--0.4%
AmeriCredit Corp. (a)....................................       2,400        75,720
                                                                        -----------
DIVERSIFIED FINANCIAL SERVICES--1.3%
Affiliated Managers Group, Inc. (a)......................       1,400        98,672
American Capital Strategies Ltd. ........................       2,700        76,545
Raymond James Financial, Inc. ...........................       1,500        53,280
                                                                        -----------
                                                                            228,497
                                                                        -----------
INSURANCE--4.9%
INSURANCE BROKERS--0.6%
Arthur J. Gallagher & Co. ...............................       3,400       117,266
                                                                        -----------
LIFE & HEALTH INSURANCE--0.6%
AmerUs Group Co. ........................................       1,600        57,344
Delphi Financial Group, Inc., Class A....................       1,624        54,079
                                                                        -----------
                                                                            111,423
                                                                        -----------
PROPERTY & CASUALTY INSURANCE--3.0%
Fidelity National Financial, Inc. .......................       4,814       119,387
The PMI Group, Inc. .....................................       1,400        93,814
Radian Group, Inc. ......................................       6,556       281,580
Vesta Insurance Group, Inc. .............................       5,900        47,200
                                                                        -----------
                                                                            541,981
                                                                        -----------
REINSURANCE--0.7%
RenaissanceRe Holdings Ltd. .............................       1,400       133,560
                                                                        -----------
REAL ESTATE--1.3%
REAL ESTATE INVESTMENT TRUST--1.3%
Archstone Communities Trust..............................       8,800       231,440
                                                                        -----------
REGISTERED INVESTMENT COMPANY--0.5%
MCG Capital Corp. .......................................       5,600        99,680
                                                                        -----------
-----------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
HEALTH CARE--3.9%
HEALTH CARE EQUIPMENT & SERVICES--3.9%
HEALTH CARE DISTRIBUTORS & SERVICES--0.8%
Owens & Minor, Inc. .....................................       5,200   $    96,200
Patterson Dental Co. (a).................................       1,000        40,930
                                                                        -----------
                                                                            137,130
                                                                        -----------
HEALTH CARE FACILITIES--1.6%
RehabCare Group, Inc. (a)................................       6,200       183,520
Universal Health Services, Inc., Class B (a).............       2,600       111,228
                                                                        -----------
                                                                            294,748
                                                                        -----------
HEALTH CARE SUPPLIES--0.0%
Invacare Corp. ..........................................         100         3,371
                                                                        -----------
MANAGED HEALTH CARE--1.5%
Caremark Rx, Inc. (a)....................................       5,700        92,967
Coventry Health Care, Inc. (a)...........................       3,300        65,835
First Health Group Corp. (a).............................       4,600       113,804
                                                                        -----------
                                                                            272,606
                                                                        -----------
-----------------------------------------------------------------------------------
INDUSTRIALS--19.0%
CAPITAL GOODS--13.3%
AEROSPACE & DEFENSE--3.9%
Alliant Techsystems, Inc. (a)............................         875        67,550
Armor Holdings, Inc. (a).................................      10,900       294,191
Precision Castparts Corp. ...............................       6,600       186,450
United Defense Industries, Inc. (a)......................       8,200       172,610
                                                                        -----------
                                                                            720,801
                                                                        -----------
BUILDING PRODUCTS--2.0%
Dal-Tile International, Inc. (a).........................      13,100       304,575
Nortek, Inc. (a).........................................       1,900        53,010
                                                                        -----------
                                                                            357,585
                                                                        -----------
CONSTRUCTION & ENGINEERING--1.4%
EMCOR Group, Inc. (a)....................................       4,700       213,380
Granite Construction, Inc. ..............................       2,100        50,568
                                                                        -----------
                                                                            263,948
                                                                        -----------
CONSTRUCTION & FARM MACHINERY--1.3%
AGCO Corp. ..............................................       2,000        31,560
Oshkosh Truck Corp. .....................................       3,100       151,125
Terex Corp. (a)..........................................       3,600        63,144
                                                                        -----------
                                                                            245,829
                                                                        -----------
ELECTRICAL COMPONENTS & EQUIPMENT--1.4%
Electro Scientific Industries, Inc. (a)..................       1,200        36,012
Littelfuse, Inc. (a).....................................       5,400       141,696
Pemstar, Inc. (a)........................................       6,200        74,400
                                                                        -----------
                                                                            252,108
                                                                        -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Small Cap Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
INDUSTRIAL MACHINERY--3.3%
Esterline Technologies Corp. (a).........................      10,200   $   163,302
Harsco Corp. ............................................       3,700       126,910
Kennametal, Inc. ........................................       2,600       104,702
Mueller Industries, Inc. (a).............................       2,600        86,450
Reliance Steel & Aluminum Co. ...........................       4,295       112,744
SPS Technologies, Inc. (a)...............................         400        13,968
                                                                        -----------
                                                                            608,076
                                                                        -----------
COMMERCIAL SERVICES & SUPPLIES--3.7%
COMMERCIAL PRINTING--0.7%
Valassis Communications, Inc. (a)........................       3,350       119,327
                                                                        -----------
DIVERSIFIED COMMERCIAL SERVICES--1.7%
Cendant Corp. (a)........................................      16,000       313,760
                                                                        -----------
EMPLOYMENT SERVICES--0.2%
Spherion Corp. (a).......................................       4,600        44,896
                                                                        -----------
OFFICE SERVICES & SUPPLIES--1.1%
MCSi, Inc. (a)...........................................       4,300       100,835
United Stationers, Inc. (a)..............................       3,000       100,950
                                                                        -----------
                                                                            201,785
                                                                        -----------
TRANSPORTATION--2.0%
AIRLINES--0.5%
Continental Airlines, Inc., Class B (a)..................       3,300        86,493
                                                                        -----------
TRUCKING--1.5%
Arkansas Best Corp. (a)..................................       5,800       167,156
Landstar System, Inc. (a)................................       1,600       116,016
                                                                        -----------
                                                                            283,172
                                                                        -----------
-----------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--11.8%
SOFTWARE & SERVICES--4.1%
APPLICATIONS SOFTWARE--1.2%
Compuware Corp. (a)......................................       3,900        45,981
Dendrite International, Inc. (a).........................       2,100        29,463
Reynolds & Reynolds Co. .................................       5,900       143,075
                                                                        -----------
                                                                            218,519
                                                                        -----------
INFORMATION TECHNOLOGY CONSULTING & SERVICES--2.4%
Affiliated Computer Services, Inc., Class A (a)..........         900        95,517
CACI International, Inc., Class A (a)....................       3,000       118,455
KPMG Consulting, Inc. (a)................................       5,700        94,449
Maximus, Inc. (a)........................................       1,000        42,060
ProQuest Co. (a).........................................       2,800        94,948
                                                                        -----------
                                                                            445,429
                                                                        -----------
SYSTEMS SOFTWARE--0.5%
Progress Software Corp. (a)..............................       2,100        36,288
Sybase, Inc. (a).........................................       3,400        53,584
                                                                        -----------
                                                                             89,872
                                                                        -----------

                                                             SHARES        VALUE
                                                           ----------   -----------
TECHNOLOGY HARDWARE & EQUIPMENT--7.7%
COMPUTER STORAGE & PERIPHERALS--0.3%
InFocus Systems, Inc. (a)................................       2,100   $    46,242
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.4%
Amphenol Corp., Class A (a)..............................       4,950       237,848
Anixter International, Inc. (a)..........................       2,500        72,525
Millipore Corp. .........................................       2,700       163,890
Park Electrochemical Corp. ..............................       3,600        95,040
Richardson Electronics Ltd. .............................       1,400        16,940
Tektronix, Inc. .........................................       1,200        30,936
Varian, Inc. (a).........................................         300         9,732
                                                                        -----------
                                                                            626,911
                                                                        -----------
OFFICE ELECTRONICS--0.8%
Zebra Technologies Corp., Class A (a)....................       2,800       155,428
                                                                        -----------
SEMICONDUCTOR EQUIPMENT--2.1%
Cymer, Inc. (a)..........................................       7,000       187,110
Mykrolis Corp. (a).......................................      12,300       196,800
                                                                        -----------
                                                                            383,910
                                                                        -----------
TELECOMMUNICATIONS EQUIPMENT--1.1%
Andrew Corp. (a).........................................       7,700       168,553
CommScope, Inc. (a)......................................       1,400        29,778
                                                                        -----------
                                                                            198,331
                                                                        -----------
-----------------------------------------------------------------------------------
MATERIALS--7.5%
CHEMICALS--4.6%
COMMODITY CHEMICALS--0.1%
NOVA Chemicals Corp. ....................................       1,200        23,124
                                                                        -----------
DIVERSIFIED CHEMICALS--0.8%
Engelhard Corp. .........................................       5,600       155,008
                                                                        -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.9%
IMC Global, Inc. ........................................      13,100       170,300
                                                                        -----------
SPECIALTY CHEMICALS--2.6%
Albemarle Corp. .........................................       1,600        38,400
Cytec Industries, Inc. (a)...............................       4,400       118,800
Ecolab, Inc. ............................................       3,300       132,825
Lubrizol Corp. ..........................................       2,100        73,689
OM Group, Inc. ..........................................       1,700       112,523
                                                                        -----------
                                                                            476,237
                                                                        -----------
CONSTRUCTION MATERIALS--0.2%
Centex Construction Products, Inc. ......................       1,200        38,460
                                                                        -----------
CONTAINERS & PACKAGING--0.5%
METAL & GLASS CONTAINERS--0.5%
AptarGroup, Inc. ........................................       2,600        91,078
                                                                        -----------
METALS & MINING--1.4%
DIVERSIFIED METALS & MINING--0.7%
Peabody Energy Corp. ....................................       4,800       135,312
                                                                        -----------
STEEL--0.7%
UCAR International, Inc. (a).............................      11,400       121,980
                                                                        -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Small Cap Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
PAPER & FOREST PRODUCTS--1.0%
FOREST PRODUCTS--0.7%
Rayonier, Inc. ..........................................       2,400   $   121,128
                                                                        -----------
PAPER PRODUCTS--0.3%
Boise Cascade Corp. .....................................       1,500        51,015
                                                                        -----------
-----------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.1%
WIRELESS TELECOMMUNICATION SERVICES--0.1%
Boston Communications Group (a)..........................       1,300        14,755
                                                                        -----------
-----------------------------------------------------------------------------------
UTILITIES--5.4%
ELECTRIC UTILITIES--2.2%
Public Service Co. of New Mexico.........................       7,700       215,600
RGS Energy Group, Inc. ..................................       3,300       124,080
UIL Holdings Corp. ......................................       1,100        56,430
                                                                        -----------
                                                                            396,110
                                                                        -----------
GAS UTILITIES--1.9%
Energen Corp. ...........................................       3,800        93,670
Northwest Natural Gas Co. ...............................       3,300        84,150
NUI Corp. ...............................................       1,400        33,180
Oneok, Inc. .............................................       4,100        73,144
UGI Corp. ...............................................       2,100        63,420
                                                                        -----------
                                                                            347,564
                                                                        -----------
MULTI-UTILITIES--1.3%
Sierra Pacific Resources.................................      13,700       206,185
Vectren Corp. ...........................................       1,600        38,368
                                                                        -----------
                                                                            244,553
                                                                        -----------
TOTAL COMMON STOCKS
(cost of $13,975,782)................................................    16,466,850
                                                                        -----------
-----------------------------------------------------------------------------------

                                                              PAR          VALUE
                                                           ----------   -----------
SHORT-TERM OBLIGATION--11.8%
Repurchase agreement with SBC Warburg Ltd., dated
  12/31/01, due 01/02/02 at 1.730%, collateralized by
  U.S. Treasury Bonds and Notes with various maturities
  to 2027, market value $2,233,361 (repurchase proceeds
  $2,170,209)
  (cost of $2,170,000)...................................  $2,170,000   $ 2,170,000
                                                                        -----------
TOTAL INVESTMENTS--101.4% (cost of $16,145,782) (b)..................
                                                                         18,636,850
                                                                        -----------
OTHER ASSETS & LIABILITIES, NET--(1.4)%..............................      (256,351)
                                                                        -----------
NET ASSETS--100.0%...................................................   $18,380,499
                                                                        ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $16,211,269. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

                      ACRONYM               NAME
                      -------               ----
                       ADR       American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Colonial Small Cap Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost (includes short-term obligation)............    $16,145,782
                                                                     -----------
Investments, at value............................................    $16,466,850
Short-term obligation............................................      2,170,000
Cash.............................................................            589
Receivable for:
  Investments sold...............................................        179,598
  Fund shares sold...............................................          4,545
  Interest.......................................................            104
  Dividends......................................................          9,180
  Expense reimbursement due from Manager/Distributor.............         27,468
Deferred Trustees' compensation plan.............................          2,104
                                                                     -----------
    TOTAL ASSETS.................................................     18,860,438
                                                                     -----------
LIABILITIES:
Payable for:
  Investments purchased..........................................        111,475
  Fund shares repurchased........................................        332,556
  Management fee.................................................         12,178
  Transfer agent fee.............................................            625
  Bookkeeping fee................................................            833
  Trustees' fee..................................................            500
  Audit fee......................................................         19,300
Deferred Trustees' fee...........................................          2,104
Other liabilities................................................            368
                                                                     -----------
    TOTAL LIABILITIES............................................        479,939
                                                                     -----------
NET ASSETS.......................................................    $18,380,499
                                                                     ===========
COMPOSITION OF NET ASSETS:
Paid-in capital..................................................    $15,909,981
Overdistributed net investment income............................         (2,525)
Accumulated net realized loss....................................        (18,025)
Net unrealized appreciation on investments.......................      2,491,068
                                                                     -----------
NET ASSETS.......................................................    $18,380,499
                                                                     ===========
CLASS A:
Net assets.......................................................    $ 9,360,834
Shares outstanding...............................................        809,811
                                                                     ===========
Net asset value per share........................................    $     11.56
                                                                     ===========
CLASS B:
                                                                     $ 9,019,665
Net assets.......................................................
                                                                         780,841
Shares outstanding...............................................
                                                                     ===========
Net asset value per share........................................    $     11.55
                                                                     ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Colonial Small Cap Value Fund, Variable Series
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends........................................................    $  132,156
Interest.........................................................        62,287
                                                                     ----------
  Total Investment Income........................................       194,443
EXPENSES:
Management fee...................................................       118,056
Distribution fee--Class B........................................        16,271
Bookkeeping fee..................................................        18,389
Transfer agent fee...............................................         7,500
Trustees' fee....................................................         6,652
Audit fee........................................................        16,654
Custody fee......................................................         9,960
Reports to shareholders..........................................        10,827
Other expenses...................................................         6,904
                                                                     ----------
  Total Expenses.................................................       211,213
Fees and expenses waived or reimbursed by Manager................       (32,441)
Fees reimbursed by Distributor--Class B..........................       (16,271)
Custody earnings credit..........................................           (11)
                                                                     ----------
  Net Expenses...................................................       162,490
                                                                     ----------
Net Investment Income............................................        31,953
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.................................       290,158
Net change in unrealized appreciation/depreciation on
  investments....................................................     1,151,725
                                                                     ----------
Net Gain.........................................................     1,441,883
                                                                     ----------
Increase in Net Assets from Operations...........................    $1,473,836
                                                                     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Colonial Small Cap Value Fund, Variable Series
--------------------------------------------------------------------------------

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2001          2000 (A)
----------------------------------                            ------------    ------------
OPERATIONS:
Net investment income.......................................  $    31,953     $    53,119
Net realized gain on investments............................      290,158         245,827
Net change in unrealized appreciation/depreciation on
  investments...............................................    1,151,725       1,090,750
                                                              -----------     -----------
       Net Increase from Operations.........................    1,473,836       1,389,696
                                                              -----------     -----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
     Class A................................................      (18,025)        (35,161)
     Class B................................................      (17,140)        (15,832)
From net realized capital gains:
     Class A................................................     (118,438)        (43,518)
     Class B................................................     (112,618)        (19,599)
                                                              -----------     -----------
       Total Distributions Declared to Shareholders.........     (266,221)       (114,110)
                                                              -----------     -----------
SHARE TRANSACTIONS:
Class A:
     Subscriptions..........................................    8,574,770       3,703,891
     Distributions reinvested...............................      136,463          78,679
     Redemptions............................................   (7,574,247)     (1,094,196)
                                                              -----------     -----------
       Net Increase.........................................    1,136,986       2,688,374
                                                              -----------     -----------
Class B:
     Subscriptions..........................................   13,166,781       3,344,146
     Distributions reinvested...............................      129,758          35,431
     Redemptions............................................   (8,345,154)        (75,574)
                                                              -----------     -----------
       Net Increase.........................................    4,951,385       3,304,003
                                                              -----------     -----------
Net Increase from Share Transactions........................    6,088,371       5,992,377
                                                              -----------     -----------
Total Increase in Net Assets................................    7,295,986       7,267,963
NET ASSETS:
Beginning of period.........................................   11,084,513       3,816,550
                                                              -----------     -----------
End of period (including undistributed (overdistributed) net
  investment income of $(2,525) and $682, respectively).....  $18,380,499     $11,084,513
                                                              ===========     ===========
CHANGES IN SHARES:
Class A:
     Subscriptions..........................................      791,152         393,662
     Issued for distributions reinvested....................       11,826           7,333
     Redemptions............................................     (702,942)       (109,838)
                                                              -----------     -----------
       Net Increase.........................................      100,036         291,157
                                                              -----------     -----------
Class B:
     Subscriptions..........................................    1,215,774         327,403
     Issued for distributions reinvested....................       11,252           3,302
     Redemptions............................................     (769,514)         (7,376)
                                                              -----------     -----------
       Net Increase.........................................      457,512         323,329
                                                              -----------     -----------

(a) Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Colonial Small Cap Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial Small Cap Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in smaller capitalization stocks of U.S. companies. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Colonial Small Cap Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

The following reclassifications have been made to the financial statements:

              INCREASE (DECREASE)
-----------------------------------------------
PAID-IN   OVERDISTRIBUTED NET   ACCUMULATED NET
CAPITAL    INVESTMENT INCOME     REALIZED LOSS
-------   -------------------   ---------------
 $(10)            $5                  $5

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Tax composition of dividends was as follows:

Ordinary income                  $108,992
Long-term capital gains           157,229
                                 --------
                                 $266,221
                                 ========

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES:

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager and Colonial, completed the sale of its asset management business, including the Manager and Colonial, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Manager and Colonial and, therefore, an assignment of their investment advisory contracts with the Fund to Fleet. The Fund had obtained approval of new investment advisory contracts by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contracts in all material respects except for their effective and termination dates.

  BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, Colonial provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.040% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B average daily net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.10% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each Class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $11 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Colonial Small Cap Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2001, purchases and sales of investments, other than short term obligations, were $12,256,285 and $7,367,022, respectively.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation  $2,971,760
Gross unrealized depreciation    (546,179)
                               ----------
  Net unrealized appreciation  $2,425,581
                               ==========

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2001, the Fund used AlphaTrade Inc., a wholly-owned subsidiary of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the year were $4,089.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Colonial Small Cap Value Fund, Variable Series -- Class B Shares
--------------------------------------------------------------------------------

                                                                  YEAR           PERIOD
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001          2000 (A)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.73          $ 9.21
                                                                 ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................       0.02            0.06
Net realized and unrealized loss on investments.............       0.97            1.57
                                                                 ------          ------
     Total from Investment Operations.......................       0.99            1.63
                                                                 ------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................      (0.02)          (0.05)
From net realized capital gains.............................      (0.15)          (0.06)
                                                                 ------          ------
     Total Distributions Declared to Shareholders...........      (0.17)          (0.11)
                                                                 ------          ------
NET ASSET VALUE, END OF PERIOD..............................     $11.55          $10.73
                                                                 ======          ======
Total return (c)(d)(e)......................................       9.20%          17.72%(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)................................................       1.10%           1.10%(h)
Net investment income (g)...................................       0.22%           1.01%(h)
Waiver/reimbursement........................................       0.47%           1.07%(h)
Portfolio turnover rate.....................................         56%             54%
Net assets, end of period (000's)...........................     $9,020          $3,469

(a) Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Colonial Small Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Colonial Small Cap Value Fund, Variable Series (the "Fund")(a series of Liberty Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Colonial Small Cap Value Fund, Variable Series, was held to conduct a vote for or against the approval of the following Items listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 1,348,673.974 shares outstanding. The votes cast were as follows:

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                            -------------   -----------   ------
PROPOSAL 1. To approve a
  new investment advisory
  agreement:
  Affirmative.............  1,260,005.627     93.426%     93.426%
  Against.................     47,040.080      3.487%      3.487%
  Abstain.................     41,628.267      3.087%      3.087%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                            -------------   -----------   ------
PROPOSAL 2. To approve a
  new sub-advisory
  agreement:
  Affirmative.............  1,283,464.273     95.165%     95.165%
  Against.................     33,546.939      2.487%      2.487%
  Abstain.................     31,662.762      2.348%      2.348%

                                        AFFIRMATIVE     WITHHOLD
                                       -------------   ----------
PROPOSAL 3. To elect a Board of
  Trustees:
  Douglas A. Hacker..................  1,314,636.747   34,037.227
  Janet Langford Kelly...............  1,314,636.747   34,037.227
  Richard W. Lowry...................  1,314,636.747   34,037.227
  Salvatore Macera...................  1,313,069.256   35,604.718
  William E. Mayer...................  1,314,519.751   34,154.223
  Charles R. Nelson..................  1,314,636.747   34,037.227
  John J. Neuhauser..................  1,314,636.747   34,037.227
  Joseph R. Palombo..................  1,314,636.747   34,037.227
  Thomas E. Stitzel..................  1,314,636.747   34,037.227
  Thomas C. Theobald.................  1,314,636.747   34,037.227
  Anne-Lee Verville..................  1,314,636.747   34,037.227

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION

For the fiscal year ended December 31, 2001, the Fund designates long-term capital gains distributions of $157,229.

83.93% of the ordinary income distributed by the Fund, in the year ended December 31, 2001, qualifies for the corporate dividends received deduction.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Colonial Strategic Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Colonial Strategic Income Fund, Variable Series seeks current income consistent with prudent risk and maximum total return.

  Carl C. Ericson and Laura A. Ostrander are the fund's portfolio managers. They are also senior vice presidents of Colonial Management Associates, Inc. Mr. Ericson is also director of the Taxable Fixed Income Department.

Throughout the past 12 months we remained committed to a well-diversified portfolio that is invested fairly evenly across three sectors of the bond market: US government, high yield corporate and foreign. Admittedly, this strategy can hurt us when one or more sectors experience poor performance, as was the case during this period. However, history has shown that these markets react differently to changing market conditions, which allows the fund to seek income from all three sectors with less volatility than is typically associated with single-market investing.

HIGH YIELD NEVER GOT OFF THE GROUND
The US high yield corporate bond market appeared to be on the verge of a rebound early in the period. Unfortunately, this rebound never fully materialized, and the continued economic slowdown caused deteriorating credit conditions in the high yield market throughout most of the year. The sector rallied in the fourth quarter, and this rebound had a positive impact on the fund's portfolio.

     Other sectors of the bond market fared better, however, as the Fed's aggressive easing during the period brought short-term interest rates down from 6.5% to 1.75%. This had a generally positive impact on higher-quality domestic bonds, as yields fell and prices rose. Several of our foreign government holdings also performed well, with emerging markets leading the way. US high yield bonds were negatively impacted by the terrorist attacks of September 11. Emerging markets felt a slightly negative impact in the wake of September 11, but the impact was minimal in most developed markets.

MARKET WEIGHTINGS SHIFTED SLIGHTLY
We basically maintained our high yield weighting. We also shifted assets into foreign government bonds. We ended the period with foreign bond holdings split almost equally between developed and emerging markets. Within the high yield sector, we increased the portfolio's average quality somewhat by adding to our BB rated holdings. In the US government bond sector, we increased our position in mortgage bonds.

PERFORMANCE ENHANCED BY ENERGY HOLDINGS; HINDERED BY TELECOM
Buoyed by rising energy prices, energy bonds were among the top performers for the period. Several foreign holdings from oil-producing countries such as Russia and Mexico also benefited from rising oil and energy prices during the period. Defensive sectors such as health care and housing, which tend to be less sensitive to economic downturn, also benefited fund performance.

     The news was not as good in the telecommunications sector. Previously a driver of positive performance, high yield telecom issues did poorly during the period, as funding sources across the industry tightened quickly and dramatically.

DISASTER IN ARGENTINA AVOIDED
At the beginning of the period, the fund held a very small position in Argentine bonds. However, these holdings were eliminated from the portfolio in August, before that country's political upheaval began. This helped the fund avoid much of the significant price declines of Argentine bonds.

                       ---------------------------------

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Holdings are disclosed as of December 31, 2001, and are subject to change. Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Colonial Strategic Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                   1-YEAR   5-YEAR   LIFE
-------------------------------------------------------------
 Class B(1) (6/1/00)                3.54     4.06    6.50
 Lehman Brothers
  Government/Credit Index           8.50     7.37    7.88 (2)

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 7/5/94(3) - 12/31/01
------------------------------------------------------------
[PERFORMANCE GRAPH]

                                                                                                         LEHMAN BROTHERS
                                                                       CLASS B SHARES                GOVERNMENT/CREDIT INDEX
                                                                       --------------                -----------------------
7/1994                                                                    10000.00                           10000.00
                                                                          10080.00                           10200.00
                                                                          10130.40                           10204.10
                                                                          10090.90                           10050.00
                                                                          10131.30                           10038.90
                                                                          10020.80                           10020.90
                                                                          10110.00                           10087.00
                                                                          10244.50                           10280.70
                                                                          10492.40                           10519.20
                                                                          10678.10                           10589.70
                                                                          10874.60                           10737.90
                                                                          11173.60                           11187.90
                                                                          11225.00                           11277.40
                                                                          11328.30                           11233.40
                                                                          11328.30                           11377.10
                                                                          11524.30                           11493.20
                                                                          11678.70                           11662.10
                                                                          11792.00                           11854.60
                                                                          11959.40                           12028.80
                                                                          12134.00                           12103.40
                                                                          12035.80                           11846.80
                                                                          11981.60                           11747.30
                                                                          12035.50                           11666.30
                                                                          12046.30                           11646.40
                                                                          12122.20                           11801.30
                                                                          12220.40                           11828.50
                                                                          12362.20                           11798.90
                                                                          12611.90                           12008.90
                                                                          12807.40                           12288.70
                                                                          13112.20                           12514.80
                                                                          13134.50                           12375.90
                                                                          13099.00                           12390.80
                                                                          13194.70                           12416.80
                                                                          13004.70                           12269.00
                                                                          13171.10                           12448.20
                                                                          13385.80                           12563.90
                                                                          13575.90                           12714.70
                                                                          13897.60                           13103.80
                                                                          13803.10                           12957.00
                                                                          14101.30                           13160.40
                                                                          14125.20                           13371.00
                                                                          14197.30                           13441.90
                                                                          14335.00                           13583.00
                                                                          14565.80                           13774.50
                                                                          14603.70                           13747.00
                                                                          14705.90                           13789.60
                                                                          14770.60                           13858.50
                                                                          14835.60                           14006.80
                                                                          14860.80                           14149.70
                                                                          14990.10                           14161.00
                                                                          14435.50                           14437.10
                                                                          14757.40                           14850.00
                                                                          14782.40                           14744.60
                                                                          15206.70                           14833.10
                                                                          15197.60                           14870.20
                                                                          15320.70                           14975.70
                                                                          15143.00                           14619.30
                                                                          15348.90                           14692.40
                                                                          15554.60                           14729.10
                                                                          15238.80                           14577.40
                                                                          15252.50                           14532.20
                                                                          15238.80                           14491.60
                                                                          15184.00                           14480.00
                                                                          15266.00                           14610.30
                                                                          15266.00                           14648.30
                                                                          15362.10                           14639.50
                                                                          15468.10                           14550.20
                                                                          15319.60                           14545.80
                                                                          15512.70                           14727.60
                                                                          15453.70                           14941.20
                                                                          15320.80                           14868.00
                                                                          15187.50                           14854.60
                                                                          15470.00                           15157.60
                                                                          15589.10                           15318.30
                                                                          15737.20                           15534.30
                                                                          15565.70                           15593.30
                                                                          15268.40                           15691.60
                                                                          15016.50                           15959.90
                                                                          15479.00                           16274.30
                                                                          16119.80                           16547.70
                                                                          16169.80                           16718.10
                                                                          15807.60                           16795.10
                                                                          15627.40                           16669.10
                                                                          15743.00                           16765.80
                                                                          15562.00                           16846.20
                                                                          15627.30                           17265.70
                                                                          15907.00                           17486.70
                                                                          15445.70                           17647.60
                                                                          15873.60                           18095.80
                                                                          16087.90                           17799.10
12/2001                                                                   16026.00                           17658.00

      NET ASSET VALUE ($)        12/31/00   12/31/01
--------------------------------------------------------
 Class B                           9.41       8.91

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Government/Credit Index is an unmanaged index that tracks the performance of a selection of US government and investment grade US corporate bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.
(2) Index performance is from June 30, 1994.
(3) Inception date of class A shares (oldest existing share class).

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Colonial Strategic Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                               PAR           VALUE
                                                           ------------   ------------
BONDS & NOTES--93.6%
CORPORATE FIXED INCOME BONDS & NOTES--38.8%
CONSTRUCTION--0.8%
BUILDING CONSTRUCTION--0.8%
Atrium Companies, Inc.,
  10.500% 05/01/09.......................................  $    130,000   $    117,325
D.R. Horton, Inc.:
  8.000% 02/01/09........................................       200,000        196,000
  9.750% 09/15/10........................................       575,000        586,500
KB Home,
  8.625% 12/15/08........................................       295,000        296,475
                                                                          ------------
                                                                             1,196,300
                                                                          ------------
--------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE--1.7%
DEPOSITORY INSTITUTIONS--0.6%
Sovereign Bancorp, Inc.,
  10.500% 11/15/06.......................................       750,000        817,590
                                                                          ------------
FINANCIAL SERVICES--0.7%
Beaver Valley Funding Corp.,
  9.000% 06/01/17........................................       455,000        502,466
Yell Finance BV,
  10.750% 08/01/11.......................................       535,000        575,125
                                                                          ------------
                                                                             1,077,591
                                                                          ------------
REAL ESTATE--0.4%
Hovnanian Enterprises, Inc.,
  10.500% 10/01/07.......................................       190,000        197,600
Lennar Corp.,
  7.625% 03/01/09........................................       310,000        313,100
                                                                          ------------
                                                                               510,700
                                                                          ------------
--------------------------------------------------------------------------------------
MANUFACTURING--11.0%
CHEMICALS & ALLIED PRODUCTS--2.4%
Avecia Group PLC,
  11.000% 07/01/09.......................................       345,000        329,475
Huntsman ICI Holdings LLC,
  (b) 12/31/09...........................................     1,760,000        440,000
HydroChem Industrial Services, Inc.,
  10.375% 08/01/07.......................................       350,000        252,000
Lyondell Chemical Co.,
  9.500% 12/15/08 (a)....................................       200,000        198,000
Macdermid, Inc.,
  9.125% 07/15/11........................................       225,000        228,375
Messer Griesheim Holdings,
  10.375% 06/01/11.......................................       375,000        352,501
OM Group, Inc.,
  9.250% 12/15/11 (a)....................................       215,000        217,150
Sterling Chemicals, Inc.:
  11.250% 04/01/07 (c)...................................       750,000         75,000
  11.750% 08/15/06 (c)...................................       225,000         22,500

                                                               PAR           VALUE
                                                           ------------   ------------
Terra Industries, Inc.:
  10.500% 06/15/05.......................................  $    410,000   $    315,700
  12.875% 10/15/08.......................................       475,000        472,625
Texas Petrochemical Corp.,
  11.125% 07/01/06.......................................       605,000        496,100
                                                                          ------------
                                                                             3,399,426
                                                                          ------------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.9%
Amphenol Corp.,
  9.875% 05/15/07........................................        50,000         53,250
Flextronics International Ltd.,
  9.875% 07/01/10........................................       300,000        321,000
TransDigm, Inc.,
  10.375% 12/01/08.......................................     1,000,000        960,000
                                                                          ------------
                                                                             1,334,250
                                                                          ------------
FABRICATED METAL--0.3%
Earle M. Jorgensen & Co.,
  9.500% 04/01/05........................................       150,000        147,000
Euramax International PLC,
  11.250% 10/01/06.......................................       330,000        315,150
                                                                          ------------
                                                                               462,150
                                                                          ------------
FOOD & KINDRED PRODUCTS--0.7%
New World Pasta Co.,
  9.250% 02/15/09........................................       175,000        161,000
Premier International Foods PLC,
  12.000% 09/01/09.......................................       750,000        795,000
                                                                          ------------
                                                                               956,000
                                                                          ------------
FURNITURE & FIXTURES--0.3%
Juno Lighting, Inc.,
  11.875% 07/01/09.......................................       390,000        378,300
                                                                          ------------
MACHINERY & COMPUTER EQUIPMENT--0.7%
AGCO Corp.,
  9.500% 05/01/08........................................       220,000        229,900
Flowserve Corp.,
  12.250% 08/15/10.......................................       205,000        229,600
Numatics, Inc.,
  9.625% 04/01/08........................................       650,000        227,500
Sequa Corp.,
  8.875% 04/01/08........................................       315,000        289,800
                                                                          ------------
                                                                               976,800
                                                                          ------------
MISCELLANEOUS MANUFACTURING--1.7%
Actuant Corp.,
  13.000% 05/01/09.......................................       325,000        352,625
Dana Corp.,
  9.000% 08/15/11 (a)....................................        85,000         78,200
Eagle-Picher Industries, Inc.,
  9.375% 03/01/08........................................       235,000        122,200
ISG Resources, Inc.,
  10.000% 04/15/08.......................................       580,000        493,000
Koppers Industries, Inc.,
  9.875% 12/01/07........................................       425,000        414,375

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Strategic Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                               PAR           VALUE
                                                           ------------   ------------
Owens-Illinois, Inc.,
  7.500% 05/15/10........................................  $    370,000   $    325,600
Polymer Group, Inc.,
  9.000% 07/01/07........................................       410,000        118,900
Tekni-Plex, Inc.,
  12.750% 06/15/10.......................................       585,000        576,225
                                                                          ------------
                                                                             2,481,125
                                                                          ------------
PAPER PRODUCTS--1.3%
Corp Durango SA,
  13.125% 08/01/06.......................................       280,000        263,200
Gaylord Container Corp.,
  9.750% 06/15/07........................................       575,000        488,750
Riverwood International Corp.,
  10.875% 04/01/08.......................................       875,000        883,750
Tembec Industries, Inc.,
  8.500% 02/01/11........................................       175,000        181,125
                                                                          ------------
                                                                             1,816,825
                                                                          ------------
PETROLEUM REFINING--0.3%
Benton Oil & Gas Co.:
  9.375% 11/01/07........................................       215,000        129,000
  11.625% 05/01/03.......................................        40,000         28,400
Pennzoil-Quaker State Co.,
  10.000% 11/01/08 (a)...................................       325,000        341,250
                                                                          ------------
                                                                               498,650
                                                                          ------------
POLLUTION CONTROL--0.1%
Envirosource, Inc.
  14.000% 12/15/08.......................................        90,912         72,730
                                                                          ------------
PRIMARY METAL--0.9%
Bayou Steel Corp.,
  9.500% 05/15/08........................................       500,000        265,000
Kaiser Aluminum & Chemical Corp.,
  10.875% 10/15/06.......................................       795,000        731,400
Renco Metals, Inc.,
  11.500% 07/01/03 (c)...................................       500,000         65,000
WCI Steel, Inc.,
  10.000% 12/01/04.......................................       320,000        188,800
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07 (c)....................................       750,000         21,563
                                                                          ------------
                                                                             1,271,763
                                                                          ------------
PRINTING & PUBLISHING--0.3%
Quebecor Media, Inc.,
  11.125% 07/15/11.......................................       400,000        426,000
                                                                          ------------
RUBBER & PLASTIC--0.2%
Applied Extrusion Technologies, Inc.,
  10.750% 07/01/11.......................................       250,000        267,500
                                                                          ------------

                                                               PAR           VALUE
                                                           ------------   ------------
TRANSPORTATION EQUIPMENT--0.9%
BE Aerospace, Inc.,
  8.875% 05/01/11........................................  $    175,000   $    148,750
Collins & Aikman Products Co.,
  11.500% 04/15/06.......................................       450,000        438,750
Dura Operating Corp.,
  9.000% 05/01/09........................................       105,000         97,650
LDM Technologies, Inc.,
  10.750% 01/15/07.......................................       465,000        195,300
Lear Corp.,
  8.110% 05/15/09........................................       355,000        357,008
                                                                          ------------
                                                                             1,237,458
                                                                          ------------
--------------------------------------------------------------------------------------
MINING & ENERGY--2.2%
OIL & GAS EXTRACTION--2.2%
Magnum Hunter Resources, Inc.,
  10.000% 06/01/07.......................................       450,000        448,875
Mariner Energy, Inc.,
  10.500% 08/01/06.......................................       375,000        356,250
Pemex Project Funding Master Trust,
  9.125% 10/13/10........................................       950,000      1,009,077
Pogo Producing Co.,
  8.250% 04/15/11........................................       600,000        612,000
Stone Energy Corp.,
  8.250% 12/15/11 (a)....................................       135,000        137,025
Vintage Petroleum, Inc.,
  9.750% 06/30/09........................................       600,000        648,000
                                                                          ------------
                                                                             3,211,227
                                                                          ------------
--------------------------------------------------------------------------------------
RETAIL TRADE--0.3%
FOOD STORES--0.3%
Smithfield Foods, Inc.,
  8.000% 10/15/09 (a)....................................       350,000        358,750
                                                                          ------------
MISCELLANEOUS RETAIL--0.0%
Steinway Musical Instruments, Inc.,
  8.750% 04/15/11........................................        40,000         39,400
                                                                          ------------
--------------------------------------------------------------------------------------
SERVICES--7.9%
AMUSEMENT & RECREATION--3.2%
Ameristar Casinos, Inc.,
  10.750% 02/15/09.......................................       215,000        232,200
Anchor Gaming,
  9.875% 10/15/08........................................       325,000        355,062
Argosy Gaming Co.,
  10.750% 06/01/09.......................................       450,000        497,250
Boyd Gaming Corp.,
  9.500% 07/15/07........................................       200,000        199,000

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Strategic Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                               PAR           VALUE
                                                           ------------   ------------
Coast Hotels & Casinos, Inc.,
  9.500% 04/01/09........................................  $    325,000   $    331,500
Hollywood Casino Corp.,
  11.250% 05/01/07.......................................       500,000        543,750
Hollywood Casino Shreveport,
  13.000% 08/01/06.......................................       520,000        494,000
Hollywood Park, Inc.,
  9.250% 02/15/07........................................       750,000        637,500
Horseshoe Gaming LLC,
  9.375% 06/15/07........................................       400,000        426,000
Majestic Investment Holdings,
  11.653% 11/30/07 (a)...................................       135,000        128,925
Mikohn Gaming,
  11.875% 08/15/08.......................................       245,000        237,650
Penn National Gaming, Inc.,
  11.125% 03/01/08.......................................       275,000        291,500
Six Flags, Inc.,
  9.500% 02/01/09........................................       145,000        146,813
                                                                          ------------
                                                                             4,521,150
                                                                          ------------
AUTO EQUIPMENT & RENTAL SERVICES--0.2%
United Rentals, Inc.:
  8.800% 08/15/08........................................       195,000        185,250
  9.500% 06/01/08........................................       155,000        152,675
                                                                          ------------
                                                                               337,925
                                                                          ------------
FUNERAL SERVICES--0.5%
Service Corp. International,
  7.700% 04/15/09........................................       470,000        434,750
Stewart Enterprises, Inc.,
  10.750% 07/01/08.......................................       235,000        257,325
                                                                          ------------
                                                                               692,075
                                                                          ------------
HEALTH SERVICES--3.3%
Alliance Imaging, Inc.,
  10.375% 04/15/11.......................................       310,000        330,150
AmerisourceBergen Corp.,
  8.125% 09/01/08........................................       200,000        209,000
Beverly Enterprises, Inc.,
  9.000% 02/15/06........................................       525,000        538,125
Bio-Rad Laboratories, Inc.,
  11.625% 02/15/07.......................................       275,000        303,188
Dynacare, Inc.,
  10.750% 01/15/06.......................................       255,000        265,200
HCA-The Healthcare Co.,
  8.750% 09/01/10........................................       710,000        775,675
InSight Health Services Corp.,
  9.875% 11/01/11 (a)....................................       135,000        139,725
Magellan Health Services, Inc.:
  9.000% 02/15/08........................................       745,000        666,775
  9.375% 11/15/07 (a)....................................       210,000        213,150
Quest Diagnostic, Inc.,
  7.500% 07/12/11........................................       160,000        166,344
Radiologix, Inc.,
  10.500% 12/15/08 (a)...................................       250,000        250,000

                                                               PAR           VALUE
                                                           ------------   ------------
Res Care, Inc.,
  10.625% 11/15/08 (a)...................................  $    435,000   $    437,175
United Surgical Partners,
  10.000% 12/15/11 (a)...................................       250,000        245,000
Vanguard Health Systems,
  9.750% 08/01/11 (a)....................................       285,000        292,125
                                                                          ------------
                                                                             4,831,632
                                                                          ------------
HOTELS, CAMPS & LODGING--0.4%
Host Marriott LP,
  9.500% 01/15/07 (a)....................................       540,000        541,350
                                                                          ------------
OTHER SERVICES--0.3%
Intertek Finance PLC,
  10.250% 11/01/06.......................................       380,000        372,400
                                                                          ------------
--------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
  GAS & SANITARY SERVICES--14.7%
AIR TRANSPORTATION--0.5%
US Airways Group, Inc.,
  10.375% 03/01/13.......................................       850,000        527,000
United Airlines, Inc.,
  9.200% 03/22/08........................................       216,663        191,718
                                                                          ------------
                                                                               718,718
                                                                          ------------
BROADCASTING--1.4%
Allbritton Communications Co.,
  9.750% 11/30/07........................................       350,000        369,250
Cumulus Media, Inc.,
  10.375% 07/01/08.......................................       100,000        103,500
Emmis Escrow Corp.,
  (d) 03/15/11
  (12.500% 03/15/06).....................................       410,000        248,050
LIN Holding Corp.,
  (d) 03/01/08
  (10.000% 03/01/03).....................................       370,000        233,100
SBA Communication Corp.,
  10.250% 02/01/09.......................................       385,000        331,100
Sinclair Broadcast Group, Inc.,
  9.000% 07/15/07........................................       280,000        282,800
TV Azteca SA de CV,
  10.500% 02/15/07.......................................       400,000        392,000
                                                                          ------------
                                                                             1,959,800
                                                                          ------------
CABLE--3.8%
Adelphia Communications Corp.:
  9.875% 03/01/07........................................       570,000        561,450
  10.875% 10/01/10.......................................       850,000        871,250
Cable Satisfaction International, Inc.,
  12.750% 03/01/10.......................................       515,000        231,750
Callahan Nordrhein-Westfalen,
  14.000% 07/15/10.......................................       225,000        144,000

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Strategic Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                               PAR           VALUE
                                                           ------------   ------------
Charter Communications Holding LLC:
  (d) 04/01/11
  (9.920% 04/01/04)......................................  $  1,525,000   $  1,098,000
  10.000% 04/01/09.......................................       165,000        169,125
  11.125% 01/15/11.......................................        25,000         26,438
Comcast UK Cable Partners Ltd.,
  11.200% 11/15/07.......................................       500,000        360,000
FrontierVision Holdings LP,
  11.875% 09/15/07.......................................       550,000        580,250
Insight Communications,
  (d) 02/15/11
  (12.250% 02/15/06).....................................       460,000        271,400
Northland Cable Television, Inc.,
  10.250% 11/15/07.......................................       500,000        385,000
Telewest Communication PLC:
  11.000% 10/01/07.......................................       950,000        679,250
  11.250% 11/01/08.......................................        40,000         29,900
                                                                          ------------
                                                                             5,407,813
                                                                          ------------
CABLE & OTHER SERVICES--0.6%
EchoStar DBS Corp.:
  9.250% 02/01/06........................................       700,000        714,000
  9.375% 02/01/09........................................       200,000        206,000
                                                                          ------------
                                                                               920,000
                                                                          ------------
COMMUNICATIONS--0.7%
Canwest Media, Inc.,
  10.625% 05/15/11.......................................       300,000        318,750
Spectrasite Holdings, Inc.:
  6.750% 11/15/10........................................       100,000         41,480
  12.500% 11/15/10.......................................       200,000        106,000
  (d) 04/15/09
  (11.250% 04/15/04).....................................       605,000        163,350
XM Satellite Radio Holdings, Inc.,
  14.000% 03/15/10.......................................       425,000        335,750
                                                                          ------------
                                                                               965,330
                                                                          ------------
COMMUNICATION SERVICES--0.2%
Crown Castle International Corp.,
  (d) 05/15/11
  (10.375% 05/15/04).....................................       490,000        306,250
                                                                          ------------
ELECTRIC, GAS & SANITARY SERVICES--2.6%
AES Corp.,
  9.500% 06/01/09........................................       560,000        498,400
Allied Waste North America, Inc.,
  8.500% 12/01/08 (a)....................................       285,000        287,850
  10.000% 08/01/09.......................................     1,090,000      1,122,700
Calpine Corp.,
  8.500% 02/15/11........................................       775,000        689,750

                                                               PAR           VALUE
                                                           ------------   ------------
CMS Energy Corp.:
  9.875% 10/15/07........................................  $    370,000   $    390,350
  8.900% 07/15/08........................................       480,000        487,200
PSE&G Energy Holdings,
  8.625% 02/15/08........................................       325,000        328,543
                                                                          ------------
                                                                             3,804,793
                                                                          ------------
MOTOR FREIGHT & WAREHOUSING--0.2%
MTL, Inc.,
  10.000% 06/15/06.......................................       500,000        225,000
                                                                          ------------
TELECOMMUNICATIONS--4.7%
Adelphia Business Solutions,
  13.000% 04/15/03.......................................       350,000         10,500
AirGate PCS, Inc.,
  (d) 10/01/09
  (13.500% 10/01/04).....................................       400,000        302,000
Alamosa Delaware, Inc.,
  12.500% 02/01/11.......................................       250,000        252,500
International SA,
  13.250% 02/15/09.......................................       500,000         90,000
FLAG Telecom Holdings Ltd.,
  11.625% 03/30/10.......................................  EUR  175,000         73,500
Horizon PCS, Inc.,
  (d) 10/01/10
  (14.000% 10/01/05).....................................  $    315,000        163,800
  13.750% 06/15/11 (a)...................................       285,000        282,150
McLeodUSA, Inc.,
  (d) 03/01/07
  (10.500% 03/01/02) (c).................................        90,000         18,900
  11.375% 01/01/09 (c)...................................       340,000         78,200
Microcell Telecommunications, Inc.,
  14.000% 06/01/06.......................................       500,000        432,500
Nextel Communications, Inc.:
  (d) 10/31/07
  (9.750% 10/31/02)......................................       685,000        482,925
  9.375% 11/15/09........................................     1,200,000        942,000
Nextel International, Inc.:
  (d) 04/15/07
  (13.000% 04/15/02).....................................       250,000         12,500
  (d) 04/15/08
  (12.125% 04/15/03).....................................       250,000         11,250
  12.750% 08/01/10.......................................       400,000         20,000
Nextel Partners, Inc.,
  11.000% 03/15/10.......................................       225,000        182,250
NEXTLINK Communications, Inc.:
  10.750% 11/15/08 (c)...................................       500,000         60,000
  10.750% 06/01/09 (c)...................................     1,000,000        120,000
Ono Finance PLC:
  13.000% 05/01/09.......................................       500,000        385,000
  14.000% 07/15/10.......................................       450,000        304,722
  14.000% 02/15/11.......................................       150,000        117,000
Partner Communications Co. Ltd.,
  13.000% 08/15/10.......................................       300,000        303,000

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Strategic Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                               PAR           VALUE
                                                           ------------   ------------
RCN Corp.,
  (d) 10/15/07
  (11.125% 10/15/02).....................................  $    500,000   $    132,500
Rogers Cantel, Inc.,
  9.750% 06/01/16........................................       275,000        272,250
TeleCorp PCS, Inc.,
  (d) 04/15/09
  (11.625% 04/15/04).....................................       470,000        408,900
Time Warner Telecom, Inc.,
  9.750% 07/15/08........................................       200,000        162,000
  10.125% 02/01/11.......................................       295,000        236,000
Triton PCS Holdings, Inc.,
  10.375% 01/15/11.......................................       345,000        389,850
U.S. Unwired, Inc.,
  (d) 11/01/09
  (13.375% 11/01/04).....................................       580,000        414,700
                                                                          ------------
                                                                             6,660,897
                                                                          ------------
--------------------------------------------------------------------------------------
WHOLESALE TRADE--0.2%
DURABLE GOODS--0.2%
Playtex Products, Inc.,
  9.375% 06/01/11........................................       300,000        315,000
                                                                          ------------
TOTAL CORPORATE FIXED INCOME BONDS & NOTES
  (cost of $63,733,986)................................................     55,370,668
                                                                          ------------
--------------------------------------------------------------------------------------
FOREIGN GOVERNMENT &
  AGENCY OBLIGATIONS--28.1%
Government of Australia:
  7.500% 10/15/09........................................  AUD1,620,000        895,450
  8.000% 10/15/07........................................     1,320,000        743,280
Government of Canada, 10.000% 06/01/08...................  CAD1,556,000      1,241,907
Government of Italy,
  9.500% 02/01/06........................................  ITL1,465,000      1,548,495
Government of Netherlands,
  3.750% 07/15/09........................................  NLG3,400,000      2,805,224
Government of New Zealand:
  8.000% 04/15/04........................................  NZD3,675,000      1,606,120
  8.000% 11/15/06........................................     2,985,000      1,329,791
Government of Sweden:
  6.000% 02/09/05........................................  SEK3,295,000        325,965
  10.250% 05/05/03.......................................     9,200,000        947,461
Hellenic Republic:
  8.600% 03/26/08........................................  EUR  871,431        928,861
  8.800% 06/19/07........................................       425,532        452,780
  8.900% 03/21/04........................................       865,393        851,410
Kingdom of Norway:
  6.000% 05/16/11........................................  NOK9,870,000      1,077,987
  9.500% 10/31/02........................................    23,025,000      2,641,973
Poland Government Bonds:
  8.500% 10/12/04........................................  PLN5,767,000      1,408,822
  8.500% 05/12/06........................................     7,870,000      1,898,731

                                                               PAR           VALUE
                                                           ------------   ------------
Republic of Brazil:
  11.000% 08/17/40.......................................  $    880,000   $    677,600
  12.000% 11/17/06.......................................       878,000        774,397
  12.750% 01/15/20.......................................       630,000        578,025
Republic of Bulgaria, Floating Rate,
  6.313% 07/28/11........................................        96,380         83,851
  6.688% 07/28/24........................................     2,430,000      2,156,625
Republic of Colombia,
  9.750% 04/09/11........................................     1,140,000      1,194,150
Republic of Ecuador,
  12.000% 11/15/12.......................................       460,000        339,250
Republic of Panama,
  10.750% 05/15/20.......................................     1,055,000      1,123,575
Republic of South Africa:
  12.000% 02/28/05.......................................  SAR4,345,000        372,506
  13.000% 08/31/10.......................................     5,625,000        506,508
Republic of Venezuela,
  9.250% 09/15/27........................................  $  1,678,000      1,057,140
Russian Federation:
  7.500% 03/31/30........................................     1,655,000        960,893
  9.000% 03/25/04........................................       670,000        311,543
  11.000% 07/24/18.......................................     1,786,000      1,714,560
  11.750% 06/10/03.......................................       665,000        709,888
  12.750% 06/24/28.......................................       665,000        723,188
United Kingdom Treasury:
  9.500% 04/18/05........................................  GBP  928,000      1,529,687
  10.000% 09/08/03.......................................       570,000        899,571
United Mexican States:
  8.300% 08/15/31........................................  $    960,000        940,800
  10.375% 01/29/03.......................................  DEM2,115,000      1,014,094
  11.375% 09/15/16.......................................  $  1,332,000      1,642,356
                                                                          ------------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
  (cost of $40,532,634)................................................     40,014,464
                                                                          ------------
--------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS--26.7%
Federal Home Loan Mortgage Corp.,
  5.125% 01/15/12........................................       800,000        700,159
  8.000% 10/01/26........................................       586,352        614,937
                                                                          ------------
                                                                             1,315,096
                                                                          ------------
Federal National Mortgage Association:
  7.000% 07/15/05........................................     2,040,000      2,211,482
  7.125% 02/15/05........................................       151,000        163,859
  7.125% 03/15/07........................................     2,170,000      2,390,060
                                                                          ------------
                                                                             4,765,401
                                                                          ------------
Government National Mortgage Association,
  8.000% 04/15/17........................................       518,194        542,482
                                                                          ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Strategic Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                               PAR           VALUE
                                                           ------------   ------------
U.S. Treasury Bonds:
  8.750% 05/15/17........................................     4,411,000   $  5,794,951
  11.625% 11/15/04.......................................     3,500,000      4,243,750
  12.000% 08/15/13.......................................     6,828,000      9,526,152
                                                                          ------------
                                                                            19,564,853
                                                                          ------------
U.S. Treasury Notes:
  6.500% 10/15/06........................................     3,050,000      3,316,875
  10.375% 11/15/12.......................................     3,800,000      4,868,750
  11.875% 11/15/03.......................................     3,194,000      3,708,042
                                                                          ------------
                                                                            11,893,667
                                                                          ------------
TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
  (cost of $37,977,384)................................................     38,081,499
                                                                          ------------
TOTAL BONDS & NOTES
  (cost of $142,244,004)...............................................    133,466,631
                                                                          ------------
--------------------------------------------------------------------------------------
                                                              SHARES
                                                           ------------
PREFERRED STOCKS--1.3%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
  GAS & SANITARY SERVICES--1.3%
BROADCASTING--0.2%
Granite Broadcasting Corp.
  12.75% PIK.............................................           294        103,074
PriMedia, Inc.:
  9.20%..................................................         5,000        205,000
  10.00%.................................................           480         19,680
                                                                          ------------
                                                                               327,754
                                                                          ------------
CABLE--1.0%
CSC Holdings Ltd., PIK:
  11.13%.................................................         8,482        890,632
  11.75%.................................................         4,671        499,769
                                                                          ------------
                                                                             1,390,401
                                                                          ------------
COMMUNICATIONS--0.1%
Dobson Communication Corp.,
  12.25% PIK.............................................            71         66,966
                                                                          ------------
TOTAL PREFERRED STOCKS
  (cost of $2,326,547).................................................      1,785,121
                                                                          ------------
--------------------------------------------------------------------------------------
COMMON STOCKS--0.0% (E)
MANUFACTURING--0.0%
POLLUTION CONTROL--0.0%
Envirosource, Inc........................................         2,500         23,508
                                                                          ------------

                                                              SHARES         VALUE
                                                           ------------   ------------
TRANSPORTATION, COMMUNICATIONS,
  ELECTRIC, GAS & SANITARY SERVICES--0.0%
TELECOMMUNICATIONS--0.0%
AirGate PCS, Inc. .......................................           752   $     34,244
Price Communications Corp. ..............................             1             10
                                                                          ------------
                                                                                34,254
                                                                          ------------
TOTAL COMMON STOCKS
  (cost of $28,422)....................................................         57,762
                                                                          ------------
--------------------------------------------------------------------------------------
                                                              UNITS
                                                           ------------
WARRANTS--0.0% (E)
RETAIL TRADE--0.0%
FOOD STORES--0.0%
Pathmark Stores, Inc.,
  expires 09/19/10.......................................         2,938         26,736
                                                                          ------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
  GAS & SANITARY SERVICES--0.0%
CABLE--0.0%
Cable Satisfaction International, Inc.,
  expires 03/01/05.......................................           515              5
                                                                          ------------
COMMUNICATIONS--0.0%
UbiquiTel Operating Co.,
  expires 04/15/10 (a)...................................           225         11,250
                                                                          ------------
TELECOMMUNICATIONS--0.0%
Carrier 1 International SA,
  expires 02/19/09 (a)...................................           235              2
Horizon PCS, Inc.,
  expires 10/01/10 (a)...................................           315         12,600
Jazztel PLC,
  expires 02/01/10 (a)...................................            95             --
Ono Finance PLC:
  expires 05/31/09.......................................           500          5,000
  expires 03/16/11.......................................           150          3,000
XM Satellite Radio Holdings, Inc.,
  expires 03/15/10 (a)...................................           150             38
                                                                          ------------
                                                                                20,640
                                                                          ------------
TOTAL WARRANTS
  (cost of $467,083)...................................................         58,631
                                                                          ------------
--------------------------------------------------------------------------------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Strategic Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                               PAR           VALUE
                                                           ------------   ------------
SHORT-TERM OBLIGATION--2.6%
Repurchase agreement with SBC Warburg Ltd., dated
  12/31/01, due 01/02/02 at 1.730% collateralized by U.S.
  Treasury Bonds and Notes with various maturities to
  2027, market value of $3,773,043 (repurchase proceeds
  $3,666,352) (cost of $3,666,000).......................    $3,666,000   $  3,666,000
                                                                          ------------
TOTAL INVESTMENTS--97.5%
  (cost of $148,732,056) (f)...........................................    139,034,145
                                                                          ------------
OTHER ASSETS & LIABILITIES, NET--2.5%..................................      3,488,282
                                                                          ------------
NET ASSETS--100.0%.....................................................   $142,522,427
                                                                          ============

NOTES TO INVESTMENT PORTFOLIO:
(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001 the value of these securities amounted to $4,171,715 or 2.9% of net assets.
(b) Zero coupon bond.
(c) This issuer is in default of certain debt covenants. Income is not being accrued.
(d) Stepped coupon bond currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.
(e) Non-income producing.
(f) Cost for federal income tax purposes is $149,853,979. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences and amortization/ accretion tax elections on fixed income securities. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

As of December 31, 2001, the Fund had entered into the following forward currency contracts:

                             IN                      NET UNREALIZED
      CONTRACTS           EXCHANGE     SETTLEMENT    APPRECIATION/
     TO DELIVER             FOR           DATE        DEPRECIATION
---------------------    ----------    ----------    --------------
CAD   1,271,000          $  798,285    01/07/02         $ (2,019)
EUR   1,114,000             992,034    01/14/02             (910)
EUR   3,098,000           2,758,443    01/17/02           10,786
GBP     837,500           1,218,339    01/14/02          (17,312)
NOK  16,876,000           1,880,320    01/14/02          (10,817)
SEK    9,400,000            898,899    01/14/02           (7,828)
                                                        --------
                                                        $(28,100)
                                                        ========

                             IN
      CONTRACTS           EXCHANGE     SETTLEMENT    NET UNREALIZED
     TO RECEIVE             FOR           DATE        APPRECIATION
---------------------    ----------    ----------    --------------
CAD     525,000          $  329,740    01/07/02         $  1,988
                                                        ========

                      ACRONYM               NAME
                      -------               ----
                       AUD       Australian Dollars
                       CAD       Canadian Dollars
                       DEM       German Deutschemark
                       EUR       Euro Dollar
                       GBP       British Pounds
                       ITL       Italian Lira
                       NLG       Dutch Guilder
                       NOK       Norwegian Krona
                       NZD       New Zealand Dollars
                       PIK       Payment-In-Kind
                       PLN       Polish Zloty
                       SAR       South African Rand
                       SEK       Swedish Krona

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Colonial Strategic Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost.............................................    $148,732,056
                                                                     ------------
Investments, at value............................................    $139,034,145
Cash.............................................................          43,224
Foreign currency (cost of $19,067)...............................          18,786
Net unrealized appreciation on forward currency contracts........           1,988
Receivable for:
  Investments sold...............................................       2,891,641
  Fund shares sold...............................................         189,650
  Interest.......................................................       3,339,222
  Dividends......................................................          37,311
  Expense reimbursement due from Distributor.....................          11,013
Deferred Trustees' compensation plan.............................           4,192
                                                                     ------------
    TOTAL ASSETS.................................................     145,571,172
                                                                     ------------
LIABILITIES:
Net unrealized depreciation on forward currency contracts........          28,100
Payable for:
  Investments purchased..........................................       2,863,613
  Fund shares repurchased........................................           6,178
  Management fee.................................................          75,853
  Transfer agent fee.............................................             625
  Bookkeeping fee................................................           5,012
  Trustees' fee..................................................             510
  Audit fee......................................................          27,900
  Reports to shareholders........................................          21,752
Deferred Trustees' fee...........................................           4,192
Other liabilities................................................          15,010
                                                                     ------------
    TOTAL LIABILITIES............................................       3,048,745
                                                                     ------------
NET ASSETS.......................................................    $142,522,427
                                                                     ============
COMPOSITION OF NET ASSETS:
Paid-in capital..................................................    $173,554,887
Overdistributed net investment income............................      (1,441,525)
Accumulated net realized loss....................................     (19,864,450)
Net unrealized depreciation on:
  Investments....................................................      (9,697,911)
  Foreign currency translations..................................         (28,574)
                                                                     ------------
NET ASSETS.......................................................    $142,522,427
                                                                     ============
CLASS A:
Net assets.......................................................    $123,040,928
Shares outstanding...............................................      13,794,504
                                                                     ============
Net asset value per share........................................    $       8.92
                                                                     ============
CLASS B:
Net assets.......................................................    $ 19,481,499
Shares outstanding...............................................       2,187,076
                                                                     ============
Net asset value per share........................................    $       8.91
                                                                     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Colonial Strategic Income Fund, Variable Series
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.........................................................    $13,362,542
Dividends........................................................        180,342
                                                                     -----------
  Total Investment Income (net of foreign taxes withheld of
    $68,437).....................................................     13,542,884
EXPENSES:
Management fee...................................................        947,802
Distribution fee -- Class B......................................         29,568
Bookkeeping fee..................................................         63,061
Transfer agent fee...............................................          7,500
Trustees' fee....................................................         11,255
Reports to shareholders..........................................        108,060
Other expenses...................................................        100,692
                                                                     -----------
  Total Expenses.................................................      1,267,938
Fees reimbursed by Distributor--Class B..........................        (11,410)
Custody earnings credit..........................................           (106)
                                                                     -----------
  Net Expenses...................................................      1,256,422
                                                                     -----------
Net Investment Income............................................     12,286,462
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
Net realized loss on:
  Investments....................................................    (11,299,795)
  Foreign currency transactions..................................       (285,176)
                                                                     -----------
    Net realized loss............................................    (11,584,971)
                                                                     -----------
Net change in unrealized appreciation/depreciation on:
  Investments....................................................      4,039,381
  Foreign currency translations..................................        543,307
                                                                     -----------
    Net change in unrealized appreciation/depreciation...........      4,582,688
                                                                     -----------
Net Loss.........................................................     (7,002,283)
                                                                     -----------
Increase in Net Assets from Operations...........................    $ 5,284,179
                                                                     ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Colonial Strategic Income Fund, Variable Series
--------------------------------------------------------------------------------

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2001          2000 (A)
----------------------------------                            ------------    ------------
OPERATIONS:
Net investment income.......................................  $ 12,286,462    $ 14,757,312
Net realized loss on investments and foreign currency
  transactions..............................................   (11,584,971)     (7,053,133)
Net change in unrealized appreciation/depreciation on
  investments and foreign currency translations.............     4,582,688      (7,609,011)
                                                              ------------    ------------
       Net Increase from Operations.........................     5,284,179          95,168
                                                              ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
     Class A................................................   (10,506,698)    (13,667,405)
     Class B................................................    (1,614,888)       (337,858)
Return of capital:
     Class A................................................      (248,628)       (450,613)
     Class B................................................       (38,214)        (11,139)
                                                              ------------    ------------
     Total Distributions Declared to Shareholders...........   (12,408,428)    (14,467,015)
                                                              ------------    ------------
SHARE TRANSACTIONS:
Class A:
     Subscriptions..........................................     4,421,529      10,348,339
     Distributions reinvested...............................    10,755,326      14,118,018
     Redemptions............................................   (29,988,980)    (37,510,692)
                                                              ------------    ------------
       Net Decrease.........................................   (14,812,125)    (13,044,335)
                                                              ------------    ------------
Class B:
     Subscriptions..........................................    18,160,945       3,914,148
     Distributions reinvested...............................     1,653,102         348,997
     Redemptions............................................    (2,562,947)       (340,804)
                                                              ------------    ------------
       Net Increase.........................................    17,251,100       3,922,341
                                                              ------------    ------------
Net Increase (Decrease) from Share Transactions.............     2,438,975      (9,121,994)
                                                              ------------    ------------
     Total Decrease in Net Assets...........................    (4,685,274)    (23,493,841)
NET ASSETS:
Beginning of period.........................................   147,207,701     170,701,542
                                                              ------------    ------------
End of period (including overdistributed net investment
  income of $(1,441,525) and $(23,968), respectively).......  $142,522,427    $147,207,701
                                                              ============    ============
CHANGES IN SHARES:
Class A:
     Subscriptions..........................................       461,767         994,916
     Issued for distributions reinvested....................     1,208,398       1,499,498
     Redemptions............................................    (3,114,264)     (3,605,712)
                                                              ------------    ------------
       Net Decrease.........................................    (1,444,099)     (1,111,298)
                                                              ------------    ------------
Class B:
     Subscriptions..........................................     1,889,796         376,183
     Issued for distributions reinvested....................       186,160          37,160
     Redemptions............................................      (269,371)        (32,852)
                                                              ------------    ------------
       Net Increase.........................................     1,806,585         380,491
                                                              ------------    ------------

(a) Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Colonial Strategic Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial Strategic Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income, consistent with prudent risk and maximum total return. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. ("the Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Colonial Strategic Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fees applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2006      $   101,588
   2007          844,603
   2008        5,837,414
   2009       11,079,118
             -----------
             $17,862,723
             ===========

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Additionally, $1,994,858 and $196,526 of net capital losses attributable to security transactions and foreign currency losses, respectively, occurring after October 31, 2001 are treated as arising on January 1, 2002, the first day of the Fund's next taxable year.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

Effective January 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on all debt securities. The cumulative effect of this accounting change did not impact total net assets of the Fund, but resulted in a $1,494,308 reduction in cost of securities and a corresponding $1,494,308 decrease in net unrealized depreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $417,273, increase net unrealized depreciation by $379,253, and decrease net realized losses by $796,526. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

              INCREASE (DECREASE)
-----------------------------------------------
            OVERDISTRIBUTED
PAID-IN     NET INVESTMENT      ACCUMULATED NET
CAPITAL         INCOME           REALIZED LOSS
-------   -------------------   ---------------
$2,747         $(88,125)            $85,378

These reclassifications are primarily due to foreign currency transactions and market discount. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Colonial Strategic Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager and Colonial, completed the sale of its asset management business, including the Manager and Colonial to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Manager and Colonial and, therefore, an assignment of their investment advisory contracts with the Fund to Fleet. The Fund had obtained approval of new investment advisory contracts by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contracts in all material respects except for their effective and termination dates.

  BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, Colonial provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.040% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B average daily net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.00% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each Class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Colonial Strategic Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $106 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2001, purchases and sales of investments, other than short term obligations, were $86,440,200 and $95,341,389, respectively.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized
  appreciation                $  5,144,660
Gross unrealized
  depreciation                 (15,964,494)
                              ------------
  Net unrealized
     depreciation             $(10,819,834)
                              ============

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Colonial Strategic Income Fund, Variable Series -- Class B Shares
--------------------------------------------------------------------------------

                                                                  YEAR           PERIOD
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001          2000 (A)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  9.41          $10.24
                                                                -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................       0.79(c)         0.56
Net realized and unrealized loss on investments.............      (0.46)(c)       (0.37)
                                                                -------          ------
     Total from Investment Operations.......................       0.33            0.19
                                                                -------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................      (0.81)          (0.99)
Return of capital...........................................      (0.02)          (0.03)
                                                                -------          ------
     Total Distributions Declared to Shareholders...........      (0.83)          (1.02)
                                                                -------          ------
NET ASSET VALUE, END OF PERIOD..............................    $  8.91          $ 9.41
                                                                =======          ======
Total return (d)(e)(f)......................................       3.54%           1.92%(g)
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)................................................       1.00%           1.00%(i)
Net investment income (h)...................................       8.27%(c)        9.39%(i)
Waiver/reimbursement........................................       0.10%           0.03%(i)
Portfolio turnover rate.....................................         62%             31%
Net assets, end of period (000's)...........................    $19,481          $3,579

(a) Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Colonial Strategic Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Colonial Strategic Income Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Colonial Strategic Income Fund, Variable Series, was held to conduct a vote for or against the approval of the following Items listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 15,169,249.441 shares outstanding. The votes cast were as follows:

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                           --------------   -----------   ------
PROPOSAL 1. To approve a
  new investment advisory
  agreement:
  Affirmative............  13,453,930.506     88.692%     88.692%
  Against................     356,444.729      2.350%      2.350%
  Abstain................   1,358,874.206      8.958%      8.958%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                           --------------   -----------   ------
PROPOSAL 2. To approve a
  new sub-advisory
  agreement:
  Affirmative............  13,404,266.703     88.365%     88.365%
  Against................     367,066.704      2.420%      2.420%
  Abstain................   1,397,916.034      9.215%      9.215%

                                      AFFIRMATIVE      WITHHELD
                                     --------------   -----------
PROPOSAL 3 To elect a Board of
  Trustees:
  Douglas A. Hacker................  14,683,073.806   486,175.635
  Janet Langford Kelly.............  14,697,348.157   471,901.284
  Richard W. Lowry.................  14,667,452.920   501,796.521
  Salvatore Macera.................  14,668,795.057   500,454.384
  William E. Mayer.................  14,696,813.087   472,436.354
  Charles R. Nelson................  14,690,664.888   478,584.553
  John J. Neuhauser................  14,702,727.921   466,521.520
  Joseph R. Palombo................  14,690,664.888   478,584.553
  Thomas E. Stitzel................  14,675,770.780   493,478.661
  Thomas C. Theobald...............  14,690,664.888   478,584.553
  Anne-Lee Verville................  14,661,086.623   508,162.818

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Colonial U.S. Growth & Income Fund, Variable Series seeks long-term growth and income.

  Scott Schermerhorn and Harvey B. Hirschhorn are co-managers of the fund. Mr. Schermerhorn and Mr. Hirschhorn are senior vice presidents of Colonial Management Associates, Inc.

VALUE STOCKS REMAINED STRONG
Value investing rebounded in early 2000, and remained strong through the end of 2001. The extended economic downturn and the terrorist attacks of September 11th have guided investors to focus more closely on valuation -- something they may have previously overlooked.

OUR FOCUS IS ON COMPANIES, NOT THE ECONOMY
The economic downturn of 2001 has been part of a naturally occurring business cycle. During a long period of economic expansion, like the one we experienced throughout the 1990s into the first half of 2000, companies increased their capacity to a point where supply eventually overstepped demand. The result was an economic contraction. However, we don't rely solely on our economic outlook to affect our decision-making process. Instead of speculating on which companies will benefit from an economic shift, we have focused on companies that are doing well now.

TAKEN BY SURPRISE
Although we did not own Enron until the third quarter of 2001, the fund's position in this company did have a sharply negative impact on performance. When we established a position in this company, at that time we still believed that an investment in Enron fulfilled our investment criteria. When revelations of poor accounting practices and possibly misleading statements from the management team were reported, we eliminated the fund's position. Though we maintained a position in Enron for approximately one month, overall this holding was one of fund's worst-performing holdings.

OUR COMMITMENT HAS PAID OFF
Value stocks outperformed growth stocks for the year, and we believe that they will continue to do so in 2002. Historically, periods of outperformance between value and growth have run three years or more. Value's outperformance is only two years old. As a result, we see no imminent shift in market leadership. In addition, we believe value stocks are still relatively inexpensive by historical measures. Large discrepancies in valuations such as this often cause movements in market leadership. This was evident in the underperformance of value stocks from 1996 through early 2000. Finally, we believe there is still too much optimism for technology and other aggressive growth industries. We think that there still needs to be further contraction in this area.

A BOTTOM-UP APPROACH
We employ a bottom-up investment process, which means we primarily focus on selecting top performing companies -- not sectors. If we happen to identify multiple companies from the same sector, then that is where we invest. But we start with identifying the companies first. However, from a sector perspective our lack of exposure to technology and an overemphasis on what we believe are more stable companies in consumer staples helped the fund outperform.

OPPORTUNITY IN ENERGY
Going forward we believe there will be opportunity in the energy sector. Energy is a global commodity and we have been in a global recession. Our belief is that when the economy recovers, energy stocks will follow suit. Oil prices, for instance, have gone down not because of excess supply, but because of lack of demand. Similarly, many investors are willing to speculate on other global commodity companies, like paper and steel, while they're dependent on the same cycle as energy. In whatever direction the economy moves, energy companies are still inexpensive and are making money right now.

                       ---------------------------------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments, changes in interest rates and in the financial strength of issuers of lower-rated bonds. Foreign political and economic developments also may affect fund performance.

Holdings are disclosed as of December 31, 2001, and are subject to change.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                  1-YEAR   5-YEAR   LIFE
-------------------------------------------------------------
 Class B(1) (6/1/00)              -0.65    12.83    15.88
 S&P 500 Index                    -11.88   10.70    15.51 (2)

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 7/5/94(3) - 12/31/01
------------------------------------------------------------
[Performance Graph]

                                                                       CLASS B SHARES                     S&P 500 INDEX
                                                                       --------------                     -------------
7/94                                                                      10000.00                           10000.00
7/30/94                                                                   10260.00                           10328.00
8/31/94                                                                   10670.40                           10750.40
9/30/94                                                                   10460.20                           10488.10
10/31/94                                                                  10630.70                           10723.00
11/30/94                                                                  10251.20                           10332.70
12/31/94                                                                  10440.80                           10485.60
1/31/95                                                                   10705.00                           10757.20
2/28/95                                                                   11132.10                           11175.70
3/31/95                                                                   11427.10                           11505.40
4/30/95                                                                   11661.40                           11843.60
5/31/95                                                                   12077.70                           12316.20
6/30/95                                                                   12342.20                           12601.90
7/31/95                                                                   12769.20                           13019.00
8/31/95                                                                   12718.10                           13051.60
9/30/95                                                                   13145.50                           13602.40
10/31/95                                                                  13094.20                           13553.40
11/30/95                                                                  13591.80                           14147.00
12/31/95                                                                  13541.50                           14420.10
1/31/96                                                                   13903.00                           14910.30
2/29/96                                                                   14176.90                           15049.00
3/31/96                                                                   14253.50                           15193.50
4/30/96                                                                   14779.40                           15416.80
5/31/96                                                                   15129.70                           15813.00
6/30/96                                                                   14801.40                           15873.10
7/31/96                                                                   14089.50                           15171.50
8/31/96                                                                   14560.00                           15491.70
9/30/96                                                                   15272.00                           16362.30
10/31/96                                                                  15655.40                           16813.90
11/30/96                                                                  16773.20                           18083.30
12/31/96                                                                  16498.10                           17725.30
1/31/97                                                                   17704.10                           18831.30
2/28/97                                                                   17691.70                           18980.10
3/31/97                                                                   16984.00                           18201.90
4/30/97                                                                   17889.30                           19286.80
5/31/97                                                                   18910.80                           20465.20
6/30/97                                                                   19629.30                           21375.90
7/31/97                                                                   21195.80                           23075.30
8/31/97                                                                   20464.50                           21783.10
9/30/97                                                                   21520.50                           22974.60
10/31/97                                                                  20534.80                           22207.20
11/30/97                                                                  21370.60                           23235.40
12/31/97                                                                  21815.10                           23635.10
1/31/98                                                                   22055.10                           23895.10
2/28/98                                                                   23581.30                           25617.90
3/31/98                                                                   24772.20                           26929.50
4/30/98                                                                   24759.80                           27204.20
5/31/98                                                                   24143.30                           26736.30
6/30/98                                                                   25067.90                           27821.80
7/31/98                                                                   24571.60                           27526.90
8/31/98                                                                   20568.90                           23549.30
9/30/98                                                                   21519.20                           25058.80
10/31/98                                                                  23354.80                           27093.50
11/30/98                                                                  24774.70                           28735.40
12/31/98                                                                  26209.20                           30390.60
1/31/99                                                                   26893.20                           31660.90
2/28/99                                                                   25820.20                           30676.20
3/31/99                                                                   26656.80                           31903.30
4/30/99                                                                   27395.20                           33137.90
5/31/99                                                                   27033.60                           32355.90
6/30/99                                                                   28609.60                           34145.20
7/31/99                                                                   27897.20                           33083.30
8/31/99                                                                   27590.40                           32917.80
9/30/99                                                                   26641.30                           32015.90
10/31/99                                                                  27701.60                           34042.50
11/30/99                                                                  28064.50                           34733.60
12/31/99                                                                  29355.40                           36775.90
1/31/00                                                                   27773.20                           34929.70
2/29/00                                                                   26826.10                           34269.60
3/31/00                                                                   29473.80                           37621.10
4/30/00                                                                   29444.40                           36488.70
5/31/00                                                                   29297.20                           35740.70
6/30/00                                                                   28884.10                           36619.90
7/31/00                                                                   29092.00                           36048.70
8/31/00                                                                   30953.90                           38287.30
9/30/00                                                                   30232.70                           36265.70
10/31/00                                                                  30447.30                           36113.40
11/30/00                                                                  28961.50                           33267.70
12/31/00                                                                  30366.10                           33430.70
1/31/01                                                                   30165.70                           34617.50
2/28/01                                                                   29948.50                           31463.80
3/31/01                                                                   28801.50                           29472.20
4/30/01                                                                   29299.80                           31759.20
5/31/01                                                                   29847.70                           31972.00
6/30/01                                                                   29149.20                           31195.10
7/31/01                                                                   29997.50                           30889.30
8/31/01                                                                   29814.50                           28958.80
9/30/01                                                                   28616.00                           26621.80
10/31/01                                                                  28761.90                           27130.30
11/30/01                                                                  29921.00                           29211.20
12/31/01                                                                  30164.00                           29468.00

      NET ASSET VALUE ($)        12/31/00   12/31/01
--------------------------------------------------------
 Class B                          18.26      15.53

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(2) Index performance is from June 30, 1994.

(3) Inception date of class A shares (oldest existing share class).

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   ------------
COMMON STOCKS--95.6%
CONSUMER DISCRETIONARY--11.2%
AUTOMOBILES & COMPONENTS--2.1%
AUTO PARTS & EQUIPMENT--1.5%
Delphi Automotive Systems Corp. .........................     236,100   $  3,225,126
                                                                        ------------
AUTOMOBILE MANUFACTURERS--0.0%
Ford Motor Co............................................          16            251
                                                                        ------------
TIRES & RUBBER--0.6%
Goodyear Tire & Rubber Co................................      50,600      1,204,786
                                                                        ------------
CONSUMER DURABLES & APPAREL--2.3%
PHOTOGRAPHIC EQUIPMENT--2.3%
Eastman Kodak Co. .......................................     157,700      4,641,111
                                                                        ------------
HOTELS, RESTAURANTS & LEISURE--3.6%
HOTELS--1.1%
Starwood Hotels & Resorts Worldwide, Inc. ...............      79,800      2,382,030
                                                                        ------------
RESTAURANTS--2.5%
McDonald's Corp. ........................................     195,900      5,185,473
                                                                        ------------
MEDIA--1.0%
ADVERTISING--1.0%
Interpublic Group of Companies, Inc. ....................      73,800      2,180,052
                                                                        ------------
RETAILING--2.2%
COMPUTER & ELECTRONICS RETAIL--0.5%
Circuit City Stores, Inc. ...............................      38,500        999,075
                                                                        ------------
HOME IMPROVEMENT RETAIL--1.7%
Sherwin-Williams Co. ....................................     126,100      3,467,750
                                                                        ------------
------------------------------------------------------------------------------------
CONSUMER STAPLES--16.4%
FOOD, BEVERAGES & TOBACCO--14.4%
AGRICULTURAL PRODUCTS--2.7%
Archer Daniels Midland Co. ..............................     394,380      5,659,353
                                                                        ------------
PACKAGED FOODS--9.1%
ConAgra Foods, Inc. .....................................     351,600      8,357,532
General Mills, Inc. .....................................      82,600      4,296,026
Sara Lee Corp. ..........................................     269,100      5,982,093
                                                                        ------------
                                                                          18,635,651
                                                                        ------------
TOBACCO--2.6%
Philip Morris Companies, Inc. ...........................     116,500      5,341,525
                                                                        ------------
HOUSEHOLD & PERSONAL PRODUCTS--2.0%
HOUSEHOLD PRODUCTS--2.0%
Procter & Gamble Co. ....................................      51,100      4,043,543
                                                                        ------------
------------------------------------------------------------------------------------
ENERGY--16.7%
INTEGRATED OIL & GAS--14.0%
Amerada Hess Corp........................................      66,500      4,156,250
BP PLC, ADR..............................................      25,700      1,195,307
ChevronTexaco Corp.......................................      54,400      4,874,784
Exxon Mobil Corp.........................................      80,270      3,154,611
Marathon Oil Corp........................................     176,200      5,286,000

                                                             SHARES        VALUE
                                                           ----------   ------------
Phillips Petroleum Co....................................     104,100   $  6,273,066
Royal Dutch Petroleum Co.--NY Shares.....................      79,900      3,916,698
                                                                        ------------
                                                                          28,856,716
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES--0.6%
Halliburton Co. .........................................      89,000      1,165,900
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTS--1.1%
Anadarko Petroleum Corp..................................      39,000      2,217,150
                                                                        ------------
OIL & GAS REFINING & MARKETING--1.0%
Sunoco, Inc. ............................................      54,900      2,049,966
                                                                        ------------
------------------------------------------------------------------------------------
FINANCIALS--10.9%
DIVERSIFIED FINANCIALS--2.7%
DIVERSIFIED FINANCIAL SERVICES--2.7%
Fannie Mae...............................................      24,500      1,947,750
Freddie Mac..............................................      55,300      3,616,620
                                                                        ------------
                                                                           5,564,370
                                                                        ------------
INSURANCE--8.2%
INSURANCE BROKERS--1.1%
Aon Corp.................................................      65,400      2,323,008
                                                                        ------------
PROPERTY & CASUALTY INSURANCE--7.1%
Berkshire Hathaway, Inc.,
  Class A (a)............................................         110      8,316,000
Chubb Corp. .............................................      50,400      3,477,600
XL Capital Ltd., Class A.................................      31,600      2,886,976
                                                                        ------------
                                                                          14,680,576
                                                                        ------------
------------------------------------------------------------------------------------
HEALTH CARE--12.7%
HEALTH CARE EQUIPMENT & SERVICES--6.2%
HEALTH CARE EQUIPMENT--1.3%
Boston Scientific Corp. (a)..............................     108,300      2,612,196
                                                                        ------------
MANAGED HEALTH CARE--4.9%
Aetna, Inc...............................................     304,300     10,038,857
                                                                        ------------
PHARMACEUTICALS & BIOTECHNOLOGY--6.5%
PHARMACEUTICALS--6.5%
Bristol-Myers Squibb Co. ................................      57,100      2,912,100
Merck & Co., Inc. .......................................      70,600      4,151,280
Pharmacia Corp. .........................................     147,300      6,282,345
                                                                        ------------
                                                                          13,345,725
                                                                        ------------
------------------------------------------------------------------------------------
INDUSTRIALS--7.1%
CAPITAL GOODS--3.3%
AEROSPACE & DEFENSE--0.9%
Raytheon Co. ............................................      57,300      1,860,531
                                                                        ------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.4%
Emerson Electric Co. ....................................      51,300      2,929,230
                                                                        ------------
INDUSTRIAL MACHINERY--1.0%
Dover Corp. .............................................      54,700      2,027,729
                                                                        ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   ------------
COMMERCIAL SERVICES & SUPPLIES--2.2%
ENVIRONMENTAL SERVICES--2.2%
Waste Management, Inc. ..................................     143,400   $  4,575,894
                                                                        ------------
TRANSPORTATION--1.6%
AIRLINES--1.6%
AMR Corp. (a) ...........................................     145,600      3,227,952
                                                                        ------------
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--5.8%
SOFTWARE & SERVICES--2.7%
INFORMATION TECHNOLOGY CONSULTING & SERVICES--2.7%
Electronic Data Systems Corp. ...........................      80,300      5,504,565
                                                                        ------------
TECHNOLOGY HARDWARE & EQUIPMENT--3.1%
COMPUTER HARDWARE--0.5%
Gateway, Inc. (a) .......................................     115,500        928,620
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
Solectron Corp. (a) .....................................     136,000      1,534,080
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT--1.9%
Lucent Technologies, Inc. ...............................     342,400      2,153,696
Motorola, Inc. ..........................................     122,000      1,832,440
                                                                        ------------
                                                                           3,986,136
                                                                        ------------
------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--8.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--8.3%
INTEGRATED TELECOMMUNICATION SERVICES--8.3%
AT&T Corp. ..............................................     332,000      6,022,480
Deutsche Telekom AG, ADR.................................     160,750      2,716,675
Nippon Telegraph & Telephone Corp., ADR..................      62,400      1,010,880
Sprint Corp. (FON Group).................................     112,600      2,261,008
WorldCom, Inc.--MCI Group................................      83,108      1,055,472
WorldCom, Inc.--WorldCom Group (a).......................     285,200      4,015,616
                                                                        ------------
                                                                          17,082,131
                                                                        ------------
------------------------------------------------------------------------------------
UTILITIES--6.5%
ELECTRIC UTILITIES--4.3%
Edison International.....................................     264,700      3,996,970
PG&E Corp. (a) ..........................................     253,700      4,881,188
                                                                        ------------
                                                                           8,878,158
                                                                        ------------

                                                             SHARES        VALUE
                                                           ----------   ------------
GAS UTILITIES--1.7%
El Paso Corp. ...........................................      76,700   $  3,421,587
                                                                        ------------
MULTI-UTILITIES--0.5%
Western Resources, Inc. .................................      59,400      1,021,680
                                                                        ------------
TOTAL COMMON STOCKS
  (cost of $197,240,393).............................................    196,798,483
                                                                        ------------
------------------------------------------------------------------------------------
                                                              PAR
                                                           ----------
SHORT-TERM OBLIGATION--4.3%
Repurchase agreement with SBC Warburg Ltd., dated
  12/31/01, due 01/02/02 at 1.730%, collateralized by
  U.S. Treasury Bonds and Notes with various maturities
  to 2027, market value $8,999,314 (repurchase proceeds
  $8,744,840) (cost of $8,744,000).......................  $8,744,000      8,744,000
                                                                        ------------
TOTAL INVESTMENTS--99.9%
  (cost of $205,984,393) (b).........................................
                                                                         205,542,483
                                                                        ------------
OTHER ASSETS & LIABILITIES, NET--0.1%................................
                                                                             252,805
                                                                        ------------
NET ASSETS--100.0%...................................................
                                                                        $205,795,288
                                                                        ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $206,036,526. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

                      ACRONYM               NAME
                      -------               ----
                       ADR       American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost.............................................    $205,984,393
                                                                     ------------
Investments, at value............................................    $205,542,483
Cash.............................................................          20,234
Receivable for:
  Fund shares sold...............................................         298,789
  Interest.......................................................             420
  Dividends......................................................         311,990
  Expense reimbursement due from Distributor.....................          14,580
Deferred Trustees' compensation plan.............................           4,773
                                                                     ------------
    TOTAL ASSETS.................................................     206,193,269
                                                                     ------------
LIABILITIES:
Payable for:
  Investments purchased..........................................          20,172
  Fund shares repurchased........................................         170,992
  Management fee.................................................         138,038
  Transfer agent fee.............................................             625
  Bookkeeping fee................................................           6,758
  Trustees' fee..................................................             410
  Audit fee......................................................          27,900
  Reports to shareholders........................................          25,096
Deferred Trustees' fee...........................................           4,773
Other liabilities................................................           3,217
                                                                     ------------
    TOTAL LIABILITIES............................................         397,981
                                                                     ------------
NET ASSETS.......................................................    $205,795,288
                                                                     ============
COMPOSITION OF NET ASSETS:
Paid-in capital..................................................    $207,119,534
Overdistributed net investment income............................          (5,598)
Accumulated net realized loss....................................        (876,738)
Net unrealized depreciation on investments.......................        (441,910)
                                                                     ------------
NET ASSETS.......................................................    $205,795,288
                                                                     ============
CLASS A:
Net assets.......................................................    $180,053,132
Shares outstanding...............................................      11,576,566
                                                                     ============
Net asset value per share........................................    $      15.55
                                                                     ============
CLASS B:
Net assets.......................................................    $ 25,742,156
Shares outstanding...............................................       1,657,769
                                                                     ============
Net asset value per share........................................    $      15.53
                                                                     ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends........................................................    $  3,636,562
Interest.........................................................         143,077
                                                                     ------------
  Total Investment Income (net of foreign taxes withheld of
    $15,114).....................................................       3,779,639
EXPENSES:
Management fee...................................................       1,602,928
Distribution fee--Class B........................................          34,516
Bookkeeping fee..................................................          83,138
Transfer agent fee...............................................           7,500
Trustees' fee....................................................          13,371
Reports to shareholders..........................................         157,477
Other expenses...................................................          63,540
                                                                     ------------
  Total Expenses.................................................       1,962,470
Fees reimbursed by Distributor--Class B..........................         (29,162)
Custody earnings credit..........................................              (6)
                                                                     ------------
  Net Expenses...................................................       1,933,302
                                                                     ------------
Net Investment Income............................................       1,846,337
                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments.................................      11,413,678
Net change in unrealized appreciation/depreciation on
  investments....................................................     (14,659,660)
                                                                     ------------
Net Loss.........................................................      (3,245,982)
                                                                     ------------
Decrease in Net Assets from Operations...........................    $ (1,399,645)
                                                                     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Colonial U.S. Growth & Income Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001          2000 (A)
----------------------------------                              ------------    ------------
OPERATIONS:
Net investment income.......................................    $  1,846,337    $  1,734,247
Net realized gain on investments............................      11,413,678      29,914,119
Net change in unrealized appreciation/depreciation on
  investments...............................................     (14,659,660)    (24,300,037)
                                                                ------------    ------------
       Net Increase (Decrease) from Operations..............      (1,399,645)      7,348,329
                                                                ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
     Class A................................................      (1,618,150)     (1,738,078)
     Class B................................................        (227,386)        (27,383)
In excess of net investment income:
     Class A................................................              --          (3,391)
     Class B................................................              --             (53)
From net realized capital gains:
     Class A................................................     (24,552,219)    (21,751,898)
     Class B................................................      (2,855,642)       (342,685)
Return of capital(b):
     Class A................................................        (452,489)             --
     Class B................................................         (57,896)             --
                                                                ------------    ------------
     Total Distributions Declared to Shareholders...........     (29,763,782)    (23,863,488)
                                                                ------------    ------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions.............................................      13,542,021      23,815,787
  Distributions reinvested..................................      26,622,858      23,493,367
  Redemptions...............................................     (35,076,818)    (40,044,589)
                                                                ------------    ------------
       Net Increase.........................................       5,088,061       7,264,565
                                                                ------------    ------------
Class B:
  Subscriptions.............................................      21,941,596       4,291,163
  Distributions reinvested..................................       3,140,924         370,121
  Redemptions...............................................        (896,338)        (80,995)
                                                                ------------    ------------
       Net Increase.........................................      24,186,182       4,580,289
                                                                ------------    ------------
Net Increase from Share Transactions........................      29,274,243      11,844,854
                                                                ------------    ------------
Total Decrease in Net Assets................................      (1,889,184)     (4,670,305)
NET ASSETS:
Beginning of period.........................................     207,684,472     212,354,777
                                                                ------------    ------------
End of period (including overdistributed net investment
  income of $(5,598) and $(6,399), respectively)............    $205,795,288    $207,684,472
                                                                ============    ============
CHANGES IN SHARES:
Class A:
  Subscriptions.............................................         779,000       1,228,544
  Issued for distributions reinvested.......................       1,699,584       1,255,539
  Redemptions...............................................      (2,033,991)     (2,050,287)
                                                                ------------    ------------
       Net Increase.........................................         444,593         433,796
                                                                ------------    ------------
Class B:
  Subscriptions.............................................       1,273,453         220,348
  Issued for distributions reinvested.......................         201,036          20,235
  Redemptions...............................................         (53,180)         (4,123)
                                                                ------------    ------------
       Net Increase.........................................       1,421,309         236,460
                                                                ------------    ------------

(a) Class B shares were initially offered on June 1, 2000.
(b) Return of capital includes redesignation of $248,113 from distributions declared to shareholders from net investment income.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial U.S. Growth & Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth and income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fees applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

$824,605 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's next taxable year.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax composition of dividends was as follows:

Ordinary income               $ 9,202,843
Long-term capital gains        20,050,554
Return of capital                 510,385
                              -----------
                              $29,763,782
                              ===========

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.80% annually of the first $1 billion of the Fund's average daily net assets and 0.70% in excess of $1 billion. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager and Colonial, completed the sale of its asset management business, including the Manager and Colonial, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Manager and Colonial and, therefore, an assignment of their investment advisory contracts with the Fund to Fleet. The Fund had obtained approval of new investment advisory contracts by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contracts in all material respects except for their effective and termination dates.

  BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, Colonial provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.040% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B average daily net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.00% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each Class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $6 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2001, purchases and sales of investments, other than short term obligations, were $105,141,321 and $104,731,093, respectively.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized
  appreciation                $ 18,994,524
Gross unrealized
  depreciation                 (19,488,567)
                              ------------
  Net unrealized
     depreciation             $   (494,043)
                              ============

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2001, the Fund used AlphaTrade Inc., a wholly owned subsidiary of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the year were $41,426.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Colonial U.S. Growth & Income Fund, Variable Series -- Class B Shares
--------------------------------------------------------------------------------

                                                                  YEAR           PERIOD
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001          2001 (A)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 18.26          $19.82
                                                                -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................       0.15            0.08
Net realized and unrealized gain (loss) on investments......      (0.35)           0.65
                                                                -------          ------
     Total from Investment Operations.......................      (0.20)           0.73
                                                                -------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................      (0.15)          (0.17)
In excess of net investment income..........................         --              --(c)
From net realized capital gains.............................      (2.34)          (2.12)
Return of capital...........................................      (0.04)             --
                                                                -------          ------
     Total Distributions Declared to Shareholders...........      (2.53)          (2.29)
                                                                -------          ------
NET ASSET VALUE, END OF PERIOD..............................    $ 15.53          $18.26
                                                                =======          ======
Total return (d)(e)(f)......................................      (0.65)%          3.64%(g)
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)................................................       1.00%           1.00%(i)
Net investment income (h)...................................       0.88%           0.71%(i)
Waiver/reimbursement........................................       0.21%           0.13%(i)
Portfolio turnover rate.....................................         53%            120%
Net assets, end of period (000's)...........................    $25,742          $4,318

(a) Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Manager and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Colonial U.S. Growth & Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Colonial U.S. Growth & Income Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Colonial U.S. Growth & Income Fund, Variable Series, was held to conduct a vote for or against the approval of the following Items listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 11,399,543.835 shares outstanding. The votes cast were as follows:

                                              % OF           % OF
                                           SHARES TO      SHARES TO
                                          TOTAL SHARES   TOTAL SHARES
                             SHARES       OUTSTANDING       VOTED
                         --------------   ------------   ------------
PROPOSAL 1. To approve
  a new investment
  advisory agreement:
  Affirmative..........  10,501,441.135      92.122%        92.122%
  Against..............     161,827.144       1.419%         1.419%
  Abstain..............     736,275.556       6.459%         6.459%

                                              % OF           % OF
                                           SHARES TO      SHARES TO
                                          TOTAL SHARES   TOTAL SHARES
                             SHARES       OUTSTANDING       VOTED
                         --------------   ------------   ------------
PROPOSAL 2. To approve
  a new sub-advisory
  agreement:
  Affirmative..........  10,446,283.644      91.638%        91.638%
  Against..............     195,320.668       1.713%         1.713%
  Abstain..............     757,939.523       6.649%         6.649%

                                  AFFIRMATIVE        WITHHOLD
                                 --------------   --------------
PROPOSAL 3. To elect a Board of
  Trustees:
  Douglas A. Hacker............  11,107,201.126    292,342.709
  Janet Langford Kelly.........  11,087,725.512    311,818.323
  Richard W. Lowry.............  11,108,718.283    290,825.552
  Salvatore Macera.............  11,093,385.294    306,158.541
  William E. Mayer.............  11,105,524.997    294,018.838
  Charles R. Nelson............  11,102,227.597    297,316.238
  John J. Neuhauser............  11,099,916.149    299,627.686
  Joseph R. Palombo............  11,108,174.577    291,369.258
  Thomas E. Stitzel............  11,104,962.765    294,581.070
  Thomas C. Theobald...........  11,107,744.832    291,799.003
  Anne-Lee Verville............  11,103,451.048    296,092.787

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION

For the fiscal year ended December 31, 2001, the Fund designates long-term capital gains distributions of $4,323,779.

37.92% of the ordinary income distributed by the Fund, in the year ended December 31, 2001, qualifies for the corporate dividends received deduction.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Crabbe Huson Real Estate Investment Fund, Variable Series seeks to provide growth of capital and current income.

  John E. Maack, Jr. is the fund's portfolio manager. Mr. Maack has managed various funds for Crabbe Huson Group, Inc. since 1988.

In the midst of the market turmoil created by a declining economy and the tragedies of September 11th, many investors sought refuge in alternatives to mainstream equity investments. Cash flow and earnings stability made real estate investment trusts (REITs) an attractive choice for many of these investors. As evidenced by the 13.93% return of the NAREIT Equity Index,(1) 2001 ended positively for REITs.

FUND STRATEGY BOOSTED PERFORMANCE
Not all sectors of the REIT market performed equally, however. As the economy continued to slow and consumer spending declined during the first half of the year, investments in shopping malls also declined. Accordingly, we avoided shopping malls during the first two quarters of 2001, maintaining our exposure to other sectors, such as office buildings and apartments, that we felt would perform more favorably.

     As shopping malls hit bottom in the third quarter, we began to increase our exposure there as we cut back on hotels, which had not performed to our expectations. Further, we continued to lessen our exposure to triple net leases. This trend continued throughout the year, as our exposure to this sector lessened dramatically from 7.6% of net assets at the beginning to the period to only 1.7% at the end of the year. We attribute a portion of the fund's outperformance to this repositioning.

     The fund's strong performance can also be attributed to our investments in securities other than REITs. The fund's investment strategy permits a percentage of investments in real estate-related items, such as building materials and construction. This category has the potential to enhance performance when we encounter securities that seem to be undervalued or have significant growth potential. Throughout the period, the composition of this category -- which comprises approximately 5% of net assets -- changed dramatically. We sold companies such as Lafarge and Cendant, which had performed well for the fund but which we felt had realized their growth potential. Further, we maintained a position in Elcor Corp. (2.8% of net assets), up 65% during the period, because we felt this company's prospects for further growth were significant.

INTEREST RATES MAY BE NEAR BOTTOM
Given the current position of interest rates, it seems logical to expect minimal further decline. This, combined with prospects of slowing cash flow and earnings growth, leads us to conclude that performance is likely to be more moderate for REITs. As growth in real estate prices begins to slow and interest rates either level off or begin to rise, we intend to restructure the fund a bit to accommodate changing market conditions. As we move further into 2002, we expect the fund to become more dependent on income, and plan to seek out income opportunities. It is our view that this type of approach should help the fund through what may be a tougher investment environment ahead.

                       ---------------------------------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund may be subject to certain risks associated with ownership of real estate such as possible declines in value, environmental problems, natural disasters, changes in interest rates and local economic conditions. The fund may be affected by stock market fluctuations that occur in response to economic and business developments.

Holdings are disclosed as of December 31, 2001, and are subject to change.

(1) Index definition is on next page.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                         1-YEAR   LIFE
-----------------------------------------------------------
 Class B (6/1/99)                        14.54     5.42
 NAREIT Equity Index                     13.93    10.31(1)

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 6/1/99 - 12/31/01
------------------------------------------------------------
[Performance Graph]

                                                                       CLASS B SHARES                  NAREIT EQUITY INDEX
                                                                       --------------                  -------------------
6/99                                                                     10000.00                           10000.00
6/30/99                                                                   9590.00                            9838.00
7/31/99                                                                   9420.26                            9525.15
8/31/99                                                                   9140.48                            9404.18
9/30/99                                                                   8890.03                            9046.82
10/31/99                                                                  8730.01                            8824.27
11/30/99                                                                  8570.25                            8680.44
12/31/99                                                                  8619.95                            8955.61
1/31/00                                                                   8713.05                            8985.16
2/29/00                                                                   8681.68                            8878.24
3/31/00                                                                   8837.08                            9170.33
4/30/00                                                                   9323.12                            9786.58
5/31/00                                                                   9282.10                            9882.48
6/30/00                                                                   9519.72                           10136.50
7/31/00                                                                  10088.10                           11022.40
8/31/00                                                                   9985.15                           10574.90
9/30/00                                                                  10006.10                           10911.20
10/31/00                                                                  9499.81                           10438.70
11/30/00                                                                  9375.37                           10572.30
12/31/00                                                                 10007.30                           11316.60
1/31/01                                                                  10312.50                           11434.30
2/28/01                                                                  10050.50                           11251.40
3/31/01                                                                  10181.20                           11360.50
4/30/01                                                                  10454.10                           11632.00
5/31/01                                                                  10705.00                           11913.50
6/30/01                                                                  11326.90                           12611.60
7/31/01                                                                  11185.30                           12360.70
8/31/01                                                                  11447.10                           12813.10
9/30/01                                                                  10944.50                           12281.30
10/31/01                                                                 10617.30                           11930.10
11/30/01                                                                 11107.80                           12586.20
12/31/01                                                                 11461.00                           12893.00

      NET ASSET VALUE ($)        12/31/00   12/31/01
--------------------------------------------------------
 Class B                           9.17       9.98

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The NAREIT Equity Index is an unmanaged index that tracks the performance of all equity real estate investment trusts (REITs) that trade on the New York Stock Exchange, the American Stock Exchange and the Nasdaq. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 1999.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                           --------   -----------
COMMON STOCKS--90.8%
FINANCIALS--82.3%
REAL ESTATE INVESTMENT TRUST--82.3%
APARTMENTS--21.3%
Apartment Investment & Management Co., Class A...........     2,600   $  118,898
Archstone Communities Trust..............................     4,600      120,980
Avalonbay Communities, Inc. .............................     2,400      113,544
BRE Properties, Inc., Class A............................     2,500       77,400
Camden Property Trust....................................     1,500       55,050
Equity Residential Properties Trust......................     9,800      281,358
Essex Property Trust, Inc. ..............................     1,100       54,351
Gables Residential Trust.................................     1,700       50,320
Post Properties, Inc. ...................................     1,600       56,816
United Dominion Realty Trust, Inc. ......................     5,700       82,080
                                                                      ----------
                                                                       1,010,797
                                                                      ----------
DIVERSIFIED--2.3%
Cousins Properties, Inc. ................................     2,700       65,772
Glenborough Realty Trust, Inc. ..........................     2,300       44,620
                                                                      ----------
                                                                         110,392
                                                                      ----------
HOTELS--1.7%
Hospitality Properties Trust.............................     2,700       79,650
                                                                      ----------
INDUSTRIAL--5.7%
AMB Property Corp. ......................................     3,300       85,800
CenterPoint Properties Corp. ............................     1,100       54,780
Prologis Trust...........................................     6,000      129,060
                                                                      ----------
                                                                         269,640
                                                                      ----------
MANUFACTURED HOMES--4.5%
American Land Lease, Inc. ...............................     9,561      125,249
Manufactured Home Communities, Inc. .....................     2,900       90,509
                                                                      ----------
                                                                         215,758
                                                                      ----------
MIXED--5.1%
Duke-Weeks Realty Corp. .................................     3,900       94,887
Kilroy Realty Corp. .....................................     1,300       34,151
Liberty Property Trust...................................     2,200       65,670
Reckson Associates Realty Corp. .........................     2,000       46,720
                                                                      ----------
                                                                         241,428
                                                                      ----------
OFFICE--16.7%
Boston Properties, Inc. .................................     3,100      117,800
Crescent Real Estate Equities Co. .......................     3,600       65,196
Equity Office Properties Trust...........................    14,840      446,387
Highwoods Properties, Inc. ..............................     1,700       44,115
Mack-Cali Realty Corp. ..................................     2,400       74,448
Prentiss Properties Trust................................     1,700       46,665
                                                                      ----------
                                                                         794,611
                                                                      ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT--3.4%
Trammell Crow Co. (a)....................................     4,900       57,330
TrizecHahn Corp. ........................................     6,500      102,050
                                                                      ----------
                                                                         159,380
                                                                      ----------

                                                            SHARES       VALUE
                                                           --------   -----------
REGIONAL MALLS--10.2%
Simon Property Group, Inc. ..............................     6,400   $  187,712
Taubman Centers, Inc. ...................................     5,700       84,645
The Rouse Co. ...........................................     2,500       73,225
Vornado Realty Trust.....................................     3,300      137,280
                                                                      ----------
                                                                         482,862
                                                                      ----------
SELF STORAGE--3.3%
Public Storage, Inc. ....................................     3,300      110,220
Storage USA, Inc. .......................................     1,100       46,310
                                                                      ----------
                                                                         156,530
                                                                      ----------
STRIP CENTERS--6.4%
JDN Realty Corp. ........................................     3,800       46,854
Kimco Realty Corp. ......................................     3,600      117,684
New Plan Realty Trust....................................     2,300       43,815
Regency Centers Corp. ...................................     3,400       94,350
                                                                      ----------
                                                                         302,703
                                                                      ----------
TRIPLE NET LEASE--1.7%
Capital Automotive Real Estate Investment Trust..........     2,200       43,758
Commercial Net Lease Realty..............................     2,900       37,700
                                                                      ----------
                                                                          81,458
                                                                      ----------
---------------------------------------------------------------------------------
HEALTH CARE--1.3%
HEALTH CARE FACILITIES--1.3%
Sunrise Assisted Living, Inc. (a)........................     2,100       61,131
                                                                      ----------
---------------------------------------------------------------------------------
INDUSTRIALS--4.8%
CAPITAL GOODS--2.8%
BUILDING PRODUCTS--2.8%
Elcor Corp. .............................................     4,800      133,392
                                                                      ----------
COMMERCIAL SERVICES & SUPPLIES--2.0%
DIVERSIFIED COMMERCIAL SERVICES--2.0%
CoStar Group, Inc. (a)                                        4,000       96,040
                                                                      ----------
---------------------------------------------------------------------------------
MATERIALS--2.4%
CONSTRUCTION MATERIALS--2.4%
Martin Marietta Materials, Inc...........................     2,400      111,840
                                                                      ----------
TOTAL COMMON STOCKS
(cost of $3,780,066)...............................................    4,307,612
                                                                      ----------
---------------------------------------------------------------------------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                           --------   -----------
SHORT-TERM OBLIGATION--6.5%
Repurchase agreement with SBC Warburg Ltd., dated
  12/31/01, due 01/02/02 at 1.730%, collateralized by
  U.S. Treasury Bonds and Notes with various maturities
  to 2027, market value $319,052 (repurchase proceeds
  $310,030) (cost of $310,000)...........................  $310,000   $  310,000
                                                                      ----------
TOTAL INVESTMENTS--97.3%
(cost of $4,090,066) (b)...........................................    4,617,612
                                                                      ----------
OTHER ASSETS & LIABILITIES, NET--2.7%..............................      125,589
                                                                      ----------
NET ASSETS--100.0%.................................................   $4,743,201
                                                                      ==========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $4,055,125. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences. Unrealized gains have been realized on investments in real estate investment trusts for tax purposes and cost adjusted accordingly.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost.............................................    $4,090,066
                                                                     ----------
Investments, at value............................................    $4,617,612
Cash.............................................................           170
Receivable for:
  Fund shares sold...............................................        96,621
  Interest.......................................................            15
  Dividends......................................................        22,544
  Expense reimbursement due from Manager.........................        41,463
Deferred Trustees' compensation plan.............................         1,418
                                                                     ----------
    TOTAL ASSETS.................................................     4,779,843
                                                                     ----------
LIABILITIES:
Payable for:
  Fund shares repurchased........................................           444
  Management fee.................................................         3,887
  Transfer agent fee.............................................           625
  Bookkeeping fee................................................           833
  Trustees' fee..................................................           663
  Audit fee......................................................        22,000
  Reports to shareholders........................................         4,576
Deferred Trustees' fee...........................................         1,418
Other liabilities................................................         2,196
                                                                     ----------
    TOTAL LIABILITIES............................................        36,642
                                                                     ----------
NET ASSETS.......................................................    $4,743,201
                                                                     ==========
COMPOSITION OF NET ASSETS:
Paid-in capital..................................................    $4,258,067
Undistributed net investment income..............................        33,188
Accumulated net realized loss....................................       (75,600)
Net unrealized appreciation on investments.......................       527,546
                                                                     ----------
NET ASSETS.......................................................    $4,743,201
                                                                     ==========
CLASS A:
Net assets.......................................................    $    1,241
Shares outstanding...............................................           124
                                                                     ==========
Net asset value per share........................................    $    10.01
                                                                     ==========
CLASS B:
Net assets.......................................................    $4,741,960
Shares outstanding...............................................       475,291
                                                                     ==========
Net asset value per share........................................    $     9.98
                                                                     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Crabbe Huson Real Estate Investment Fund, Variable Series
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends........................................................    $282,747
Interest.........................................................      13,153
                                                                     --------
  Total Investment Income (net of foreign taxes withheld of
    $341)........................................................     295,900
EXPENSES:
Management fee...................................................      46,705
Distribution fee--Class B........................................      11,585
Bookkeeping fee..................................................      18,523
Transfer agent fee...............................................       7,500
Trustees' fee....................................................       6,014
Audit fee........................................................      29,010
Reports to shareholders..........................................      24,367
Other expenses...................................................       7,937
                                                                     --------
  Total Expenses.................................................     151,641
Fees and expenses waived or reimbursed by Manager................     (84,041)
Custody earnings credit..........................................          (1)
                                                                     --------
  Net Expenses...................................................      67,599
                                                                     --------
Net Investment Income............................................     228,301
                                                                     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments.................................    (117,479)
Net change in unrealized appreciation/depreciation on
  investments....................................................     534,733
                                                                     --------
Net Gain.........................................................     417,254
                                                                     --------
Increase in Net Assets Resulting from Operations.................    $645,555
                                                                     ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Crabbe Huson Real Estate Investment Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001          2000 (A)
----------------------------------                              ------------    ------------
OPERATIONS:
Net investment income.......................................    $    228,301    $    215,200
Net realized gain (loss) on investments.....................        (117,479)         29,184
Net change in unrealized appreciation/depreciation on
  investments...............................................         534,733         199,164
                                                                ------------    ------------
       Net Increase from Operations.........................         645,555         443,548
                                                                ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A...................................................             (42)            (31)
  Class B...................................................        (159,182)       (121,181)
In excess of net investment income:
  Class A...................................................              --             (14)
  Class B...................................................              --         (51,847)
Return of capital:
  Class A...................................................             (19)            (12)
  Class B...................................................         (70,936)        (43,898)
                                                                ------------    ------------
     Total Distributions Declared to Shareholders...........        (230,179)       (216,983)
                                                                ------------    ------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions.............................................              --           1,000
  Distributions reinvested..................................              61              57
                                                                ------------    ------------
       Net Increase.........................................              61           1,057
                                                                ------------    ------------
Class B:
  Subscriptions.............................................       1,020,155       1,746,763
  Distributions reinvested..................................         230,118         216,926
  Redemptions...............................................      (1,075,083)       (218,533)
                                                                ------------    ------------
       Net Increase.........................................         175,190       1,745,156
                                                                ------------    ------------
Net Increase from Share Transactions........................         175,251       1,746,213
                                                                ------------    ------------
Total Increase in Net Assets................................         590,627       1,972,778
NET ASSETS:
Beginning of period.........................................       4,152,574       2,179,796
                                                                ------------    ------------
End of period (including undistributed net investment income
  of $33,188 and $71,382, respectively).....................    $  4,743,201    $  4,152,574
                                                                ============    ============
CHANGES IN SHARES:
Class A:
  Subscriptions.............................................              --             112
  Issued for distributions reinvested.......................               6               6
                                                                ------------    ------------
       Net Increase.........................................               6             118
                                                                ------------    ------------
Class B:
  Subscriptions.............................................         108,294         192,105
  Issued for distributions reinvested.......................          23,197          23,734
  Redemptions...............................................        (108,681)        (24,584)
                                                                ------------    ------------
       Net Increase.........................................          22,810         191,255
                                                                ------------    ------------

(a) Class A shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Crabbe Huson Real Estate Investment Fund Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to provide growth of capital and current income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. LASC has appointed Crabbe Huson Group, Inc. ("Crabbe Huson"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial, Crabbe Huson and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fees applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

           YEAR OF             CAPITAL LOSS
         EXPIRATION            CARRYFORWARD
         ----------            ------------
            2007                 $37,820
            2009                  37,780
                                 -------
                                 $75,600
                                 =======

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

              INCREASE (DECREASE)
------------------------------------------------
PAID-IN     UNDISTRIBUTED NET    ACCUMULATED NET
CAPITAL     INVESTMENT INCOME     REALIZED LOSS
--------   -------------------   ---------------
$ (6,864)       $(107,271)          $114,135

These reclassifications are primarily due to adjustments due to real estate investment trusts. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Crabbe Huson a monthly sub-advisory fee equal to 0.80% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager and Colonial, completed the sale of its asset management business, including the Manager and Colonial, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Manager and Colonial and, therefore, an assignment of their investment advisory contracts with the Fund to Fleet. The Fund had obtained approval of new investment advisory contracts by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contracts in all material respects except for their effective and termination dates.

  BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, Colonial provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.040% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B average daily net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses incurred by the Fund in excess of 1.20% annually of the Fund's average daily net assets. This arrangement may be terminated or modified by the Manager at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

The Fund has an agreement with its custodian bank under which $1 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2001, purchases and sales of investments, other than short term obligations, were $1,698,836 and $1,639,378, respectively.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation    $606,782
Gross unrealized depreciation     (44,295)
                                 --------
  Net unrealized appreciation    $562,487
                                 ========

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Crabbe Huson Real Estate Investment Fund, Variable Series -- Class B Shares
--------------------------------------------------------------------------------

                                                                YEAR ENDED         PERIOD
                                                               DECEMBER 31,        ENDED
                                                              ---------------   DECEMBER 31,
                                                               2001     2000      1999 (A)
                                                              ------   ------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 9.17   $ 8.34     $ 10.00
                                                              ------   ------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................    0.48     0.64        0.31
Net realized and unrealized gain (loss) on investments......    0.85     0.70       (1.70)
                                                              ------   ------     -------
     Total from Investment Operations.......................    1.33     1.34       (1.39)
                                                              ------   ------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................   (0.36)   (0.29)      (0.22)
In excess of net investment income..........................      --    (0.12)         --
Return of capital...........................................   (0.16)   (0.10)      (0.05)
                                                              ------   ------     -------
     Total Distributions Declared to Shareholders...........   (0.52)   (0.51)      (0.27)
                                                              ------   ------     -------
NET ASSET VALUE, END OF PERIOD..............................  $ 9.98   $ 9.17     $  8.34
                                                              ======   ======     =======
Total return (c)(d)(e)......................................   14.54%   16.09%     (13.80)%(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)................................................    1.45%    1.45%       1.45%(h)
Net investment income (g)...................................    4.89%    6.96%       5.90%(h)
Waiver/reimbursement........................................    1.80%    1.66%       2.80%(h)
Portfolio turnover rate.....................................      35%      85%         57%(f)
Net assets, end of period (000's)...........................  $4,742   $4,152     $ 2,180

(a) For the period from commencement of operations on June 1, 1999 to December 31, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Crabbe Huson Real Estate Investment Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Crabbe Huson Real Estate Investment Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Crabbe Huson Real Estate Investment Fund, Variable Series, was held to conduct a vote for or against the approval of the following Items listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 478,382.376 shares outstanding. The votes cast were as follows:

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                                SHARES        SHARES      VOTED
                              -----------   -----------   ------
PROPOSAL 1. To approve a new
  investment advisory
  agreement:
  Affirmative...............  390,123.493     81.551%     81.551%
  Against...................    3,888.919      0.812%      0.812%
  Abstain...................   84,369.964     17.637%     17.637%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                                SHARES        SHARES      VOTED
                              -----------   -----------   ------
PROPOSAL 2. To approve a new
  sub-advisory agreement:
  Affirmative...............  390,123.493     81.551%     81.551%
  Against...................    3,888.919      0.812%      0.812%
  Abstain...................   84,369.964     17.637%     17.637%

                                         AFFIRMATIVE   WITHHOLD
                                         -----------   ---------
PROPOSAL 3. To elect a Board of
  Trustees:
  Douglas A. Hacker....................  472,833.627   5,548.749
  Janet Langford Kelly.................  472,833.627   5,548.749
  Richard W. Lowry.....................  472,833.627   5,548.749
  Salvatore Macera.....................  472,833.627   5,548.749
  William E. Mayer.....................  472,833.627   5,548.749
  Charles R. Nelson....................  472,833.627   5,548.749
  John J. Neuhauser....................  472,833.627   5,548.749
  Joseph R. Palombo....................  472,833.627   5,548.749
  Thomas E. Stitzel....................  472,833.627   5,548.749
  Thomas C. Theobald...................  472,833.627   5,548.749
  Anne-Lee Verville....................  472,833.627   5,548.749

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty All-Star Equity Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Liberty All-Star Equity Fund, Variable Series seeks total investment return, comprised of long-term capital appreciation and current income, through investments primarily in a diversified portfolio of equity securities.

  The fund's investment program is based upon Liberty Asset Management Company's (LAMCO) multi-manager concept. LAMCO allocates the fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations ("Portfolio
  Managers") -- currently five in number. Each Portfolio Manager employs a different investment style. LAMCO, from time to time, rebalances the portfolio among the Portfolio Managers to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

  The fund's current Portfolio Managers are:

  - Boston Partners Asset Management, L.P.; Investment Style-Value

  - Mastrapasqua & Associates, Inc.; Investment Style-Growth

  - Oppenheimer Capital; Investment Style-Value

  - Westwood Management Corporation;
     Investment Style-Value

  - TCW Investment Management Company; Investment Style-Growth

VALUE SURGES DURING FIRST HALF
Rather than committing itself to one style of investing, Liberty All-Star Equity Fund, Variable Series is a core fund. Neither strictly growth nor strictly value, the fund is a blend of each, which can have a stabilizing effect when one style is dramatically underperforming. Such was the case during the first 10 months of 2001, when value strategies held up well and growth lagged significantly.

     What causes investment styles to move in and out of favor? One answer is that growth and value investing are influenced by the economy. Growth managers tend to gravitate toward companies in sectors such as technology and health care, because companies in those sectors tend to exhibit higher earnings growth rates. During much of 2001, growth significantly lagged, as high valuations among these issues plummeted in response to the slowing economy. As a result, many investors turned to value as an alternative. However, during the last few months of the year, growth stocks rebounded, gaining back some of the ground lost earlier in the year.

INVESTMENT STRATEGY
While most asset management companies focus on managing a portfolio of securities, LAMCO manages a portfolio of investment managers. As such, our focus is on the diversity of styles represented by our investment managers, leaving the managers listed on this page to focus on stocks in their particular investment style. Instead of looking for a portfolio of stocks, we focus on superior investment managers. Simply, our objective is to retain managers who have delivered strong performance relative to their investment style.

CONTINUED STYLE VOLATILITY
As we move into 2002, we anticipate continued style volatility. We have no plans to change our investment approach. We believe that style timing -- attempting to predict the market and which style of investing will be on top -- is inappropriate. Furthermore, we believe the practice is risky and extremely difficult -- a very small number of investors are able to successfully time the market. Rather, we expect our style diversity to remain relatively constant, with approximately 40% of net assets invested with managers who practice the growth style of investing, and 60% invested with managers dedicated to value. We will continue to seek out sound, well-managed investment firms with a disciplined approach to style, and combine the investment styles of growth and value to reduce volatility.

                       ---------------------------------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

The fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements. The fund has adopted certain investment policies in managing its portfolio that are designed to maintain the diversity of the fund's investment portfolio and reduce risk. The fund may not always achieve its investment objective. The fund's investment objective and non-fundamental investment policies may be changed without shareholder approval.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Liberty All-Star Equity Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                   1-YEAR   3-YEAR   LIFE
-------------------------------------------------------------
 Class B(1) (6/1/00)               -12.82    0.16    4.57
 Russell 3000 Index                -11.46   -0.94    5.71(2)
 S&P 500 Index                     -11.88   -1.03    5.99(2)

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 11/17/97(3) - 12/31/01
------------------------------------------------------------
[Performance Graph]

                                                     CLASS B SHARES            RUSSELL 3000 INDEX             S&P 500 INDEX
                                                     --------------            ------------------             -------------
11/17/97                                                   10000
11/30/97                                                   10000                       10000                       10000
12/31/97                                                   10080                       10200                       10172
1/31/98                                                  10029.6                       10253                     10283.9
2/28/98                                                  10900.2                     10986.1                     11025.4
3/31/98                                                  11421.2                       11531                     11589.9
4/30/98                                                  11521.7                       11644                     11708.1
5/31/98                                                  11211.8                     11356.4                     11506.7
6/30/98                                                  11461.8                     11740.3                     11973.9
7/31/98                                                  11221.1                     11526.6                       11847
8/31/98                                                  9469.48                     9760.74                     10135.1
9/30/98                                                  10080.3                     10426.4                     10784.7
10/31/98                                                 10821.2                     11217.8                     11660.4
11/30/98                                                 11351.4                     11904.3                     12367.1
12/31/98                                                 11962.1                     12661.4                     13079.4
1/31/99                                                  11982.4                     13091.9                     13626.1
2/28/99                                                  11560.7                     12628.5                     13202.3
3/31/99                                                    11963                     13091.9                     13730.4
4/30/99                                                  12677.2                     13682.4                     14261.8
5/31/99                                                  12495.9                     13422.4                     13925.2
6/30/99                                                  12988.2                     14100.2                     14695.3
7/31/99                                                  12455.7                       13673                     14238.3
8/31/99                                                  12073.3                     13517.1                     14167.1
9/30/99                                                  11782.3                     13171.1                     13778.9
10/31/99                                                 12274.8                     13996.9                     14651.1
11/30/99                                                 12395.1                     14388.8                     14948.5
12/31/99                                                 12976.5                     15306.8                     15827.5
1/31/00                                                  12549.5                     14706.8                       15033
2/29/00                                                    12404                     14843.6                     14748.8
3/31/00                                                    13653                     16005.8                     16191.3
4/30/00                                                    13466                     15442.4                     15703.9
5/31/00                                                    13497                     15008.5                       15382
6/30/00                                                  13559.1                     15452.8                     15760.4
7/31/00                                                  13434.3                     15179.2                     15514.5
8/31/00                                                  14370.7                     16305.5                       16478
9/30/00                                                  14063.2                     15566.9                     15607.9
10/31/00                                                 14272.7                     15345.8                     15542.4
11/30/00                                                   13158                       13931                     14317.6
12/31/00                                                   13787                       14165                     14387.8
1/31/01                                                  13997.9                     14649.4                     14898.6
2/28/01                                                  12865.5                     13310.5                     13541.3
3/31/01                                                  12011.2                     12442.6                     12684.1
4/30/01                                                  12976.9                     13440.5                     13668.4
5/31/01                                                  13065.1                     13548.1                       13760
6/30/01                                                  12820.8                     13298.8                     13425.6
7/31/01                                                  12520.8                     13079.3                     13294.1
8/31/01                                                  11743.3                     12307.7                     12463.2
9/30/01                                                  10413.9                     11222.1                     11457.4
10/31/01                                                 10857.6                     11483.6                     11676.2
11/30/01                                                 11870.6                     12367.8                     12571.8
12/31/01                                                   12021                       12542                       12682

      NET ASSET VALUE ($)        12/31/00   12/31/01
--------------------------------------------------------
 Class B                          12.42      10.53

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalization. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(2) Index performance is from November 30, 1997.

(3) Inception date of class A shares (oldest existing share class).

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty All-Star Equity Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
COMMON STOCKS--98.3%
CONSUMER DISCRETIONARY--10.6%
AUTOMOBILES & COMPONENTS--0.5%
AUTOMOBILE MANUFACTURERS--0.5%
General Motors Corp. ....................................       6,000   $   291,600
                                                                        -----------
HOTELS, RESTAURANTS & LEISURE--2.4%
CASINOS & GAMING--0.5%
International Game Technology (a)........................       3,900       266,370
                                                                        -----------
HOTELS--0.7%
Carnival Corp. ..........................................      15,000       421,200
                                                                        -----------
RESTAURANTS--1.2%
McDonald's Corp. ........................................      24,900       659,103
                                                                        -----------
MEDIA--3.8%
BROADCASTING & CABLE--1.4%
Clear Channel Communications, Inc. (a)...................      15,700       799,287
                                                                        -----------
MOVIES & ENTERTAINMENT--1.4%
AOL Time Warner, Inc. ...................................       8,800       282,480
Pixar, Inc. (a)..........................................       6,800       244,528
The Walt Disney Co. .....................................      12,000       248,640
                                                                        -----------
                                                                            775,648
                                                                        -----------
PUBLISHING & PRINTING--1.0%
Gannett Co., Inc.........................................       4,900       329,427
Reader's Digest Association, Inc. .......................      10,300       237,724
                                                                        -----------
                                                                            567,151
                                                                        -----------
RETAILING--3.9%
DEPARTMENT STORES--0.8%
May Department Stores Co.................................       4,000       147,920
Sears, Roebuck & Co......................................       6,400       304,896
                                                                        -----------
                                                                            452,816
                                                                        -----------
GENERAL MERCHANDISE STORES--1.8%
Target Corp..............................................       8,300       340,715
Wal-Mart Stores, Inc.....................................      11,400       656,070
                                                                        -----------
                                                                            996,785
                                                                        -----------
HOME IMPROVEMENT RETAIL--1.3%
Home Depot, Inc..........................................      14,600       744,746
                                                                        -----------
-----------------------------------------------------------------------------------
CONSUMER STAPLES--4.1%
FOOD & DRUG RETAILING--2.1%
DRUG RETAIL--0.4%
CVS Corp.................................................       8,000       236,800
                                                                        -----------
FOOD RETAIL--1.7%
ConAgra Foods, Inc. .....................................      11,800       280,486
H.J. Heinz Co. ..........................................       7,100       291,952
Kroger Corp. (a).........................................      18,000       375,660
                                                                        -----------
                                                                            948,098
                                                                        -----------

                                                             SHARES        VALUE
                                                           ----------   -----------
FOOD, BEVERAGES & TOBACCO--1.2%
TOBACCO--1.2%
Phillip Morris Companies, Inc. ..........................       6,200   $   284,270
UST, Inc. ...............................................      11,500       402,500
                                                                        -----------
                                                                            686,770
                                                                        -----------
HOUSEHOLD & PERSONAL PRODUCTS--0.8%
PERSONAL PRODUCTS--0.8%
Gillette Co. ............................................      13,700       457,580
                                                                        -----------
-----------------------------------------------------------------------------------
ENERGY--6.6%
INTEGRATED OIL & GAS--3.5%
ChevronTexaco Corp.......................................       6,500       582,465
Conoco, Inc., Class A....................................      17,700       500,910
Exxon Mobil Corp.........................................       7,700       302,610
Marathon Oil Corp........................................      20,500       615,000
                                                                        -----------
                                                                          2,000,985
                                                                        -----------
OIL & GAS DRILLING--1.2%
Nabors Industries, Inc. (a)..............................       8,900       305,537
Transocean Sedco Forex, Inc..............................      11,300       382,166
                                                                        -----------
                                                                            687,703
                                                                        -----------
OIL & GAS EXPLORATION & PRODUCTION--1.9%
Anadarko Petroleum Corp. ................................       5,100       289,935
Apache Corp. ............................................       5,920       295,290
Burlington Resources, Inc. ..............................       3,300       123,882
Devon Energy Corp. ......................................       6,400       247,360
PanCanadian Energy Corp. ................................       4,582       119,132
                                                                        -----------
                                                                          1,075,599
                                                                        -----------
-----------------------------------------------------------------------------------
FINANCIALS--24.2%
BANKS--5.5%
Banc One Corp............................................       6,000       234,300
Bank of America Corp.....................................       4,900       308,455
Comerica, Inc............................................       5,100       292,230
FleetBoston Financial Corp...............................      14,000       511,000
Golden West Financial Corp...............................       6,525       383,996
KeyCorp, Inc.............................................      11,600       282,344
Suntrust Banks, Inc......................................       4,500       282,150
Washington Mutual, Inc...................................      10,000       327,000
Wells Fargo & Co.........................................       9,000       391,050
Wachovia Corp............................................       3,800       119,168
                                                                        -----------
                                                                          3,131,693
                                                                        -----------
DIVERSIFIED FINANCIALS--9.9%
CONSUMER FINANCE--1.3%
Countrywide Credit Industries, Inc. .....................      17,400       712,878
                                                                        -----------
DIVERSIFIED FINANCIAL SERVICES--8.6%
American Express Co. ....................................       9,222       329,133
CP HOLDRS................................................       8,000       313,840
Citigroup, Inc. .........................................      25,500     1,287,240
Freddie Mac..............................................      24,200     1,582,680
Merrill Lynch & Co., Inc. ...............................       5,500       286,660

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty All-Star Equity Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
Morgan Stanley Dean Witter & Co. ........................       3,000   $   167,820
The Charles Schwab Corp. ................................      24,350       376,695
Stilwell Financial, Inc. ................................      19,100       519,902
                                                                        -----------
                                                                          4,863,970
                                                                        -----------
INSURANCE--8.4%
LIFE & HEALTH INSURANCE--1.7%
AFLAC, Inc. .............................................      15,000       368,400
MetLife, Inc. ...........................................      10,000       316,800
Prudential Financial, Inc. (a)...........................       8,700       288,753
                                                                        -----------
                                                                            973,953
                                                                        -----------
MULTI-LINE INSURANCE--2.2%
Allmerica Financial Corp. ...............................       6,200       276,210
American International Group, Inc. ......................       8,281       657,511
ITT Hartford Group, Inc. ................................       4,600       289,018
                                                                        -----------
                                                                          1,222,739
                                                                        -----------
PROPERTY & CASUALTY INSURANCE--4.5%
ACE Ltd. ................................................       6,000       240,900
MBIA, Inc. ..............................................       4,650       249,380
Progressive Corp. Ohio...................................       8,700     1,298,910
XL Capital Ltd., Class A.................................       8,300       758,288
                                                                        -----------
                                                                          2,547,478
                                                                        -----------
REAL ESTATE--0.4%
REAL ESTATE INVESTMENT TRUST--0.4%
Kimco Realty Corp. ......................................       4,350       142,202
Vornado Realty Trust, Inc. ..............................       2,400        99,840
                                                                        -----------
                                                                            242,042
                                                                        -----------
-----------------------------------------------------------------------------------
HEALTH CARE--13.3%
HEALTH CARE EQUIPMENT & SERVICES--2.2%
HEALTH CARE EQUIPMENT--0.8%
Applera Corp.--Applied Biosystems Group..................       3,700       145,299
Becton, Dickinson & Co. .................................       9,500       314,925
                                                                        -----------
                                                                            460,224
                                                                        -----------
MANAGED HEALTH CARE--1.4%
Anthem, Inc. (a).........................................       3,700       183,150
CIGNA Corp. .............................................       3,200       296,480
Wellpoint Health Networks, Inc. .........................       2,600       303,810
                                                                        -----------
                                                                            783,440
                                                                        -----------
PHARMACEUTICALS & BIOTECHNOLOGY--11.1%
BIOTECHNOLOGY--6.7%
Amgen, Inc. (a)..........................................      14,500       818,380
Biogen, Inc. (a).........................................       7,400       424,390
Genentech, Inc. (a)......................................      15,200       824,600
Genzyme Corp. (a)........................................       7,400       442,964
IDEC Pharmaceuticals Corp. (a)...........................       7,500       516,975
Invitrogen Corp. (a).....................................       4,900       303,457
MedImmune, Inc. (a)......................................       4,900       227,115
Protein Design Labs, Inc. (a)............................       6,800       223,040
                                                                        -----------
                                                                          3,780,921
                                                                        -----------

                                                             SHARES        VALUE
                                                           ----------   -----------
PHARMACEUTICALS--4.4%
American Home Products Corp. ............................       8,400   $   515,424
Biovail Corp. (a)........................................       5,000       281,250
Eli Lilly & Co. .........................................       5,300       416,262
Pfizer, Inc. ............................................      12,725       507,091
Pharmacia Corp. .........................................       9,638       411,061
Schering-Plough Corp. ...................................      10,000       358,100
                                                                        -----------
                                                                          2,489,188
                                                                        -----------
-----------------------------------------------------------------------------------
INDUSTRIALS--6.7%
CAPITAL GOODS--4.7%
AEROSPACE & DEFENSE--1.5%
Boeing Co. ..............................................       7,000       271,460
General Dynamics Corp. ..................................       3,400       270,776
United Technologies Corp. ...............................       4,600       297,298
                                                                        -----------
                                                                            839,534
                                                                        -----------
CONSTRUCTION & FARM MACHINERY--0.5%
Caterpillar, Inc. .......................................       5,900       308,275
                                                                        -----------
INDUSTRIAL CONGLOMERATES--2.7%
General Electric Co. ....................................      14,300       573,144
Minnesota Mining & Manufacturing Co. ....................       3,000       354,630
Tyco International Ltd. .................................      10,400       612,560
                                                                        -----------
                                                                          1,540,334
                                                                        -----------
COMMERCIAL SERVICES & SUPPLIES--0.8%
DATA PROCESSING SERVICES--0.8%
Paychex, Inc.............................................      12,780       445,383
                                                                        -----------
TRANSPORTATION--1.2%
AIRLINES--0.6%
AMR Corp. (a)............................................       4,000        88,680
Southwest Airlines Co. ..................................      14,950       276,276
                                                                        -----------
                                                                            364,956
                                                                        -----------
RAILROADS--0.6%
Union Pacific Corp. .....................................       6,100       347,700
                                                                        -----------
-----------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--24.4%
SOFTWARE & SERVICES--5.8%
APPLICATIONS SOFTWARE--1.8%
Parametric Technology Corp. (a)..........................      23,900       186,659
PeopleSoft, Inc. (a).....................................       6,200       249,240
Siebel Systems, Inc. (a).................................      20,760       580,865
                                                                        -----------
                                                                          1,016,764
                                                                        -----------
INFORMATION TECHNOLOGY CONSULTING & SERVICES--0.6%
Computer Sciences Corp. (a)..............................       2,600       127,348
Electronic Data Systems Corp. ...........................       3,500       239,925
                                                                        -----------
                                                                            367,273
                                                                        -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty All-Star Equity Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
SYSTEMS SOFTWARE--3.4%
Microsoft Corp. (a)......................................      20,200   $ 1,338,654
Oracle Corp. (a).........................................      23,300       321,773
Veritas Software Corp. (a)...............................       5,600       250,992
                                                                        -----------
                                                                          1,911,419
                                                                        -----------
TECHNOLOGY HARDWARE & EQUIPMENT--18.6%
COMPUTER HARDWARE--4.9%
Apple Computer, Inc. (a).................................      14,400       315,360
Compaq Computer Corp. ...................................      28,600       279,136
Dell Computer Corp. (a)..................................      37,900     1,030,122
Hewlett-Packard Co.......................................       9,600       197,184
International Business Machines Corp.....................       5,700       689,472
Sun Microsystems, Inc. (a)...............................      19,400       239,396
                                                                        -----------
                                                                          2,750,670
                                                                        -----------
COMPUTER STORAGE & PERIPHERALS--1.1%
EMC Corp. (a)............................................      13,700       184,128
Network Appliance, Inc. (a)..............................      19,400       424,278
                                                                        -----------
                                                                            608,406
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.1%
Agilent Technologies, Inc. (a)...........................      17,200       490,372
Millipore Corp. .........................................       4,800       291,360
Solectron Corp. .........................................      17,000       191,760
Waters Corp. (a).........................................       6,000       232,500
                                                                        -----------
                                                                          1,205,992
                                                                        -----------
NETWORKING EQUIPMENT--2.2%
3Com Corp. (a)...........................................      69,200       441,496
Brocade Communications Systems, Inc. (a).................       7,500       248,400
Cisco Systems, Inc. (a)..................................      28,300       512,513
Juniper Networks, Inc. (a)...............................       3,100        58,745
                                                                        -----------
                                                                          1,261,154
                                                                        -----------
SEMICONDUCTOR EQUIPMENT--1.9%
Applied Materials, Inc. (a)..............................      21,880       877,388
Novellus Systems, Inc. (a)...............................       5,000       197,250
                                                                        -----------
                                                                          1,074,638
                                                                        -----------
SEMICONDUCTORS--5.2%
Analog Devices, Inc. (a).................................       5,000       221,950
Broadcom Corp., Class A (a)..............................       7,100       290,177
Cypress Semiconductor Corp. (a)..........................       5,300       105,629
Intel Corp. .............................................      24,400       767,380
Maxim Integrated Products, Inc. (a)......................      14,600       766,646
National Semiconductor Corp. (a).........................       2,700        83,133
Texas Instruments, Inc...................................       8,700       243,600
Xilinx, Inc. (a).........................................      12,300       480,315
                                                                        -----------
                                                                          2,958,830
                                                                        -----------
TELECOMMUNICATIONS EQUIPMENT--1.2%
Lucent Technologies, Inc.................................      14,700        92,463
Qualcomm, Inc. (a).......................................      11,800       595,900
                                                                        -----------
                                                                            688,363
                                                                        -----------

                                                             SHARES        VALUE
                                                           ----------   -----------
-----------------------------------------------------------------------------------
MATERIALS--2.9%
CHEMICALS--0.5%
FERTILIZERS & AGRICULTURAL CHEMICALS--0.5%
Syngenta AG, ADR (a).....................................      27,600   $   292,560
                                                                        -----------
METALS & MINING--1.5%
ALUMINUM--0.9%
Alcoa, Inc...............................................      14,000       497,700
                                                                        -----------
STEEL--0.6%
USX-US Steel Group.......................................      17,600       318,736
                                                                        -----------
PAPER & FOREST PRODUCTS--0.9%
PAPER PRODUCTS--0.9%
Georgia Pacific Corp.....................................       9,900       273,339
International Paper Co...................................       5,400       217,890
                                                                        -----------
                                                                            491,229
                                                                        -----------
-----------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.2%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.2%
INTEGRATED TELECOMMUNICATION SERVICES--3.2%
Sprint Corp. (FON Group).................................      37,300       748,984
Verizon Communications...................................      14,890       706,679
WorldCom, Inc.--MCI Group................................      24,000       337,920
                                                                        -----------
                                                                          1,793,583
                                                                        -----------
-----------------------------------------------------------------------------------
UTILITIES--2.3%
ELECTRIC UTILITIES--1.8%
Dominion Resources, Inc..................................       4,900       294,490
Duke Energy Corp.........................................       3,700       145,262
FirstEnergy Corp.........................................       8,400       293,832
Progress Energy, Inc.--CVO (a)...........................       6,828       307,464
                                                                        -----------
                                                                          1,041,048
                                                                        -----------
GAS UTILITIES--0.5%
El Paso Corp.............................................       6,725       300,002
                                                                        -----------
TOTAL COMMON STOCKS
  (cost of $57,289,067)..................................                55,701,316
                                                                        -----------
-----------------------------------------------------------------------------------
PREFERRED STOCK--0.5%
MEDIA--0.5%
MOVIES & ENTERTAINMENT--0.5%
The News Corp., Ltd., ADR (cost of $305,353).............      10,000       264,600
                                                                        -----------
-----------------------------------------------------------------------------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty All-Star Equity Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                              PAR          VALUE
                                                           ----------   -----------
SHORT-TERM OBLIGATION--2.5%
Repurchase agreement with SBC Warburg Ltd., dated
  12/31/01, due 01/02/02 at 1.730%, collateralized by
  U.S. Treasury Bonds and Notes with various maturities
  to 2027, market value $1,472,783 (repurchase proceeds
  $1,431,138) (cost of $1,431,000).......................  $1,431,000   $ 1,431,000
                                                                        -----------
TOTAL INVESTMENTS--101.3%
  (cost of $59,025,420) (b)..........................................    57,396,916
                                                                        -----------
OTHER ASSETS & LIABILITIES, NET--(1.3)%..............................      (770,478)
                                                                        -----------
NET ASSETS--100.0%...................................................   $56,626,438
                                                                        ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $59,356,597. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

                      ACRONYM               NAME
                      -------               ----
                       ADR       American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty All-Star Equity Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost.............................................    $59,025,420
                                                                     -----------
Investments, at value............................................    $57,396,916
Cash.............................................................            502
Receivable for:
  Investments sold...............................................        663,330
  Fund shares sold...............................................         14,516
  Interest.......................................................             69
  Dividends......................................................         34,551
  Expense reimbursement due from Manager/Distributor.............          7,826
Deferred Trustees' compensation plan.............................          3,019
                                                                     -----------
    TOTAL ASSETS.................................................     58,120,729
                                                                     -----------
LIABILITIES:
Payable for:
  Investments purchased..........................................        621,751
  Fund shares repurchased........................................        800,931
  Management fee.................................................         39,017
  Transfer agent fee.............................................            625
  Bookkeeping fee................................................          2,483
  Audit fee......................................................         21,500
  Trustees' fee..................................................            347
Deferred Trustees' fee...........................................          3,019
Other liabilities................................................          4,618
                                                                     -----------
    TOTAL LIABILITIES............................................      1,494,291
                                                                     -----------
NET ASSETS.......................................................    $56,626,438
                                                                     ===========
COMPOSITION OF NET ASSETS:
Paid-in capital..................................................    $59,939,418
Overdistributed net investment income............................         (3,468)
Accumulated net realized loss....................................     (1,681,008)
Net unrealized depreciation on investments.......................     (1,628,504)
                                                                     -----------
NET ASSETS.......................................................    $56,626,438
                                                                     ===========
CLASS A
Net assets.......................................................    $52,244,938
Shares outstanding...............................................      4,957,169
                                                                     ===========
Net asset value per share........................................    $     10.54
                                                                     ===========
CLASS B
Net assets.......................................................    $ 4,381,500
Shares outstanding...............................................        415,910
                                                                     ===========
Net asset value per share........................................    $     10.53
                                                                     ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends........................................................    $   723,393
Interest.........................................................         61,255
                                                                     -----------
  Total Investment Income (net of foreign taxes withheld of
    $2,107)......................................................        784,648
EXPENSES:
Management fee...................................................        499,847
Distribution fee--Class B........................................          9,903
Bookkeeping fee..................................................         31,011
Transfer agent fee...............................................          7,500
Trustees' fee....................................................          9,011
Other expenses...................................................         77,648
                                                                     -----------
  Total Expenses.................................................        634,920
Fees and expenses waived or reimbursed by Manager................            (77)
Fees reimbursed by Distributor -- Class B........................         (9,903)
Custody earnings credit..........................................            (87)
                                                                     -----------
  Net Expenses...................................................        624,853
                                                                     -----------
Net Investment Income............................................        159,795
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments.................................     (1,039,281)
Net change in unrealized appreciation/depreciation on
  investments....................................................     (8,197,092)
                                                                     -----------
Net Loss.........................................................     (9,236,373)
                                                                     -----------
Decrease in Net Assets from Operations...........................    $(9,076,578)
                                                                     ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001          2000 (A)
----------------------------------                              ------------    ------------
OPERATIONS:
Net investment income.......................................    $   159,795     $    252,143
Net realized gain (loss) on investments.....................     (1,039,281)       4,579,885
Net change in unrealized appreciation/depreciation on
  investments...............................................     (8,197,092)      (1,524,058)
                                                                ------------    ------------
       Net Increase (Decrease) from Operations..............     (9,076,578)       3,307,970
                                                                ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A...................................................       (150,621)        (245,476)
  Class B...................................................        (12,430)          (8,368)
From net realized capital gains:
  Class A...................................................     (1,159,442)      (4,173,971)
  Class B...................................................        (92,581)        (142,287)
                                                                ------------    ------------
       Total Distributions Declared to Shareholders.........     (1,415,074)      (4,570,102)
                                                                ------------    ------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions.............................................      6,121,638       16,781,855
  Distributions reinvested..................................      1,310,063        4,419,447
  Redemptions...............................................    (14,572,125)     (30,947,571)
                                                                ------------    ------------
       Net Decrease.........................................     (7,140,424)      (9,746,269)
                                                                ------------    ------------
Class B:
  Subscriptions.............................................      3,318,243        2,826,076
  Distributions reinvested..................................        105,011          150,655
  Redemptions...............................................     (1,140,788)         (87,348)
                                                                ------------    ------------
       Net Increase.........................................      2,282,466        2,889,383
                                                                ------------    ------------
Net Decrease from Share Transactions........................     (4,857,958)      (6,856,886)
                                                                ------------    ------------
          Total Decrease in Net Assets......................    (15,349,610)      (8,119,018)
NET ASSETS:
Beginning of period.........................................     71,976,048       80,095,066
                                                                ------------    ------------
End of period (including overdistributed net investment
  income of $(3,468) and $(3,609), respectively)............    $56,626,438     $ 71,976,048
                                                                ============    ============
CHANGES IN SHARES:
Class A:
  Subscriptions.............................................        582,000        1,296,339
  Issued for distributions reinvested.......................        140,937          349,724
  Redemptions...............................................     (1,337,848)      (2,494,447)
                                                                ------------    ------------
       Net Decrease.........................................       (614,911)        (848,384)
                                                                ------------    ------------
Class B:
  Subscriptions.............................................        290,783          214,180
  Issued for distributions reinvested.......................         11,303           12,027
  Redemptions...............................................       (105,700)          (6,683)
                                                                ------------    ------------
       Net Increase.........................................        196,386          219,524
                                                                ------------    ------------

(a) Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Liberty All-Star Equity Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Liberty All-Star Equity Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income, through investments primarily in a diversified portfolio of equity securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management, sub-advisory and advisory services to the Fund pursuant to its Management Agreement with the Fund. LASC has appointed Liberty Asset Management Company ("LAMCO"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial, LAMCO and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

       YEAR OF         CAPITAL LOSS
     EXPIRATION        CARRYFORWARD
     ----------        ------------
        2009             $524,787
                         ========

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Additionally, $825,045 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's next taxable year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Liberty All-Star Equity Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

              INCREASE (DECREASE)
-----------------------------------------------
            OVERDISTRIBUTED
PAID-IN     NET INVESTMENT      ACCUMULATED NET
CAPITAL         INCOME           REALIZED LOSS
-------   -------------------   ---------------
$(3,397)        $3,397              $   --

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax composition of dividends was as follows:

Ordinary income                $  853,363
Long-term capital gains           561,711
                               ----------
                               $1,415,074
                               ==========

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays LAMCO a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager and LAMCO, completed the sale of its asset management business, including the Manager and LAMCO, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Manager and LAMCO and, therefore, an assignment of their investment advisory contracts with the Fund to Fleet. The Fund had obtained approval of new investment advisory contracts by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contracts in all material respects except for their effective and termination dates.

  BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, Colonial provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.040% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B average daily net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.00% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each Class, the Manager will then reimburse other expenses to the extent necessary. If

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Liberty All-Star Equity Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $87 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2001, purchases and sales of investments, other than short term obligations, were $37,963,775 and $41,944,057, respectively.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation  $ 6,056,196
Gross unrealized depreciation   (8,015,877)
                               -----------
  Net unrealized depreciation  $(1,959,681)
                               ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty All-Star Equity Fund, Variable Series -- Class B Shares
--------------------------------------------------------------------------------

                                                                  YEAR           PERIOD
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001          2000 (A)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 12.42          $12.97
                                                                -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................       0.03            0.05
Net realized and unrealized gain (loss) on investments......      (1.66)           0.24
                                                                -------          ------
     Total from Investment Operations.......................      (1.63)           0.29
                                                                -------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................      (0.03)          (0.05)
From net realized gains.....................................      (0.23)          (0.79)
                                                                -------          ------
     Total Distributions Declared to Shareholders...........      (0.26)          (0.84)
                                                                -------          ------
NET ASSET VALUE, END OF PERIOD..............................    $ 10.53          $12.42
                                                                =======          ======
Total return (c)(d)(e)......................................     (12.82)%          2.17%(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)................................................       1.00%           1.00%(h)
Net investment income (g)...................................       0.26%           0.63%(h)
Waiver/reimbursement........................................       0.25%           0.45%(h)
Portfolio turnover rate.....................................         62%             97%
Net assets, end of period (000's)...........................    $ 4,382          $2,727

(a) Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Liberty All-Star Equity Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Liberty All-Star Equity Fund, Variable Series, was held to conduct a vote for or against the approval of the following Items listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 5,581,418.922 shares outstanding. The votes cast were as follows:

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                            -------------   -----------   ------
PROPOSAL 1. To approve a
new investment advisory
agreement:
  Affirmative.............  5,034,153.947     90.195%     90.200%
  Against.................     68,403.212      1.225%      1.226%
  Abstain.................    478,518.683      8.574%      8.574%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                            -------------   -----------   ------
PROPOSAL 2. To approve a
new sub-advisory
agreement:
  Affirmative.............  4,981,004.408     89.243%     89.248%
  Against.................     82,205.272      1.472%      1.473%
  Abstain.................    517,866.162      9.279%      9.279%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                            -------------   -----------   ------
PROPOSAL 3. To approve a
new portfolio management
agreement with
Mastrapasqua & Associates,
Inc.:
  Affirmative.............  4,946,521.619     88.625%     88.630%
  Against.................     87,235.007      1.563%      1.563%
  Abstain.................    547,319.216      9.806%      9.807%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                            -------------   -----------   ------
PROPOSAL 4. To approve a
new portfolio management
agreement with Oppenheimer
Capital:
  Affirmative.............  5,002,875.018     89.634%     89.640%
  Against.................    114,915.111      2.059%      2.059%
  Abstain.................    463,285.713      8.301%      8.301%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                            -------------   -----------   ------
PROPOSAL 5. To approve a
new portfolio management
agreement with Boston
Partners Asset Management,
L.P.:
  Affirmative.............  4,997,392.238     89.536%     89.542%
  Against.................    106,743.121      1.913%      1.912%
  Abstain.................    476,940.483      8.545%      8.546%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                            -------------   -----------   ------
PROPOSAL 6. To approve a
new portfolio management
agreement with Westwood
Management Corporation:
  Affirmative.............  5,007,665.402     89.720%     89.726%
  Against.................     86,441.921      1.549%      1.549%
  Abstain.................    486,968.519      8.725%      8.725%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                            -------------   -----------   ------
PROPOSAL 7. To approve a
new portfolio management
agreement with TCW
Investment Management
Company:
  Affirmative.............  5,007,767.957     89.722%     89.728%
  Against.................     81,663.660      1.463%      1.463%
  Abstain.................    491,644.225      8.809%      8.809%

                                       AFFIRMATIVE     WITHHOLD
                                      -------------   -----------
PROPOSAL 8. To elect a Board of
Trustees:
  Douglas A. Hacker.................  5,460,061.310   121,014.532
  Janet Langford Kelly..............  5,460,061.310   121,014.532
  Richard W. Lowry..................  5,460,061.310   121,014.532
  Salvatore Macera..................  5,459,748.983   121,326.859
  William E. Mayer..................  5,458,513.458   122,562.384
  Charles R. Nelson.................  5,460,061.310   121,014.532
  John J. Neuhauser.................  5,460,061.310   121,014.532
  Joseph R. Palombo.................  5,460,061.310   121,014.532
  Thomas E. Stitzel.................  5,458,513.458   122,562.384
  Thomas C. Theobald................  5,460,061.310   121,014.532
  Anne-Lee Verville.................  5,457,477.851   123,597.991

FEDERAL TAX INFORMATION

37.71% of the ordinary income distributed by the Fund, in the year ended December 31, 2001, qualifies for the corporate dividends received deduction.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Liberty Newport Japan Opportunities Fund, Variable Series seeks capital appreciation.

  David Smith is the fund's portfolio manager. Mr. Smith is a senior vice president of Newport Fund Management, Inc. (Newport) and its immediate parent, Newport Pacific Management, Inc. He has managed various other funds or accounts on behalf of Newport since October 1994.

The Japanese market recorded another period of weak performance reflecting the fact that Japan's economy entered into yet another recession. Industrial production declined sharply in the first half of 2001, business confidence fell, employment fell sharply and corporate profits experienced large reductions.

     Hardest hit by the weakening economy were information technology (IT) companies, a sector that we have overweighted in the portfolio. The fund had very little, if any, weighting in cyclical companies and utilities, which fared somewhat better.

NO QUICK FIX FROM KOIZUMI'S REFORM PLAN
This weak economic performance occurred at a time when Japan's moribund politics were shaken up by the election of a new prime minister, Junichiro Koizumi. As we mentioned in our semiannual report to you, Koizumi, in our opinion, represents the best chance Japan has had in over a decade to extricate itself from its protracted economic problems. Unfortunately, the three main elements in Koizumi's "no pain, no gain" plan--fiscal tightening, getting the banks to write off bad loans and accelerating deregulation--even if successfully implemented would make a bad economic situation worse.

A LOWER YEN SHOULD HELP EXPORTERS
Stock markets look forward to the future, so we would not anticipate having to wait until the economy turns around before we witness some positive market moves. Any uptick in the global technology sector should be beneficial to Japan's export-oriented economy. The weak yen--its value was reduced by 12.6% against the US dollar in 2001--should also benefit Japanese exporters, such as Canon Inc., which represented 5.6% of the fund's net assets at the end of the period.

ATTRACTIVE VALUES IN TECH
We have continued to concentrate on quality companies, especially in the IT sector, which comprised 26.1% of net assets. We believe that there are signs that the Japanese IT sector was extremely oversold as of the close of the fiscal period. While the relatively low prices for many Japanese tech companies provide no guarantees for a rebound, we think that tech stocks have already discounted much of the bad news. As such, we are comfortable with our significant weighting in this area.

                       ---------------------------------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. In addition, concentration of investments in a single region or country may result in greater volatility.

Holdings and sector weights are disclosed as of December 31, 2001, and are subject to change.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                         1-YEAR    LIFE
------------------------------------------------------------
 Class B (5/30/00)                       -32.11   -37.15
 MSCI Japan Index                        -29.40   -29.67(1)

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 12/31/01
------------------------------------------------------------
[Performance Graph]

                                                                       CLASS B SHARES                    MSCI JAPAN INDEX
                                                                       --------------                    ----------------
5/30/2000                                                                 10000.00                          10000.00
5/31/00                                                                   10008.00                          10000.00
6/30/00                                                                   10458.40                          10687.00
7/31/00                                                                    9041.25                           9455.86
8/31/00                                                                    9924.58                          10067.70
9/30/00                                                                    9490.88                           9567.29
10/31/00                                                                   8232.39                           9012.39
11/30/00                                                                   7791.13                           8638.37
12/31/00                                                                   7033.05                           8113.16
1/31/01                                                                    6957.80                           8016.61
2/28/01                                                                    6191.05                           7655.87
3/31/01                                                                    6032.56                           7428.49
4/30/01                                                                    6399.34                           7932.88
5/31/01                                                                    6574.04                           7913.84
6/30/01                                                                    6057.32                           7442.18
7/31/01                                                                    5465.52                           6887.73
8/31/01                                                                    5182.41                           6715.54
9/30/01                                                                    4882.35                           6088.31
10/31/01                                                                   5065.43                           6075.52
11/30/01                                                                   5098.87                           6141.75
12/31/01                                                                   4775.00                           5727.00

      NET ASSET VALUE ($)        12/31/00   12/31/01
--------------------------------------------------------
 Class B                            8.44       5.73

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) Japan Index is an unmanaged index that tracks the performance of Japanese stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                           --------   -----------
COMMON STOCKS--86.8%
CONSUMER DISCRETIONARY--15.0%
CONSUMER DURABLES & APPAREL -- 7.3%
CONSUMER ELECTRONICS -- 3.7%
Sony Corp. ..............................................     1,000   $   45,486
                                                                      ----------
HOME FURNISHINGS--0.8%
Otsuka Kagu Ltd. ........................................       300       10,365
                                                                      ----------
LEISURE PRODUCTS--2.8%
Nintendo Co., Ltd. ......................................       200       34,855
                                                                      ----------
RETAILING--7.7%
APPAREL RETAIL--2.8%
Shimamura Co., Ltd. .....................................       600       35,082
                                                                      ----------
COMPUTER & ELECTRONICS RETAIL--4.0%
Yamada Denki Co., Ltd. ..................................       700       48,903
                                                                      ----------
GENERAL MERCHANDISE STORES--0.9%
Don Quijote Co., Ltd. ...................................       200       10,555
                                                                      ----------
---------------------------------------------------------------------------------
CONSUMER STAPLES--8.7%
FOOD RETAIL--8.7%
C Two-Network Co., Ltd. .................................       600       13,896
Goldcrest Co., Ltd. .....................................       600       22,143
Ito En Ltd. .............................................       500       20,882
Katokichi Co., Ltd. .....................................       900       14,284
Seven-Eleven Japan Co., Ltd. ............................     1,000       36,297
                                                                      ----------
                                                                         107,502
                                                                      ----------
---------------------------------------------------------------------------------
FINANCIALS--12.6%
BANKS--1.2%
Suruga Bank Ltd. ........................................     3,000       14,056
                                                                      ----------
DIVERSIFIED FINANCIALS--11.4%
CONSUMER FINANCE--11.4%
Acom Co., Ltd. ..........................................       200       14,504
Aeon Credit Service Co., Ltd. ...........................       600       34,171
Aiful Corp. .............................................       600       38,636
Orix Corp. ..............................................       600       53,489
                                                                      ----------
                                                                         140,800
                                                                      ----------
---------------------------------------------------------------------------------
HEALTH CARE--3.7%
PHARMACEUTICALS & BIOTECHNOLOGY--3.7%
PHARMACEUTICALS--3.7%
Takeda Chemical Industries Ltd. .........................     1,000       45,030
                                                                      ----------
---------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                           --------   -----------
INDUSTRIALS--14.0%
CAPITAL GOODS--1.2%
INDUSTRIAL MACHINERY--1.2%
Union Tool Co. ..........................................       400   $   14,549
                                                                      ----------
COMMERCIAL SERVICES & SUPPLIES--10.9%
DIVERSIFIED COMMERCIAL SERVICES--9.4%
Bellsystem24, Inc. ......................................       100       37,209
Park24 Co., Ltd. ........................................       500       28,818
Secom Co., Ltd. .........................................     1,000       49,966
                                                                      ----------
                                                                         115,993
                                                                      ----------
ENVIRONMENTAL SERVICES--1.5%
Sanix, Inc. .............................................       500       18,680
                                                                      ----------
TRANSPORTATION--1.9%
RAILROADS--1.9%
East Japan Railway Co. ..................................         5       24,034
                                                                      ----------
---------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--26.1%
SOFTWARE & SERVICES--3.8%
APPLICATIONS SOFTWARE--1.6%
Hitachi Software Engineering Co., Ltd. ..................       400       13,426
Oracle Corp., Japan .....................................       100        6,075
                                                                      ----------
                                                                          19,501
                                                                      ----------
SYSTEMS SOFTWARE--2.2%
Fast Retailing Co., Ltd. ................................       300       26,562
                                                                      ----------
TECHNOLOGY HARDWARE & EQUIPMENT--22.3%
ELECTRONIC EQUIPMENT & INSTRUMENTS--6.7%
Hirose Electric Co., Ltd. ...............................       400       27,124
Keyence Corp. ...........................................       200       33,093
Nitto Denko Corp. .......................................     1,000       23,009
                                                                      ----------
                                                                          83,226
                                                                      ----------
NETWORKING EQUIPMENT--2.4%
Net One Systems Co., Ltd. ...............................         2       29,159
                                                                      ----------
OFFICE ELECTRONICS--10.1%
Canon, Inc. .............................................     2,000       68,494
Ricoh Co., Ltd. .........................................     3,000       55,585
                                                                      ----------
                                                                         124,079
                                                                      ----------
SEMICONDUCTORS--3.1%
Rohm Co., Ltd. ..........................................       300       38,750
                                                                      ----------
---------------------------------------------------------------------------------
MANUFACTURING--2.0%
CHEMICALS--2.0%
Shin-Etsu Chemical Co., Ltd. ............................       700       25,036
                                                                      ----------
---------------------------------------------------------------------------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                           --------   -----------
TELECOMMUNICATION SERVICES--4.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.8%
INTEGRATED TELECOMMUNICATION SERVICES--1.8%
Nippon Telegraph & Telephone Corp. ......................         7   $   22,697
                                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES--2.9%
NTT DoCoMo, Inc. ........................................         3       35,082
                                                                      ----------
TOTAL COMMON STOCKS
  (cost of $1,791,593).............................................    1,069,982
                                                                      ----------
---------------------------------------------------------------------------------
                                                             PAR
                                                           --------
SHORT-TERM OBLIGATION--14.3%
Repurchase agreement with SBC Warburg Ltd., dated
  12/31/01, due 01/02/02 at 1.730%, collateralized by
  U.S. Treasury Bonds and Notes with various maturities
  to 2027, market value $181,139 (repurchase proceeds
  $176,017) (cost of $176,000)...........................  $176,000      176,000
                                                                      ----------
TOTAL INVESTMENTS -- 101.1%
  (cost of $1,967,593)(a)..........................................    1,245,982
                                                                      ----------
OTHER ASSETS & LIABILITIES, NET--(1.1)%............................      (13,776)
                                                                      ----------
NET ASSETS--100.0%.................................................   $1,232,206
                                                                      ==========

NOTES TO INVESTMENT PORTFOLIO:

(a) Cost for both financial statement and federal income tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost (includes short-term obligation)............    $1,967,593
                                                                     ----------
Investments, at value............................................    $1,069,982
Short-term obligation............................................       176,000
Cash.............................................................         1,570
Receivable for:
  Interest.......................................................             8
  Dividends......................................................           530
  Expense reimbursement due from Manager/Distributor.............         8,030
Deferred Trustees' compensation plan.............................           630
                                                                     ----------
    Total Assets.................................................     1,256,750
                                                                     ----------
LIABILITIES:
Payable for:
  Fund shares repurchased........................................            50
  Management fee.................................................         1,296
  Distribution fee -- Class B....................................             2
  Transfer agent fee.............................................           625
  Bookkeeping fee................................................           833
  Trustees' fee..................................................           111
  Audit fee......................................................        17,000
  Reports to shareholders........................................         2,751
Deferred Trustees' fee...........................................           630
Other liabilities................................................         1,246
                                                                     ----------
    Total Liabilities............................................        24,544
                                                                     ----------
NET ASSETS.......................................................    $1,232,206
                                                                     ==========
COMPOSITION OF NET ASSETS:
Paid-in capital..................................................    $2,520,698
Accumulated net investment loss..................................        (1,477)
Accumulated net realized loss....................................      (565,384)
Net unrealized depreciation on:
    Investments..................................................      (721,611)
    Foreign currency translations................................           (20)
                                                                     ----------
NET ASSETS.......................................................    $1,232,206
                                                                     ==========
CLASS A:
Net assets.......................................................    $   47,787
Shares outstanding...............................................         8,333
                                                                     ==========
Net asset value per share........................................    $     5.73
                                                                     ==========
CLASS B:
Net assets.......................................................    $1,184,419
Shares outstanding...............................................       206,799
                                                                     ==========
Net asset value per share........................................    $     5.73
                                                                     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Liberty Newport Japan Opportunities Fund, Variable Series
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.........................................................    $   7,616
Dividends........................................................        5,335
                                                                     ---------
  Total Investment Income (net of foreign taxes withheld of
    $960)........................................................       12,951
EXPENSES:
Management fee...................................................       18,388
Distribution fee -- Class B......................................        3,732
Bookkeeping fee..................................................       18,494
Transfer agent fee...............................................        7,500
Trustees' fee....................................................        5,557
Audit fee........................................................       12,034
Reports to shareholders..........................................        3,897
Other expenses...................................................        7,157
                                                                     ---------
  Total Expenses.................................................       76,759
Fees and expenses waived or reimbursed by Manager................      (44,809)
Fees reimbursed by Distributor -- Class B........................       (3,732)
Custody earnings credit..........................................           (1)
                                                                     ---------
  Net Expenses...................................................       28,217
                                                                     ---------
Net Investment Loss..............................................      (15,266)
                                                                     ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
Net realized loss on:
  Investments....................................................     (462,238)
  Foreign currency transactions..................................         (890)
                                                                     ---------
    Net realized loss............................................     (463,128)
                                                                     ---------
Net change in unrealized appreciation/depreciation on:
  Investments....................................................     (110,835)
  Foreign currency translations..................................           53
                                                                     ---------
    Net change in unrealized appreciation/depreciation...........     (110,782)
                                                                     ---------
Net Loss.........................................................     (573,910)
                                                                     ---------
Decrease in Net Assets from Operations...........................    $(589,176)
                                                                     =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Newport Japan Opportunities Fund, Variable Series
--------------------------------------------------------------------------------

                                                               YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2001          2000 (A)
----------------------------------                            ------------    ------------
OPERATIONS:
Net investment loss.........................................   $  (15,266)    $   (15,407)
Net realized loss on investments and foreign currency
  transactions..............................................     (463,128)       (123,369)
Net change in unrealized appreciation/depreciation on
  investments and foreign currency translations.............     (110,782)       (610,849)
                                                               ----------     -----------
       Net Decrease from Operations.........................     (589,176)       (749,625)
                                                               ----------     -----------
SHARE TRANSACTIONS:
Class A:
  Subscriptions.............................................           --         100,000
                                                               ----------     -----------
Class B:
  Subscriptions.............................................      511,014       3,762,325
  Redemptions...............................................     (570,946)     (1,231,386)
                                                               ----------     -----------
       Net Increase (Decrease)..............................      (59,932)      2,530,939
                                                               ----------     -----------
Net Increase (Decrease) from Share Transactions.............      (59,932)      2,630,939
                                                               ----------     -----------
Total Increase (Decrease) in Net Assets.....................     (649,108)      1,881,314
NET ASSETS:
Beginning of period.........................................    1,881,314              --
                                                               ----------     -----------
End of period (including accumulated net investment loss of
  $(1,477) and $(661), respectively)........................   $1,232,206     $ 1,881,314
                                                               ==========     ===========
CHANGES IN SHARES:
Class A:
  Subscriptions.............................................           --           8,333
                                                               ----------     -----------
Class B:
  Subscriptions.............................................       61,941         341,711
  Redemptions...............................................      (69,476)       (127,377)
                                                               ----------     -----------
     Net Increase (Decrease)................................       (7,535)        214,334
                                                               ----------     -----------

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

  ORGANIZATION--Liberty Newport Japan Opportunities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. LASC has appointed Newport Fund Management, Inc. ("Newport"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial, Newport and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fees applicable to Class B shares only.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

 YEAR OF    CAPITAL LOSS
EXPIRATION  CARRYFORWARD
----------  ------------
   2008       $ 26,592
   2009        305,766
              --------
              $332,358
              ========

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Additionally, $233,027 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's next taxable year.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

                INCREASE (DECREASE)
---------------------------------------------------
PAID-IN       ACCUMULATED NET       ACCUMULATED NET
CAPITAL       INVESTMENT LOSS        REALIZED LOSS
--------   ----------------------   ---------------
$(15,341)         $14,450                $891

These reclassifications are primarily due to a net operating loss and foreign currency transactions. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 1.20% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Newport a monthly sub-advisory fee equal to 1.00% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager and Newport, completed the sale of its asset management business, including the Manager and Newport to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Manager and Newport and, therefore, an assignment of their investment advisory contracts with the Fund to Fleet. The Fund had obtained approval of new investment advisory contracts by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contracts in all material respects except for their effective and termination dates.

  BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, Colonial provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.040% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a distribution fee totaling 0.25% annually on Class B average daily net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.85% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.85% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each Class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $1 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2001, purchases and sales of investments, other than short term obligations, were $345,141 and $291,447, respectively.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation   $     873
Gross unrealized depreciation    (722,484)
                                ---------
  Net unrealized depreciation   $(721,611)
                                =========

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions. In addition, concentration of investments in a single region or country may result in greater volatility.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Newport Japan Opportunities Fund, Variable Series -- Class B Shares
--------------------------------------------------------------------------------

                                                                  YEAR           PERIOD
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001          2000 (A)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 8.44          $12.00
                                                                 ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b).....................................      (0.07)          (0.07)
Net realized and unrealized loss on investments.............      (2.64)          (3.49)
                                                                 ------          ------
     Total from Investment Operations.......................      (2.71)          (3.56)
                                                                 ------          ------
NET ASSET VALUE, END OF PERIOD..............................     $ 5.73          $ 8.44
                                                                 ======          ======
Total return (c)(d)(e)......................................     (32.11)%        (29.67)%(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)................................................       1.85%           1.85%(h)
Net investment loss (g).....................................      (1.00)%         (1.07)%(h)
Waiver/reimbursement........................................       3.18%           2.90%(h)
Portfolio turnover rate.....................................         22%             16%(f)
Net assets, end of period (000's)...........................     $1,184          $1,811

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Liberty Newport Japan Opportunities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty Newport Japan Opportunities Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Liberty Newport Japan Opportunities Fund, Variable Series, was held to conduct a vote for or against the approval of the following Items listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 217,714.172 shares outstanding. The votes cast were as follows:

                                              % OF        % OF
                                           OUTSTANDING   SHARES
                               SHARES        SHARES       VOTED
                             -----------   -----------   -------
PROPOSAL 1. To approve a
  new investment advisory
  agreement:
  Affirmative..............  216,785.621     99.573%     100.000%
  Against..................        0.000      0.000%       0.000%
  Abstain..................        0.000      0.000%       0.000%

                                              % OF        % OF
                                           OUTSTANDING   SHARES
                               SHARES        SHARES       VOTED
                             -----------   -----------   -------
PROPOSAL 2. To approve a
  new sub-advisory
  agreement:
  Affirmative..............  216,785.621     99.573%     100.000%
  Against..................        0.000      0.000%       0.000%
  Abstain..................        0.000      0.000%       0.000%

                                    AFFIRMATIVE   WITHHOLD
                                    -----------   --------
PROPOSAL 3. To elect a Board of
  Trustees:
  Douglas A. Hacker.............    216,785.621    0.000
  Janet Langford Kelly..........    216,785.621    0.000
  Richard W. Lowry..............    216,785.621    0.000
  Salvatore Macera..............    216,785.621    0.000
  William E. Mayer..............    216,785.621    0.000
  Charles R. Nelson.............    216,785.621    0.000
  John J. Neuhauser.............    216,785.621    0.000
  Joseph R. Palombo.............    216,785.621    0.000
  Thomas E. Stitzel.............    216,785.621    0.000
  Thomas C. Theobald............    216,785.621    0.000
  Anne-Lee Verville.............    216,785.621    0.000

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty S&P 500 Index Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Liberty S&P 500 Index Fund, Variable Series seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large US companies.

  Tom O'Brien, a principal of SSgA Funds Management, Inc., is manager of the fund.

ECONOMY SLOWS AND THE FED AGGRESSIVELY CUTS ITS RATES
The year 2001 was a tumultuous year. The S&P 500 Index dropped 11.88% as large-cap companies searched for ways to cut costs and stem revenue loss as a result of the impending global recession. Reports of softening earnings permeated through every industry of the market.

ENRON
One of the biggest business stories of 2001 was the demise of energy trading company Enron. When the year began, Enron's share price was over $83. By the end of 2001, it was hovering around $0.60 and the company had filed for Chapter 11 bankruptcy protection. The collapse of Enron and its questionable financial statements are still being investigated and will be a subject of debate for Congress as well as the SEC. For the majority of this fiscal year, the fund held a position in Enron until the company was removed from the S&P 500 Index.

CONSUMER DISCRETIONARY SHINES
The best-performing sector in 2001 was consumer discretionary, which posted a return of 3.75%. This sector benefited from lower interest rates as consumers continued to purchase goods. Our best-performing holding in consumer discretionary was Office Depot (0.1% of net assets). It posted a triple-digit return for the year. Our worst performer in this sector was The Gap Inc. (0.1% of net assets) with a decline of 45%. Gap faced operating difficulties and losses during the year, which continued to put pressure on the stock.

DIFFICULT TIMES FOR UTILITIES, IT AND TELECOM
The year 2001 was a difficult one for utilities, information technology (IT) and telecommunication services. These three were the worst-performing sectors during this 12-month period. There were, however, some bright spots within these sectors. Southern Co. (0.2% of net assets) led performance within the utilities sector. Although Xerox struggled with fierce competition in the office equipment market and faced questions regarding accounting irregularities, its management team appeared confident that the company could return to profitability in 2002. With its triple-digit positive return, Xerox (0.1% of net assets) was the best-performing company within the IT sector. AT&T (0.6% of net assets) led performance in the telecommunication services sector.

     AES Corp, at 0.1% of net assets, posted a return of negative 70.50%, which made it the worst-performing stock in the utilities sector. The dismal outlook for energy prices really drove AES shares during the year. In the IT sector, those companies with the weakest performance were the ones involved in fiber optics. The companies affected here were Corning, JDS Uniphase and Nortel Networks (0.1%, 0.1% and 0.2% of net assets, respectively).

MAINTAINING A FULL REPLICATION STRATEGY
We continued to utilize a replication strategy, owning all 500 names in the index. For investors this means that the performance of the fund should closely mirror the performance of the benchmark. It is important to remember, though, that unlike the index, the fund incurs costs when trading stocks. Also, stocks held by the fund may, at times, differ from those that comprise the index. Companies can be removed from the index as a result of a merger, acquisition, bankruptcy and restructuring, or lack of representation. Whenever a company is deleted from the index, another company is added to keep the number of holdings at 500. With a full replication strategy, we will carefully monitor the weights of each of the 500 securities in the fund in our efforts to closely match index performance.

                       ---------------------------------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

The primary risks involved with investing in the fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

Holdings are disclosed as of December 31, 2001, and are subject to change.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Liberty S&P 500 Index Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                         1-YEAR    LIFE
------------------------------------------------------------
 Class B (5/30/00)                       -12.07   -10.86
 S&P 500 Index                           -11.88   -11.49(1)

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 12/31/01
------------------------------------------------------------
[Performance Graph]

                                                                       CLASS B SHARES                     S&P 500 INDEX
                                                                       --------------                     -------------
05/2000                                                                    10000                              10000
05/2000                                                                    10008                              10000
06/2000                                                                    10316                              10246
07/2000                                                                    10167                              10086
08/2000                                                                    10784                              10713
09/2000                                                                    10225                              10147
10/2000                                                                    10201                              10104
11/2000                                                                     9417                               9308
12/2000                                                                     9471                               9354
01/2001                                                                     9806                               9686
02/2001                                                                     8935                               8803
03/2001                                                                     8357                               8246
04/2001                                                                     8994                               8886
05/2001                                                                     9053                               8946
06/2001                                                                     8826                               8728
07/2001                                                                     8742                               8643
08/2001                                                                     8190                               8102
09/2001                                                                     7536                               7449
10/2001                                                                     7679                               7591
11/2001                                                                     8265                               8173
12/2001                                                                     8327                               8243

      NET ASSET VALUE ($)        12/31/00   12/31/01
--------------------------------------------------------
 Class B                           11.31       9.89

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty S&P 500 Index Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
COMMON STOCKS--97.9%
CONSUMER DISCRETIONARY--12.9%
AUTO PARTS & EQUIPMENT--0.2%
Dana Corp. ..............................................         324   $     4,497
Delphi Automotive Systems Corp. .........................       1,483        20,258
Johnson Controls, Inc. ..................................         245        19,784
TRW, Inc. ...............................................         328        12,149
Visteon Corp. ...........................................         346         5,204
                                                                        -----------
                                                                             61,892
                                                                        -----------
AUTOMOBILE MANUFACTURERS--0.5%
Ford Motor Co. ..........................................       5,022        78,946
General Motors Corp. ....................................       1,507        73,240
                                                                        -----------
                                                                            152,186
                                                                        -----------
MOTORCYCLE MANUFACTURERS--0.1%
Harley-Davidson, Inc. ...................................         791        42,959
                                                                        -----------
TIRES & RUBBER--0.1%
Cooper Tire & Rubber Co. ................................         200         3,192
Goodyear Tire & Rubber Co. ..............................         431        10,262
                                                                        -----------
                                                                             13,454
                                                                        -----------
CONSUMER DURABLES & APPAREL--0.8%
APPAREL & ACCESSORIES--0.1%
Jones Apparel Group, Inc. ...............................         300         9,951
Liz Claiborne, Inc. .....................................         157         7,811
VF Corp. ................................................         281        10,962
                                                                        -----------
                                                                             28,724
                                                                        -----------
FOOTWEAR--0.2%
Nike Inc., Class B.......................................         752        42,292
Reebok International Ltd. ...............................         160         4,240
                                                                        -----------
                                                                             46,532
                                                                        -----------
HOMEBUILDING--0.1%
Centex Corp. ............................................         161         9,192
KB Home Corp. ...........................................         150         6,015
Pulte Home Corp. ........................................         175         7,817
                                                                        -----------
                                                                             23,024
                                                                        -----------
HOUSE FURNISHINGS--0.0%
Leggett & Platt, Inc. ...................................         542        12,466
                                                                        -----------
HOUSEHOLD APPLIANCES--0.1%
Black & Decker Corp. ....................................         178         6,716
Maytag Corp. ............................................         182         5,647
Snap-On, Inc. ...........................................         150         5,049
Stanley Works............................................         210         9,780
Whirlpool Corp. .........................................         179        13,126
                                                                        -----------
                                                                             40,318
                                                                        -----------
HOUSEWARES & SPECIALTIES--0.1%
American Greetings Corp., Class A........................         157         2,163
Fortune Brands, Inc. ....................................         415        16,430
Newell Rubbermaid, Inc. .................................         722        19,906
Tupperware Corp. ........................................         150         2,888
                                                                        -----------
                                                                             41,387
                                                                        -----------

                                                             SHARES        VALUE
                                                           ----------   -----------
LEISURE PRODUCTS--0.1%
Brunswick Corp. .........................................         202   $     4,396
Hasbro, Inc. ............................................         437         7,093
Mattel, Inc. ............................................       1,115        19,178
                                                                        -----------
                                                                             30,667
                                                                        -----------
PHOTOGRAPHIC EQUIPMENT--0.1%
Eastman Kodak Co. .......................................         813        23,927
                                                                        -----------
HOTELS, RESTAURANTS & LEISURE--0.9%
CASINOS & GAMING--0.1%
Harrah's Entertainment, Inc. (a).........................         294        10,881
International Game Technology, Inc. (a)..................         247        16,870
                                                                        -----------
                                                                             27,751
                                                                        -----------
HOTELS--0.3%
Carnival Corp. ..........................................       1,610        45,209
Hilton Hotels Corp. .....................................         961        10,494
Marriott International, Inc., Class A....................         656        26,666
Starwood Hotels & Resorts Worldwide, Inc. ...............         500        14,925
                                                                        -----------
                                                                             97,294
                                                                        -----------
RESTAURANTS--0.5%
Darden Restaurants, Inc. ................................         316        11,186
McDonald's Corp. ........................................       3,456        91,480
Starbucks Corp. (a)......................................       1,041        19,831
Tricon Global Restaurants, Inc. (a)......................         374        18,401
Wendy's International, Inc. .............................         269         7,847
                                                                        -----------
                                                                            148,745
                                                                        -----------
MEDIA--4.1%
ADVERTISING--0.3%
Interpublic Group of Cos., Inc. .........................       1,045        30,869
Omnicom Group, Inc. .....................................         512        45,747
TMP Worldwide, Inc. .....................................         300        12,870
                                                                        -----------
                                                                             89,486
                                                                        -----------
BROADCASTING & CABLE--0.7%
Clear Channel Communications, Inc. (a)...................       1,599        81,405
Comcast Corp., Special Class A...........................       2,586        93,096
Univision Communications, Class A (a)....................         600        24,276
                                                                        -----------
                                                                            198,777
                                                                        -----------
MOVIES & ENTERTAINMENT--2.5%
AOL Time Warner, Inc. (a)................................      11,961       383,948
The Walt Disney Co. .....................................       5,499       113,939
Viacom, Inc., Class B (a)................................       4,811       212,406
                                                                        -----------
                                                                            710,293
                                                                        -----------
PUBLISHING & PRINTING--0.6%
Dow Jones & Co., Inc. ...................................         215        11,767
Gannett Co., Inc. .......................................         731        49,145
Knight-Ridder, Inc. .....................................         209        13,570
McGraw-Hill Cos., Inc. ..................................         501        30,551
Meredith Corp. ..........................................         157         5,597

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
New York Times Co., Class A..............................         466   $    20,155
Tribune Co. .............................................         829        31,029
                                                                        -----------
                                                                            161,814
                                                                        -----------
RETAILING--6.2%
APPAREL RETAIL--0.3%
TJX Cos., Inc. ..........................................         754        30,054
The Gap, Inc. ...........................................       2,311        32,215
The Limited, Inc. .......................................       1,217        17,914
                                                                        -----------
                                                                             80,183
                                                                        -----------
COMPUTER & ELECTRONICS RETAIL--0.3%
Best Buy Co., Inc. (a)...................................         580        43,198
Circuit City Stores, Inc. ...............................         572        14,843
RadioShack Corp. ........................................         505        15,201
                                                                        -----------
                                                                             73,242
                                                                        -----------
DEPARTMENT STORES--0.7%
Dillard Department Stores, Inc. .........................         222         3,552
Federated Department Stores, Inc. (a)....................         577        23,599
J. C. Penney Co., Inc. ..................................         687        18,480
Kohl's Corp. (a).........................................         916        64,523
May Department Stores Co. ...............................         845        31,248
Nordstrom, Inc. .........................................         324         6,555
Sears, Roebuck & Co. ....................................         910        43,352
                                                                        -----------
                                                                            191,309
                                                                        -----------
GENERAL MERCHANDISE STORES--3.0%
Big Lots, Inc. (a).......................................         201         2,090
Costco Wholesale Corp. (a)...............................       1,242        55,120
Dollar General Corp. ....................................         870        12,963
Family Dollar Stores, Inc. ..............................         500        14,990
Kmart Corp. .............................................       1,250         6,825
Target Corp. ............................................       2,463       101,106
Wal-Mart Stores, Inc. ...................................      12,033       692,499
                                                                        -----------
                                                                            885,593
                                                                        -----------
HOME IMPROVEMENT RETAIL--1.5%
Home Depot, Inc. ........................................       6,334       323,097
Lowe's Companies, Inc. ..................................       2,106        97,739
Sherwin Williams Co. ....................................         435        11,963
                                                                        -----------
                                                                            432,799
                                                                        -----------
SPECIALTY STORES--0.4%
AutoZone, Inc. (a).......................................         293        21,037
Bed Bath & Beyond, Inc. (a)..............................         812        27,527
Office Depot, Inc. (a)...................................         869        16,111
Staples, Inc. (a)........................................       1,176        21,991
Tiffany & Co. (a)........................................         422        13,280
Toys R Us, Inc. (a)......................................         562        11,656
                                                                        -----------
                                                                            111,602
                                                                        -----------
-----------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
CONSUMER STAPLES--8.0%
FOOD & DRUG RETAILING--1.1%
DRUG RETAIL--0.4%
CVS Corp. ...............................................       1,087   $    32,175
Walgreen Co. ............................................       2,779        93,541
                                                                        -----------
                                                                            125,716
                                                                        -----------
FOOD DISTRIBUTORS--0.2%
Supervalu, Inc. .........................................         323         7,145
Sysco Corp. .............................................       1,760        46,147
                                                                        -----------
                                                                             53,292
                                                                        -----------
FOOD RETAIL--0.5%
Albertson's, Inc. .......................................       1,115        35,111
Kroger Corp. (a).........................................       2,182        45,538
Safeway, Inc. (a)........................................       1,336        55,778
Winn-Dixie Stores, Inc. .................................         316         4,503
                                                                        -----------
                                                                            140,930
                                                                        -----------
FOOD, BEVERAGES & TOBACCO--4.8%
AGRICULTURAL PRODUCTS--0.1%
Archer Daniels Midland Co. ..............................       1,731        24,840
                                                                        -----------
BREWERS--0.4%
Adolph Coors Co., Class B................................          96         5,126
Anheuser Busch Cos., Inc. ...............................       2,388       107,961
Brown-Forman Corp., Class B..............................         174        10,892
                                                                        -----------
                                                                            123,979
                                                                        -----------
PACKAGED FOODS--1.3%
Campbell Soup Co. .......................................       1,112        33,216
ConAgra Foods, Inc. .....................................       1,394        33,135
General Mills, Inc. .....................................       1,004        52,218
Heinz (H.J.) Co. ........................................         924        37,995
Hershey Foods Corp. .....................................         357        24,169
Kellogg Co. .............................................       1,100        33,110
Sara Lee Corp. ..........................................       2,131        47,372
Unilever N.V., ADR.......................................       1,542        88,835
Wm. Wrigley Jr. Co. .....................................         630        32,363
                                                                        -----------
                                                                            382,413
                                                                        -----------
SOFT DRINKS--2.0%
Coca Cola Co. ...........................................       6,721       316,895
Coca-Cola Enterprises, Inc. .............................       1,210        22,917
PepsiCo, Inc. ...........................................       4,723       229,963
The Pepsi Bottling Group, Inc. ..........................         732        17,202
                                                                        -----------
                                                                            586,977
                                                                        -----------
TOBACCO--1.0%
Philip Morris Companies, Inc. ...........................       5,859       268,635
UST, Inc. ...............................................         473        16,555
                                                                        -----------
                                                                            285,190
                                                                        -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
HOUSEHOLD & PERSONAL PRODUCTS--2.1%
HOUSEHOLD PRODUCTS--1.6%
Clorox Co. ..............................................         662   $    26,182
Colgate-Palmolive Co. ...................................       1,500        86,625
Kimberly Clark Corp. ....................................       1,442        86,232
Procter & Gamble Co. ....................................       3,503       277,192
                                                                        -----------
                                                                            476,231
                                                                        -----------
PERSONAL PRODUCTS--0.5%
Alberto Culver Co., Class B..............................         184         8,232
Avon Products, Inc. .....................................         608        28,272
The Gillette Co. ........................................       2,875        96,025
                                                                        -----------
                                                                            132,529
                                                                        -----------
-----------------------------------------------------------------------------------
ENERGY--6.2%
INTEGRATED OIL & GAS--4.9%
Amerada Hess Corp. ......................................         216        13,500
ChevronTexaco Corp. .....................................       2,885       258,525
Conoco, Inc., Class B....................................       1,675        47,403
Exxon Mobil Corp. .......................................      18,467       725,753
Occidental Petroleum Corp. ..............................         954        25,310
Phillips Petroleum Co. ..................................       1,044        62,911
Royal Dutch Petroleum Co. (a)............................       5,732       280,983
Marathon Oil Corp. ......................................         856        25,680
                                                                        -----------
                                                                          1,440,065
                                                                        -----------
OIL & GAS DRILLING--0.2%
Nabors Industries, Inc. (a)..............................         362        12,427
Noble Drilling Corp. (a).................................         395        13,446
Rowan Companies, Inc. (a)................................         240         4,649
Transocean Sedco Forex, Inc. ............................         870        29,423
                                                                        -----------
                                                                             59,945
                                                                        -----------
OIL & GAS EQUIPMENT & SERVICES--0.5%
Baker Hughes, Inc. ......................................         925        33,735
Halliburton Co. .........................................       1,155        15,131
Schlumberger Ltd. .......................................       1,563        85,887
                                                                        -----------
                                                                            134,753
                                                                        -----------
OIL & GAS EXPLORATION & PRODUCTS--0.5%
Anadarko Petroleum Corp. ................................         696        39,568
Apache Corp. ............................................         360        17,942
Burlington Resources, Inc. ..............................         605        22,712
Devon Energy Corp. ......................................         372        14,378
EOG Resources, Inc. .....................................         331        12,945
Kerr McGee Corp. ........................................         248        13,590
Unocal Corp. ............................................         669        24,131
                                                                        -----------
                                                                            145,266
                                                                        -----------
OIL & GAS REFINING & MARKETING--0.1%
Ashland Oil, Inc. .......................................         193         8,893
Sunoco, Inc. ............................................         202         7,543
                                                                        -----------
                                                                             16,436
                                                                        -----------
-----------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
FINANCIALS--17.4%
BANKS--5.7%
AmSouth Bancorporation...................................       1,000   $    18,900
BB&T Corp. ..............................................       1,245        44,957
Banc One Corp. ..........................................       3,171       123,828
Bank of America Corp. ...................................       4,255       267,852
Bank of New York Co., Inc. ..............................       1,997        81,478
Comerica, Inc. ..........................................         494        28,306
Charter One Financial, Inc. .............................         610        16,562
Fifth Third Bancorp......................................       1,550        95,062
FleetBoston Financial Corp. .............................       2,807       102,456
Golden West Financial Corp. .............................         404        23,775
Huntington Bancshares, Inc. .............................         706        12,136
KeyCorp..................................................       1,110        27,017
Mellon Financial Corp. ..................................       1,318        49,583
National City Corp. .....................................       1,660        48,538
Northern Trust Corp. ....................................         619        37,276
PNC Financial Services Group.............................         799        44,904
Regions Financial Corp. .................................         583        17,455
SouthTrust Corp. ........................................         892        22,006
SunTrust Banks, Inc. ....................................         806        50,536
Synovus Financial Corp. .................................         727        18,211
U.S. Bancorp.............................................       5,309       111,117
Union Planters Corp. ....................................         359        16,202
Wachovia Corp. ..........................................       3,633       113,931
Washington Mutual, Inc. .................................       2,365        77,336
Wells Fargo & Co. .......................................       4,583       199,131
Zions Bancorporation.....................................         229        12,041
                                                                        -----------
                                                                          1,660,596
                                                                        -----------
DIVERSIFIED FINANCIALS--7.4%
CONSUMER FINANCE--0.7%
Capital One Financial Corp. .............................         593        31,992
Countrywide Credit Industries, Inc. .....................         296        12,127
Household International, Inc. ...........................       1,274        73,816
MBNA Corp. ..............................................       2,337        82,262
Providian Financial Corp. ...............................         709         2,517
                                                                        -----------
                                                                            202,714
                                                                        -----------
DIVERSIFIED FINANCIAL SERVICES--6.7%
Ambac Financial Group, Inc. .............................         269        15,564
American Express Co. ....................................       3,619       129,162
Bear Stearns Cos, Inc. ..................................         238        13,956
Citigroup, Inc. .........................................      13,890       701,167
Fannie Mae...............................................       2,710       215,445
Franklin Resources, Inc. ................................         668        23,560
Freddie Mac..............................................       1,864       121,906
J.P. Morgan Chase & Co. .................................       5,301       192,691
Lehman Brothers Holdings, Inc. ..........................         682        45,558
MBIA, Inc. ..............................................         379        20,326
Merrill Lynch & Co., Inc. ...............................       2,302       119,980
Moody's Corp. ...........................................         417        16,622
Morgan Stanley Dean Witter & Co. ........................       2,969       166,086
Schwab (Charles) Corp. ..................................       3,694        57,146
State Street Corp. ......................................         899        46,973
Stilwell Financial, Inc. ................................         600        16,332

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
T. Rowe Price Associates, Inc. ..........................         300   $    10,419
USA Education, Inc. .....................................         453        38,061
                                                                        -----------
                                                                          1,950,954
                                                                        -----------
INSURANCE--4.1%
INSURANCE BROKERS--0.4%
Aon Corp. ...............................................         748        26,569
Marsh & McLennan Companies, Inc. ........................         756        81,232
                                                                        -----------
                                                                            107,801
                                                                        -----------
LIFE & HEALTH INSURANCE--0.7%
AFLAC, Inc. .............................................       1,374        33,745
Conseco, Inc. ...........................................         859         3,831
Jefferson-Pilot Corp. ...................................         385        17,814
John Hancock Financial Services, Inc. ...................         824        34,031
Lincoln National Corp. ..................................         528        25,645
MetLife, Inc. ...........................................       1,962        62,156
Torchmark Corp. .........................................         317        12,468
UnumProvident Corp. .....................................         597        15,826
                                                                        -----------
                                                                            205,516
                                                                        -----------
MULTI-LINE INSURANCE--2.2%
American International Group, Inc. ......................       7,055       560,167
Hartford Financial Services Group, Inc. .................         673        42,285
Loews Corp. .............................................         516        28,576
                                                                        -----------
                                                                            631,028
                                                                        -----------
PROPERTY & CASUALTY INSURANCE--0.8%
Allstate Corp. ..........................................       1,892        63,760
Chubb Corp. .............................................         458        31,602
Cincinnati Financial Corp. ..............................         437        16,672
MGIC Investment Corp. ...................................         273        16,850
SAFECO Corp. ............................................         329        10,248
St. Paul Companies, Inc. ................................         601        26,426
The Progressive Corp. ...................................         193        28,815
XL Capital Ltd., Class A.................................         345        31,519
                                                                        -----------
                                                                            225,892
                                                                        -----------
REAL ESTATE--0.2%
REAL ESTATE INVESTMENT TRUST--0.2%
Equity Office Properties Trust...........................       1,100        33,088
Equity Residential Properties Trust......................         700        20,097
                                                                        -----------
                                                                             53,185
                                                                        -----------
-----------------------------------------------------------------------------------
HEALTH CARE--14.1%
HEALTH CARE EQUIPMENT & SERVICES--3.0%
HEALTH CARE DISTRIBUTORS & SERVICE--0.4%
AmerisourceBergen Corp. .................................         254        16,142
Cardinal Health, Inc. ...................................       1,224        79,144
McKesson Corp. ..........................................         796        29,770
Quintiles Transnational Corp. (a)........................         296         4,760
                                                                        -----------
                                                                            129,816
                                                                        -----------

                                                             SHARES        VALUE
                                                           ----------   -----------
HEALTH CARE EQUIPMENT--1.6%
Applera Corp.--Applied Biosystems Group..................         591   $    23,209
Bard (C.R.), Inc. .......................................         123         7,934
Baxter International, Inc. ..............................       1,594        85,486
Becton, Dickinson & Co. .................................         733        24,299
Biomet, Inc. ............................................         693        21,414
Boston Scientific Corp. (a)..............................       1,088        26,243
Guidant Corp. ...........................................         834        41,533
Medtronic Inc. ..........................................       3,279       167,918
St. Jude Medical, Inc. ..................................         223        17,316
Stryker Corp. ...........................................         544        31,753
Zimmer Holdings Inc. (a).................................         510        15,575
                                                                        -----------
                                                                            462,680
                                                                        -----------
HEALTH CARE FACILITIES--0.5%
HCA--The Healthcare Co. .................................       1,420        54,727
HealthSouth Corp. (a)....................................       1,017        15,072
Health Management Associates, Inc. (a)...................         600        11,040
Manor Care, Inc. (a).....................................         258         6,117
Tenet Healthcare Corp. (a)...............................         894        52,496
                                                                        -----------
                                                                            139,452
                                                                        -----------
HEALTH CARE SUPPLIES--0.0%
Bausch & Lomb, Inc. .....................................         179         6,741
                                                                        -----------
MANAGED HEALTH CARE--0.5%
Aetna, Inc. (a)..........................................         421        13,889
CIGNA Corp. .............................................         392        36,319
Humana, Inc. ............................................         450         5,306
United Healthcare Corp. .................................         873        61,782
Wellpoint Health Networks, Inc. .........................         179        20,916
                                                                        -----------
                                                                            138,212
                                                                        -----------
PHARMACEUTICALS & BIOTECHNOLOGY--11.1%
BIOTECHNOLOGY--1.1%
Amgen, Inc. .............................................       2,832       159,838
Biogen, Inc. (a).........................................         418        23,972
Chiron Corp. (a).........................................         500        21,920
Genzyme Corp. (a)........................................         586        35,078
Immunex Corp. (a)........................................       1,494        41,399
MedImmune, Inc. (a)......................................         590        27,347
                                                                        -----------
                                                                            309,554
                                                                        -----------
PHARMACEUTICALS--10.0%
Abbott Laboratories......................................       4,199       234,094
Allergan, Inc. ..........................................         344        25,817
American Home Products Corp. ............................       3,569       218,994
Bristol-Myers Squibb Co. ................................       5,245       267,495
Eli Lilly & Co. .........................................       3,041       238,840
Forest Laboratories, Inc. (a)............................         490        40,156
Johnson & Johnson........................................       8,385       495,554
King Pharmaceuticals, Inc. (a)...........................         672        28,311
Merck & Co., Inc. .......................................       6,135       360,738
Pfizer, Inc. ............................................      16,972       676,334
Pharmacia Corp. .........................................       3,469       147,953

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
Schering-Plough Corp. ...................................       3,979   $   142,488
Watson Pharmaceuticals, Inc. (a).........................         262         8,224
                                                                        -----------
                                                                          2,884,998
                                                                        -----------
-----------------------------------------------------------------------------------
INDUSTRIALS--11.1%
CAPITAL GOODS--8.4%
AEROSPACE & DEFENSE--1.5%
Boeing Co. ..............................................       2,290        88,806
General Dynamics Corp. ..................................         556        44,280
Goodrich (B.F.) Co. .....................................         285         7,587
Honeywell International, Inc. ...........................       2,184        73,863
Lockheed Martin Corp. ...................................       1,200        56,004
Northrop Grumman Corp. ..................................         307        30,949
Raytheon Co. ............................................       1,177        38,217
Rockwell Collins, Inc. ..................................         503         9,809
United Technologies Corp. ...............................       1,291        83,437
                                                                        -----------
                                                                            432,952
                                                                        -----------
BUILDING PRODUCTS--0.1%
Crane Co. ...............................................         150         3,846
Masco Corp. .............................................       1,266        31,017
                                                                        -----------
                                                                             34,863
                                                                        -----------
CONSTRUCTION & ENGINEERING--0.0%
Fluor Corp. .............................................         242         9,051
McDermott International, Inc. ...........................         150         1,841
                                                                        -----------
                                                                             10,892
                                                                        -----------
CONSTRUCTION & FARM MACHINERY--0.4%
Caterpillar, Inc. .......................................         910        47,548
Cummins, Inc. ...........................................         107         4,124
Deere & Co. .............................................         658        28,728
Navistar International Corp. (a).........................         172         6,794
PACCAR, Inc. ............................................         211        13,846
                                                                        -----------
                                                                            101,040
                                                                        -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
American Power Conversion Corp. (a)......................         493         7,129
Cooper Industries, Inc. .................................         233         8,136
Emerson Electric Co. ....................................       1,173        66,978
Molex, Inc. .............................................         516        15,970
Power-One, Inc. (a)......................................         167         1,738
Rockwell International Corp. ............................         503         8,984
Thomas & Betts Corp. ....................................         150         3,173
                                                                        -----------
                                                                            112,108
                                                                        -----------
INDUSTRIAL CONGLOMERATES--5.3%
General Electric Co. ....................................      26,860     1,076,549
Minnesota Mining & Manufacturing Co. ....................       1,055       124,712
Textron, Inc. ...........................................         428        17,745
Tyco International Ltd. .................................       5,378       316,764
                                                                        -----------
                                                                          1,535,770
                                                                        -----------

                                                             SHARES        VALUE
                                                           ----------   -----------
INDUSTRIAL MACHINERY--0.6%
Danaher Corp. ...........................................         373   $    22,496
Dover Corp. .............................................         524        19,425
Eaton Corp. .............................................         199        14,808
Illinois Tool Works, Inc. ...............................         838        56,749
Ingersoll Rand Co. ......................................         440        18,396
ITT Industries, Inc. ....................................         227        11,464
Pall Corp. ..............................................         300         7,218
Parker-Hannifin Corp. ...................................         309        14,186
                                                                        -----------
                                                                            164,742
                                                                        -----------
TRADING COMPANIES & DISTRIBUTIONS--0.1%
Genuine Parts Co. .......................................         459        16,845
Grainger (W.W.), Inc. ...................................         280        13,440
                                                                        -----------
                                                                             30,285
                                                                        -----------
COMMERCIAL SERVICES & SUPPLIES--2.0%
COMMERCIAL PRINTING--0.0%
R.R. Donnelley & Sons Co. ...............................         294         8,729
                                                                        -----------
DATA PROCESSING SERVICES--1.1%
Automatic Data Processing, Inc. .........................       1,673        98,540
Concord EFS, Inc. (a)....................................       1,384        45,368
First Data Corp. ........................................       1,038        81,431
Fiserv, Inc. (a).........................................         488        20,652
Paychex, Inc. ...........................................       1,036        36,105
The Sabre Group Holdings, Inc. ..........................         400        16,940
                                                                        -----------
                                                                            299,036
                                                                        -----------
DIVERSIFIED COMMERCIAL SERVICES--0.5%
Cendant Corp. (a)........................................       2,684        52,633
Cintas Corp. ............................................         430        20,640
Convergys Corp. (a)......................................         472        17,695
Deluxe Corp. ............................................         185         7,692
Equifax, Inc. ...........................................         415        10,022
H&R Block, Inc. .........................................         532        23,780
IMS Health, Inc. ........................................         750        14,633
                                                                        -----------
                                                                            147,095
                                                                        -----------
EMPLOYMENT SERVICES--0.1%
Robert Half International, Inc. (a)......................         500        13,350
                                                                        -----------
ENVIRONMENTAL SERVICES--0.2%
Allied Waste Industries, Inc. (a)........................         478         6,721
Waste Management, Inc. ..................................       1,725        55,045
                                                                        -----------
                                                                             61,766
                                                                        -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
OFFICE SERVICES & SUPPLIES--0.1%
Avery Dennison Corp. ....................................         300   $    16,959
Pitney Bowes, Inc. ......................................         621        23,356
                                                                        -----------
                                                                             40,315
                                                                        -----------
TRANSPORTATION--0.7%
AIR FREIGHT & COURIERS--0.1%
FedEx Corp. (a)..........................................         818        42,438
                                                                        -----------
AIRLINES--0.2%
AMR Corp. (a)............................................         429         9,511
Delta Air Lines, Inc. ...................................         300         8,778
Southwest Airlines Co. ..................................       2,036        37,625
US Airways Group, Inc. ..................................         150           951
                                                                        -----------
                                                                             56,865
                                                                        -----------
RAILROADS--0.4%
Burlington Northern Santa Fe Corp. ......................       1,047        29,871
CSX Corp. ...............................................         548        19,207
Norfolk Southern Corp. ..................................       1,014        18,587
Union Pacific Corp. .....................................         650        37,050
                                                                        -----------
                                                                            104,715
                                                                        -----------
TRUCKING--0.0%
Ryder System, Inc. ......................................         173         3,832
                                                                        -----------
-----------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--17.2%
SOFTWARE & SERVICES--5.5%
APPLICATIONS SOFTWARE--0.5%
Autodesk, Inc. ..........................................         150         5,591
Citrix Systems, Inc. (a).................................         457        10,356
Compuware Corp. (a)......................................         963        11,354
Intuit, Inc. (a).........................................         600        25,656
Mercury Interactive Corp. (a)............................         220         7,476
Parametric Technology Co. (a)............................         691         5,397
PeopleSoft, Inc. (a).....................................         809        32,522
Siebel Systems, Inc. (a).................................       1,257        35,171
                                                                        -----------
                                                                            133,523
                                                                        -----------
INFORMATION TECHNOLOGY CONSULTING & SERVICES--0.4%
Computer Sciences Corp. (a)..............................         485        23,755
Electronic Data Systems Corp. ...........................       1,280        87,744
Sapient Corp. (a)........................................         280         2,162
Unisys Corp. (a).........................................         767         9,618
                                                                        -----------
                                                                            123,279
                                                                        -----------
INTERNET SOFTWARE & SERVICES--0.1%
Yahoo!, Inc. (a).........................................       1,491        26,450
                                                                        -----------
SYSTEMS SOFTWARE--4.5%
Adobe Systems, Inc. .....................................         661        20,524
BMC Software, Inc. (a)...................................         662        10,837

                                                             SHARES        VALUE
                                                           ----------   -----------
Computer Associates International, Inc. .................       1,587   $    54,736
Microsoft Corp. (a)......................................      14,573       965,753
Novell, Inc. (a).........................................         836         3,837
Oracle Corp. (a).........................................      14,997       207,109
Veritas Software Corp. (a)...............................       1,097        49,168
                                                                        -----------
                                                                          1,311,964
                                                                        -----------
TECHNOLOGY HARDWARE & EQUIPMENT--11.7%
COMPUTER HARDWARE--3.7%
Apple Computer, Inc. ....................................         880        19,272
Compaq Computer Corp. ...................................       4,501        43,930
Dell Computer Corp. (a)..................................       7,064       192,000
Gateway, Inc. (a)........................................         845         6,794
Hewlett-Packard Co. .....................................       5,192       106,644
International Business Machines Corp. ...................       4,752       574,802
NCR Corp. (a)............................................         280        10,321
Palm, Inc. (a)...........................................       1,516         5,882
Sun Microsystems, Inc. (a)...............................       8,666       106,938
                                                                        -----------
                                                                          1,066,583
                                                                        -----------
COMPUTER STORAGE & PERIPHERALS--0.4%
EMC Corp. (a)............................................       6,043        81,218
Lexmark International Group, Inc. (a)....................         363        21,417
Network Appliance, Inc. (a)..............................         884        19,333
                                                                        -----------
                                                                            121,968
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Agilent Technologies, Inc. (a)...........................       1,270        36,208
Jabil Circuit, Inc. (a)..................................         500        11,360
Millipore Corp. .........................................         141         8,559
PerkinElmer, Inc. .......................................         348        12,187
Sanmina Corp. (a)........................................       1,443        28,716
Solectron Corp. (a)......................................       2,286        25,786
Symbol Technologies, Inc. ...............................         573         9,099
Tektronix, Inc. .........................................         200         5,156
Thermo Electron Corp. (a)................................         444        10,594
Waters Corp. (a).........................................         300        11,625
                                                                        -----------
                                                                            159,290
                                                                        -----------
NETWORKING EQUIPMENT--1.3%
Avaya, Inc. (a)..........................................         733         8,906
Cisco Systems, Inc. (a)..................................      19,821       358,958
                                                                        -----------
                                                                            367,864
                                                                        -----------
OFFICE ELECTRONICS--0.1%
Xerox Corp. .............................................       2,016        21,007
                                                                        -----------
SEMICONDUCTOR EQUIPMENT--0.5%
Applied Materials, Inc. (a)..............................       2,227        89,303
KLA Instruments Corp. (a)................................         518        25,672
Novellus Systems, Inc. (a)...............................         404        15,938
Teradyne, Inc. (a).......................................         446        13,442
                                                                        -----------
                                                                            144,355
                                                                        -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
SEMICONDUCTORS--3.7%
Advanced Micro Devices, Inc. ............................         947   $    15,019
Altera Corp. (a).........................................       1,044        22,154
Analog Devices, Inc. (a).................................         946        41,993
Applied Micro Circuits Corp. (a).........................         800         9,056
Broadcom Corp., Class A..................................         676        27,628
Conexant Systems, Inc. (a)...............................         690         9,908
Intel Corp. .............................................      18,124       570,000
LSI Logic Corp. (a)......................................         899        14,186
Linear Technology Corp. .................................         841        32,833
Micron Technology, Inc. .................................       1,643        50,933
Maxim Integrated Products, Inc. (a)......................         905        47,522
National Semiconductor Corp. (a).........................         443        13,640
NVIDIA Corp. (a).........................................         400        26,760
PMC-Sierra, Inc. (a).....................................         400         8,504
QLogic Corp. (a).........................................         229        10,193
Texas Instruments, Inc...................................       4,708       131,824
Vitesse Semiconductor Corp. (a)..........................         500         6,230
Xilinx, Inc. (a).........................................         890        34,755
                                                                        -----------
                                                                          1,073,138
                                                                        -----------
TELECOMMUNICATIONS EQUIPMENT--1.5%
ADC Telecommunications, Inc. (a).........................       2,073         9,536
Andrew Corp. (a).........................................         250         5,473
CIENA Corp. .............................................         900        12,879
Comverse Technology, Inc. (a)............................         477        10,671
Corning, Inc. ...........................................       2,458        21,925
JDS Uniphase Corp. (a)...................................       3,438        29,842
Lucent Technologies, Inc. ...............................       9,042        56,874
Motorola, Inc. ..........................................       6,011        90,285
Nortel Networks Corp. ...................................       8,477        63,578
Qualcomm, Inc. (a).......................................       2,076       104,838
Scientific Atlanta, Inc. ................................         478        11,443
Tellabs, Inc. (a)........................................       1,119        16,740
                                                                        -----------
                                                                            434,084
                                                                        -----------
-----------------------------------------------------------------------------------
MATERIALS--2.5%
CHEMICALS--1.2%
DIVERSIFIED CHEMICALS--0.7%
Dow Chemical Co. ........................................       2,459        83,065
DuPont (E.I.) de Nemours & Co. ..........................       2,777       118,050
Eastman Chemical Co. ....................................         211         8,233
Engelhard Corp. .........................................         300         8,304
Hercules, Inc. ..........................................         198         1,980
                                                                        -----------
                                                                            219,632
                                                                        -----------
INDUSTRIAL GASES--0.2%
Air Products & Chemicals, Inc. ..........................         653        30,632
Praxair, Inc. ...........................................         417        23,039
                                                                        -----------
                                                                             53,671
                                                                        -----------
SPECIALTY CHEMICALS--0.3%
Ecolab, Inc. ............................................         364        14,651
Great Lakes Chemical Corp. ..............................         155         3,763

                                                             SHARES        VALUE
                                                           ----------   -----------
International Flavors & Fragrances, Inc. ................         270   $     8,022
PPG Industries, Inc. ....................................         435        22,498
Rohm & Haas Co. .........................................         621        21,505
Sigma-Aldrich Corp. .....................................         212         8,355
                                                                        -----------
                                                                             78,794
                                                                        -----------
CONSTRUCTION MATERIALS--0.0%
Vulcan Materials Co. ....................................         287        13,759
                                                                        -----------
CONTAINERS & PACKAGING--0.1%
METAL & GLASS CONTAINERS--0.0%
Ball Corp. ..............................................          71         5,020
Pactiv Corp. (a).........................................         421         7,473
                                                                        -----------
                                                                             12,493
                                                                        -----------
PAPER & PLASTIC PACKAGING--0.1%
Bemis Company, Inc. .....................................         155         7,623
Sealed Air Corp. ........................................         203         8,286
Temple Inland, Inc. .....................................         120         6,808
                                                                        -----------
                                                                             22,717
                                                                        -----------
METALS & MINING--0.7%
ALUMINUM--0.4%
Alcan, Inc. .............................................         888        31,906
Alcoa, Inc. .............................................       2,324        82,618
                                                                        -----------
                                                                            114,524
                                                                        -----------
DIVERSIFIED METALS & MINING--0.1%
Freeport-McMoRan Copper & Gold, Inc., Class B............         380         5,088
Inco Ltd. ...............................................         459         7,776
Phelps Dodge Corp. ......................................         214         6,934
                                                                        -----------
                                                                             19,798
                                                                        -----------
GOLD--0.1%
Barrick Gold Corp. ......................................       1,505        24,005
Newmont Mining Corp. ....................................         479         9,154
Placer Dome, Inc. .......................................         840         9,164
                                                                        -----------
                                                                             42,323
                                                                        -----------
STEEL--0.1%
Allegheny Technologies, Inc. ............................         150         2,513
Nucor Corp. .............................................         211        11,175
USX-US Steel Group.......................................         281         5,089
Worthington Industries, Inc. ............................         161         2,286
                                                                        -----------
                                                                             21,063
                                                                        -----------
PAPER & FOREST PRODUCTS--0.5%
FOREST PRODUCTS--0.1%
Louisiana-Pacific Corp. .................................         170         1,435
Weyerhaeuser Co. ........................................         600        32,448
                                                                        -----------
                                                                             33,883
                                                                        -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
PAPER PRODUCTS--0.4%
Boise Cascade Corp. .....................................         150   $     5,102
Georgia Pacific Corp. ...................................         646        17,836
International Paper Co. .................................       1,319        53,222
Mead Corp. ..............................................         250         7,723
Westvaco Corp. ..........................................         254         7,226
Willamette Industries, Inc. .............................         215        11,206
                                                                        -----------
                                                                            102,315
                                                                        -----------
-----------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--5.4%
INTEGRATED TELECOMMUNICATION SERVICES--4.7%
AT&T Corp. ..............................................       9,502       172,366
Alltel Corp. ............................................         863        53,273
BellSouth Corp. .........................................       5,080       193,802
CenturyTel, Inc. ........................................         416        13,645
Citizens Communications Co. .............................         700         7,462
MCI WorldCom, Inc. ......................................       7,888       111,063
Qwest Communications International.......................       4,390        62,031
SBC Communication, Inc. .................................       9,084       355,820
Sprint Corp. (FON Group).................................       2,347        47,128
Verizon Communications, Inc. ............................       7,336       348,167
                                                                        -----------
                                                                          1,364,757
                                                                        -----------
WIRELESS TELECOMMUNICATION SERVICES--0.7%
AT&T Wireless Services, Inc. ............................       6,772        97,314
Nextel Communications, Inc., Class A (a).................       2,223        24,364
Sprint Corp. (PCS Group) (a).............................       2,681        65,443
                                                                        -----------
                                                                            187,121
                                                                        -----------
-----------------------------------------------------------------------------------
UTILITIES--3.1%
ELECTRIC UTILITIES--2.4%
AES Corp. (a)............................................       1,392        22,759
Allegheny Energy, Inc. ..................................         300        10,866
Ameren Corp. ............................................         348        14,720
American Electric Power Co., Inc. .......................         875        38,089
CMS Energy Corp. ........................................         305         7,329
Calpine Corp. (a)........................................         800        13,432
Cinergy Corp. ...........................................         417        13,940
Consolidated Edison, Inc. ...............................         615        24,821
Constellation Energy Group...............................         425        11,284
DTE Energy Co. ..........................................         419        17,573
Dominion Resources, Inc. ................................         725        43,573

                                                             SHARES        VALUE
                                                           ----------   -----------
Duke Energy Corp. .......................................       2,117   $    83,113
Edison International.....................................         810        12,231
Entergy Corp. ...........................................         621        24,287
Exelon Corp. ............................................         873        41,799
FPL Group, Inc. .........................................         493        27,805
FirstEnergy Corp. .......................................         834        29,173
Mirant Corp. (a).........................................       1,128        18,071
Niagara Mohawk Power Corp. (a)...........................         435         7,713
PG&E Corp. ..............................................         978        18,817
PP&L Resources, Inc. ....................................         369        12,860
Pinnacle West Capital Corp. .............................         212         8,872
Public Service Enterprise Group Inc. ....................         537        22,656
Progress Energy, Inc. (a)................................         627        28,234
Reliant Energy, Inc. ....................................         824        21,852
Southern Co. ............................................       1,908        48,368
TECO Energy, Inc. .......................................         400        10,496
TXU Corp. ...............................................         716        33,759
Xcel Energy, Inc. .......................................         943        26,159
                                                                        -----------
                                                                            694,651
                                                                        -----------
GAS UTILITIES--0.5%
El Paso Corp. ...........................................       1,386        61,829
KeySpan Corp. ...........................................         408        14,137
Kinder Morgan, Inc. .....................................         283        15,760
NICOR, Inc. .............................................         145         6,038
NiSource, Inc. ..........................................         557        12,844
Peoples Energy Corp. ....................................         135         5,121
Sempra Energy............................................         504        12,373
                                                                        -----------
                                                                            128,102
                                                                        -----------
MULTI-UTILITIES--0.2%
Dynegy Inc. .............................................         977        24,914
The Williams Companies, Inc. ............................       1,380        35,218
                                                                        -----------
                                                                             60,132
                                                                        -----------
TOTAL COMMON STOCKS (cost of $30,895,936)............................    28,318,158
                                                                        -----------
-----------------------------------------------------------------------------------
                                                              PAR
                                                           ----------
U.S. GOVERNMENT OBLIGATION--0.2%
U.S. Treasury Bonds,
  1.650% 03/14/02 (b)
  (cost of $69,708)......................................  $   70,000        69,761
                                                                        -----------
-----------------------------------------------------------------------------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                              PAR          VALUE
                                                           ----------   -----------
SHORT-TERM OBLIGATION--3.0%
Repurchase agreement with SBC Warburg Ltd. dated
  12/31/01, due 01/02/02 at 1.73%, collateralized by U.S.
  Treasury Bonds and Notes with various maturities to
  2027, market value $878,936 (repurchase proceeds
  $854,082) (cost of $854,000)...........................  $  854,000   $   854,000
                                                                        -----------
TOTAL INVESTMENTS--101.1%
  (cost of $31,819,644) (c)..........................................    29,241,919
                                                                        -----------
OTHER ASSETS & LIABILITIES, NET--(1.1)%..............................      (323,428)
                                                                        -----------
NET ASSETS--100.0%...................................................   $28,918,491
                                                                        ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) This security, or a portion thereof with a market value of $44,100, is being used to collateralize an open futures contract.
(c) Cost for federal income tax purposes is $32,152,252. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

                      ACRONYM               NAME
                      -------               ----
                       ADR       American Depositary Receipt

Long futures contracts open on December 31, 2001:

                                                     UNREALIZED
                                       EXPIRATION   APPRECIATION
TYPE                      CONTRACTS      MONTH      AT 12/31/01
----                      ----------   ----------   ------------
S&P 500 Emini                700           March      $  9,554
                                                      ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty S&P 500 Index Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost.............................................    $31,819,644
                                                                     -----------
Investments, at value............................................    $29,241,919
Cash.............................................................         52,416
Receivable for:
  Investments sold...............................................          9,272
  Interest.......................................................            102
  Dividends......................................................         28,070
  Expense reimbursement due from Manager/Distributor.............         26,731
Deferred Trustees' compensation plan.............................            659
Other assets.....................................................          9,353
                                                                     -----------
    TOTAL ASSETS.................................................     29,368,522
                                                                     -----------
LIABILITIES:
Payable for:
  Investments purchased..........................................        165,481
  Fund shares repurchased........................................        233,556
  Futures variation margin.......................................          7,000
  Management fee.................................................          9,703
  Transfer agent fee.............................................            625
  Bookkeeping fee................................................            833
  Trustees' fee..................................................            200
  Audit fee......................................................         16,700
Deferred Trustees' fee...........................................            659
Other liabilities................................................         15,274
                                                                     -----------
    TOTAL LIABILITIES............................................        450,031
                                                                     -----------
NET ASSETS.......................................................    $28,918,491
                                                                     ===========
COMPOSITION OF NET ASSETS:
Paid-in capital..................................................    $32,126,449
Overdistributed net investment income............................           (736)
Accumulated net realized loss....................................       (639,051)
Net unrealized appreciation (depreciation) on:
    Investments..................................................     (2,577,725)
    Futures contracts............................................          9,554
                                                                     -----------
NET ASSETS.......................................................    $28,918,491
                                                                     ===========
CLASS A:
Net assets.......................................................    $    83,331
Shares outstanding...............................................          8,420
                                                                     ===========
Net asset value per share........................................    $      9.90
                                                                     ===========
CLASS B:
Net assets.......................................................    $28,835,160
Shares outstanding...............................................      2,915,481
                                                                     ===========
Net asset value per share........................................    $      9.89
                                                                     ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Liberty S&P 500 Index Fund, Variable Series
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends........................................................    $   272,201
Interest.........................................................         37,202
                                                                     -----------
  Total Investment Income (net of foreign taxes withheld of
    $1,186)......................................................        309,403
EXPENSES:
Management fee...................................................         83,290
Distribution fee -- Class B......................................         52,682
Bookkeeping fee..................................................         18,494
Transfer agent fee...............................................          7,500
Trustees' fee....................................................          6,053
Audit fee........................................................         27,923
Custody fee......................................................         35,576
Reports to shareholders..........................................         32,649
Other expenses...................................................          4,821
                                                                     -----------
  Total Expenses.................................................        268,988
Fees and expenses waived or reimbursed by Manager................        (58,371)
Fees reimbursed by Distributor -- Class B........................        (52,682)
Custody earnings credit..........................................            (18)
                                                                     -----------
  Net Expenses...................................................        157,917
                                                                     -----------
Net Investment Income............................................        151,486
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES CONTRACTS:
Net realized loss on:
  Investments....................................................       (489,217)
  Futures contracts..............................................       (121,526)
                                                                     -----------
    Net realized loss............................................       (610,743)
                                                                     -----------
Net change in unrealized appreciation/depreciation on:
  Investments....................................................     (1,843,402)
  Futures contracts..............................................         28,679
                                                                     -----------
    Net change in unrealized appreciation/depreciation...........     (1,814,723)
                                                                     -----------
Net Loss.........................................................     (2,425,466)
                                                                     -----------
Decrease in Net Assets from Operations...........................    $(2,273,980)
                                                                     ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty S&P 500 Index Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 YEAR ENDED     PERIOD ENDED
                                                                DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001          2000 (A)
----------------------------------                              ------------    ------------
OPERATIONS:
Net investment income.......................................    $   151,486     $    42,580
Net realized loss on investments and futures contracts......       (610,743)        (28,307)
Net change in unrealized appreciation/depreciation on
  investments and futures contracts.........................     (1,814,723)       (753,448)
                                                                -----------     -----------
Net Decrease from Operations................................     (2,273,980)       (739,175)
                                                                -----------     -----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
       Class A..............................................           (460)           (459)
       Class B..............................................       (160,078)        (57,740)
                                                                -----------     -----------
     Total Distributions Declared to Shareholders...........       (160,538)        (58,199)
                                                                -----------     -----------
SHARE TRANSACTIONS:
Class A:
  Subscriptions.............................................             --         100,000
  Distributions reinvested..................................            460             459
                                                                -----------     -----------
     Net Increase...........................................            460         100,459
                                                                -----------     -----------
Class B:
  Subscriptions.............................................     21,548,313      13,121,933
  Distributions reinvested..................................        160,078          57,740
  Redemptions...............................................     (2,548,798)       (289,802)
                                                                -----------     -----------
       Net Increase.........................................     19,159,593      12,889,871
                                                                -----------     -----------
Net Increase from Share Transactions........................     19,160,053      12,990,330
                                                                -----------     -----------
Total Increase in Net Assets................................     16,725,535      12,192,956
NET ASSETS:
Beginning of period.........................................     12,192,956              --
                                                                -----------     -----------
End of period (including overdistributed net investment
  income of $(736) and $(352), respectively)................    $28,918,491     $12,192,956
                                                                ===========     ===========
CHANGES IN SHARES:
Class A:
  Subscriptions.............................................             --           8,334
  Issued for distributions reinvested.......................             46              40
                                                                -----------     -----------
       Net Increase.........................................             46           8,374
                                                                -----------     -----------
Class B:
  Subscriptions.............................................      2,088,051       1,088,352
  Issued for distributions reinvested.......................         16,056           5,074
  Redemptions...............................................       (258,120)        (23,932)
                                                                -----------     -----------
       Net Increase.........................................      1,845,987       1,069,494
                                                                -----------     -----------

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Liberty S&P 500 Index Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Liberty S&P 500 Index Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2008        $ 19,479
   2009         243,840
               --------
               $263,319
               ========

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Additionally, $33,368 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's next taxable year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

              INCREASE (DECREASE)
-----------------------------------------------
PAID-IN   OVERDISTRIBUTED NET   ACCUMULATED NET
CAPITAL    INVESTMENT INCOME     REALIZED LOSS
-------   -------------------   ---------------
$(8,667)        $8,668                $(1)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.40% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.20% annually of the Fund's average daily net assets. State Street Global Advisors ("SSgA") has been retained by Colonial to manage the day-to-day investment operations of the Fund. Colonial, out of the sub-advisory fee it receives, pays SSgA for services rendered.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager and Colonial, completed the sale of its asset management business, including the Manager and Colonial, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Manager and Colonial and, therefore, an assignment of their investment advisory contracts with the Fund to Fleet. The Fund had obtained approval of new investment advisory contracts by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contracts in all material respects except for their effective and termination dates.

  BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, Colonial provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.040% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25%, annually on Class B average daily net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 0.75% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 0.75% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each Class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrange-

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ment may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $18 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2001, purchases and sales of investments, other than short term obligations, were $20,737,020 and $1,477,929, respectively.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation  $ 1,872,210
Gross unrealized depreciation   (4,782,543)
                               -----------
  Net unrealized depreciation  $(2,910,333)
                               ===========

  OTHER--The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Manager of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty S&P 500 Index Fund, Variable Series -- Class B Shares
--------------------------------------------------------------------------------

                                                                  YEAR           PERIOD
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001          2000 (A)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 11.31         $ 12.00
                                                                -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................       0.07            0.07
Net realized and unrealized loss on investments and futures
  contracts.................................................      (1.43)          (0.70)
                                                                -------         -------
     Total from Investment Operations.......................      (1.36)          (0.63)
                                                                -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................      (0.06)          (0.06)
                                                                -------         -------
NET ASSET VALUE, END OF PERIOD..............................    $  9.89         $ 11.31
                                                                =======         =======
Total return (c)(d)(e)......................................     (12.07)%         (5.29)%(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)................................................       0.75%           0.75%(h)
Net investment income (g)...................................       0.72%           0.89%(h)
Waiver/reimbursement........................................       0.53%           0.61%(h)
Portfolio turnover rate.....................................          7%              2%(f)
Net assets, end of period (000's)...........................    $28,835         $12,098

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Liberty S&P 500 Index Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty S&P 500 Index Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Liberty S&P 500 Index Fund, Variable Series, was held to conduct a vote for or against the approval of the following Items listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 2,177,006.247 shares outstanding. The votes cast were as follows:

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                            -------------   -----------   ------
PROPOSAL 1. To approve a
  new investment advisory
  agreement:
  Affirmative.............  2,028,994.626     93.201%     93.201%
  Against.................     29,814.507      1.370%      1.370%
  Abstain.................    118,197.114      5.429%      5.429%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                            -------------   -----------   ------
PROPOSAL 2. To approve a
  new sub-advisory
  agreement:
  Affirmative.............  2,055,104.796     94.401%     94.401%
  Against.................     25,880.779      1.188%      1.188%
  Abstain.................     96,020.672      4.411%      4.411%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                            -------------   -----------   ------
PROPOSAL 3. To approve a
  new portfolio management
  agreement:
  Affirmative.............  2,062,162.337     94.725%     94.725%
  Against.................     24,713.859      1.135%      1.135%
  Abstain.................     90,130.051      4.140%      4.140%

                                       AFFIRMATIVE     WITHHOLD
                                      -------------   ----------
PROPOSAL 4. To elect a Board of
  Trustees:
  Douglas A. Hacker.................  2,149,138.363   27,867.884
  Janet Langford Kelly..............  2,145,535.231   31,471.016
  Richard W. Lowry..................  2,149,138.363   27,867.884
  Salvatore Macera..................  2,149,138.363   27,867.884
  William E. Mayer..................  2,149,138.363   27,867.884
  Charles R. Nelson.................  2,149,138.363   27,867.884
  John J. Neuhauser.................  2,149,138.363   27,867.884
  Joseph R. Palombo.................  2,149,138.363   27,867.884
  Thomas E. Stitzel.................  2,149,138.363   27,867.884
  Thomas C. Theobald................  2,149,138.363   27,867.884
  Anne-Lee Verville.................  2,149,138.363   27,867.884

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION

100% of the ordinary income distributed by the Fund, in the year ended December 31, 2001, qualifies for the corporate dividends received deduction.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Select Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Liberty Select Value Fund, Variable Series seeks long-term growth.

  Daniel K. Cantor and Jeffrey C. Kinzel are co-managers of the fund. Mr. Cantor and Mr. Kinzel are senior vice presidents of Colonial Management Associates, Inc.

THE UNEXPECTED: SEPTEMBER 11
In managing the fund, we have tried to position the fund for a number of different scenarios by building a portfolio that we believe can weather changing market conditions. Unfortunately, nothing prepared anyone for the events of September 11. Attractively valued travel-oriented sectors like airline stocks were hard hit in the aftermath of the terrorist attacks. We owned two airline companies because we believed they were inexpensive; obviously they fell dramatically in price. While the landscape for this industry has been undeniably altered, we decided to add to the fund's positions in Continental and AMR -- the parent company of American Airlines -- after the stocks traded down significantly. (Continental and AMR were 1.3% and 1.2% of net assets, respectively.) Several factors influenced this decision, including the government's promise to assist the airline industry, Continental's large cash position, and AMR's focus on the business traveler.

     Another stock that suffered was Cendant (2.4% of net assets), which is heavily tied to the hotel and rental car industries. We also added to this position due to our confidence in the company's long-term prospects, the stock's low valuation and the company's experienced management team. For the year, our confidence in the company was well rewarded as the stock more than doubled. At the end of the period, Cendant was the fund's largest holding.

A HARD LOOK AT VALUE
During the year we sold many stocks where we believed the company's valuation exceeded its fundamentals. For instance, we eliminated positions in Applied Micro Circuits, Best Buy, Biogen, Chiron, Calpine, Moody's, Sanmina and Siebel Systems.

     Financial stocks remain well represented in the portfolio, as a result of the many value-priced stocks available in the sector. They offered some strong performances during the period. Among these were BancWest Corp, which was acquired by France's BNP Paribas, and Radian Group, Inc. (1.0% of net assets), a leading provider of residential mortgage insurance. The fund owned BancWest until its acquisition, when the shares were converted to cash.

A SEARCH FOR INDIVIDUAL STORIES
We do not manage the fund with an eye toward the economy as a whole. As bottom-up value managers, our focus is on company-specific issues. However, we believe the stimulus provided by the Federal Reserve Board's continued rate-cutting program should help propel the economy by the end of 2002. Obviously, an economic recovery should benefit the fundamentals of many companies held by the fund. After such a difficult year for the markets, the value universe has been infused with a number of new opportunities. We will continue our ongoing analysis of individual companies in order to pick through the possibilities and find the stocks that we believe offer the best prospects for the fund.

                       ---------------------------------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund offers significant long-term growth potential, but it also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. The value and returns earned on an investment in the fund may also be affected by stock market fluctuations. Mid-cap stocks can present special risks, including greater price volatility than stocks of larger, more established companies.

Holdings are disclosed as of December 31, 2001, and are subject to change.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Liberty Select Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                          1-YEAR   LIFE
-----------------------------------------------------------
 Class B (5/30/00)                         3.47    9.32
 S&P Midcap 400 Index                     -0.62    5.43(1)

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 12/31/01
------------------------------------------------------------
[Performance Graph]

                                                                       CLASS B SHARES                  S&P MIDCAP 400 INDEX
                                                                       --------------                  --------------------
5/30/2000                                                                 10000.00                           10000.00
5/31/00                                                                   10200.00                           10000.00
6/30/00                                                                   10066.40                           10147.00
7/31/00                                                                   10333.10                           10307.30
8/31/00                                                                   11183.60                           11458.70
9/30/00                                                                   10983.40                           11380.70
10/31/00                                                                  11033.90                           10994.90
11/30/00                                                                  10309.00                           10164.80
12/31/00                                                                  11138.80                           10942.40
1/31/01                                                                   11551.00                           11186.40
2/28/01                                                                   11205.60                           10547.70
3/31/01                                                                   10961.30                            9763.99
4/30/01                                                                   11769.20                           10841.00
5/31/01                                                                   12097.50                           11093.60
6/30/01                                                                   11861.60                           11049.20
7/31/01                                                                   11962.50                           10884.50
8/31/01                                                                   11659.80                           10528.60
9/30/01                                                                   10221.00                            9218.86
10/31/01                                                                  10423.40                            9626.34
11/30/01                                                                  11062.30                           10342.50
12/31/01                                                                  11525.00                           10876.00

      NET ASSET VALUE ($)        12/31/00   12/31/01
--------------------------------------------------------
 Class B                           13.24      13.65

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) Midcap 400 Index is an unmanaged index that tracks the performance of middle-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Select Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES         VALUE
                                                           -----------   -----------
COMMON STOCKS--87.5%
CONSUMER DISCRETIONARY--14.5%
AUTOMOBILES & COMPONENTS--5.4%
AUTO PARTS & EQUIPMENT--5.4%
Delphi Automotive Systems Corp. .........................        8,500   $   116,110
Gentex Corp. (a).........................................       11,300       302,049
Johnson Controls, Inc. ..................................        3,900       314,925
Lear Corp. (a)...........................................        4,700       179,258
                                                                         -----------
                                                                             912,342
                                                                         -----------
CONSUMER DURABLES & APPAREL--1.8%
HOUSEWARES & SPECIALTIES--1.2%
Newell Rubbermaid, Inc. .................................        7,200       198,504
                                                                         -----------
LEISURE PRODUCTS--0.6%
Mattel, Inc..............................................        6,000       103,200
                                                                         -----------
HOTELS, RESTAURANTS & LEISURE--1.6%
CASINOS & GAMING--0.6%
Harrah's Entertainment, Inc. (a).........................        2,000        74,020
Park Place Entertainment Corp. (a).......................        2,300        21,091
                                                                         -----------
                                                                              95,111
                                                                         -----------
RESTAURANTS--1.0%
Brinker International, Inc. .............................        6,000       178,560
                                                                         -----------
MEDIA--1.5%
BROADCASTING & CABLE--1.2%
Comcast Corp., Special Class A...........................        5,000       180,000
Mediacom Communications Corp. (a)........................        1,500        27,390
                                                                         -----------
                                                                             207,390
                                                                         -----------
PUBLISHING & PRINTING--0.3%
The New York Times Co., Class A..........................        1,200        51,900
                                                                         -----------
RETAILING--4.2%
APPAREL RETAIL--1.8%
TJX Companies, Inc. .....................................        7,600       302,936
                                                                         -----------
DEPARTMENT STORES--1.3%
Federated Department Stores, Inc. (a)....................        5,500       224,950
                                                                         -----------
GENERAL MERCHANDISE STORES--0.5%
BJ's Wholesale Club, Inc. (a)............................        1,800        79,380
                                                                         -----------
SPECIALTY STORES--0.6%
Borders Group, Inc. (a)..................................        4,800        95,232
                                                                         -----------
------------------------------------------------------------------------------------
CONSUMER STAPLES--5.7%
FOOD, BEVERAGES & TOBACCO--3.9%
PACKAGED FOODS--3.3%
Dean Foods Co. (a).......................................        5,600       381,920
Hormel Foods Corp. ......................................        2,000        53,740
McCormick & Co. .........................................        2,900       121,713
                                                                         -----------
                                                                             557,373
                                                                         -----------

                                                             SHARES         VALUE
                                                           -----------   -----------
SOFT DRINKS--0.6%
The Pepsi Bottling Group, Inc............................        4,600   $   108,100
                                                                         -----------
HOUSEHOLD & PERSONAL PRODUCTS--1.8%
PERSONAL PRODUCTS--1.8%
Avon Products, Inc. .....................................        6,600       306,900
                                                                         -----------
------------------------------------------------------------------------------------
ENERGY--6.4%
INTEGRATED OIL & GAS--2.9%
Amerada Hess Corp. ......................................        4,400       275,000
Occidental Petroleum Corp. ..............................        2,600        68,978
Phillips Petroleum Co. ..................................        2,560       154,266
                                                                         -----------
                                                                             498,244
                                                                         -----------
OIL & GAS DRILLING--1.7%
Diamond Offshore Drilling, Inc. .........................        2,400        72,960
Noble Drilling Corp. (a).................................        3,100       105,524
Transocean Sedco Forex, Inc. ............................        3,050       103,151
                                                                         -----------
                                                                             281,635
                                                                         -----------
OIL & GAS EQUIPMENT & SERVICES--0.8%
BJ Services Co. (a)......................................        1,100        35,695
Petroleum Geo-Services, ADR (a)..........................        4,000        31,840
Weatherford International, Inc. (a)......................        1,900        70,794
                                                                         -----------
                                                                             138,329
                                                                         -----------
OIL & GAS EXPLORATION & PRODUCTION--0.9%
PanCanadian Energy Corp. ................................            1            16
XTO Energy, Inc. ........................................        8,300       145,250
                                                                         -----------
                                                                             145,266
                                                                         -----------
OIL & GAS REFINING & MARKETING--0.1%
Ultramar Diamond Shamrock Corp. .........................          400        19,792
                                                                         -----------
------------------------------------------------------------------------------------
FINANCIALS--17.4%
BANKS--8.4%
Banknorth Group, Inc. ...................................        4,400        99,088
City National Corp. .....................................        6,400       299,840
Cullen/Frost Bankers, Inc. ..............................        2,000        61,760
Golden State Bancorp, Inc. ..............................        5,500       143,825
Golden West Financial Corp. .............................        4,700       276,595
Greenpoint Financial Corp. ..............................        5,500       196,625
North Fork Bancorporation, Inc. .........................        7,300       233,527
U.S. Bancorp, Inc. ......................................        5,400       113,022
                                                                         -----------
                                                                           1,424,282
                                                                         -----------
DIVERSIFIED FINANCIAL SERVICES--5.3%
Ambac Financial Group, Inc. .............................        3,150       182,259
Bear Stearns Cos., Inc. .................................        2,900       170,056
J.P. Morgan Chase & Co. .................................        3,000       109,050
Lehman Brothers Holdings, Inc. ..........................        1,900       126,920
Stilwell Financial, Inc. ................................       11,500       313,030
                                                                         -----------
                                                                             901,315
                                                                         -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Select Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES         VALUE
                                                           -----------   -----------
INSURANCE--3.7%
LIFE & HEALTH INSURANCE--0.6%
Nationwide Financial Services, Inc., Class A.............        2,600   $   107,796
                                                                         -----------
MULTI-LINE INSURANCE--0.5%
Loews Corp. .............................................        1,400        77,532
                                                                         -----------
PROPERTY & CASUALTY INSURANCE--2.6%
MGIC Investment Corp. ...................................          300        18,516
The PMI Group, Inc. .....................................        1,900       127,319
Radian Group, Inc. ......................................        4,100       176,095
St. Paul Companies, Inc. ................................        2,900       127,513
                                                                         -----------
                                                                             449,443
                                                                         -----------
------------------------------------------------------------------------------------
HEALTH CARE--4.4%
HEALTH CARE EQUIPMENT & SERVICES--3.6%
HEALTH CARE DISTRIBUTORS & SERVICES--0.3%
Patterson Dental Co. ....................................        1,400        57,302
                                                                         -----------
HEALTH CARE FACILITIES--0.8%
HCA, Inc. (a)............................................        3,600       138,744
                                                                         -----------
MANAGED HEALTH CARE--2.5%
Anthem, Inc. (a).........................................        1,600        79,200
First Health Group Corp. ................................        3,600        89,064
United Healthcare Corp. .................................        2,900       205,233
Wellpoint Health Networks, Inc. .........................          500        58,425
                                                                         -----------
                                                                             431,922
                                                                         -----------
PHARMACEUTICALS & BIOTECHNOLOGY--0.8%
IVAX Corp. ..............................................        4,175        84,084
Mylan Laboratories, Inc. ................................        1,000        37,500
Watson Pharmaceuticals, Inc. ............................          200         6,278
                                                                         -----------
                                                                             127,862
                                                                         -----------
------------------------------------------------------------------------------------
INDUSTRIALS--13.2%
CAPITAL GOODS--5.2%
AEROSPACE & DEFENSE--1.5%
Lockheed Martin Corp. ...................................        5,600       261,352
                                                                         -----------
CONSTRUCTION & FARM MACHINERY--0.7%
Navistar International Corp. (a).........................        3,100       122,450
                                                                         -----------
ELECTRICAL COMPONENTS & EQUIPMENT--1.2%
Littelfuse, Inc. ........................................        7,700       202,048
                                                                         -----------
INDUSTRIAL MACHINERY--1.8%
Dover Corp. .............................................        4,700       174,229
Ingersoll Rand Co. ......................................        3,100       129,611
                                                                         -----------
                                                                             303,840
                                                                         -----------
COMMERCIAL SERVICES & SUPPLIES--5.0%
COMMERCIAL PRINTING--0.5%
Valassis Communications, Inc. (a)........................        2,400        85,488
                                                                         -----------
DATA PROCESSING SERVICES--0.9%
DST Systems, Inc. (a)....................................        3,100       154,535
                                                                         -----------

                                                             SHARES         VALUE
                                                           -----------   -----------
DIVERSIFIED COMMERCIAL SERVICES--2.6%
Cendant Corp. (a)........................................       20,700   $   405,927
IMS Health, Inc. ........................................        2,000        39,020
                                                                         -----------
                                                                             444,947
                                                                         -----------
EMPLOYMENT SERVICES--1.0%
Manpower, Inc. ..........................................        5,000       168,550
                                                                         -----------
TRANSPORTATION--3.0%
AIRLINES--2.5%
AMR Corp. (a)............................................        9,100       201,747
Continental Airlines, Inc., Class B (a)..................        8,400       220,164
                                                                         -----------
                                                                             421,911
                                                                         -----------
TRUCKING--0.5%
CNF Transportation, Inc. ................................        2,400        80,520
                                                                         -----------
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--9.6%
SOFTWARE & SERVICES--1.6%
INFORMATION TECHNOLOGY CONSULTING & SERVICES--1.5%
Affiliated Computer Services, Inc., Class A (a)..........        2,400       254,712
                                                                         -----------
SYSTEMS SOFTWARE--0.1%
Adobe Systems, Inc. .....................................          400        12,420
Symantec Corp. (a).......................................          200        13,266
                                                                         -----------
                                                                              25,686
                                                                         -----------
TECHNOLOGY HARDWARE & EQUIPMENT--8.0%
COMPUTER HARDWARE--0.7%
Compaq Computer Corp. ...................................       11,500       112,240
                                                                         -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.8%
Amphenol Corp. ..........................................        4,100       197,005
Millipore Corp. .........................................        4,100       248,870
Vishay Intertechnology, Inc. (a).........................          450         8,775
Waters Corp. (a).........................................          400        15,500
                                                                         -----------
                                                                             470,150
                                                                         -----------
OFFICE ELECTRONICS--1.4%
Zebra Technologies Corp., Class A........................        4,200       233,142
                                                                         -----------
SEMICONDUCTOR EQUIPMENT--1.1%
Applied Materials, Inc. (a)..............................        4,400       176,440
Novellus Systems, Inc. (a)...............................          300        11,835
Teradyne, Inc. (a).......................................          200         6,028
                                                                         -----------
                                                                             194,303
                                                                         -----------
SEMICONDUCTORS--0.0%
Atmel Corp. (a)..........................................          500         3,685
                                                                         -----------
TELECOMMUNICATIONS EQUIPMENT--2.0%
Andrew Corp..............................................       15,600       341,484
                                                                         -----------
------------------------------------------------------------------------------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Select Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES         VALUE
                                                           -----------   -----------
MATERIALS--8.5%
CHEMICALS--6.0%
COMMODITY CHEMICALS--0.6%
Lyondell Petrochemical Co................................        6,600   $    94,578
                                                                         -----------
DIVERSIFIED CHEMICALS--0.5%
Engelhard Corp...........................................        2,400        66,432
FMC Corp.................................................          300        17,850
                                                                         -----------
                                                                              84,282
                                                                         -----------
SPECIALTY CHEMICALS--4.9%
Ecolab, Inc. ............................................        5,500       221,375
International Flavors & Fragrances, Inc. ................        5,600       166,376
Lubrizol Corp. ..........................................        2,900       101,761
OM Group, Inc. ..........................................        2,400       158,856
PPG Industries, Inc. ....................................        3,500       181,020
                                                                         -----------
                                                                             829,388
                                                                         -----------
METALS & MINING--0.4%
DIVERSIFIED METALS & MINING--0.3%
Inco Ltd. ...............................................        2,700        45,738
                                                                         -----------
STEEL--0.1%
Nucor Corp...............................................          300        15,888
                                                                         -----------
PAPER & FOREST PRODUCTS--2.1%
PAPER PRODUCTS--2.1%
Boise Cascade Corp. .....................................        1,300        44,213
Georgia Pacific Corp. ...................................        9,700       267,817
Westvaco Corp. ..........................................        1,900        54,055
                                                                         -----------
                                                                             366,085
                                                                         -----------
------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.8%
WIRELESS TELECOMMUNICATION SERVICES--1.8%
Telephone & Data Systems, Inc............................        3,500       314,125
                                                                         -----------
------------------------------------------------------------------------------------
UTILITIES--6.0%
ELECTRIC UTILITIES--5.0%
Allegheny Energy, Inc....................................        2,600        94,172
Conectiv, Inc............................................        1,400        34,286
Entergy Corp.............................................        2,700       105,597
Exelon Corp..............................................          950        45,486
FirstEnergy Corp.........................................        1,892        66,188
PP&L Resources, Inc......................................        2,700        94,095
Progress Energy, Inc.....................................        4,800       216,144
Progress Energy, Inc., Contingent Value Obligations
  (a)....................................................          300           126
Reliant Energy, Inc......................................        1,900        50,388
TXU Corp.................................................        2,900       136,735
                                                                         -----------
                                                                             843,217
                                                                         -----------

                                                             SHARES         VALUE
                                                           -----------   -----------
GAS UTILITIES--0.5%
El Paso Energy Corp......................................        1,900   $    84,759
                                                                         -----------
MULTI-UTILITIES--0.5%
Utilicorp United, Inc....................................        3,700        93,129
                                                                         -----------
TOTAL COMMON STOCKS
  (cost of $14,431,951)...............................................    14,873,574
                                                                         -----------
------------------------------------------------------------------------------------
                                                               PAR
                                                           -----------
SHORT-TERM OBLIGATION--12.5%
Repurchase agreement with SBC Warburg Ltd., dated
  12/31/01, due 01/02/02 at 1.730%, collateralized by
  U.S. Treasury Bonds and Notes with various maturities
  to 2027, market value $2,189,106 (repurchase proceeds
  $2,127,204) (cost of $2,127,000).......................  $ 2,127,000     2,127,000
                                                                         -----------
TOTAL INVESTMENTS--100.0%
  (cost of $16,558,951) (b)...........................................    17,000,574
                                                                         -----------
OTHER ASSETS & LIABILITIES, NET--0.0%.................................           538
                                                                         -----------
NET ASSETS--100.0%....................................................   $17,001,112
                                                                         ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $16,563,464. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

                      ACRONYM               NAME
                      -------               ----
                       ADR       American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Select Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost (includes short-term obligation).......    $16,558,951
                                                                -----------
Investments, at value.......................................    $14,873,574
Short-term obligation.......................................      2,127,000
Cash........................................................             71
Receivable for:
  Investments sold..........................................         19,200
  Interest..................................................            102
  Dividends.................................................         12,692
  Expense reimbursement due from Manager/Distributor........         22,941
Deferred Trustees' compensation plan........................            668
                                                                -----------
    TOTAL ASSETS............................................     17,056,248
                                                                -----------
LIABILITIES:
Payable for:
  Fund shares repurchased...................................         18,940
  Management fee............................................          9,632
  Transfer agent fee........................................            625
  Bookkeeping fee...........................................            833
  Custody fee...............................................          3,250
  Trustees' fee.............................................            411
  Audit fee.................................................         16,700
Deferred Trustees' fee......................................            668
Other liabilities...........................................          4,077
                                                                -----------
    TOTAL LIABILITIES.......................................         55,136
                                                                -----------
NET ASSETS..................................................    $17,001,112
                                                                ===========
COMPOSITION OF NET ASSETS:
Paid-in capital.............................................    $16,564,732
Overdistributed net investment income.......................           (730)
Accumulated net realized loss...............................         (4,513)
Net unrealized appreciation on investments..................        441,623
                                                                -----------
NET ASSETS..................................................    $17,001,112
                                                                ===========
CLASS A:
Net assets..................................................    $   115,300
Shares outstanding..........................................          8,443
                                                                ===========
Net asset value per share...................................    $     13.66
                                                                ===========
CLASS B:
Net assets..................................................    $16,885,812
Shares outstanding..........................................      1,237,449
                                                                ===========
Net asset value per share...................................    $     13.65
                                                                ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Liberty Select Value Fund, Variable Series
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $ 95,158
Interest....................................................      40,030
                                                                --------
  Total Investment Income (net of foreign taxes withheld of
    $51)....................................................     135,188
EXPENSES:
Management fee..............................................      65,748
Distribution fee -- Class B.................................      23,260
Bookkeeping fee.............................................      18,494
Transfer agent fee..........................................       7,500
Audit fee...................................................      24,111
Custody fee.................................................       9,736
Trustees' fee...............................................       5,979
Reports to shareholders.....................................      11,077
Other expenses..............................................       5,528
                                                                --------
  Total Expenses............................................     171,433
Fees and expenses waived or reimbursed by Manager...........     (44,763)
Fees reimbursed by Distributor--Class B.....................     (23,260)
Custody earnings credit.....................................         (23)
                                                                --------
  Net Expenses..............................................     103,387
                                                                --------
Net Investment Income.......................................      31,801
                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................      63,084
Net change in unrealized appreciation/depreciation on
  investments...............................................     142,927
                                                                --------
Net Gain....................................................     206,011
                                                                --------
Increase in Net Assets from Operations......................    $237,812
                                                                ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Select Value Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 YEAR ENDED     PERIOD ENDED
                                                                DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001          2000 (A)
----------------------------------                              ------------    -------------
OPERATIONS:
Net investment income.......................................    $    31,801      $   18,260
Net realized gain (loss) on investments.....................         63,084         (44,263)
Net change in unrealized appreciation/depreciation on
  investments...............................................        142,927         298,696
                                                                -----------      ----------
       Net Increase from Operations.........................        237,812         272,693
                                                                -----------      ----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A...................................................           (252)           (571)
  Class B...................................................        (36,585)        (19,255)
From net realized capital gains:
  Class A...................................................           (168)            (12)
  Class B...................................................        (24,390)           (411)
Return of capital:
  Class A...................................................             --            (458)
  Class B...................................................             --         (15,421)
                                                                -----------      ----------
     Total Distributions Declared to Shareholders...........        (61,395)        (36,128)
                                                                -----------      ----------
SHARE TRANSACTIONS:
Class A:
  Subscription..............................................             --         100,000
  Distributions reinvested..................................            420           1,041
                                                                -----------      ----------
     Net Increase...........................................            420         101,041
                                                                -----------      ----------
Class B:
  Subscriptions.............................................     13,483,502       3,515,835
  Distributions reinvested..................................         60,975          35,087
  Redemptions...............................................       (593,645)        (15,085)
                                                                -----------      ----------
     Net Increase...........................................     12,950,832       3,535,837
                                                                -----------      ----------
Net Increase from Share Transactions........................     12,951,252       3,636,878
                                                                -----------      ----------
Total Increase in Net Assets................................     13,127,669       3,873,443
NET ASSETS:
Beginning of period.........................................      3,873,443              --
                                                                -----------      ----------
End of period (including overdistributed net investment
  income of $(730) and $(340), respectively)................    $17,001,112      $3,873,443
                                                                ===========      ==========
CHANGES IN SHARES:
Class A:
  Subscriptions.............................................             --           8,333
  Issued for distributions reinvested.......................             31              79
                                                                -----------      ----------
     Net Increase...........................................             31           8,412
                                                                -----------      ----------
Class B:
  Subscriptions.............................................        995,608         282,649
  Issued for distributions reinvested.......................          4,473           2,656
  Redemptions...............................................        (46,766)         (1,171)
                                                                -----------      ----------
     Net Increase...........................................        953,315         284,134
                                                                -----------      ----------

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Liberty Select Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Liberty Select Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment goal is to seek long-term growth. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares:
Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Liberty Select Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

The following reclassifications have been made to the financial statements:

              INCREASE (DECREASE)
-----------------------------------------------
PAID-IN   OVERDISTRIBUTED NET   ACCUMULATED NET
CAPITAL    INVESTMENT INCOME     REALIZED LOSS
-------   -------------------   ---------------
$(6,293)        $4,646              $1,647

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax composition of dividends was as follows:

Ordinary income                   $61,395
                                  =======

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.70% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.50% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager and Colonial, completed the sale of its asset management business, including the Manager and Colonial, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Manager and Colonial and, therefore, an assignment of their investment advisory contracts with the Fund to Fleet. The Fund had obtained approval of new investment advisory contracts by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contracts in all material respects except for their effective and termination dates.

  BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, Colonial provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.040% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B average daily net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.10% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each Class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $23 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Liberty Select Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2001, purchases and sales of investments, other than short term obligations, were $12,455,791 and $1,242,385, respectively.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation  $1,435,072
Gross unrealized depreciation    (997,962)
                               ----------
  Net unrealized appreciation  $  437,110
                               ==========

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2001, the Fund used AlphaTrade Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to AlphaTrade Inc. during the year were $993.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Select Value Fund, Variable Series -- Class B Shares
--------------------------------------------------------------------------------

                                                                  YEAR           PERIOD
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001          2000 (A)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 13.24          $12.00
                                                                -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................       0.05            0.09
Net realized and unrealized gain on investments.............       0.41            1.28
                                                                -------          ------
     Total from Investment Operations.......................       0.46            1.37
                                                                -------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................      (0.03)          (0.07)
From net realized capital gains.............................      (0.02)             --(c)
Return of capital...........................................         --           (0.06)
                                                                -------          ------
     Total Distributions Declared to Shareholders...........      (0.05)          (0.13)
                                                                -------          ------
NET ASSET VALUE, END OF PERIOD..............................    $ 13.65          $13.24
                                                                =======          ======
Total return (d)(e)(f)......................................       3.47%          11.38%(g)
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)................................................       1.10%           1.10%(i)
Net investment income (h)...................................       0.34%           1.13%(i)
Waiver/reimbursement........................................       0.73%           1.56%(i)
Portfolio turnover rate.....................................         15%             26%(g)
Net assets, end of period (000's)...........................    $16,886          $3,762

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Distributor and the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Liberty Select Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty Select Value Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Liberty Select Value Fund, Variable Series, was held to conduct a vote for or against the approval of the following Items listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 720,752.558 shares outstanding. The votes cast were as follows:

                                        % OF
                                     OUTSTANDING   % OF SHARES
                         SHARES        SHARES         VOTED
                       -----------   -----------   -----------
PROPOSAL 1. To
  approve a new
  investment advisory
  agreement:
  Affirmative........  698,150.286     96.864%       96.864%
  Against............    3,437.263      0.477%        0.477%
  Abstain............   19,165.009      2.659%        2.659%

                                        % OF
                                     OUTSTANDING   % OF SHARES
                         SHARES        SHARES         VOTED
                       -----------   -----------   -----------
PROPOSAL 2. To
  approve a new
  sub-advisory
  agreement:
  Affirmative........  699,236.757     97.015%       97.015%
  Against............    1,912.966      0.265%        0.265%
  Abstain............   19,602.835      2.720%        2.720%

                                      AFFIRMATIVE    WITHHOLD
                                      -----------    --------
PROPOSAL 3. To elect a Board of
  Trustees:
  Douglas A. Hacker.................  720,663.791     88.767
  Janet Langford Kelly..............  720,663.791     88.767
  Richard W. Lowry..................  720,663.791     88.767
  Salvatore Macera..................  720,663.791     88.767
  William E. Mayer..................  720,663.791     88.767
  Charles R. Nelson.................  720,663.791     88.767
  John J. Neuhauser.................  720,663.791     88.767
  Joseph R. Palombo.................  720,663.791     88.767
  Thomas E. Stitzel.................  720,663.791     88.767
  Thomas C. Theobald................  720,663.791     88.767
  Anne-Lee Verville.................  720,663.791     88.767

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION

100% of the ordinary income distributed by the Fund, in the year ended December 31, 2001, qualifies for the corporate dividends received deduction.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Liberty Value Fund, Variable Series seeks primarily income and long-term capital growth, and secondarily, preservation of capital.

  Scott Schermerhorn, the fund's portfolio manager, is a senior vice president of Colonial Management Associates, Inc.

VALUE STOCKS REMAIN STRONG
Value investing rebounded in early 2000, and remained strong through the end of 2001. The extended economic downturn and the terrorist attacks of September 11th have guided investors to focus more closely on valuation -- something they may have previously overlooked.

OUR FOCUS IS ON COMPANIES, NOT THE ECONOMY
The current economic downturn is part of a naturally occurring business cycle. During a long period of economic expansion, like the one we experienced throughout the 1990s into the first half of 2000, companies increased their capacity to a point where supply eventually overstepped demand. The result was an economic contraction. However, we don't rely solely on our economic outlook to affect our decision-making process. Instead of speculating on which companies will benefit from an economic shift, we have focused on companies that are doing well now.

OUR COMMITMENT HAS PAID OFF
Value stocks outperformed growth stocks through the end of 2001, and we believe that they will continue to do so in 2002. Historically, periods of outperformance between value and growth have run three years or more. Value's outperformance is only two years old. As a result, we see no imminent shift in market leadership. In addition, we believe value stocks are still relatively inexpensive compared to growth stocks. Large discrepancies in valuation such as this often cause movements in market leadership. This was evident in the underperformance of value stocks from 1996 through early 2000. Finally, we believe there is still too much optimism for technology and other aggressive growth industries and that there still needs to be further contraction.

A BOTTOM-UP APPROACH
We employ a bottom-up investment process, which means we look for top-performing companies and not sectors. If we happen to identify multiple companies from the same sector, then that is where we invest. But we start with the companies first. However, from a sector perspective our lack of exposure to technology and an overemphasis on what we believe are more stable companies in consumer staples helped fund performance.

OPPORTUNITY EXISTS IN ENERGY
We are also finding opportunity in the energy sector. Energy is a global commodity and we're in a global recession. Our belief is that when the economy recovers, energy stocks will follow suit. Oil prices, for instance, have gone down not because of excess supply, but because of lack of demand. Similarly, many investors are willing to speculate on other global commodity companies, like paper and steel, while they're dependent on the same cycle as energy. In whatever direction the economy moves, energy companies are still inexpensive and are making money right now.

                       ---------------------------------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Liberty Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                  1-YEAR   5-YEAR   LIFE
-------------------------------------------------------------
 Class B(1) (6/1/00)              -0.43    11.86    12.86
 S&P 500 Index                    -11.88   10.70    13.75(2)

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 7/1/93(3) - 12/31/01
------------------------------------------------------------
[Performance Graph]

                                                                       CLASS B SHARES                     S&P 500 INDEX
                                                                       --------------                     -------------
7/1/93                                                                    10000.00                           10000.00
7/31/93                                                                   10070.00                            9960.00
8/31/93                                                                   10530.20                           10337.50
9/30/93                                                                   10559.70                           10257.90
10/31/93                                                                  10680.10                           10470.20
11/30/93                                                                  10409.90                           10370.80
12/31/93                                                                  10501.50                           10496.20
1/31/94                                                                   10856.40                           10853.10
2/28/94                                                                   10704.40                           10559.00
3/31/94                                                                   10339.40                           10099.70
4/30/94                                                                   10420.00                           10229.00
5/31/94                                                                   10338.80                           10395.70
6/30/94                                                                   10115.50                           10141.00
7/31/94                                                                   10399.70                           10473.60
8/31/94                                                                   10784.50                           10902.00
9/30/94                                                                   10581.70                           10636.00
10/31/94                                                                  10571.20                           10874.20
11/30/94                                                                  10216.00                           10478.40
12/31/94                                                                  10420.30                           10633.50
1/31/95                                                                   10534.90                           10908.90
2/28/95                                                                   10940.50                           11333.20
3/31/95                                                                   11179.00                           11667.60
4/30/95                                                                   11459.60                           12010.60
5/31/95                                                                   11791.90                           12489.80
6/30/95                                                                   12113.90                           12779.60
7/31/95                                                                   12456.70                           13202.60
8/31/95                                                                   12643.50                           13235.60
9/30/95                                                                   12872.40                           13794.10
10/31/95                                                                  12882.70                           13744.50
11/30/95                                                                  13475.30                           14346.50
12/31/95                                                                  13548.00                           14623.40
1/31/96                                                                   14075.10                           15120.60
2/29/96                                                                   14236.90                           15261.20
3/31/96                                                                   14225.50                           15407.70
4/30/96                                                                   14473.00                           15634.20
5/31/96                                                                   14745.10                           16036.00
6/30/96                                                                   14712.70                           16096.90
7/31/96                                                                   14024.10                           15385.50
8/31/96                                                                   14465.90                           15710.10
9/30/96                                                                   14950.50                           16593.00
10/31/96                                                                  15273.50                           17051.00
11/30/96                                                                  15973.00                           18338.30
12/31/96                                                                  15974.60                           17975.20
1/31/97                                                                   16501.70                           19096.90
2/28/97                                                                   16684.90                           19247.70
3/31/97                                                                   15907.40                           18458.60
4/30/97                                                                   16616.90                           19558.70
5/31/97                                                                   17680.30                           20753.70
6/30/97                                                                   18537.80                           21677.30
7/31/97                                                                   19555.60                           23400.60
8/31/97                                                                   19131.20                           22090.20
9/30/97                                                                   20024.60                           23298.50
10/31/97                                                                  19429.90                           22520.30
11/30/97                                                                  19944.80                           23563.00
12/31/97                                                                  20601.00                           23968.30
1/31/98                                                                   20654.50                           24232.00
2/28/98                                                                   22038.40                           25979.10
3/31/98                                                                   22589.30                           27309.20
4/30/98                                                                   22776.80                           27587.80
5/31/98                                                                   22321.30                           27113.30
6/30/98                                                                   22656.10                           28214.10
7/31/98                                                                   22078.40                           27915.00
8/31/98                                                                   18843.90                           23881.30
9/30/98                                                                   19582.60                           25412.10
10/31/98                                                                  20804.50                           27475.50
11/30/98                                                                  21838.50                           29140.50
12/31/98                                                                  22895.50                           30819.00
1/31/99                                                                   23328.20                           32107.30
2/28/99                                                                   22294.80                           31108.80
3/31/99                                                                   22838.80                           32353.10
4/30/99                                                                   23592.50                           33605.20
5/31/99                                                                   23507.50                           32812.10
6/30/99                                                                   24737.00                           34626.60
7/31/99                                                                   24150.70                           33549.70
8/31/99                                                                   23759.50                           33382.00
9/30/99                                                                   23341.30                           32467.30
10/31/99                                                                  24529.40                           34522.50
11/30/99                                                                  24181.10                           35223.30
12/31/99                                                                  24166.60                           37294.40
1/31/00                                                                   22864.00                           35422.20
2/29/00                                                                   21194.90                           34752.80
3/31/00                                                                   23780.70                           38151.60
4/30/00                                                                   24239.70                           37003.20
5/31/00                                                                   25560.70                           36244.60
6/30/00                                                                   24185.50                           37136.20
7/31/00                                                                   23726.00                           36556.90
8/31/00                                                                   25192.30                           38827.10
9/30/00                                                                   25560.10                           36777.00
10/31/00                                                                  26661.70                           36622.60
11/30/00                                                                  26459.10                           33736.70
12/31/00                                                                  28096.90                           33902.00
1/31/01                                                                   27928.30                           35105.60
2/28/01                                                                   27741.20                           31907.40
3/31/01                                                                   26903.40                           29887.70
4/30/01                                                                   27220.90                           32207.00
5/31/01                                                                   27778.90                           32422.80
6/30/01                                                                   26809.50                           31634.90
7/31/01                                                                   27664.70                           31324.90
8/31/01                                                                   27570.60                           29367.10
9/30/01                                                                   26489.80                           26997.10
10/31/01                                                                  26712.40                           27512.80
11/30/01                                                                  27772.80                           29623.00
12/31/01                                                                  27977.00                           29884.00

      NET ASSET VALUE ($)        12/31/00   12/31/01
--------------------------------------------------------
 Class B                          15.09      13.80

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(2) Index performance is from June 30, 1993.

(3) Inception date of class A shares (oldest existing share class).

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   ------------
COMMON STOCKS--94.0%
CONSUMER DISCRETIONARY--12.1%
AUTOMOBILES & COMPONENTS--2.2%
AUTO PARTS & EQUIPMENT--1.6%
Delphi Automotive Systems Corp. .........................     195,178   $  2,666,131
                                                                        ------------
TIRES & RUBBER-- 0.6%
Goodyear Tire & Rubber Co. ..............................      41,400        985,734
                                                                        ------------
CONSUMER DURABLES & APPAREL-- 2.3%
PHOTOGRAPHIC EQUIPMENT--2.3%
Eastman Kodak Co. .......................................     131,700      3,875,931
                                                                        ------------
HOTELS, RESTAURANTS & LEISURE--3.8%
HOTELS--1.2%
Starwood Hotels & Resorts Worldwide, Inc. ...............      66,000      1,970,100
                                                                        ------------
RESTAURANTS--2.6%
McDonald's Corp. ........................................     165,600      4,383,432
                                                                        ------------
MEDIA--1.6%
ADVERTISING--1.6%
Interpublic Group of Companies, Inc. ....................      87,600      2,587,704
                                                                        ------------
RETAILING--2.2%
COMPUTER & ELECTRONICS RETAIL--0.5%
Circuit City Stores, Inc. ...............................      30,600        794,070
                                                                        ------------
HOME IMPROVEMENT RETAIL--1.7%
Sherwin-Williams Co. ....................................     102,700      2,824,250
                                                                        ------------
------------------------------------------------------------------------------------
CONSUMER STAPLES--18.0%
FOOD, BEVERAGES & TOBACCO--16.0%
AGRICULTURAL PRODUCTS--3.5%
Archer Daniels Midland Co. ..............................     401,856      5,766,634
                                                                        ------------
PACKAGED FOODS--9.8%
ConAgra Foods, Inc. .....................................     300,100      7,133,377
General Mills, Inc. .....................................      52,000      2,704,520
Sara Lee Corp. ..........................................     287,300      6,386,679
                                                                        ------------
                                                                          16,224,576
                                                                        ------------
TOBACCO--2.7%
Philip Morris Companies, Inc. ...........................      99,400      4,557,490
                                                                        ------------
HOUSEHOLD & PERSONAL PRODUCTS--2.0%
HOUSEHOLD PRODUCTS--2.0%
Procter & Gamble Co. ....................................      41,600      3,291,808
                                                                        ------------
------------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   ------------
ENERGY--15.7%
INTEGRATED OIL & GAS--12.2%
Amerada Hess Corp. ......................................      54,100   $  3,381,250
ChevronTexaco Corp. .....................................      36,800      3,297,648
Marathon Oil Corp. ......................................     150,100      4,503,000
Phillips Petroleum Co. ..................................      87,970      5,301,072
Royal Dutch Petroleum Co., NY Shares.....................      77,600      3,803,952
                                                                        ------------
                                                                          20,286,922
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES--0.6%
Halliburton Co. .........................................      73,500        962,850
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION--1.8%
Anadarko Petroleum Corp. ................................      53,600      3,047,160
                                                                        ------------
OIL & GAS REFINING & MARKETING--1.1%
Sunoco, Inc. ............................................      46,800      1,747,512
                                                                        ------------
------------------------------------------------------------------------------------
FINANCIALS--11.0%
DIVERSIFIED FINANCIAL SERVICES--2.2%
Freddie Mac..............................................      56,500      3,695,100
                                                                        ------------
INSURANCE--8.8%
INSURANCE BROKERS--1.2%
AON Corp. ...............................................      55,000      1,953,600
                                                                        ------------
PROPERTY & CASUALTY INSURANCE--7.6%
Berkshire Hathaway, Inc., Class A........................         100      7,560,000
Chubb Corp. .............................................      40,000      2,760,000
XL Capital Ltd., Class A.................................      25,900      2,366,224
                                                                        ------------
                                                                          12,686,224
                                                                        ------------
------------------------------------------------------------------------------------
HEALTH CARE--13.4%
HEALTH CARE EQUIPMENT & SERVICES--6.8%
HEALTH CARE EQUIPMENT--1.3%
Boston Scientific Corp. (a)..............................      88,100      2,124,972
                                                                        ------------
MANAGED HEALTHCARE SERVICES--5.5%
Aetna Inc. ..............................................     276,300      9,115,137
                                                                        ------------
PHARMACEUTICALS & BIOTECHNOLOGY--6.6%
PHARMACEUTICALS--6.6%
Bristol-Myers Squibb Co. ................................      46,400      2,366,400
Merck & Co., Inc. .......................................      58,600      3,445,680
Pharmacia Corp. .........................................     120,600      5,143,590
                                                                        ------------
                                                                          10,955,670
                                                                        ------------
------------------------------------------------------------------------------------
INDUSTRIALS--6.4%
CAPITAL GOODS--3.5%
AEROSPACE & DEFENSE--0.9%
Raytheon Co. ............................................      47,410      1,539,403
                                                                        ------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.5%
Emerson Electric Co. ....................................      42,400      2,421,040
                                                                        ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   ------------
INDUSTRIAL MACHINERY--1.1%
Dover Corp. .............................................      47,100   $  1,745,997
                                                                        ------------
COMMERCIAL SERVICES & SUPPLIES--1.3%
ENVIRONMENTAL SERVICES--1.3%
Waste Management, Inc. ..................................      67,900      2,166,689
                                                                        ------------
TRANSPORTATION--1.6%
AIRLINES--1.6%
AMR Corp. (a)............................................     119,000      2,638,230
                                                                        ------------
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--3.1%
TECHNOLOGY HARDWARE & EQUIPMENT--3.1%
COMPUTER HARDWARE--0.5%
Gateway, Inc. (a)........................................      98,200        789,528
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
Solectron Corp. (a)......................................     108,000      1,218,240
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT--1.9%
Lucent Technologies, Inc. ...............................     297,100      1,868,759
Motorola, Inc. ..........................................      90,700      1,362,314
                                                                        ------------
                                                                           3,231,073
                                                                        ------------
------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--8.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--8.8%
INTEGRATED TELECOMMUNICATION SERVICES--8.8%
AT&T Corp. ..............................................     276,000      5,006,640
Deutsche Telekom AG, ADR.................................     178,550      3,017,495
Nippon Telegraph & Telephone Corp., ADR..................      53,300        863,460
Sprint-FON Group.........................................      59,900      1,202,792
WorldCom, Inc.-MCI Group.................................      70,248        892,150
WorldCom, Inc.-WorldCom Group (a)........................     252,100      3,549,568
                                                                        ------------
                                                                          14,532,105
                                                                        ------------
------------------------------------------------------------------------------------
UTILITIES--5.5%
ELECTRIC UTILITIES--3.3%
Edison International.....................................     116,800      1,763,680
Mirant Corp. (a).........................................          --              2
PG&E Corp. ..............................................     191,700      3,688,308
                                                                        ------------
                                                                           5,451,990
                                                                        ------------

                                                             SHARES        VALUE
                                                           ----------   ------------
GAS UTILITIES--1.7%
El Paso Corp. ...........................................      64,700   $  2,886,267
                                                                        ------------
MULTI-UTILITIES--0.5%
Western Resources, Inc. .................................      50,000        860,000
                                                                        ------------
TOTAL COMMON STOCKS
  (cost of $148,721,110).............................................    155,983,569
                                                                        ------------
------------------------------------------------------------------------------------
                                                              PAR
                                                           ----------
SHORT-TERM OBLIGATION--5.9%
Repurchase agreement with SBC Warburg Ltd., dated
  12/31/01, due 01/02/02 at 1.730%, collateralized by
  U.S. Treasury Bonds and Notes with various maturities
  to 2027, market value $10,143,783 (repurchase proceeds
  $9,856,947) (cost of $9,856,000).......................  $9,856,000      9,856,000
                                                                        ------------
TOTAL INVESTMENTS--99.9%
  (cost of $158,577,110) (b).........................................    165,839,569
                                                                        ------------
OTHER ASSETS & LIABILITIES, NET--0.1%................................        107,778
                                                                        ------------
NET ASSETS--100.0%...................................................   $165,947,347
                                                                        ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $159,347,609. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

                      ACRONYM               NAME
                      -------               ----
                       ADR       American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost.............................................    $158,577,110
                                                                     ------------
Investments, at value............................................    $165,839,569
Cash.............................................................             376
Receivable for:
  Fund shares sold...............................................         107,974
  Interest.......................................................             473
  Dividends......................................................         272,843
Deferred Trustees' compensation plan.............................           4,607
                                                                     ------------
    TOTAL ASSETS.................................................     166,225,842
                                                                     ------------
LIABILITIES:
Payable for:
  Fund shares repurchased........................................         126,075
  Management fee.................................................          90,870
  Transfer agent fee.............................................             625
  Bookkeeping fee................................................           5,829
  Trustees' fee..................................................             611
Deferred Trustees' fee...........................................           4,607
Other liabilities................................................          49,878
                                                                     ------------
    TOTAL LIABILITIES............................................         278,495
                                                                     ------------
NET ASSETS.......................................................    $165,947,347
                                                                     ============
COMPOSITION OF NET ASSETS:
Paid-in capital..................................................    $158,467,274
Overdistributed net investment income............................          (5,556)
Accumulated net realized gain....................................         223,202
Net unrealized appreciation (depreciation) on:
  Investments....................................................       7,262,459
  Foreign currency translations..................................             (32)
                                                                     ------------
NET ASSETS.......................................................    $165,947,347
                                                                     ============
CLASS A:
Net assets.......................................................    $158,192,695
Shares outstanding...............................................      11,446,202
                                                                     ============
Net asset value per share........................................    $      13.82
                                                                     ============
CLASS B:
Net assets.......................................................    $  7,754,652
Shares outstanding...............................................         561,965
                                                                     ============
Net asset value per share........................................    $      13.80
                                                                     ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends........................................................    $  3,247,108
Interest.........................................................         242,755
                                                                     ------------
  Total Investment Income (net of foreign tax withheld of
    $10,229).....................................................       3,489,863
EXPENSES:
Management fee...................................................       1,145,972
Distribution fee--Class B........................................          11,431
Bookkeeping fee..................................................          74,777
Transfer agent fee...............................................           7,500
Trustees' fee....................................................          17,777
Reports to shareholders..........................................         109,488
Other expenses...................................................          77,364
                                                                     ------------
  Total Expenses.................................................       1,444,309
Custody earnings credit..........................................              (7)
                                                                     ------------
  Net Expenses...................................................       1,444,302
                                                                     ------------
Net Investment Income............................................       2,045,561
                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
Net realized gain (loss) on:
  Investments....................................................      16,948,668
  Foreign currency transactions..................................             (10)
                                                                     ------------
    Net realized gain............................................      16,948,658
Net change in unrealized appreciation/depreciation on
  investments....................................................     (20,337,495)
                                                                     ------------
Net Loss.........................................................      (3,388,837)
                                                                     ------------
Decrease in Net Assets from Operations...........................    $ (1,343,276)
                                                                     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Value Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001          2000 (A)
----------------------------------                              ------------    ------------
OPERATIONS:
Net investment income.......................................    $  2,045,561    $  2,502,578
Net realized gain (loss) on investments and foreign currency
  transactions..............................................      16,948,658      (3,669,109)
Net change in unrealized appreciation/depreciation on
  investments and foreign currency translations.............     (20,337,495)     29,383,105
                                                                ------------    ------------
       Net Increase (Decrease) from Operations..............      (1,343,276)     28,216,574
                                                                ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
     Class A................................................      (1,952,148)     (2,491,482)
     Class B................................................         (92,744)        (11,095)
In excess of net investment income:
     Class A................................................              --         (78,462)
     Class B................................................              --            (349)
From net realized capital gains:
     Class A................................................     (11,312,710)       (414,565)
     Class B................................................        (537,449)         (1,846)
                                                                ------------    ------------
       Total Distributions Declared to Shareholders.........     (13,895,051)     (2,997,799)
                                                                ------------    ------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions.............................................       5,987,008       8,583,346
  Distributions reinvested..................................      13,264,858       2,984,509
  Redemptions...............................................     (42,341,707)    (38,240,199)
                                                                ------------    ------------
       Net Decrease.........................................     (23,089,841)    (26,672,344)
                                                                ------------    ------------
Class B:
  Subscriptions.............................................       7,448,901       1,030,079
  Distributions reinvested..................................         630,193          13,290
  Redemptions...............................................        (902,742)        (13,190)
                                                                ------------    ------------
       Net Increase.........................................       7,176,352       1,030,179
                                                                ------------    ------------
Net Decrease from Share Transactions........................     (15,913,489)    (25,642,165)
                                                                ------------    ------------
Total Decrease in Net Assets................................     (31,151,816)       (423,390)
NET ASSETS:
Beginning of period.........................................     197,099,163     197,522,553
                                                                ------------    ------------
End of period (including overdistributed net investment
  income of $(5,556) and $(6,215), respectively)............    $165,947,347    $197,099,163
                                                                ============    ============
CHANGES IN SHARES:
Class A:
  Subscriptions.............................................         406,061         646,054
  Issued for distributions reinvested.......................         957,751         200,819
  Redemptions...............................................      (2,891,621)     (2,856,428)
                                                                ------------    ------------
       Net Decrease.........................................      (1,527,809)     (2,009,555)
                                                                ------------    ------------
Class B:
  Subscriptions.............................................         506,945          71,758
  Issued for distributions reinvested.......................          45,567             888
  Redemptions...............................................         (62,240)           (953)
                                                                ------------    ------------
       Net Increase.........................................         490,272          71,693
                                                                ------------    ------------

(a) Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Liberty Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Liberty Value Fund, Variable Series (the "Fund") a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek primarily income and long-term capital growth and secondarily, preservation of capital. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares:
Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fees applicable to Class B shares only.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Liberty Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

              INCREASE (DECREASE)
-----------------------------------------------
PAID-IN   OVERDISTRIBUTED NET   ACCUMULATED NET
CAPITAL    INVESTMENT INCOME     REALIZED GAIN
-------   -------------------   ---------------
  $(1)           $(10)                $11

These reclassifications are primarily due to foreign currency transactions. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Tax composition of dividends was as follows:

Ordinary income               $ 3,940,882
Long-term capital gains         9,954,169
                              -----------
                              $13,895,051
                              ===========

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager and Colonial, completed the sale of its asset management business, including the Manager and Colonial to Fleet National Bank ("Fleet"). This transaction resulted in a change of control

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Liberty Value Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

of the Manager and Colonial and, therefore, an assignment of their investment advisory contracts with the Fund to Fleet. The Fund had obtained approval of new investment advisory contracts by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contracts in all material respects except for their effective and termination dates.

  BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, Colonial provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.040% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B average daily net assets as of the 20th of each month.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $7 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2001, purchases and sales of investments, other than short term obligations, were $92,286,934 and $121,005,458, respectively.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation     $ 20,014,302
Gross unrealized depreciation      (13,522,342)
                                  ------------
  Net unrealized appreciation     $  6,491,960
                                  ============

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2001, the Fund used AlphaTrade Inc., a wholly owned subsidiary of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the year were to $37,223.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Value Fund, Variable Series -- Class B Shares
--------------------------------------------------------------------------------

                                                                  YEAR            PERIOD
                                                                 ENDED            ENDED
                                                              DECEMBER 31,     DECEMBER 31,
                                                                  2001           2000 (A)
                                                              ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $15.09           $13.94
                                                                 ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................       0.13             0.09
Net realized and unrealized gain (loss) on investments......      (0.19)            1.29
                                                                 ------           ------
     Total from Investment Operations.......................      (0.06)            1.38
                                                                 ------           ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................      (0.17)           (0.19)
In excess of net investment income..........................         --            (0.01)
From net realized capital gains.............................      (1.06)           (0.03)
                                                                 ------           ------
     Total Distributions Declared to Shareholders...........      (1.23)           (0.23)
                                                                 ------           ------
NET ASSET VALUE, END OF PERIOD..............................     $13.80           $15.09
                                                                 ======           ======
Total return (c)(d).........................................      (0.43)%           9.86%(e)(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)................................................       1.06%            1.00%(h)
Net investment income (g)...................................       0.91%            1.09%(h)
Waiver/reimbursement........................................         --             0.04%(h)
Portfolio turnover rate.....................................         54%              84%
Net assets, end of period (000's)...........................     $7,755           $1,082

(a) Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the Manager and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Liberty Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty Value Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Liberty Value Fund, Variable Series, was held to conduct a vote for or against the approval of the following Items listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 11,872,080.279 shares outstanding. The votes cast were as follows:

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                           --------------   -----------   ------
PROPOSAL 1. To approve a
new investment advisory
agreement:
  Affirmative............  11,024,699.680     92.862%     92.862%
  Against................     244,798.092      2.062%      2.062%
  Abstain................     602,582.501      5.076%      5.076%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                           --------------   -----------   ------
PROPOSAL 2. To approve a
new sub-advisory
agreement:
  Affirmative............  10,985,603.720     92.533%     92.533%
  Against................     261,681.836      2.204%      2.204%
  Abstain................     624,794.717      5.263%      5.263%


                                    AFFIRMATIVE      WITHHOLD
                                   --------------   -----------
PROPOSAL 3. To elect a Board of
Trustees:
  Douglas A. Hacker..............  11,536,448.338   335,631.935
  Janet Langford Kelly...........  11,546,252.310   325,827.963
  Richard W. Lowry...............  11,552,273.550   319,806.723
  Salvatore Macera...............  11,531,638.278   340,441.995
  William E. Mayer...............  11,538,557.488   333,522.785
  Charles R. Nelson..............  11,549,464.135   322,616.138
  John J. Neuhauser..............  11,547,541.511   324,538.762
  Joseph R. Palombo..............  11,536,448.338   335,631.935
  Thomas E. Stitzel..............  11,550,447.803   321,632.470
  Thomas C. Theobald.............  11,552,273.550   319,806.723
  Anne-Lee Verville..............  11,550,660.186   321,420.087

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION

For the fiscal year ended December 31, 2001, the Fund earned long-term gains distributions of $10,947,867.

80.08% of the ordinary income distributed by the Fund, in the year ended December 31, 2001, qualifies for the corporate dividends received deduction.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Newport Tiger Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Newport Tiger Fund, Variable Series seeks long-term capital appreciation.

  Lynda Couch is the fund's portfolio manager. Ms. Couch is a managing director of Newport Fund Management, Inc.

With the US economy accounting for 20% of the world's gross domestic product, the United States continues to be the engine of global growth. As a result, the US economic slowdown has been bad news for many Asian economies. In particular, Singapore, the world's largest exporter of computer hard drives, has suffered its worst recession since gaining its independence in 1963. However, the Asian stock markets have been discounting a US slowdown for some time and, as of the end of the period, their markets by most measures were cheap, especially compared to the United States and Europe.

US SLOWDOWN SPREADS TO TIGER COUNTRIES
Despite our optimism for the long-term prospects in the region, the US slowdown had a significant and sobering effect on several Tiger markets. The fund's poor performance was in part a result of having large positions in both Hong Kong and Singapore, comprising 37.0% and 17.0% of total investments, respectively. Both markets performed poorly for the 12 months, down 24% and 15%, respectively.

     Examples of companies that hurt fund performance include Johnson Electric (2.5% of net assets), one of the world's largest manufacturers of micromotors, which are used in products ranging from kitchen appliances to car windows. This stock was aggressively sold by those worried about its sensitivity to the weak economic outlook. Li & Fung (3.5% of net assets), the premier global outsourcing agent, fell prey to the same fears.

     In addition, the fund was underweight relative to its benchmark index in both South Korea and Taiwan, whose stock markets appreciated by 35% and 17% over the 12 months.

CHINA SHINES
After 15 years of negotiations, China joined the World Trade Organization at the end of 2001. We believe this development will be beneficial for world trade and, in particular, corporate development within China. As of year-end, the fund held a sizeable investment in Chinese shares. These shares are listed and traded in Hong Kong where levels of disclosure are far better. In addition, the fund also had a sizeable investment in Hong Kong companies, which we think should benefit from China's economic progress.

DOMESTIC DEMAND FUELING GROWTH IN CHINA
In our view, the real story in China is that its growth is more dependent on domestic demand than on exports. We believe that the government has both the political will and financial wherewithal to continue its strong fiscal policies. In addition, we think there is a fundamental change occurring in many parts of Asia, which will have significant investment implications as some markets move toward domestically fueled economies rather than export-led ones. China, India and South Korea appear to be the economies best positioned to benefit from this secular trend.

                       ---------------------------------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

Investing in the fund offers long-term growth potential; however, the net asset value of the fund will fluctuate due to economic and political developments and currency exchange rate fluctuations. Many of the Asian countries are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Holdings and country weights are disclosed as of December 31, 2001, and are subject to change.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Newport Tiger Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                  1-YEAR   5-YEAR   LIFE
-------------------------------------------------------------
 Class B(1) (6/1/00)              -16.66   -5.23    -0.27
 MSCI EAFE (GDP) Index            -22.20    2.90     4.00(2)

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 5/1/95(3) - 12/31/01
------------------------------------------------------------
[Performance Graph]

                                                                       CLASS B SHARES                 MSCI EAFE (GDP) INDEX
                                                                       --------------                 ---------------------
5/1/1995                                                                    10000                              10000
5/31/95                                                                     11100                               9903
6/30/95                                                                   10900.2                            9792.09
7/31/95                                                                     11200                            10432.5
8/31/95                                                                   10850.5                            9996.41
9/30/95                                                                   11050.2                            10115.4
10/31/95                                                                  11000.4                            9822.02
11/30/95                                                                  11049.9                            10029.3
12/31/95                                                                  11500.8                            10458.5
1/31/96                                                                   12661.2                            10591.3
2/29/96                                                                   12559.9                            10623.1
3/31/96                                                                   12559.9                            10764.4
4/30/96                                                                   12509.7                            11099.2
5/31/96                                                                   12459.6                            10934.9
6/30/96                                                                     12208                            11020.2
7/31/96                                                                   11552.4                            10703.9
8/31/96                                                                   11955.6                            10697.5
9/30/96                                                                   12308.3                            10991.7
10/31/96                                                                  12207.3                            10871.9
11/30/96                                                                  12812.8                            11336.1
12/31/96                                                                  12851.3                            11255.6
1/31/97                                                                   12749.7                              11044
2/28/97                                                                   12749.7                            11121.3
3/31/97                                                                   11984.7                            11333.7
4/30/97                                                                     11781                            11305.4
5/31/97                                                                   12851.9                            11894.4
6/30/97                                                                   13463.7                            12602.1
7/31/97                                                                   13668.3                            12879.4
8/31/97                                                                   11324.2                            11954.6
9/30/97                                                                   11680.9                            12722.1
10/31/97                                                                  9028.16                              11782
11/30/97                                                                  8875.59                            11733.7
12/31/97                                                                  8849.85                            11903.8
1/31/98                                                                      7556                            12522.8
2/28/98                                                                   9212.27                            13242.8
3/31/98                                                                   9160.68                            13964.6
4/30/98                                                                   8384.77                            14174.1
5/31/98                                                                   7246.12                            14375.3
6/30/98                                                                   6521.51                            14510.4
7/31/98                                                                    6003.7                            14699.1
8/31/98                                                                   5123.56                            12761.8
9/30/98                                                                   6003.27                            12405.7
10/31/98                                                                  7762.83                            13786.4
11/30/98                                                                  8280.62                              14502
12/31/98                                                                  8280.62                            15084.9
1/31/99                                                                   7806.14                              15100
2/28/99                                                                   7806.14                            14625.9
3/31/99                                                                   8491.52                            15395.2
4/30/99                                                                   10337.6                            16012.6
5/31/99                                                                   9652.19                            15173.5
6/30/99                                                                   10707.2                            15936.7
7/31/99                                                                   10707.2                            16421.2
8/31/99                                                                   10759.6                            16527.9
9/30/99                                                                   10337.9                            16812.2
10/31/99                                                                  11023.3                            17390.6
11/30/99                                                                  12341.6                            18013.1
12/31/99                                                                  13911.5                            19762.2
1/31/00                                                                   13274.3                            18669.4
2/29/00                                                                     13646                            19356.4
3/31/00                                                                   14176.9                            19931.3
4/30/00                                                                   13273.8                            18709.5
5/31/00                                                                   12530.5                            18292.3
6/30/00                                                                   13863.7                              19088
7/31/00                                                                     13811                            18127.9
8/31/00                                                                   13757.2                            18327.3
9/30/00                                                                   12850.6                            17475.1
10/31/00                                                                  12210.6                            16973.5
11/30/00                                                                  11570.8                            16294.6
12/31/00                                                                    11786                            16692.2
1/31/01                                                                   12700.6                            16845.7
2/28/01                                                                   11947.4                            15717.1
3/31/01                                                                   10548.4                            14701.8
4/30/01                                                                   11140.2                            15666.2
5/31/01                                                                   10817.1                            15099.1
6/30/01                                                                   10493.7                            14529.8
7/31/01                                                                   10278.5                            14208.7
8/31/01                                                                   9633.05                            13830.8
9/30/01                                                                   8126.44                            12296.9
10/31/01                                                                  8395.43                            12582.2
11/30/01                                                                  9364.26                              13049
12/31/01                                                                     9822                              12985

      NET ASSET VALUE ($)        12/31/00   12/31/01
--------------------------------------------------------
 Class B                           2.19       1.81

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) EAFE (GDP) Index is an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(2) Index performance is from April 30, 1995.

(3) Inception date of class A shares (oldest existing share class).

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Newport Tiger Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
COMMON STOCKS--93.2%
CONSUMER DISCRETIONARY--10.6%
CONSUMER DURABLES & APPAREL--3.5%
APPAREL & ACCESSORIES--3.5%
Li & Fung Ltd............................................   1,112,000   $ 1,247,676
                                                                        -----------
MEDIA--4.0%
PUBLISHING & PRINTING--4.0%
Singapore Press Holdings Ltd. ...........................     122,164     1,442,283
                                                                        -----------
RETAILING--3.1%
APPAREL RETAIL--3.1%
Giordano International Ltd. .............................   2,518,000     1,113,945
                                                                        -----------
-----------------------------------------------------------------------------------
CONSUMER STAPLES--2.7%
FOOD & DRUG RETAILING--1.2%
FOOD RETAIL--1.2%
President Chain Store Corp. .............................     209,394       442,909
                                                                        -----------
FOOD, BEVERAGES & TOBACCO--1.5%
PACKAGED FOODS--1.5%
Nestle India Ltd. .......................................      50,200       539,270
                                                                        -----------
-----------------------------------------------------------------------------------
FINANCIALS--35.0%
BANKS--16.7%
DBS Bank Ltd. ...........................................     253,638     1,895,589
HSBC Holdings PLC (b)....................................     116,794     1,370,526
Hang Seng Bank Ltd. .....................................     110,200     1,211,727
Kookmin Bank.............................................      14,363       544,762
Koram Bank (a)...........................................      48,810       444,231
Public Bank Berhad.......................................     770,000       541,019
                                                                        -----------
                                                                          6,007,854
                                                                        -----------
DIVERSIFIED FINANCIALS--7.6%
CONSUMER FINANCE--2.5%
Housing Development Finance Corp., Ltd. .................      66,080       908,634
                                                                        -----------
MULTI-SECTOR HOLDINGS--5.1%
Hutchison Whampoa Ltd....................................     189,500     1,828,541
Swire Pacific Ltd., Series A.............................         500         2,725
                                                                        -----------
                                                                          1,831,266
                                                                        -----------
REAL ESTATE--10.7%
REAL ESTATE MANAGEMENT & DEVELOPMENT--10.7%
Cheung Kong (Holdings) Ltd. .............................     151,000     1,568,379
City Developments Ltd. ..................................     154,000       504,576
Sun Hung Kai Properties Ltd. ............................     218,000     1,761,108
                                                                        -----------
                                                                          3,834,063
                                                                        -----------
-----------------------------------------------------------------------------------
HEALTH CARE--0.9%
PHARMACEUTICALS & BIOTECHNOLOGY--0.9%
PHARMACEUTICALS--0.9%
Dr. Reddy's Laboratories Ltd.............................      17,100       327,478
                                                                        -----------
-----------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
INDUSTRIALS--8.2%
CAPITAL GOODS--8.2%
AEROSPACE & DEFENSE--4.3%
Singapore Technologies Engineering Ltd. .................   1,205,000   $ 1,533,577
                                                                        -----------
ELECTRICAL COMPONENTS & EQUIPMENT--3.9%
Hon Hai Precision Industry Co., Ltd. ....................     110,000       503,073
Johnson Electric Holdings Ltd. ..........................     856,000       900,071
                                                                        -----------
                                                                          1,403,144
                                                                        -----------
-----------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--19.7%
SOFTWARE & SERVICES--3.7%
INFORMATION TECHNOLOGY CONSULTING & SERVICES--3.7%
Infosys Technologies Ltd. ...............................      15,700     1,326,327
                                                                        -----------
TECHNOLOGY HARDWARE & EQUIPMENT--16.0%
ELECTRONIC EQUIPMENT & INSTRUMENTS --2.2%
Venture Manufacturing (Singapore) Ltd. ..................     108,000       777,904
                                                                        -----------
NETWORKING EQUIPMENT--1.2%
Datacraft Asia Ltd. .....................................     203,640       443,935
                                                                        -----------
SEMICONDUCTORS--12.6%
Samsung Electronics......................................       9,050     1,923,027
Taiwan Semiconductor Manufacturing Co. (a)...............     919,674     2,300,171
United Microelectronics Corp., Ltd. .....................     207,000       301,758
                                                                        -----------
                                                                          4,524,956
                                                                        -----------
-----------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--9.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.0%
INTEGRATED TELECOMMUNICATION SERVICES--2.0%
China Unicom Ltd. (a)....................................     284,000       313,188
Korea Telecom Corp., ADR.................................      20,300       412,699
                                                                        -----------
                                                                            725,887
                                                                        -----------
WIRELESS TELECOMMUNICATION SERVICES--7.0%
China Mobile Ltd. (a)(b).................................     541,000     1,891,336
SK Telecom Co., Ltd. ....................................       3,000       612,334
                                                                        -----------
                                                                          2,503,670
                                                                        -----------
-----------------------------------------------------------------------------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Newport Tiger Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   -----------
UTILITIES--7.1%
ELECTRIC UTILITIES--2.3%
Huaneng Power International, Inc. .......................   1,390,000   $   837,725
                                                                        -----------
GAS UTILITIES--4.8%
Hong Kong & China Gas Co., Ltd. .........................   1,390,002     1,702,189
                                                                        -----------
TOTAL COMMON STOCKS
  (cost of $29,311,194)..............................................    33,474,692
                                                                        ===========
-----------------------------------------------------------------------------------
                                                              PAR
                                                           ----------
SHORT-TERM OBLIGATIONS--15.0%
U.S. GOVERNMENT AGENCY--15.0%
Federal Home Loan Bank,
  1.510% 01/02/02........................................  $5,385,000     5,384,789
                                                                        -----------
REPURCHASE AGREEMENT--0.0%
Repurchase agreement with SBC Warburg Ltd., dated
  12/31/01, due 01/02/02 at 1.730%, collateralized by
  U.S. Treasury Bonds and Notes with various maturities
  to 2027, market value $1,029 (repurchase proceeds
  $1,000) (cost of $1,000)...............................       1,000         1,000
                                                                        -----------
TOTAL SHORT-TERM OBLIGATIONS
  (cost of $5,385,789)...............................................     5,385,789
                                                                        -----------
TOTAL INVESTMENTS--108.2%
  (cost of $34,696,983) (c)..........................................    38,860,481
                                                                        -----------
OTHER ASSETS & LIABILITIES, NET--(8.2)%..............................    (2,940,689)
                                                                        -----------
NET ASSETS--100.0%...................................................   $35,919,792
                                                                        ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Represents fair value as determined in good faith under the direction of the Trustees.
(c) Cost for federal income tax purposes is $34,803,814. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences. Realized losses have been deferred and unrealized gains have been realized on investments in passive foreign investment companies for tax purposes and cost adjusted accordingly.

       SUMMARY OF SECURITIES                        % OF TOTAL
       BY COUNTRY (UNAUDITED)            VALUE      INVESTMENTS
       ----------------------         -----------   -----------
Hong Kong                             $14,378,610       37.0%
Singapore                               6,597,864       17.0
United States                           5,385,789       13.9
Korea                                   3,937,053       10.1
Taiwan                                  3,547,911        9.1
India                                   3,101,709        8.0
United Kingdom                          1,370,526        3.5
Malaysia                                  541,019        1.4
                                      -----------      -----
                                      $38,860,481      100.0%
                                      ===========      =====

Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

                      ACRONYM               NAME
                      -------               ----
                       ADR       American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Newport Tiger Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost (includes short-term obligations)...........    $ 34,696,983
                                                                     ------------
Investments, at value............................................    $ 33,474,692
Short-term obligations...........................................       5,385,789
Cash.............................................................             347
Foreign currency (cost of $4,096)................................           4,104
Receivable for:
 Fund shares sold................................................             231
 Dividends.......................................................          18,437
Deferred Trustees' compensation plan.............................           2,609
                                                                     ------------
   TOTAL ASSETS..................................................      38,886,209
                                                                     ------------
LIABILITIES:
Payable for:
 Fund shares repurchased.........................................       2,907,019
 Management fee..................................................          27,232
 Transfer agent fee..............................................             625
 Bookkeeping fee.................................................             833
 Trustees' fee...................................................             410
 Audit fee.......................................................          23,500
Deferred Trustees' fee...........................................           2,609
Other liabilities................................................           4,189
                                                                     ------------
   TOTAL LIABILITIES.............................................       2,966,417
                                                                     ------------
NET ASSETS.......................................................    $ 35,919,792
                                                                     ============
COMPOSITION OF NET ASSETS:
Paid-in capital..................................................    $ 43,868,046
Overdistributed net investment income............................          (8,284)
Accumulated net realized loss....................................     (12,103,434)
Net unrealized appreciation (depreciation) on:
 Investments.....................................................       4,163,498
 Foreign currency translations...................................             (34)
                                                                     ------------
NET ASSETS.......................................................    $ 35,919,792
                                                                     ============
CLASS A:
Net assets.......................................................    $ 33,687,942
Shares outstanding...............................................      19,053,865
                                                                     ============
Net asset value per share........................................    $       1.77
                                                                     ============
CLASS B:
Net assets.......................................................    $  2,231,850
Shares outstanding...............................................       1,233,360
                                                                     ============
Net asset value per share........................................    $       1.81
                                                                     ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends........................................................    $   829,290
Interest.........................................................         60,623
                                                                     -----------
 Total Investment Income (net of foreign taxes withheld of
   $88,799)......................................................        889,913
EXPENSES:
Management fee...................................................        348,282
Distribution fee -- Class B......................................          3,582
Bookkeeping fee..................................................         18,858
Transfer agent fee...............................................          7,500
Trustees' fee....................................................          6,705
Audit fee........................................................         33,638
Custody fee......................................................         55,992
Reports to shareholders..........................................         31,848
Other expenses...................................................          4,054
                                                                     -----------
 Total Expenses..................................................        510,459
Custody earnings credit..........................................           (185)
                                                                     -----------
 Net Expenses....................................................        510,274
                                                                     -----------
Net Investment Income............................................        379,639
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY:
Net realized loss on:
 Investments.....................................................     (3,134,780)
 Foreign currency transactions...................................       (129,261)
                                                                     -----------
   Net realized loss.............................................     (3,264,041)
                                                                     -----------
Net change in unrealized appreciation/depreciation on:
 Investments.....................................................     (3,654,822)
 Foreign currency translations...................................          1,014
                                                                     -----------
   Net change in unrealized appreciation/depreciation............     (3,653,808)
                                                                     -----------
Net Loss.........................................................     (6,917,849)
                                                                     -----------
Decrease in Net Assets from Operations...........................    $(6,538,210)
                                                                     ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 YEAR ENDED       YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001           2000 (A)
----------------------------------                              -------------    ------------
OPERATIONS:
Net investment income.......................................    $     379,639    $    394,391
Net realized gain (loss) on investments and foreign currency
  transactions..............................................       (3,264,041)        398,647
Net change in unrealized appreciation/depreciation on
  investments and foreign currency translations.............       (3,653,808)     (8,485,337)
                                                                -------------    ------------
Net Decrease from Operations................................       (6,538,210)     (7,692,299)
                                                                -------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A...................................................         (277,176)       (412,305)
  Class B...................................................          (14,334)         (5,762)
                                                                -------------    ------------
Total Distributions Declared to Shareholders................         (291,510)       (418,067)
                                                                -------------    ------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions.............................................      103,323,070      69,966,835
  Distributions reinvested..................................          277,176         412,305
  Redemptions...............................................     (106,863,599)    (64,018,247)
                                                                -------------    ------------
     Net Increase (Decrease)................................       (3,263,353)      6,360,893
                                                                -------------    ------------
Class B:
  Subscriptions.............................................       61,963,745      13,880,502
  Distributions reinvested..................................           14,334           5,762
  Redemptions...............................................      (60,955,504)    (13,271,258)
                                                                -------------    ------------
     Net Increase...........................................        1,022,575         615,006
                                                                -------------    ------------
Net Increase (Decrease) from Share Transactions.............       (2,240,778)      6,975,899
                                                                -------------    ------------
Total Decrease in Net Assets................................       (9,070,498)     (1,134,467)
NET ASSETS:
Beginning of period.........................................       44,990,290      46,124,757
                                                                -------------    ------------
End of period (including overdistributed net investment
  income of $(8,284) and $(3,500), respectively)............    $  35,919,792    $ 44,990,290
                                                                =============    ============
CHANGES IN SHARES:
Class A:
  Subscriptions.............................................       56,485,625      28,228,320
  Issued for distributions reinvested.......................          159,296         192,666
  Redemptions...............................................      (57,837,979)    (25,758,272)
                                                                -------------    ------------
     Net Increase (Decrease)................................       (1,193,058)      2,662,714
                                                                -------------    ------------
Class B:
  Subscriptions.............................................       33,916,649       5,954,019
  Issued for distributions reinvested.......................            8,053           2,693
  Redemptions...............................................      (32,985,806)     (5,662,248)
                                                                -------------    ------------
     Net Increase...........................................          938,896         294,464
                                                                -------------    ------------

(a) Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Newport Tiger Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Newport Tiger Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. LASC has appointed Newport Fund Management, Inc. ("Newport"), an affiliate of the Manager, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial, Newport and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fees applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Newport Tiger Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

 YEAR OF    CAPITAL LOSS
EXPIRATION  CARRYFORWARD
----------  ------------
   2005     $ 2,191,366
   2006       5,726,423
   2007       1,050,865
   2009       2,161,521
            -----------
            $11,130,175
            -----------

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Additionally, $866,428 and $5,174 of net capital losses attributable to security transactions and foreign currency losses, respectively, occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's next taxable year.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

              INCREASE (DECREASE)
------------------------------------------------
             OVERDISTRIBUTED
PAID-IN      NET INVESTMENT      ACCUMULATED NET
CAPITAL          INCOME           REALIZED LOSS
--------   -------------------   ---------------
$(36,347)       $(92,914)           $129,261

These reclassifications are primarily due to foreign currency transactions. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest income is recorded on the accrual basis. Dividend income and corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Newport Tiger Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.90% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Newport a monthly sub-advisory fee equal to 0.70% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager and Newport, completed the sale of its asset management business, including the Manager and Newport, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Manager and Newport and, therefore, an assignment of their investment advisory contracts with the Fund to Fleet. The Fund had obtained approval of new investment advisory contracts by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contracts in all material respects except for their effective and termination dates.

  BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, Colonial provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.040% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B average daily net assets as of the 20th of each month.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $185 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2001, purchases and sales of investments, other than short term obligations, were $8,946,100 and $13,212,915, respectively.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation  $ 7,454,879
Gross unrealized depreciation   (3,398,212)
                               -----------
  Net unrealized appreciation  $ 4,056,667
                               ===========

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Newport Tiger Fund, Variable Series -- Class B Shares
--------------------------------------------------------------------------------

                                                                  YEAR             PERIOD
                                                                 ENDED             ENDED
                                                              DECEMBER 31,      DECEMBER 31,
                                                                  2001            2000 (A)
                                                              ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 2.19            $ 2.35
                                                                 ------            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................       0.01                --(c)
Net realized and unrealized loss on investments and foreign
  currency..................................................      (0.37)            (0.14)
                                                                 ------            ------
     Total from Investment Operations.......................      (0.36)            (0.14)
                                                                 ------            ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................      (0.02)            (0.02)
                                                                 ------            ------
NET ASSET VALUE, END OF PERIOD..............................     $ 1.81            $ 2.19
                                                                 ======            ======
Total return (d)(e).........................................     (16.66)%           (5.94)%(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)................................................       1.56%             1.47%(h)
Net investment income (g)...................................       0.74%             0.11%(h)
Portfolio turnover rate.....................................         24%               22%
Net assets, end of period (000's)...........................     $2,232            $  644

(a) Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Newport Tiger Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Newport Tiger Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Newport Tiger Fund, Variable Series, was held to conduct a vote for or against the approval of the following Items listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 19,652,036.015 shares outstanding. The votes cast were as follows:

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                           --------------   -----------   ------
PROPOSAL 1. To approve a
new investment advisory
agreement:
  Affirmative............  17,983,878.418     91.512%     91.826%
  Against................     458,438.420      2.332%      2.341%
  Abstain................   1,142,463.220      5.814%      5.833%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                           --------------   -----------   ------
PROPOSAL 2. To approve a
new sub-advisory
agreement:
  Affirmative............  17,939,729.295     91.287%     91.600%
  Against................     439,935.037      2.238%      2.247%
  Abstain................   1,205,115.726      6.133%      6.153%

                                      AFFIRMATIVE      WITHHOLD
                                     --------------   -----------
PROPOSAL 3. To elect a Board of
Trustees:
  Douglas A. Hacker................  19,285,616.069   299,163.989
  Janet Langford Kelly.............  19,287,606.999   297,173.059
  Richard W. Lowry.................  19,308,171.029   276,609.029
  Salvatore Macera.................  19,286,641.129   298,138.929
  William E. Mayer.................  19,307,205.159   277,574.899
  Charles R. Nelson................  19,307,205.159   277,574.899
  John J. Neuhauser................  19,307,205.159   277,574.899
  Joseph R. Palombo................  19,307,205.159   277,574.899
  Thomas E. Stitzel................  19,307,205.159   277,574.899
  Thomas C. Theobald...............  19,307,205.159   277,574.899
  Anne-Lee Verville................  19,286,641.129   298,138.929

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Rydex Financial Services Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Rydex Financial Services Fund, Variable Series seeks capital appreciation.

  The fund is managed by a team of professionals at Rydex Global Advisors.

2001 -- THE YEAR OF FALLING INTEREST RATES
At its December 2001 meeting, the Federal Reserve Board cut rates for the eleventh time in a year, bringing short-term interest rates to their lowest level in more than 40 years. Because lower interest rates are intended to stimulate the economy and the demand for credit, financial services stocks tend to perform well in an environment of falling interest rates. This year, however, financial services shares were weighed down by a decelerating economy and the September 11 attacks on the World Trade Center and the Pentagon. During the fourth quarter of 2001, the National Bureau of Economic Research announced that a recession had begun in March 2001. This marked the end to the longest economic expansion in US history -- one that lasted 120 months.

     Relative fund performance was helped by the fact that bank stocks were up slightly during the period. Fund performance was affected by the poor performance from the stocks of insurance companies and diversified financial companies.

A CHALLENGING YEAR FOR FINANCIALS
Concerns over credit quality, lower consumer confidence and spending and slower borrowing activity, stock trading and investment banking all negatively impacted the financial services sector during the period. Considering the circumstances, bank shares held up well. The daily business activities of major money center banks were mostly uninterrupted by the September 11 attacks. There was no run on the banking system, and customer service and availability of funds went on normally except for the branches in lower Manhattan that were temporarily closed. For the multi-line insurance companies, there has been uncertainty about the amount of insurance claims that will have to be paid out in the wake of September 11. Insurance companies have been able to raise their premiums as demand has increased following the terrorist activity. Customers seem to be accepting the higher premiums because they have greater insurance concerns.

WHAT LIES AHEAD
Looking forward, many observers are predicting an economic rebound sometime during the second half of 2002. Low interest rates and oil prices, as well as the tax cut, should provide stimulus to the economy. Government spending for defense, national security and rebuilding may also add additional boosts for the economy.

     As the signs of an economic recovery become apparent, we believe the financial services industry should be able to produce good profit growth. We think that credit trends should reverse and loan activity should pick up -- especially on the commercial end. Also, investment banking and asset management activity should pick up with a stronger economy and stock market.

                       ---------------------------------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

The fund's primary risks include equity and market risk, as well as risk inherent in investing in the securities of a limited number of issuers conducting business in the financial services sector. As a non-diversified portfolio, the fund may invest a significant percentage of its assets in a single issuer. As a result, it may have increased risk compared to a more diversified fund.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Rydex Financial Services Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                          1-YEAR   LIFE
-----------------------------------------------------------
 Class B (5/30/00)                        -11.86   4.56
 S&P Financial Services Index             -8.95    5.09(1)

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 12/31/01
------------------------------------------------------------
[Performance Graph]

                                                                       CLASS B SHARES              S&P FINANCIAL SERVICES INDEX
                                                                       --------------              ----------------------------
05/30/00                                                                  10000.00                           10000.00
05/2000                                                                   10150.00                           10000.00
06/2000                                                                    9600.00                            9394.00
07/2000                                                                   10424.00                           10364.00
08/2000                                                                   11499.00                           11359.00
09/2000                                                                   11841.00                           11630.00
10/2000                                                                   11774.00                           11579.00
11/2000                                                                   11166.00                           10897.00
12/2000                                                                   12178.00                           11881.00
01/2001                                                                   11909.00                           11847.00
02/2001                                                                   11188.00                           11069.00
03/2001                                                                   10869.00                           10736.00
04/2001                                                                   11180.00                           11135.00
05/2001                                                                   11574.00                           11584.00
06/2001                                                                   11456.00                           11580.00
07/2001                                                                   11297.00                           11393.00
08/2001                                                                   10625.00                           10699.00
09/2001                                                                   10070.00                           10068.00
10/2001                                                                    9768.00                            9880.00
11/2001                                                                   10466.00                           10586.00
12/2001                                                                   10735.00                           10817.00

      NET ASSET VALUE ($)        12/31/00   12/31/01
--------------------------------------------------------
 Class B                          14.50      12.73

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) Financial Services Index is an unmanaged index that tracks the performance of domestic financial services stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Rydex Financial Services Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                           --------   -----------
COMMON STOCKS--98.1%
FINANCIALS--97.0%
BANKS--41.1%
Associated Banc-Corp.....................................       200   $    7,058
Astoria Financial Corp. .................................       660       17,464
BB&T Corp. ..............................................       987       35,641
Banc One Corp. ..........................................     2,510       98,015
Bank of America Corp. ...................................     5,142      323,689
Bank of New York Co., Inc. ..............................     1,342       54,754
Banknorth Group, Inc. ...................................     1,050       23,646
Charter One Financial, Inc. .............................       700       19,005
Colonial BancGroup, Inc. ................................       690        9,722
Comerica, Inc. ..........................................       910       52,143
Dime Bancorp, Inc. ......................................       220        7,938
Fifth Third Bancorp......................................     1,173       71,940
First Tennessee National Corp. ..........................       190        6,889
Golden State Bancorp, Inc. ..............................       930       24,319
Golden West Financial Corp. .............................       700       41,195
GreenPoint Financial Corp. ..............................     1,280       45,760
Hibernia Corp. ..........................................     1,690       30,065
Huntington Bancshares, Inc. .............................     1,660       28,535
Independence Community Bank Corp. .......................       580       13,201
IndyMac Bancorp, Inc. (a)................................       800       18,704
KeyCorp..................................................     1,600       38,944
Mellon Financial Corp. ..................................     1,006       37,846
National City Corp. .....................................     1,748       51,112
National Commerce Financial Corp. .......................     1,550       39,215
Northern Trust Corp. ....................................       850       51,187
Pacific Century Financial Corp. .........................     2,530       65,502
Provident Financial Group, Inc. .........................       670       17,608
Regions Financial Corp. .................................     2,430       72,754
Silicon Valley Bancshares (a)............................     1,320       35,284
SouthTrust Corp. ........................................       320        7,894
Suntrust Banks, Inc. ....................................     1,010       63,327
U.S. Bancorp.............................................     5,580      116,789
Union Planters Corp. ....................................       280       12,636
Wachovia Corp. ..........................................     5,630      176,557
Washington Mutual, Inc. .................................     2,080       68,016
Webster Financial Corp. .................................       320       10,090
Wells Fargo & Co. .......................................     3,130      135,999
                                                                      ----------
                                                                       1,930,443
                                                                      ----------
DIVERSIFIED FINANCIALS--34.0%
CONSUMER FINANCE--5.0%
AmeriCredit Corp. (a)....................................       920       29,026
Countrywide Credit Industries, Inc. .....................       250       10,242
Household International, Inc. ...........................     1,140       66,052
MBNA Corp. ..............................................     2,330       82,016
Metris Companies, Inc. ..................................     1,110       28,538
Providian Financial Corp. ...............................     5,590       19,844
                                                                      ----------
                                                                         235,718
                                                                      ----------

                                                            SHARES       VALUE
                                                           --------   -----------
DIVERSIFIED FINANCIAL SERVICES--29.0%
American Express Co. ....................................     2,660   $   94,935
Citigroup, Inc. .........................................     4,474      225,848
Fannie Mae...............................................     2,610      207,495
Franklin Resources, Inc. ................................     1,240       43,735
Freddie Mac..............................................     1,950      127,530
J.P. Morgan Chase & Co. .................................     4,501      163,611
Lehman Brothers Holdings, Inc. ..........................       980       65,464
Merrill Lynch & Co., Inc. ...............................     2,130      111,016
Morgan Stanley Dean Witter & Co. ........................     2,800      156,632
Neuberger Berman, Inc. ..................................       430       18,877
State Street Corp. ......................................       990       51,727
Stilwell Financial, Inc. ................................       760       20,687
T. Rowe Price Group, Inc. ...............................       330       11,461
The Bear Stearns Companies, Inc. ........................       350       20,524
USA Education, Inc. .....................................       500       42,010
                                                                      ----------
                                                                       1,361,552
                                                                      ----------
INSURANCE--21.9%
INSURANCE BROKERS--2.9%
AON Corp. ...............................................     1,130       40,138
Marsh & McLennan Companies, Inc. ........................       890       95,630
                                                                      ----------
                                                                         135,768
                                                                      ----------
LIFE & HEALTH INSURANCE--2.3%
Jefferson-Pilot Corp. ...................................       110        5,090
John Hancock Financial Services, Inc. ...................     1,340       55,342
MetLife, Inc. ...........................................       110        3,485
The MONY Group, Inc. ....................................       390       13,482
UnumProvident Corp. .....................................     1,150       30,487
                                                                      ----------
                                                                         107,886
                                                                      ----------
MULTI-LINE INSURANCE--11.9%
Allmerica Financial Corp. ...............................       250       11,137
American International Group, Inc. ......................     5,821      462,179
Hartford Financial Services Group, Inc. .................       870       54,662
Loews Corp. .............................................       570       31,567
                                                                      ----------
                                                                         559,545
                                                                      ----------
PROPERTY & CASUALTY INSURANCE--4.8%
Allstate Corp. ..........................................     2,985      100,594
Chubb Corp. .............................................       350       24,150
Fidelity National Financial, Inc. .......................       700       17,360
MGIC Investment Corp. ...................................       590       36,415
Ohio Casualty Corp. (a)..................................       420        6,741
St. Paul Companies, Inc. ................................       940       41,332
                                                                      ----------
                                                                         226,592
                                                                      ----------
---------------------------------------------------------------------------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Rydex Financial Services Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                           --------   -----------
HEALTH CARE--1.1%
HEALTH CARE EQUIPMENT & SERVICES--1.1%
MANAGED HEALTH CARE--1.1%
CIGNA Corp. .............................................       530   $   49,104
                                                                      ----------
TOTAL COMMON STOCKS
  (cost of $4,715,205).............................................    4,606,608
                                                                      ----------
---------------------------------------------------------------------------------
                                                             PAR
                                                           --------
SHORT-TERM OBLIGATION--2.3%
Repurchase agreement with SBC Warburg Ltd., dated
  12/31/01, due 01/02/02 at 1.730%, collateralized by
  U.S. Treasury Bonds and Notes with various maturities
  to 2027, market value $112,183 (repurchase proceeds
  $109,010) (cost of $109,000)...........................  $109,000      109,000
                                                                      ----------
TOTAL INVESTMENTS--100.4%
  (cost of $4,824,205) (b).........................................    4,715,608
                                                                      ----------
OTHER ASSETS & LIABILITIES, NET--(0.4)%............................      (21,633)
                                                                      ----------
NET ASSETS--100.0%.................................................   $4,693,975
                                                                      ==========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $4,848,340. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Rydex Financial Services Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost........................................    $4,824,205
                                                                ----------
Investments, at value.......................................    $4,715,608
Cash........................................................           924
Receivable for:
  Investments sold..........................................         9,838
  Fund shares sold..........................................         7,410
  Interest..................................................             5
  Dividends.................................................         5,543
  Expense reimbursement due from Manager/Distributor........        19,779
Deferred Trustees' compensation plan........................           593
                                                                ----------
    TOTAL ASSETS............................................     4,759,700
                                                                ----------
LIABILITIES:
Payable for:
  Investments purchased.....................................        38,966
  Management fee............................................         3,267
  Transfer agent fee........................................           625
  Bookkeeping fee...........................................           833
  Trustees' fee.............................................           284
  Audit fee.................................................        16,700
Deferred Trustees' fee......................................           593
Other liabilities...........................................         4,457
                                                                ----------
    TOTAL LIABILITIES.......................................        65,725
                                                                ----------
NET ASSETS..................................................    $4,693,975
                                                                ==========
COMPOSITION OF NET ASSETS:
Paid-in capital.............................................    $4,816,246
Overdistributed net investment income.......................          (690)
Accumulated net realized loss...............................       (12,984)
Net unrealized depreciation on investments..................      (108,597)
                                                                ----------
NET ASSETS..................................................    $4,693,975
                                                                ==========
CLASS A:
Net assets..................................................    $  107,571
Shares outstanding..........................................         8,433
                                                                ==========
Net asset value per share...................................    $    12.76
                                                                ==========
CLASS B:
Net assets..................................................    $4,586,404
Shares outstanding..........................................       360,293
                                                                ==========
Net asset value per share...................................    $    12.73
                                                                ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Rydex Financial Services Fund, Variable Series
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $  66,293
Interest....................................................        3,411
                                                                ---------
  Total Investment Income...................................       69,704
EXPENSES:
Management fee..............................................       31,457
Distribution fee -- Class B.................................        8,884
Bookkeeping fee.............................................       18,973
Transfer agent fee..........................................        7,500
Trustees' fee...............................................        6,567
Audit fee...................................................       22,813
Reports to shareholders.....................................        7,727
Other expenses..............................................        7,123
                                                                ---------
  Total Expenses............................................      111,044
Fees and expenses waived or reimbursed by Manager...........      (48,627)
Fees reimbursed by Distributor -- Class B...................       (8,884)
Custody earnings credit.....................................          (16)
                                                                ---------
  Net Expenses..............................................       53,517
                                                                ---------
Net Investment Income.......................................       16,187
                                                                ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................      (11,097)
Net change in unrealized appreciation/depreciation on
  investments...............................................     (414,242)
                                                                ---------
Net Loss....................................................     (425,339)
                                                                ---------
Decrease in Net Assets from Operations......................    $(409,152)
                                                                =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Rydex Financial Services Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 YEAR ENDED     PERIOD ENDED
                                                                DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001          2000 (A)
----------------------------------                              ------------    ------------
OPERATIONS:
Net investment income.......................................     $   16,187      $    4,967
Net realized gain (loss) on investments.....................        (11,097)          8,161
Net change in unrealized appreciation/depreciation on
  investments...............................................       (414,242)        305,645
                                                                 ----------      ----------
     Net Increase (Decrease) from Operations................       (409,152)        318,773
                                                                 ----------      ----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A...................................................           (377)           (225)
  Class B...................................................        (16,068)         (4,741)
In excess of net investment income:
  Class A...................................................             --             (46)
  Class B...................................................             --            (963)
From net realized capital gains:
  Class A...................................................            (43)           (370)
  Class B...................................................         (1,844)         (7,790)
Return of capital:
  Class A...................................................             --            (317)
  Class B...................................................             --          (6,697)
                                                                 ----------      ----------
     Total Distributions Declared to Shareholders...........        (18,332)        (21,149)
                                                                 ----------      ----------
SHARE TRANSACTIONS:
Class A:
  Subscriptions.............................................             --         100,000
  Distributions reinvested..................................            420             958
                                                                 ----------      ----------
       Net Increase.........................................            420         100,958
                                                                 ----------      ----------
Class B:
  Subscriptions.............................................      2,907,847       2,407,042
  Distributions reinvested..................................         17,912          20,191
  Redemptions...............................................       (532,597)        (97,938)
                                                                 ----------      ----------
       Net Increase.........................................      2,393,162       2,329,295
                                                                 ----------      ----------
Net Increase from Share Transactions........................      2,393,582       2,430,253
                                                                 ----------      ----------
Total Increase in Net Assets................................      1,966,098       2,727,877
NET ASSETS:
Beginning of period.........................................      2,727,877              --
                                                                 ----------      ----------
End of period (including overdistributed net investment
  income of $(690) and $(432), respectively.................     $4,693,975      $2,727,877
                                                                 ==========      ==========
CHANGES IN SHARES:
Class A:
  Subscriptions.............................................             --           8,333
  Issued for distributions reinvested.......................             34              66
                                                                 ----------      ----------
     Net Increase...........................................             34           8,399
                                                                 ----------      ----------
Class B:
  Subscriptions.............................................        221,262         185,538
  Issued for distributions reinvested.......................          1,412           1,395
  Redemptions...............................................        (42,091)         (7,223)
                                                                 ----------      ----------
     Net Increase...........................................        180,583         179,710
                                                                 ----------      ----------

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Rydex Financial Services Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Rydex Financial Services Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services to the Fund. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax composition of dividends was as follows:

Ordinary income                   $18,332
                                  =======

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Rydex Financial Services Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.85% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.65% annually of the Fund's average daily net assets. Rydex Global Advisors has been retained by Colonial to manage the day-to-day investment operations of the Fund. Colonial, out of the sub-advisory fee it receives, pays Rydex Global Advisors for services rendered.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager and Colonial, completed the sale of its asset management business, including the Manager and Colonial to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Manager and Colonial and, therefore, an assignment of their investment advisory contracts with the Fund to Fleet. The Fund had obtained approval of new investment advisory contracts by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contracts in all material respects except for their effective and termination dates.

  BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, Colonial provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.040% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B average daily net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund, in excess of 1.45% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.45% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each Class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $16 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2001, purchases and sales of investments, other than short term obligations, were $4,459,603 and $2,062,782, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Rydex Financial Services Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation   $ 229,531
Gross unrealized depreciation    (362,263)
                                ---------
  Net unrealized depreciation   $(132,732)
                                =========

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Rydex Financial Services Fund, Variable Series -- Class B Shares
--------------------------------------------------------------------------------

                                                                    YEAR           PERIOD
                                                                   ENDED           ENDED
                                                                DECEMBER 31,    DECEMBER 31,
                                                                    2001          2000 (A)
                                                                ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $14.50          $12.00
                                                                   ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................         0.06            0.04
Net realized and unrealized gain (loss) on investments......        (1.78)           2.58
                                                                   ------          ------
     Total from Investment Operations.......................        (1.72)           2.62
                                                                   ------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................        (0.04)          (0.02)
In excess of net investment income..........................           --           (0.01)
From net realized capital gains.............................        (0.01)          (0.05)
Return of capital...........................................           --           (0.04)
                                                                   ------          ------
     Total Distributions Declared to Shareholders...........        (0.05)          (0.12)
                                                                   ------          ------
NET ASSET VALUE, END OF PERIOD..............................       $12.73          $14.50
                                                                   ======          ======
Total return (c)(d)(e)......................................       (11.86)%         21.79%(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)................................................         1.45%           1.45%(h)
Net investment income (g)...................................         0.44%           0.50%(h)
Waiver/reimbursement........................................         1.57%           3.14%(h)
Portfolio turnover rate.....................................           57%              4%(f)
Net assets, end of period (000's)...........................       $4,586          $2,606

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Rydex Financial Services Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Rydex Financial Services Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Rydex Financial Services Fund, Variable Series, was held to conduct a vote for or against the approval of the following Items listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 302,264.964 shares outstanding. The votes cast were as follows:

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                                SHARES        SHARES      VOTED
                              -----------   -----------   ------
PROPOSAL 1. To approve a new
investment advisory
agreement:
  Affirmative...............  295,844.319     97.876%     97.876%
  Against...................        0.000      0.000%      0.000%
  Abstain...................    6,420.645      2.124%      2.124%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                                SHARES        SHARES      VOTED
                              -----------   -----------   ------
PROPOSAL 2. To approve a new
sub-advisory agreement:
  Affirmative...............  294,850.935     97.547%     97.547%
  Against...................      993.384      0.329%      0.329%
  Abstain...................    6,420.645      2.124%      2.124%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                                SHARES        SHARES      VOTED
                              -----------   -----------   ------
PROPOSAL 3. To approve a new
portfolio management
agreement:
  Affirmative...............  295,844.319     97.876%     97.876%
  Against...................        0.000      0.000%      0.000%
  Abstain...................    6,420.645      2.124%      2.124%

                                    AFFIRMATIVE   WITHHOLD
                                    -----------   ---------
PROPOSAL 4. To elect a Board of
Trustees:
  Douglas A. Hacker.............    299,720.249   2,544.715
  Janet Langford Kelly..........    300,415.065   1,849.899
  Richard W. Lowry..............    300,415.065   1,849.899
  Salvatore Macera..............    300,415.065   1,849.899
  William E. Mayer..............    300,415.065   1,849.899
  Charles R. Nelson.............    300,415.065   1,849.899
  John J. Neuhauser.............    300,415.065   1,849.899
  Joseph R. Palombo.............    300,415.065   1,849.899
  Thomas E. Stitzel.............    300,415.065   1,849.899
  Thomas C. Theobald............    300,415.065   1,849.899
  Anne-Lee Verville.............    300,415.065   1,849.899

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION

For the fiscal year ended December 31, 2001, the Fund designates long-term capital gains distributions of $4,381.

100% of the ordinary income distributed by the Fund, in the year ended December 31, 2001, qualifies for the corporate dividends received deduction.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Rydex Health Care Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Rydex Health Care Fund, Variable Series seeks capital appreciation.

  The fund is managed by a team of professionals at Rydex Global Advisors.

HEALTH CARE STOCKS MAY BENEFIT DURING A RECESSION
Poor performance from the fund's sizeable holdings in pharmaceutical companies hurt overall performance during the period. Companies like fund holdings Merck, Eli Lilly and Bristol-Myers Squibb (6.9%, 4.4% and 4.7% of net assets, respectively) are facing patent expirations and subsequent competition from generic drugs. However, though several of the companies may have short-term concerns about expiring patents, there is a lot of longer-term opportunity due to the companies' strong pipelines. This could lead to new and improved versions of some of the drugs with expiring patents.

     However, health care stocks performed better than the broad market during the last half of 2001. Led by pharmaceutical companies, health care usually acts as a safe haven for investors during recessions or in periods of national crisis such as the terrorist attacks of September 11, 2001. In such situations, drugs and health care usually are some of the last items that consumers cut back on. During the fourth quarter, the National Bureau of Economic Research announced that a recession began in March 2001. This marked the end to the longest economic expansion in US history--one that lasted 120 months.

THE CONSEQUENCES OF PATENT EXPIRATION
Patent expiration and subsequent competition from generic drugs placed pressure on the sector during the period. As health care plans and employers look for ways to cut costs, generic versions of drugs whose patents have expired are beginning to gain market share. This loss of market share has caused sector leaders Merck, Eli Lilly and Bristol-Myers Squibb to issue earnings warnings, raising wider sector concerns.

     Despite these obstacles, the industry has accelerated its research and development efforts to introduce products intended to replace drugs with expiring patents. Historically, the industry has been able to rejuvenate itself with the development of new drugs that open up entirely new markets and render older drugs obsolete.

CONCERN OVER SLOWDOWN OF DRUG APPROVALS
Another industry concern has been the slowdown for drug approvals at the US Food and Drug Administration (FDA). The FDA has been without a leader since November 2000. An appointment of a new FDA commissioner, which is expected to occur sometime in 2002, would likely expedite regulatory review times and speed up product approvals.

LOOKING FOR LEADERSHIP AND MARKET SHARE
Our strategy emphasizes larger, established names with sound balance sheets, proven and marketable products and a strong new product pipeline. Typically, these companies exhibit pure sector exposure, taking into account sales, assets and earnings. They are the companies in the health care sector that we feel represent current leadership, business momentum and market share.

OPTIMISM FROM AN AGING POPULATION
We believe the long-term outlook is still very positive for health care. As the US population ages and life expectancies lengthen, consumer spending on health care and the demand for pharmaceuticals continue to rise. According to a Merck-Medco report, prescription drug spending will double over the next five years, with highest growth rates among the baby boomers. In addition to increased demand, drug makers have more prospects in the pipeline. Acquisitions are expected to continue as drug companies attempt to cut costs and achieve operating synergies by eliminating redundancies in marketing, manufacturing and research and development.

     Biotechnology stocks made up over 10% of net assets. We believe that fundamentals continue to support the long-term growth prospects of the biotech industry. Although it is still a relatively young industry, 20 years of research and development has led to recent product launches. Robust late-stage clinical progress should improve revenues and earnings of biotechnology companies in the years to come.

                       ---------------------------------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

The fund's primary risks include equity and market risk, as well as risk inherent in investing in the securities of a limited number of issuers conducting business in the health care sector. As a non-diversified portfolio, the fund is allowed to invest a significant percentage of its assets in the securities of a single issuer. As a result, it may have increased risk compared to a similar diversified fund.

Holdings are disclosed as of December 31, 2001, and are subject to change.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Rydex Health Care Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                         1-YEAR    LIFE
------------------------------------------------------------
 Class B (5/30/00)                       -11.95     2.70
 S&P Health Care Index                   -11.95   3.57(1)

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 12/31/01
------------------------------------------------------------
[Performance Graph]

                                                                       CLASS B SHARES                 S&P HEALTH CARE INDEX
                                                                       --------------                 ---------------------
05/30/00                                                                   10000                              10000
05/2000                                                                    10067                              10000
06/2000                                                                    11051                              10830
07/2000                                                                    10434                              10216
08/2000                                                                    10668                              10267
09/2000                                                                    11085                              10777
10/2000                                                                    11185                              11164
11/2000                                                                    11510                              11626
12/2000                                                                    11852                              11942
01/2001                                                                    10885                              10958
02/2001                                                                    11001                              10971
03/2001                                                                    10185                              10149
04/2001                                                                    10468                              10419
05/2001                                                                    10626                              10526
06/2001                                                                    10318                              10036
07/2001                                                                    10651                              10568
08/2001                                                                    10301                              10174
09/2001                                                                    10309                              10321
10/2001                                                                    10309                              10261
11/2001                                                                    10701                              10746
12/2001                                                                    10433                              10396

      NET ASSET VALUE ($)        12/31/00   12/31/01
--------------------------------------------------------
 Class B                           14.22      12.52

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) Health Care Index is an unmanaged index that tracks the performance of domestic health care stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Rydex Health Care Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                           --------   -----------
COMMON STOCKS--98.4%
HEALTH CARE--97.5%
HEALTH CARE EQUIPMENT & SERVICES--21.8%
HEALTH CARE DISTRIBUTORS & SERVICES--3.5%
Cardinal Health, Inc. ...................................     1,837   $  118,780
Express Scripts, Inc. (a)................................       308       14,402
Lincare Holdings, Inc. (a)...............................     1,110       31,801
McKesson Corp............................................     1,350       50,490
Omnicare, Inc............................................       370        9,206
Quest Diagnostics, Inc. (a)..............................       372       26,676
                                                                      ----------
                                                                         251,355
                                                                      ----------
HEALTH CARE EQUIPMENT--10.9%
Applera Corp.--Applied Biosystems Group..................       680       26,704
Baxter International, Inc. ..............................     2,660      142,656
Beckman Coulter, Inc. ...................................       410       18,163
Becton, Dickinson & Co. .................................       730       24,199
Biomet, Inc. ............................................     3,305      102,124
Boston Scientific Corp. (a)..............................     1,360       32,803
Guidant Corp. ...........................................     1,350       67,230
Medtronic, Inc. .........................................     5,230      267,828
St. Jude Medical, Inc. (a)...............................       230       17,860
Stryker Corp.............................................       920       53,700
Zimmer Holdings, Inc. (a)................................       612       18,690
                                                                      ----------
                                                                         771,957
                                                                      ----------
HEALTH CARE FACILITIES--3.8%
HCA--The Healthcare Co. .................................     3,055      117,740
HEALTHSOUTH Corp. (a)....................................     1,690       25,046
Health Management Associates, Inc. (a)...................     1,240       22,816
Tenet Healthcare Corp....................................     1,515       88,961
Universal Health Services, Inc. .........................       360       15,401
                                                                      ----------
                                                                         269,964
                                                                      ----------
MANAGED HEALTH CARE--3.6%
Aetna, Inc. .............................................       220        7,258
CIGNA Corp. .............................................       560       51,884
Health Net, Inc. (a).....................................       470       10,237
Orthodontic Centers of America, Inc. (a).................       257        7,839
Trigon Healthcare, Inc. (a)..............................       149       10,348
United Healthcare Corp. .................................     1,420      100,493
Wellpoint Health Networks, Inc. .........................       610       71,279
                                                                      ----------
                                                                         259,338
                                                                      ----------
PHARMACEUTICALS & BIOTECHNOLOGY--75.7%
BIOTECHNOLOGY--11.0%
Amgen, Inc. (a)..........................................     4,395      248,054
Biogen, Inc. (a).........................................       950       54,482
Chiron Corp. (a).........................................     1,395       61,157
Genentech, Inc. (a)......................................     1,060       57,505
Genzyme Corp. (a)........................................     1,580       94,579
Gilead Sciences, Inc.....................................       250       16,430
Human Genome Sciences, Inc. (a)..........................       460       15,511
IDEC Pharmaceuticals Corp. (a)...........................       700       48,251
Immunex Corp. (a)........................................     1,980       54,866
MedImmune, Inc. (a)......................................     1,160       53,766
Millennium Pharmaceuticals, Inc. (a).....................       840       20,588
Protein Design Labs, Inc. (a)............................       240        7,872
QLT, Inc. (a)............................................       700       17,787
Sepracor, Inc. (a).......................................       500       28,530
                                                                      ----------
                                                                         779,378
                                                                      ----------
PHARMACEUTICALS--64.7%
Abbott Laboratories......................................     5,120      285,440
Allergan, Inc. ..........................................       650       48,782
American Home Products Corp. ............................     5,160      316,618

                                                            SHARES       VALUE
                                                           --------   -----------
AstraZeneca PLC, ADR.....................................     2,285   $  106,481
Aventis SA, ADR..........................................     1,210       85,910
Bristol-Myers Squibb Co. ................................     6,550      334,050
Elan Corp. PLC, ADR (a)..................................     1,070       48,214
Eli Lilly & Co. .........................................     4,025      316,123
Forest Laboratories, Inc. (a)............................     1,210       99,159
GlaxoSmithKline PLC, ADR.................................     2,606      129,831
IVAX Corp. (a)...........................................       613       12,346
Johnson & Johnson........................................    10,899      644,131
King Pharmaceuticals, Inc. (a)...........................       723       30,460
Merck & Co., Inc.........................................     8,299      487,981
Novartis AG, ADR.........................................     3,945      143,992
Pfizer, Inc..............................................    25,438    1,013,704
Pharmacia Corp. .........................................     4,935      210,478
Schering-Plough Corp. ...................................     5,933      212,461
Shire Pharmaceuticals Group PLC, ADR (a).................       438       16,031
Teva Pharmaceutical Industries Ltd., ADR.................     1,030       63,479
                                                                      ----------
                                                                       4,605,671
                                                                      ----------
---------------------------------------------------------------------------------
INDUSTRIALS--0.3%
COMMERCIAL SERVICES & SUPPLIES--0.3%
DIVERSIFIED COMMERCIAL SERVICES--0.3%
IMS Health, Inc. ........................................       980       19,120
                                                           --------   ----------
---------------------------------------------------------------------------------
MATERIALS--0.6%
CHEMICALS--0.6%
FERTILIZERS & AGRICULTURAL CHEMICALS--0.0%
Syngenta AG, ADR (a).....................................         1           11
                                                                      ----------
SPECIALTY CHEMICALS--0.6%
Sigma-Aldrich Corp. .....................................     1,080       42,563
                                                                      ----------
TOTAL COMMON STOCKS
  (cost of $7,039,717).............................................    6,999,357
                                                                      ----------
---------------------------------------------------------------------------------
                                                             PAR
                                                           --------
SHORT-TERM OBLIGATION--2.5%
Repurchase agreement with SBC Warburg Ltd., dated
  12/31/01, due 01/02/02 at 1.730%, collateralized by
  U.S. Treasury Bonds and Notes with various maturities
  to 2027, market value $185,256 (repurchase proceeds
  $180,017) (cost of $180,000)...........................  $180,000      180,000
                                                                      ----------
TOTAL INVESTMENTS--100.9%
  (cost of $7,219,717) (b).........................................
                                                                       7,179,357
                                                                      ----------
OTHER ASSETS & LIABILITIES, NET--(0.9)%............................
                                                                         (66,048)
                                                                      ----------
NET ASSETS--100.0%.................................................
                                                                      $7,113,309
                                                                      ==========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $7,223,650. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

                      ACRONYM               NAME
                      -------               ----
                       ADR        American Depositary Receipt



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Rydex Health Care Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost.............................................    $7,219,717
                                                                     ----------
Investments, at value............................................    $7,179,357
Cash.............................................................           368
Receivable for:
  Fund shares sold...............................................         5,866
  Interest.......................................................             8
  Dividends......................................................         5,475
  Expense reimbursement due from Manager/Distributor.............        27,041
Deferred Trustees' compensation plan.............................           650
                                                                     ----------
    TOTAL ASSETS.................................................     7,218,765
                                                                     ----------
LIABILITIES:
Payable for:
  Investments purchased..........................................        70,173
  Fund shares repurchased........................................         5,995
  Management fee.................................................         5,945
  Transfer agent fee.............................................           625
  Bookkeeping fee................................................           833
  Trustees' fee..................................................           173
  Audit fee......................................................        16,700
Deferred Trustees' fee...........................................           650
Other liabilities................................................         4,362
                                                                     ----------
    TOTAL LIABILITIES............................................       105,456
                                                                     ----------
NET ASSETS.......................................................    $7,113,309
                                                                     ==========
COMPOSITION OF NET ASSETS:
Paid-in capital..................................................    $7,186,352
Accumulated net investment loss..................................          (721)
Accumulated net realized loss....................................       (31,962)
Net unrealized depreciation on investments.......................       (40,360)
                                                                     ----------
NET ASSETS.......................................................    $7,113,309
                                                                     ==========
CLASS A:
Net assets.......................................................    $  104,380
Shares outstanding...............................................         8,333
                                                                     ==========
Net asset value per share........................................    $    12.53
                                                                     ==========
CLASS B:
Net assets.......................................................    $7,008,929
Shares outstanding...............................................       559,603
                                                                     ==========
Net asset value per share........................................    $    12.52
                                                                     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Rydex Health Care Fund, Variable Series
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends........................................................    $  53,754
Interest.........................................................        5,448
                                                                     ---------
  Total Investment Income (net of foreign taxes withheld of
    $1,216)......................................................       59,202
EXPENSES:
Management fee...................................................       53,289
Distribution fee--Class B........................................       13,037
Bookkeeping fee..................................................       18,494
Transfer agent fee...............................................        7,500
Trustees' fee....................................................        5,576
Audit fee........................................................       21,430
Reports to shareholders..........................................        9,361
Other expenses...................................................       10,214
                                                                     ---------
  Total Expenses.................................................      138,901
Fees and expenses waived or reimbursed by Manager................      (40,614)
Fees reimbursed by Distributor--Class B..........................      (13,037)
Custody earnings credit..........................................           (9)
                                                                     ---------
    Net Expenses.................................................       85,241
                                                                     ---------
Net Investment Loss..............................................      (26,039)
                                                                     ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments.................................      (31,961)
Net change in unrealized appreciation/depreciation on
  investments....................................................     (385,128)
                                                                     ---------
Net Loss.........................................................     (417,089)
                                                                     ---------
Decrease in Net Assets from Operations...........................    $(443,128)
                                                                     =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Rydex Health Care Fund, Variable Series
--------------------------------------------------------------------------------

                                                               YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2001          2000 (A)
----------------------------------                            ------------    ------------
OPERATIONS:
Net investment loss.........................................   $  (26,039)     $   (4,013)
Net realized loss on investments............................      (31,961)             --
Net change in unrealized appreciation/depreciation on
  investments...............................................     (385,128)        344,768
                                                               ----------      ----------
  Net Increase (Decrease) from Operations...................     (443,128)        340,755
                                                               ----------      ----------
SHARE TRANSACTIONS:
Class A:
  Subscriptions.............................................           --         100,000
                                                               ----------      ----------
Class B:
  Subscriptions.............................................    4,551,418       3,123,138
  Redemptions...............................................     (461,421)        (97,453)
                                                               ----------      ----------
       Net Increase.........................................    4,089,997       3,025,685
                                                               ----------      ----------
Net Increase from Share Transactions........................    4,089,997       3,125,685
                                                               ----------      ----------
Total Increase in Net Assets................................    3,646,869       3,466,440
NET ASSETS:
Beginning of period.........................................    3,466,440              --
                                                               ----------      ----------
End of period (including accumulated net investment loss of
  $(721) and $(431), respectively)..........................   $7,113,309      $3,466,440
                                                               ==========      ==========
CHANGES IN SHARES:
Class A:
  Subscriptions.............................................           --           8,333
                                                               ----------      ----------
Class B:
  Subscriptions.............................................      360,906         242,610
  Redemptions...............................................      (36,736)         (7,177)
                                                               ----------      ----------
       Net Increase.........................................      324,170         235,433
                                                               ----------      ----------

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Rydex Health Care Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Rydex Health Care Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services to the Fund. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2009        $27,597
               =======

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Additionally, $432 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's next taxable year.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Rydex Health Care Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

            INCREASE (DECREASE)
--------------------------------------------
PAID-IN    ACCUMULATED NET   ACCUMULATED NET
CAPITAL    INVESTMENT LOSS    REALIZED LOSS
--------   ---------------   ---------------
$(25,748)      $25,749            $(1)

These reclassifications are primarily due to a net operating loss. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.80% annually of the Fund's average daily net assets. Rydex Global Advisors has been retained by Colonial to manage the day-to-day investment operations of the Fund. Colonial, out of the sub-advisory fee it receives, pays Rydex Global Advisors for services rendered.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager and Colonial, completed the sale of its asset management business, including the Manager and Colonial, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Manager and Colonial and, therefore, an assignment of their investment advisory contracts with the Fund to Fleet. The Fund had obtained approval of new investment advisory contracts by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contracts in all material respects except for their effective and termination dates.

  BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, Colonial provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.040% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B average daily net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.60% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.60% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Rydex Health Care Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $9 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2001, purchases and sales of investments, other than short term obligations, were $4,729,794 and $645,842, respectively.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation   $ 475,330
Gross unrealized depreciation    (519,623)
                                ---------
  Net unrealized depreciation   $ (44,293)
                                =========

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Rydex Health Care Fund, Variable Series -- Class B Shares
--------------------------------------------------------------------------------

                                                                  YEAR           PERIOD
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001          2000 (A)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 14.22          $12.00
                                                                -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b).....................................      (0.06)          (0.03)
Net realized and unrealized gain (loss) on investments......      (1.64)           2.25
                                                                -------          ------
  Total from Investment Operations..........................      (1.70)           2.22
                                                                -------          ------
NET ASSET VALUE, END OF PERIOD..............................    $ 12.52          $14.22
                                                                =======          ======
Total return (c)(d)(e)......................................     (11.95)%         18.50% (f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)................................................       1.60%           1.60% (h)
Net investment loss (g).....................................      (0.49)%         (0.37)%(h)
Waiver/reimbursement........................................       1.01%           2.79% (h)
Portfolio turnover rate.....................................         12%              0% (f)
Net assets, end of period (000's)...........................    $ 7,009          $3,347

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Rydex Health Care Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Rydex Health Care Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Rydex Health Care Fund, Variable Series, was held to conduct a vote for or against the approval of the following Items listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 454,014.785 shares outstanding. The votes cast were as follows:

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                                SHARES        SHARES      VOTED
                              -----------   -----------   ------
PROPOSAL 1. To approve a new
investment advisory
agreement:
  Affirmative...............  432,491.214     95.259%     95.259%
  Against...................      505.534      0.112%      0.112%
  Abstain...................   21,018.037      4.629%      4.629%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                                SHARES        SHARES      VOTED
                              -----------   -----------   ------
PROPOSAL 2. To approve a new
sub-advisory agreement:
  Affirmative...............  432,491.214     95.259%     95.259%
  Against...................      505.534      0.112%      0.112%
  Abstain...................   21,018.037      4.629%      4.629%

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                                SHARES        SHARES      VOTED
                              -----------   -----------   ------
PROPOSAL 3. To approve a new
portfolio management
agreement:
  Affirmative...............  434,966.801     95.804%     95.804%
  Against...................      505.534      0.112%      0.112%
  Abstain...................   18,542.450      4.084%      4.084%

                                        AFFIRMATIVE    WITHHOLD
                                        -----------   ----------
PROPOSAL 4. To elect a Board of
Trustees:
  Douglas A. Hacker...................  440,486.641   13,528.144
  Janet Langford Kelly................  438,636.623   15,378.162
  Richard W. Lowry....................  451,706.133    2,308.652
  Salvatore Macera....................  440,983.501   13,031.284
  William E. Mayer....................  451,706.133    2,308.652
  Charles R. Nelson...................  451,706.133    2,308.652
  John J. Neuhauser...................  451,706.133    2,308.652
  Joseph R. Palombo...................  440,983.501   13,031.284
  Thomas E. Stitzel...................  451,706.133    2,308.652
  Thomas C. Theobald..................  451,706.133    2,308.652
  Anne-Lee Verville...................  449,358.811    4,655.974

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
Liberty Variable Investment Trust
--------------------------------------------------------------------------------

The Trustees serve terms of indefinite duration. The names of the Trustees and officers of Liberty Variable Investment Trust, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the funds' distributor at 1-800-426-3750 or by calling or writing to the participating insurance company which issued your VA contract or VLI policy.

                                               YEAR FIRST                                          NUMBER OF
                                               ELECTED OR                                      PORTFOLIOS IN FUND
                               POSITION WITH   APPOINTED         PRINCIPAL OCCUPATION(S)        COMPLEX OVERSEEN
    NAME, ADDRESS AND AGE      LIBERTY FUNDS   TO OFFICE         DURING PAST FIVE YEARS            BY TRUSTEE
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 46)       Trustee          2000      President of UAL Loyalty Services           103
c/o Liberty Funds Group LLC                                 and Executive Vice President of
One Financial Center                                        United Airlines (airline) since
Boston, MA 02111                                            September 2001 (formerly
                                                            Executive Vice President from
                                                            July 1999 to September 2001);
                                                            Chief Financial Officer of United
                                                            Airlines since July 1999; Senior
                                                            Vice President and Chief
                                                            Financial Officer of UAL, Inc.
                                                            prior thereto.
Janet Langford Kelly (age 44)    Trustee          2000      Executive Vice                              103
c/o Liberty Funds Group LLC                                 President--Corporate Development
One Financial Center                                        and Administration, General
Boston, MA 02111                                            Counsel and Secretary, Kellogg
                                                            Company (food manufacturer),
                                                            since September 1999; Senior Vice
                                                            President, Secretary and General
                                                            Counsel, Sara Lee Corporation
                                                            (branded, packaged, consumer
                                                            products manufacturer) prior
                                                            thereto.
Richard W. Lowry (age 65)        Trustee          1995      Private Investor since August               105
c/o Liberty Funds Group LLC                                 1987 (formerly Chairman and Chief
One Financial Center                                        Executive Officer, U.S. Plywood
Boston, MA 02111                                            Corporation (building products
                                                            manufacturer)).
Salvatore Macera (age 70)        Trustee          1998      Private Investor since 1981                 103
c/o Liberty Funds Group LLC                                 (formerly Executive Vice
One Financial Center                                        President and Director of Itek
Boston, MA 02111                                            Corporation (electronics) from
                                                            1975 to 1981).
Charles R. Nelson (age 59)       Trustee          2000      Van Voorhis Professor, Department           103
c/o Liberty Funds Group LLC                                 of Economics, University of
One Financial Center                                        Washington; consultant on
Boston, MA 02111                                            econometric and statistical
                                                            matters.
John J. Neuhauser (age 58)       Trustee          1985      Academic Vice President and Dean            105
c/o Liberty Funds Group LLC                                 of Faculties since August 1999,
One Financial Center                                        Boston College (formerly Dean,
Boston, MA 02111                                            Boston College School of
                                                            Management from September 1977 to
                                                            September 1999).
Thomas E. Stitzel (age 65)       Trustee          1998      Business Consultant since 1999              103
c/o Liberty Funds Group LLC                                 (formerly Professor of Finance
One Financial Center                                        from 1975 to 1999 and Dean from
Boston, MA 02111                                            1977 to 1991, College of
                                                            Business, Boise State
                                                            University); Chartered Financial
                                                            Analyst.
Thomas C. Theobald (age 64)      Trustee          2000      Managing Director, William Blair            103
c/o Liberty Funds Group LLC                                 Capital Partners (private equity
One Financial Center                                        investing) since 1994 (formerly
Boston, MA 02111                                            Chief Executive Officer and
                                                            Chairman of the Board of
                                                            Directors, Continental Bank
                                                            Corporation).


                                       OTHER
                                   DIRECTORSHIPS
    NAME, ADDRESS AND AGE               HELD
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 46)              None
c/o Liberty Funds Group LLC
One Financial Center
Boston, MA 02111

Janet Langford Kelly (age 44)           None
c/o Liberty Funds Group LLC
One Financial Center
Boston, MA 02111

Richard W. Lowry (age 65)               None
c/o Liberty Funds Group LLC
One Financial Center
Boston, MA 02111

Salvatore Macera (age 70)               None
c/o Liberty Funds Group LLC
One Financial Center
Boston, MA 02111

Charles R. Nelson (age 59)              None
c/o Liberty Funds Group LLC
One Financial Center
Boston, MA 02111

John J. Neuhauser (age 58)         Saucony, Inc.
c/o Liberty Funds Group LLC     (athletic footwear);
One Financial Center              SkillSoft Corp.
Boston, MA 02111                    (e-learning)

Thomas E. Stitzel (age 65)              None
c/o Liberty Funds Group LLC
One Financial Center
Boston, MA 02111

Thomas C. Theobald (age 64)      Xerox Corporation
c/o Liberty Funds Group LLC    (business products and
One Financial Center             services), Anixter
Boston, MA 02111               International (network
                                 support equipment
                                distributor), Jones
                                 Lang LaSalle (real
                                 estate management
                                 services) and MONY
                               Group (life insurance)

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS (CONTINUED)
Liberty Variable Investment Trust
--------------------------------------------------------------------------------

                                               YEAR FIRST                                          NUMBER OF
                                               ELECTED OR                                      PORTFOLIOS IN FUND
                               POSITION WITH   APPOINTED         PRINCIPAL OCCUPATION(S)        COMPLEX OVERSEEN
    NAME, ADDRESS AND AGE      LIBERTY FUNDS   TO OFFICE         DURING PAST FIVE YEARS            BY TRUSTEE
DISINTERESTED TRUSTEES
Anne-Lee Verville (age 56)       Trustee          1998      Chairman of the Board of                    103
c/o Liberty Funds Group LLC                                 Directors, Enesco Group, Inc.
One Financial Center                                        (designer, importer and
Boston, MA 02111                                            distributor of giftware and
                                                            collectibles); author and speaker
                                                            on educational systems needs
                                                            (formerly General Manager, Global
                                                            Education Industry from 1994 to
                                                            1997, and President, Applications
                                                            Solutions Division from 1991 to
                                                            1994, IBM Corporation (global
                                                            education and global
                                                            applications)).
INTERESTED TRUSTEES
William E. Mayer* (age 61)       Trustee          1994      Managing Partner, Park Avenue               105
c/o Liberty Funds Group LLC                                 Equity Partners (venture capital)
One Financial Center                                        since February 1999 (formerly
Boston, MA 02111                                            Founding Partner, Development
                                                            Capital LLC from November 1996 to
                                                            February 1999; Dean and
                                                            Professor, College of Business
                                                            and Management, University of
                                                            Maryland from October 1992 to
                                                            November 1996).
Joseph R. Palombo* (age 48)    Trustee and        2000      Chief Operating Officer of Fleet            103
c/o Liberty Funds Group LLC    Chairman of                  Asset Management since November
One Financial Center            the Board                   2001; formerly Chief Operations
Boston, MA 02111                                            Officer of Mutual Funds, Liberty
                                                            Financial Companies, Inc. from
                                                            August 2000 to November 2001;
                                                            Executive Vice President of Stein
                                                            Roe & Farnham Incorporated (Stein
                                                            Roe) since April 1999; Executive
                                                            Vice President and Director of
                                                            Colonial Management Associates,
                                                            Inc. (Colonial) since April 1999;
                                                            Executive Vice President and
                                                            Chief Administrative Officer of
                                                            Liberty Funds Group LLC (LFG)
                                                            since April 1999; Director of
                                                            Stein Roe since September 2000;
                                                            Trustee and Chairman of the Board
                                                            of the Stein Roe Mutual Funds
                                                            since October 2000; Manager of
                                                            Stein Roe Floating Rate Limited
                                                            Liability Company since October
                                                            2000 (formerly Vice President of
                                                            the Liberty Funds from April 1999
                                                            to August 2000; Chief Operating
                                                            Officer, Putnam Mutual Funds from
                                                            1994 to 1998).



                                       OTHER
                                   DIRECTORSHIPS
    NAME, ADDRESS AND AGE               HELD
DISINTERESTED TRUSTEES
Anne-Lee Verville (age 56)      LearnSomething.com,
c/o Liberty Funds Group LLC         Inc. (online
One Financial Center            educational products
Boston, MA 02111                   and services)
INTERESTED TRUSTEES
William E. Mayer* (age 61)     Lee Enterprises (print
c/o Liberty Funds Group LLC    and online media); WR
One Financial Center              Hambrecht + Co.
Boston, MA 02111                 (financial service
                                 provider); Systech
                               Retail Systems (retail
                                industry technology
                                provider) and First
                                Health (health care)
Joseph R. Palombo* (age 48)             None
c/o Liberty Funds Group LLC
One Financial Center
Boston, MA 02111


* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the Trust or Liberty Advisory Services Corporation. Mr. Mayer is an interested person by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of Liberty Advisory Services Corporation.

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS (CONTINUED)
Liberty Variable Investment Trust
--------------------------------------------------------------------------------

                                                     YEAR FIRST
                                                     ELECTED OR
                                    POSITION WITH    APPOINTED                      PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE          LIBERTY FUNDS    TO OFFICE                       DURING PAST FIVE YEARS
OFFICERS
Keith T. Banks (age 46)              President          2001      President of Liberty Funds since November 2001; Chief
Fleet Asset Management                                            Investment Officer and Chief Executive Officer of Fleet
590 Madison Avenue, 36th Floor                                    Asset Management since 2000 (formerly Managing Director and
Mail Stop NY EH 30636A                                            Head of U.S. Equity, J.P. Morgan Investment Management from
New York, NY 10022                                                1996 to 2000).

Vicki L. Benjamin (age 40)             Chief            2001      Chief Accounting Officer of Liberty Funds and Liberty
One Financial Center                 Accounting                   All-Star Funds since June 2001; Vice President of LFG since
Boston, MA 02111                      Officer                     April 2001 (formerly Vice President, Corporate Audit, State
                                                                  Street Bank and Trust Company from May 1998 to April 2001;
                                                                  Audit Manager from July 1994 to June 1997; Senior Audit
                                                                  Manager from July 1997 to May 1998, Coopers & Lybrand, LLP).
J. Kevin Connaughton (age 37)        Treasurer          2000      Treasurer of Liberty Funds and of Liberty All-Star Funds
One Financial Center                                              since December 2000 (formerly Controller of Liberty Funds
Boston, MA 02111                                                  and of Liberty All-Star Funds from February 1998 to October
                                                                  2000); Treasurer of the Stein Roe Funds since February 2001
                                                                  (formerly Controller from May 2000 to February 2001); Senior
                                                                  Vice President of LFG since January 2001 (formerly Vice
                                                                  President from April 2000 to January 2001; Vice President of
                                                                  Colonial from February 1998 to October 2000; Senior Tax
                                                                  Manager, Coopers & Lybrand, LLP from April 1996 to January
                                                                  1998).
Michelle G. Azrialy (age 32)         Controller         2001      Controller of Liberty Funds and of Liberty All-Star Funds
One Financial Center                                              since May 2001; Vice President of LFG since March 2001
Boston, MA 02111                                                  (formerly Assistant Vice President of Fund Administration
                                                                  from September 2000 to February 2001; Compliance Manager of
                                                                  Fund Administration from September 1999 to August 2000)
                                                                  (formerly Assistant Treasurer, Chase Global Fund
                                                                  Services -- Boston from August 1996 to September 1999).
Jean S. Loewenberg (age 56)          Secretary          2002      Secretary of Liberty Funds and of Liberty All-Star Funds
One Financial Center                                              since February 2002; Senior Vice President and Group Senior
Boston, MA 02111                                                  Counsel, Fleet National Bank since November 1996.

LIBERTY VARIABLE INVESTMENT TRUST

     INVESTMENT MANAGER
     Liberty Advisory Services Corporation
     125 High Street
     Boston, MA 02110

     ADMINISTRATOR
     Colonial Management Associates, Inc.
     One Financial Center
     Boston, MA 02111

     TRANSFER AGENT
     Liberty Funds Services, Inc.
     PO Box 1722
     Boston, MA 02105

SteinRoe Variable Investment Trust

[SteinRoe Variable Investment Trust Tab]

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Federal Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Liberty Federal Securities Fund, Variable Series seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

  Leslie W. Finnemore, Michael Bissonnette and Ann T. Peterson are co-portfolio managers of the fund. Ms. Finnemore and Mr. Bissonnette are senior vice presidents of Stein Roe & Farnham Incorporated (Stein Roe). Ms. Peterson is a vice president of Stein Roe.

The fund fared well during what proved to be an eventful year for the US economy. Weakening economic growth in the last few months of 2000 continued into 2001, prompting a series of 11 interest rate cuts by the Federal Reserve Board during the year. Looking back, economic data from the beginning of the year indicated that the country entered a recession during the first quarter, and economic slowing continued from there. Weakened consumer confidence from the September 11th attacks clearly accelerated the economic downturn, exacerbating what was already a rather dismal picture for stock markets. As 2001 waned, however, the environment began to turn around a bit with a slowing in the rate of economic decline, creating hope for a brighter economic picture in 2002.

RISING PRICES FOR HIGH QUALITY BONDS
As the economy weakened throughout the year and the Fed continued to cut the federal funds rate, interest rates declined, particularly short-term maturities. As interest rates declined, bond prices generally appreciated. In this environment, high quality bonds, such as those held in the fund, performed well.

     As fund managers, we were among those bond investors who benefited from falling interest rates. The fund's focus on managing duration continued to aid performance during the period. We concentrated on lengthening duration to capture the price appreciation from declining rates. Also, in keeping with the changes made to the fund's name and investment strategy made on May 1, 2001, we reduced our exposure to mortgage-backed securities. These securities were replaced with Treasuries and with agency debt. In addition, we eliminated our corporate exposure. These sector moves also had a positive impact on fund performance during the period.

OUTLOOK FOR BETTER 2002
With signs of economic growth returning and rates at historic lows, we could be nearing the end of Fed easing for the time being. Until there is clearer evidence of much stronger, sustainable growth, we believe that the Fed will put further rate cuts on hold and will not increase rates until employment strengthens and inflation threatens. These factors should keep the Fed in check for at least the first half of 2002. Though we cannot expect the dramatic interest rate declines we saw during 2001, we anticipate a stable environment that should allow fixed income investments to continue to perform well. We expect to continue to manage the fund's duration and asset allocation in anticipation of a changing market environment.

                       ---------------------------------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

Investing in fixed income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of non-government bonds and foreign, political and economic developments.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Liberty Federal Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                1-YEAR   5-YEAR   10-YEAR
---------------------------------------------------------
 Class B(1) (6/1/00)             6.86     6.77     6.42
 Lehman Brothers Intermediate
  US Government Bond Index       8.42     7.06     6.65
 Lehman Brothers Mortgage-
  Backed Securities Index        8.22     7.49     7.10

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 12/31/91 - 12/31/01
------------------------------------------------------------
[PERFORMANCE GRAPH]

                                                                                 LEHMAN BROTHERS             LEHMAN BROTHERS
                                                                                 INTERMEDIATE US             MORTGAGE-BACKED
                                                     CLASS B SHARES           GOVERNMENT BOND INDEX         SECURITIES INDEX
                                                     --------------           ---------------------         ----------------
12/31/91                                                  10000                       10000                       10000
3/31/1992                                                  9875                        9895                        9914
6/30/1992                                                 10259                       10279                       10312
9/30/1992                                                 10566                       10729                       10620
12/31/1992                                                10595                       10694                       10695
3/31/1993                                                 10937                       11094                       11012
6/30/1993                                                 11113                       11311                       11216
9/30/1993                                                 11185                       11550                       11324
12/31/1993                                                11260                       11567                       11426
3/31/1994                                                 11061                       11353                       11161
6/30/1994                                                 10983                       11290                       11098
9/30/1994                                                 11061                       11376                       11195
12/31/1994                                                11083                       11365                       11243
3/31/1995                                                 11596                       11838                       11832
6/30/1995                                                 12169                       12391                       12448
9/30/1995                                                 12420                       12583                       12710
12/31/1995                                                12827                       13003                       13131
3/31/1996                                                 12739                       12915                       13073
6/30/1996                                                 12814                       13001                       13178
9/30/1996                                                 13079                       13225                       13447
12/31/1996                                                13430                       13530                       13835
3/31/1997                                                 13416                       13528                       13852
6/30/1997                                                 13881                       13905                       14376
9/30/1997                                                 14290                       14261                       14797
12/31/1997                                                14644                       14576                       15147
3/31/1998                                                 14842                       14796                       15393
6/30/1998                                                 15146                       15070                       15658
9/30/1998                                                 15610                       15774                       16073
12/31/1998                                                15640                       15813                       16202
3/31/1999                                                 15716                       15770                       16361
6/30/1999                                                 15639                       15739                       16287
9/30/1999                                                 15792                       15898                       16438
12/31/1999                                                15808                       15890                       16502
3/31/2000                                                 16055                       16150                       16728
6/30/2000                                                 16267                       16444                       17107
9/30/2000                                                 16771                       16885                       17660
12/31/2000                                                17438                       17555                       18344
3/31/2001                                                 17892                       18082                       18846
6/30/2001                                                 17944                       18158                       19036
9/30/2001                                                 18825                       19061                       19839
12/31/2001                                                18633                       19031                       19852

      NET ASSET VALUE ($)        12/31/00   12/31/01
--------------------------------------------------------
 Class B                          10.72      10.78

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Intermediate US Government Bond Index is an unmanaged index that tracks the performance of investment grade bonds. The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged group of mortgage securities that differs from the composition of the fund. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the new class shares. If the differences in expenses were reflected, the returns for periods prior to inception of the new class of shares would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Federal Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                              PAR          VALUE
                                                           ----------   ------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS--67.5%
U.S. GOVERNMENT AGENCIES--41.0%
FEDERAL HOME LOAN MORTGAGE CORP:
  4.500% 04/25/03........................................  $6,860,000   $  7,028,276
  7.000% 01/01/26........................................     864,516        881,530
  7.500% 02/01/23-05/01/24...............................   1,418,595      1,464,700
  8.500% 05/01/06........................................      11,108         11,786
  10.500% 06/01/13-02/01/19..............................      11,608        126,019
  10.750% 11/01/09.......................................      71,650         81,882
  11.250% 10/01/09-09/01/13..............................      21,985         25,181
  12.000% 07/01/13-07/01/20..............................     294,670        339,680
                                                                        ------------
                                                                           9,959,054
                                                                        ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION:
  6.000% 12/01/23-07/25/26...............................   5,107,781      5,157,631
  6.500% 03/01/09-10/01/28...............................   9,449,665      9,449,975
  6.625% 09/15/09........................................   4,352,000      4,638,274
  7.000% 07/01/11-03/01/29...............................   3,184,779      3,244,493
  7.125% 01/15/30........................................   1,697,000      1,882,261
  7.250% 01/15/10........................................   6,683,000      7,381,574
  7.500% 11/01/29........................................   2,035,731      2,100,609
  8.500% 05/01/30........................................   3,528,947      3,748,377
  9.000% 10/01/05-05/01/20...............................      52,028         55,863
  9.250% 03/25/18........................................     307,644        343,149
  10.000% 03/01/16.......................................     104,376        116,901
  10.250% 02/01/16.......................................     109,953        122,873
  12.250% 09/01/12.......................................      37,585         43,552
                                                                        ------------
                                                                          38,285,532
                                                                        ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
  6.000% 03/15/29-08/15/29...............................   9,136,287      8,967,815
  6.500% 01/15/24-03/15/28...............................   4,453,513      4,468,789
  6.625% 07/20/25........................................     313,193        327,236
  8.000% 04/15/08-07/15/08...............................     455,079        478,970
  9.000% 06/15/16-01/15/20...............................     433,228        460,981
  9.500% 06/15/09-08/15/22...............................   2,045,899      2,176,961
  10.000% 11/15/09-11/15/19..............................     165,689        187,437
  11.500% 04/15/13.......................................     136,093        157,910
                                                                        ------------
                                                                          17,226,099
                                                                        ------------
TOTAL U.S. GOVERNMENT AGENCIES
  (cost of $63,908,113)..................................                 65,470,685
                                                                        ------------

                                                              PAR          VALUE
                                                           ----------   ------------
U.S. GOVERNMENT OBLIGATIONS--26.5%
U.S. TREASURY BONDS/NOTES:
  5.500% 08/15/28........................................  $4,246,000   $  4,100,022
  6.000% 08/15/04........................................   2,963,000      3,144,484
  6.500% 02/15/10(a).....................................   6,392,000      7,016,243
  6.750% 08/15/26........................................   3,030,000      3,415,840
  6.875% 08/15/25........................................   5,745,000      6,551,081
  7.125% 02/15/23........................................   3,913,000      4,555,593
  7.250% 05/15/16-08/15/22...............................   7,365,000      8,558,545
  8.750% 08/15/20........................................   1,220,000      1,636,703
  8.875% 02/15/19........................................   2,435,000      3,266,699
                                                                        ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (cost of $42,376,684)..................................                 42,245,210
                                                                        ------------
TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
  (cost of $106,284,797).................................                107,715,895
                                                                        ------------
------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED &
  ASSET-BACKED SECURITIES--9.7%
NON-AGENCY MORTGAGE-BACKED SECURITIES--3.8%
American Mortgage Trust,
  8.190% 09/27/22........................................     236,280        212,652
Citicorp Mortgage Securities, Inc.,
  10.000% 08/25/17.......................................      47,465         47,357
Comfed Savings Bank,
  7.550% 01/25/18........................................      42,000         36,540
GS Mortgage Securities Corp.,
  7.750% 09/20/27(b).....................................   2,165,912      2,252,657
Glendale Federal Bank,
  9.125% 01/25/08........................................       7,040          7,023
Imperial Savings Association,
  9.800% 06/25/17........................................      10,989         10,952
Merrill Lynch Mortgage Investors, Inc.,
  7.059% 12/26/25........................................   1,910,639      2,008,559
Merrill Lynch Trust,
  8.000% 12/20/18........................................     229,123        240,951
Nomura Asset Securities Corp.,
  7.120% 04/13/39........................................   1,000,000      1,022,500
Structured Asset Securities Corp.,
  (Interest only)
  1.680% 02/25/28........................................   3,283,814        180,610
                                                                        ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (cost of $5,773,297)...................................                  6,019,801
                                                                        ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Federal Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                              PAR          VALUE
                                                           ----------   ------------
ASSET-BACKED SECURITIES--5.9%
Advanta Mortgage Loan Trust,
  7.550% 06/25/27........................................  $  452,972   $    472,006
Asset Securitization Corp.,
  6.750% 02/14/43........................................   1,375,000      1,409,375
First Boston Mortgage Securities Corp., (Interest only),
  2.108% 09/28/13........................................     159,923             25
JP Morgan Commercial Mortgage Finance Corp.,
  7.400% 07/15/31........................................   2,000,000      2,141,875
LB Commercial Conduit Mortgage Trust:
  6.210% 10/15/35........................................   1,800,000      1,838,812
  6.590% 02/18/30........................................   1,500,000      1,540,560
Mid-State Trust,
  7.340% 07/01/35........................................   1,498,579      1,543,536
Option One Mortgage Securities Corp.,
  9.660% 06/26/29........................................     552,829        539,008
                                                                        ------------
TOTAL ASSET-BACKED SECURITIES
  (cost of $9,093,099)...................................                  9,485,197
                                                                        ------------
TOTAL NON-AGENCY MORTGAGE-BACKED & ASSET-BACKED SECURITIES
  (cost of $14,866,396)..................................                 15,504,998
                                                                        ------------
------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION--21.1%
Repurchase agreement with SBC
  Warburg Ltd., dated 12/31/01, due 01/02/02 at 1.730%,
  collateralized by U.S. Treasury Bonds and Notes with
  various maturities to 2027, market value $34,731,343,
  (repurchase proceeds $33,749,243) (cost of
  $33,746,000)...........................................  33,746,000     33,746,000
                                                                        ------------

                                                              VALUE
                                                           ------------
TOTAL INVESTMENTS--98.3%
  (cost of $154,897,193)(c)..............................  $156,966,893
                                                           ------------
OTHER ASSETS & LIABILITIES, NET--1.7%....................     2,744,122
                                                           ------------
NET ASSETS--100.0%.......................................  $159,711,015
                                                           ============

NOTES TO INVESTMENT PORTFOLIO:
(a) This security, or a portion thereof, with a total market value of $603,713 is being used to collateralize open futures contracts.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the value of this security amounted to $2,252,657 which represents 1.4% of net assets.
(c) Cost for federal income tax purposes is $154,950,347. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences and amortization/ accretion tax elections on fixed income securities. Realized losses have been deferred for tax purposes and cost adjusted accordingly.
Long futures contracts open on December 31, 2001:

                          PAR VALUE                  UNREALIZED
                          COVERED BY   EXPIRATION   DEPRECIATION
TYPE                      CONTRACTS      MONTH      AT 12/31/01
----                      ----------   ----------   ------------
5 Year U.S. Treasury
  Note                    $2,500,000     March        $(14,981)
10 Year U.S. Treasury
  Note                    5,000,000      March         (50,679)
                                                      --------
                                                      $(65,660)
                                                      ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Federal Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost (includes short-term obligation)............    $154,897,193
                                                                     ------------
Investments, at value............................................    $123,220,893
Short-term obligation............................................      33,746,000
Cash.............................................................             667
Receivable for:
  Investments sold...............................................         173,272
  Fund shares sold...............................................       1,052,705
  Interest.......................................................       1,647,554
  Expense reimbursement due from Distributor.....................          10,580
  Futures variation margin.......................................          43,359
Deferred Trustees' compensation plan.............................             644
                                                                     ------------
    TOTAL ASSETS.................................................     159,895,674
                                                                     ------------
LIABILITIES:
Payable for:
  Investments purchased..........................................          63,994
  Management fee.................................................          52,558
  Administration fee.............................................          20,031
  Transfer agent fee.............................................             625
  Bookkeeping fee................................................           5,474
  Audit fee......................................................          18,974
  Reports to shareholders........................................          20,000
Deferred Trustees' fee...........................................             644
Other liabilities................................................           2,359
                                                                     ------------
    TOTAL LIABILITIES............................................         184,659
                                                                     ------------
NET ASSETS.......................................................    $159,711,015
                                                                     ============
COMPOSITION OF NET ASSETS:
Paid-in capital..................................................    $153,096,183
Undistributed net investment income..............................       7,167,923
Accumulated net realized loss....................................      (2,557,131)
Net unrealized appreciation (depreciation) on:
  Investments....................................................       2,069,700
  Futures contracts..............................................         (65,660)
                                                                     ------------
NET ASSETS.......................................................    $159,711,015
                                                                     ============
CLASS A:
Net assets.......................................................    $109,723,925
Shares outstanding...............................................      10,121,437
                                                                     ============
Net asset value per share........................................    $      10.84
                                                                     ============
CLASS B:
                                                                     $ 49,987,090
Net assets.......................................................
                                                                        4,637,628
Shares outstanding...............................................
                                                                     ============
Net asset value per share........................................    $      10.78
                                                                     ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.........................................................    $7,974,470
EXPENSES:
Management fee...................................................       538,355
Administration fee...............................................       201,883
Distribution fee -- Class B......................................        66,414
Bookkeeping fee..................................................        42,321
Transfer agent fee...............................................         7,500
Trustees' fee....................................................        12,285
Reports to shareholders..........................................        54,476
Other expenses...................................................        81,114
                                                                     ----------
  Total Expenses.................................................     1,004,348
Fees reimbursed by Distributor -- Class B........................       (10,581)
Custody earnings credit..........................................          (423)
                                                                     ----------
    Net Expenses.................................................       993,344
                                                                     ----------
Net Investment Income............................................     6,981,126
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES CONTRACTS:
Net realized gain on:
  Investments....................................................       820,709
  Futures contracts..............................................       690,341
                                                                     ----------
    Net realized gain............................................     1,511,050
                                                                     ----------
Net change in unrealized appreciation/depreciation on:
  Investments....................................................       450,980
  Futures contracts..............................................      (359,004)
                                                                     ----------
    Net change in unrealized appreciation/depreciation...........        91,976
                                                                     ----------
Net Gain.........................................................     1,603,026
                                                                     ----------
Increase in Net Assets from Operations...........................    $8,584,152
                                                                     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Federal Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001          2000 (A)
----------------------------------                              ------------    ------------
OPERATIONS:
Net investment income.......................................    $ 6,981,126     $  6,885,300
Net realized gain (loss) on investments and futures
  contracts.................................................      1,511,050         (804,986)
Net change in unrealized appreciation/depreciation on
  investments and futures contracts.........................         91,976        4,824,725
                                                                ------------    ------------
       Net Increase from Operations.........................      8,584,152       10,905,039
                                                                ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A...................................................     (6,221,562)      (6,395,972)
  Class B...................................................       (737,378)              --
                                                                ------------    ------------
     Total Distributions Declared to Shareholders...........     (6,958,940)      (6,395,972)
                                                                ------------    ------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions.............................................     18,103,544        8,996,447
  Distributions reinvested..................................      6,221,562        6,395,972
  Redemptions...............................................    (20,770,747)     (20,489,268)
                                                                ------------    ------------
       Net Increase (Decrease)..............................      3,554,359       (5,096,849)
                                                                ------------    ------------
Class B:
  Subscriptions.............................................     63,743,762        7,604,578
  Distributions reinvested..................................        737,378               --
  Redemptions...............................................    (22,676,364)        (187,930)
                                                                ------------    ------------
       Net Increase.........................................     41,804,776        7,416,648
                                                                ------------    ------------
Net Increase from Share Transactions........................     45,359,135        2,319,799
                                                                ------------    ------------
Total Increase in Net Assets................................     46,984,347        6,828,866
NET ASSETS:
Beginning of period.........................................    112,726,668      105,897,802
                                                                ------------    ------------
End of period (including undistributed net investment income
  of $7,167,923 and $6,928,331, respectively)...............    $159,711,015    $112,726,668
                                                                ============    ============
CHANGES IN SHARES:
Class A:
  Subscriptions.............................................      1,691,554          883,164
  Issued for distributions reinvested.......................        602,281          653,317
  Redemptions...............................................     (1,938,659)      (1,998,944)
                                                                ------------    ------------
       Net Increase (Decrease)..............................        355,176         (462,463)
                                                                ------------    ------------
Class B:
  Subscriptions.............................................      5,922,707          732,635
  Issued for distributions reinvested.......................         71,660               --
  Redemptions...............................................     (2,071,271)         (18,103)
                                                                ------------    ------------
       Net Increase.........................................      3,923,096          714,532
                                                                ------------    ------------

(a) Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Liberty Federal Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

  ORGANIZATION--Liberty Federal Securities Fund, Variable Series (the "Fund"), (formerly Stein Roe Mortgage Securities Fund, Variable Series), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek the highest possible level of current income consistent with the safety of principal and maintenance of liquidity. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and the repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to invest at less advantageous prices.

The Fund maintains U.S. government securities or other liquid high grade debt obligations as collateral with respect to mortgage dollar roll transactions and securities traded on other than normal settlement terms.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Liberty Federal Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2002       $1,441,045
   2003          224,288
   2004          113,587
   2007          131,769
   2008          688,875
              ----------
              $2,599,564
              ==========

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Additionally, $21,972 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's next taxable year.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

Effective January 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on all debt securities. The cumulative effect of this accounting change did not impact total net assets of the Fund, but resulted in a $14,262 decrease in cost of securities and a corresponding $14,262 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $38,454, increase net unrealized appreciation by $37,633, and increase net realized gains by $821. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes and expired capital loss carryforwards. Permanent book and tax basis differences will result in reclassifications to capital accounts.

The following reclassifications have been made to the financial statements:

             INCREASE (DECREASE)
----------------------------------------------
PAID-IN    UNDISTRIBUTED NET   ACCUMULATED NET
CAPITAL    INVESTMENT INCOME    REALIZED LOSS
--------   -----------------   ---------------
$     --       $231,668           $(231,668)

These reclassifications are primarily due to paydown adjustments. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

  OTHER--The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives monthly fees equal to 0.40% and 0.15% annually of the Fund's average daily net assets for the management and administrative services, respectively.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager, completed the sale

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Liberty Federal Securities Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

of its asset management business, including the Manager to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Manager and, therefore, an assignment of its investment advisory contract with the Fund to Fleet. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

  BOOKKEEPING FEE--The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank and Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, the Manager provided bookkeeping and pricing services to the Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B average daily net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses of the Fund in excess of 0.70% annually of the Fund's average daily net assets through April 30, 2001. This agreement expired on April 30, 2001.

For the period June 1, 2000 through April 30, 2001, LFD had agreed to reimburse the Fund's Class B share distribution fee in excess of 0.20% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees are in excess of 0.90% annually of Class B average daily net assets. This agreement expired on April 30, 2001.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Stein Roe or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $423 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2001, purchases and sales of investments, other than short term obligations, were $64,566,572 and $38,771,337, respectively, of which $64,558,227 and $25,977,539, respectively were U.S. Government securities.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation  $3,010,393
Gross unrealized depreciation    (993,847)
                               ----------
  Net unrealized appreciation  $2,016,546
                               ==========

  OTHER--The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to closeout a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Manager of the future direction of the market or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Federal Securities Fund, Variable Series -- Class B Shares
--------------------------------------------------------------------------------

                                                                  YEAR           PERIOD
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001          2000 (A)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 10.72          $ 9.87
                                                                -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................       0.54            0.38
Net realized and unrealized gain on investments and futures
  contracts.................................................       0.17            0.47
                                                                -------          ------
     Total Income from Investment Operations................       0.71            0.85
                                                                -------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................      (0.65)             --
                                                                -------          ------
NET ASSET VALUE, END OF PERIOD..............................    $ 10.78          $10.72
                                                                =======          ======
Total return (d)(e).........................................       6.86%(f)        8.61%(g)
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)................................................       0.91%           0.87%(i)
Net investment income (h)...................................       5.02%(c)        6.25%(i)
Waiver/reimbursement........................................       0.04%             --
Portfolio turnover rate.....................................         36%             43%
Net assets, end of period (000's)...........................    $49,987          $7,663

(a) Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.05% to 5.02%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Had the Manager and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of SteinRoe Variable Investment Trust and the Class B Shareholders of Liberty Federal Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty Federal Securities Fund, Variable Series (the "Fund") (formerly Stein Roe Mortgage Securities Fund, Variable Series) (a series of SteinRoe Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the Class B financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Liberty Federal Securities Fund, Variable Series, was held to conduct a vote for or against the approval of the following Item listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 12,648,820.599 shares outstanding. The votes cast were as follows:

                                               % OF        % OF
                                            OUTSTANDING   SHARES
                               SHARES         SHARES      VOTED
                           --------------   -----------   ------
PROPOSAL 1. To approve a
  new investment advisory
  agreement:
  Affirmative............  11,290,615.739     89.263%     89.263%
  Against................     335,358.459      2.651%      2.651%
  Abstain................   1,022,736.806      8.086%      8.086%

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Balanced Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Stein Roe Balanced Fund, Variable Series seeks high total investment return.

  Harvey B. Hirschhorn, executive vice president, chief economist and investment strategist of Stein Roe & Farnham Incorporated, is the fund's portfolio manager.

  Nordea Securities, Inc. (Nordea) manages the fund's foreign equity holdings. Nordea is a direct wholly owned subsidiary of Unibank A/S, one of Scandinavia's leading financial institutions. The firm's investment decisions for the fund are made by an investment team.

IN 2001 BOND PERFORMANCE WAS STRONG
The year 2001 was one in which bonds significantly outperformed equities. For the 12-month period that ended December 31, 2001 the bond market, as measured by the Lehman Brothers Government/Credit Index, posted a return of 8.50%. The S&P 500 Index, which is comprised solely of stocks, declined 11.88% during the same period. During times like these when the overall stock market is performing poorly and the bond market is enjoying relatively good performance, we expect the fund's returns to lie between those of the S&P 500 Index and the Lehman Brothers Government/Credit Index.

AN EMPHASIS ON HIGH QUALITY COMPANIES
In the equity portion of the portfolio (56% of net assets), we had been leaning toward high quality growth companies. Given the overall decline of growth stocks within the market, we had taken some steps to reduce our overall position in these companies. Still, we retained some large holdings in the fund's portfolio. We saw poor performance from many high quality growth names in sectors ranging from technology and media (Intel and AOL Time Warner at 1.3% and 1.2% of net assets, respectively) to financial services and capital goods (Citigroup and General Electric at 2.0% and 1.2% of net assets, respectively).

     Overall declines in these and other holdings combined to offset some of the strong performances from our positions in General Dynamics (0.3% of net assets), Raytheon (0.3% of net assets) and Concord EFS (0.8% of net assets).

FIXED INCOME SECURITIES HELPED FUND PERFORMANCE
During this reporting period, we have been positioned very aggressively at times in the fixed income portion of the portfolio (36% of net assets). A year ago we had more Treasuries in the portfolio, but early in the year we started to diversify the portfolio with corporate bonds. As the year progressed, we increased our holdings in mortgages and other corporate bonds and decreased exposure to Treasuries as yield spreads widened. We increased the fund's duration to 20% greater than the market. During the fourth quarter of 2001, the bond market experienced a substantial rally. During this rally, we sold some fixed income securities and brought the fund's duration to within 95% of the market. Our investment strategy as it relates to fixed income securities has generally yielded good results.

THE MONTHS AHEAD
Economists at the National Bureau of Economic Research announced at the end of November that the US economy entered a recession in March 2001. We believe that the tragic events of September 11, 2001 may have accelerated and deepened the effects of this recession.

     On the positive side, the government has been moving aggressively. When the year began, the Federal Reserve's short-term interest rate was 6%. By the end of 2001, the Fed had reduced it to 1.75%. Congress has been moving to introduce more stimulus packages. While all of these economic stimuli suggest more of a v-shaped economic recovery, we are not looking for the bounce back from the recession to be in the historic 5 to 7 percent range. Instead we are anticipating a growth rate in the 3 to 4 percent range. We believe recovery may begin before the end of the first quarter in 2002.

                       ---------------------------------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Investing in fixed income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

Holdings and sectors are disclosed as of December 31, 2001, and are subject to change.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Stein Roe Balanced Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------
 Class B(1) (6/1/00)            -9.39     5.79      8.14
 S&P 500 Index                  -11.88   10.70     12.93
 Lehman Brothers
  Government/Credit Index        8.50     7.37      7.27

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 12/31/91 - 12/31/01
------------------------------------------------------------
[Performance Graph]

                                                                                                             LEHMAN BROTHERS
                                                     CLASS B SHARES               S&P 500 INDEX          GOVERNMENT/CREDIT INDEX
                                                     --------------               -------------          -----------------------
12/31/91                                                   10000                       10000                       10000
3/31/92                                                     9984                        9748                        9850
6/30/92                                                  10039.9                     9933.21                     10248.9
9/30/92                                                  10352.1                     10246.1                     10750.1
12/31/92                                                 10753.8                     10760.5                     10758.7
3/31/93                                                  11225.9                     11229.6                       11259
6/30/93                                                  11268.6                     11283.5                     11596.8
9/30/93                                                  11551.4                     11574.6                     11980.6
12/31/93                                                 11752.4                     11843.2                     11945.9
3/31/94                                                  11438.6                     11394.3                       11572
6/30/94                                                  11349.4                     11442.2                     11428.5
9/30/94                                                    11565                     12000.5                     11485.6
12/31/94                                                 11378.8                     11998.1                     11528.1
3/31/95                                                  12102.5                     13165.6                     12102.2
6/30/95                                                  12990.9                     14420.2                     12887.6
9/30/95                                                  13654.7                     15565.2                     13133.8
12/31/95                                                 14278.7                     16502.2                     13745.8
3/31/96                                                    14867                     17388.4                     13424.2
6/30/96                                                  15211.9                     18167.4                     13487.3
9/30/96                                                    15577                     18728.8                     13724.6
12/31/96                                                   16510                     20288.9                     14144.6
3/31/97                                                  16429.2                     20834.7                       14023
6/30/97                                                  18024.4                     24468.2                     14533.4
9/30/97                                                  19206.8                     26300.9                     15042.1
12/31/97                                                 19287.5                     27055.7                     15524.9
3/31/98                                                  20477.5                     30827.3                     15760.9
6/30/98                                                  20553.3                     31850.8                     16173.8
9/30/98                                                  19311.9                     28691.2                     16974.4
12/31/98                                                 21704.6                     34796.7                     16996.5
3/31/99                                                  22145.2                     36529.5                     16792.5
6/30/99                                                  22871.6                     39101.2                     16607.8
9/30/99                                                  22391.3                     36665.2                     16697.5
12/31/99                                                 24422.2                     42117.3                       16629
3/31/00                                                  25311.1                     43081.8                     17076.4
6/30/00                                                    24853                     41935.8                       17324
9/30/00                                                  25223.3                       41529                     17821.2
12/31/00                                                 24143.8                     38281.5                       18600
3/31/01                                                  22161.5                     33745.1                     19195.2
6/30/01                                                  22731.1                     35719.2                     19252.8
9/30/01                                                  20687.6                     30479.2                     20169.2
12/31/01                                                   21871                       33734                       20181

      NET ASSET VALUE ($)        12/31/00   12/31/01
--------------------------------------------------------
 Class B                           16.33      13.81

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Government/Credit Index is an unmanaged index that tracks the performance of a selection of US government and investment-grade US corporate bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If the differences in expenses were reflected, the returns for periods prior to inception of the new class of shares would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Stein Roe Balanced Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES         VALUE
                                                           -----------   ------------
COMMON STOCKS--55.3%
CONSUMER DISCRETIONARY--8.7%
AUTOMOBILES & COMPONENTS--0.5%
Delphi Automotive Systems Corp...........................       78,400   $  1,070,944
Honda Motor Co., Ltd.....................................       15,500        615,574
Visteon Corp.............................................            2             30
                                                                         ------------
                                                                            1,686,548
                                                                         ------------
CONSUMER DURABLES & APPAREL--0.5%
Compagnie Financiere Richemont AG........................       13,500        251,025
Gucci Group..............................................        5,385        458,452
Koninklijke (Royal) Philips Electronics N.V..............       31,800        945,782
                                                                         ------------
                                                                            1,655,259
                                                                         ------------
HOTELS, RESTAURANT & LEISURE--0.3%
Compass Group PLC........................................       85,200        638,076
P & O Princess Cruises PLC...............................       64,200        374,156
                                                                         ------------
                                                                            1,012,232
                                                                         ------------
MEDIA--3.3%
AOL Time Warner, Inc. (a)................................      124,800      4,006,080
British Sky Broadcasting Group PLC (a)...................       25,000        274,455
Charter Communications, Inc. (a).........................       73,700      1,210,891
Comcast Corp., Class A (a)...............................       60,000      2,160,000
Interpublic Group of Companies, Inc......................       81,300      2,401,602
WPP Group PLC............................................       57,750        639,877
                                                                         ------------
                                                                           10,692,905
                                                                         ------------
RETAILING -- 4.1%
eBay, Inc. (a)...........................................       19,800      1,324,619
Home Depot, Inc..........................................       81,500      4,157,315
Kohl's Corp. (a).........................................       32,000      2,254,080
Wal-Mart Stores, Inc.....................................      100,000      5,755,000
                                                                         ------------
                                                                           13,491,014
                                                                         ------------
-------------------------------------------------------------------------------------
CONSUMER STAPLES--3.1%
FOOD & DRUG RETAILING--0.5%
FamilyMart Co., Ltd......................................       14,000        234,414
Safeway, Inc. (a)........................................       37,600      1,569,800
                                                                         ------------
                                                                            1,804,214
                                                                         ------------
FOOD, BEVERAGES & TOBACCO--1.5%
Cadbury Schweppes PLC....................................       73,400        469,637
Koninklijke Numico N.V...................................        9,604        224,026
Nestle SA................................................        3,000        640,106
PepsiCo, Inc.............................................       32,300      1,572,687
Philip Morris Companies, Inc.............................       40,400      1,852,340
                                                                         ------------
                                                                            4,758,796
                                                                         ------------

                                                             SHARES         VALUE
                                                           -----------   ------------
HOUSEHOLD & PRODUCTS--1.1%
Kimberly-Clark Corp......................................       28,400   $  1,698,320
Procter & Gamble Co......................................       25,100      1,986,163
                                                                         ------------
                                                                            3,684,483
                                                                         ------------
-------------------------------------------------------------------------------------
ENERGY--3.8%
Amerada Hess Corp........................................       16,200      1,012,500
Compagnie Francaise de Petroleum.........................        8,500      1,214,789
Conoco, Inc..............................................       58,548      1,656,908
Exxon Mobil Corp.........................................      146,772      5,768,140
Noble Drilling Corp. (a).................................       30,800      1,048,432
Shell Transport & Trading Co., PLC.......................      118,100        813,113
Transocean Sedco Forex, Inc..............................       27,300        923,286
                                                                         ------------
                                                                           12,437,168
                                                                         ------------
-------------------------------------------------------------------------------------
FINANCIALS--10.5%
BANKS -- 2.7%
DBS Bank Ltd.............................................       30,000        224,208
ForeningsSparbanken AB...................................       36,000        447,886
Lloyds TSB Group PLC.....................................      117,900      1,281,801
Sanpaolo IMI S.p.A.......................................       51,150        549,175
Sumitomo Mitsui Banking Corp.............................       20,000         84,289
UBS AG...................................................       21,300      1,075,848
UFJ Holdings, Inc........................................           33         72,420
UniCredito Italiano S.p.A................................       85,850        344,981
U.S. Bancorp.............................................       88,900      1,860,677
Wells Fargo & Co.........................................       63,400      2,754,730
                                                                         ------------
                                                                            8,696,015
                                                                         ------------
DIVERSIFIED FINANCIALS--4.0%
Ambac Financial Group, Inc...............................       17,900      1,035,694
Citigroup, Inc...........................................      131,066      6,616,212
Fannie Mae...............................................       19,000      1,510,500
Fortis (B)...............................................       36,400        945,404
Freddie Mac..............................................       21,100      1,379,940
Lehman Brothers Holdings, Inc............................       14,800        988,640
Nomura Securities, Inc...................................       30,000        382,717
Promise Co., Ltd.........................................        3,300        177,667
                                                                         ------------
                                                                           13,036,774
                                                                         ------------
INSURANCE -- 3.8%
Aleanza Assicurazioni....................................       42,800        470,965
AMB Generali Holding AG..................................        3,400        357,136
American International Group, Inc........................       60,800      4,827,520
Berkshire Hathaway, Inc., Class A (a)....................           28      2,116,800
CNP Assurances...........................................       14,400        458,045
Marsh & McLennan Companies, Inc..........................       17,600      1,891,120
Radian Group, Inc........................................       36,000      1,546,200

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Balanced Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES         VALUE
                                                           -----------   ------------
Skandia Forsakrings AB...................................       91,700   $    666,967
Swiss RE.................................................        3,232        325,323
                                                                         ------------
                                                                           12,660,076
                                                                         ------------
-------------------------------------------------------------------------------------
HEALTH CARE--7.2%
HEALTH CARE EQUIPMENT & SERVICES--1.8%
Aetna, Inc...............................................       82,000      2,705,180
Anthem, Inc. (a).........................................       15,200        752,400
Essilor International SA.................................       10,600        320,644
HCA--The Healthcare Co. .................................       31,900      1,229,426
Medtronic, Inc...........................................       15,800        809,118
                                                                         ------------
                                                                            5,816,768
                                                                         ------------
PHARMACEUTICALS & BIOTECHNOLOGY--5.4%
American Home Products Corp..............................       29,100      1,785,576
Amgen, Inc...............................................       16,200        914,328
Aventis SA...............................................       13,800        980,590
Bristol-Myers Squibb Co..................................       43,300      2,208,300
Genentech, Inc. (a)......................................       13,200        716,100
GlaxoSmithKline PLC......................................       30,500        765,048
Merck & Co., Inc.........................................       50,900      2,992,920
Pfizer, Inc..............................................       91,100      3,630,335
Pharmacia Corp...........................................       61,600      2,627,240
Roche Holding AG.........................................        5,000        357,121
Shire Pharmaceuticals Group PLC..........................       29,800        367,261
Teva Pharmaceuticals Industries Ltd., ADR................        4,400        271,172
                                                                         ------------
                                                                           17,615,991
                                                                         ------------
-------------------------------------------------------------------------------------
INDUSTRIALS--6.1%
CAPITAL GOODS--4.0%
Compagnie de Saint-Gobain................................        2,700        407,766
Emerson Electric Co......................................       21,700      1,239,070
General Dynamics Corp....................................       13,900      1,106,996
General Electric Co......................................      100,400      4,024,032
Invensys PLC.............................................      189,000        328,960
Raytheon Co..............................................       33,000      1,071,510
Siemens AG...............................................        6,700        443,847
Textron, Inc.............................................       34,400      1,426,224
Tyco International Ltd...................................       46,572      2,743,091
USHIO, Inc...............................................       21,000        236,168
                                                                         ------------
                                                                           13,027,664
                                                                         ------------
COMMUNICATION SERVICES & SUPPLIES--1.2%
Bellsystem24, Inc........................................          700        260,460
Chubb PLC................................................      178,800        447,068
Concord EFS, Inc. (a)....................................       83,300      2,730,574
Secom Co., Ltd...........................................        9,500        474,675
                                                                         ------------
                                                                            3,912,777
                                                                         ------------

                                                             SHARES         VALUE
                                                           -----------   ------------
TRANSPORTATION--0.9%
FedEx Corp. (a)..........................................       26,000   $  1,348,880
TPG N.V..................................................       23,702        513,179
United Parcel Service, Inc., Class B.....................       21,800      1,188,100
                                                                         ------------
                                                                            3,050,159
                                                                         ------------
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--8.7%
SOFTWARE & SERVICES--2.9%
BEA Systems, Inc. (a)....................................      100,100      1,542,541
Cap Gemini SA............................................        3,400        245,684
Microsoft Corp. (a)......................................       78,900      5,228,703
SAP AG...................................................        3,680        482,684
Siebel Systems, Inc. (a).................................       72,200      2,020,156
                                                                         ------------
                                                                            9,519,768
                                                                         ------------
TECHNOLOGY HARDWARE & EQUIPMENT--5.8%
Applied Materials, Inc. (a)..............................       31,400      1,259,140
ARM Holdings PLC (a).....................................       51,000        266,653
ASML Holding N.V.........................................       30,700        533,944
Canon, Inc...............................................       15,000        513,706
Cisco Systems, Inc. (a)..................................      191,600      3,469,876
Dell Computer Corp. (a)..................................       98,600      2,679,948
Finisar Corp. (a)........................................      186,700      1,898,739
Hoya Corp................................................        5,400        321,072
Intel Corp...............................................      137,600      4,327,520
Legend Holdings Ltd......................................      638,000        325,197
Nokia Oyj................................................        1,500         38,518
Nokia Oyj, ADR...........................................       15,000        367,950
Sun Microsystems, Inc. (a)...............................       96,000      1,184,640
Texas Instruments, Inc...................................       61,400      1,719,200
                                                                         ------------
                                                                           18,906,103
                                                                         ------------
-------------------------------------------------------------------------------------
MATERIALS--1.5%
Barrick Gold Corp........................................       89,200      1,422,740
Bowater, Inc.............................................       30,100      1,435,770
E.I. Du Pont De Nemours and Co...........................       33,848      1,438,879
Kaneka Corp..............................................       37,000        224,489
Shin-Etsu Chemical Co., Ltd..............................        9,000        321,892
                                                                         ------------
                                                                            4,843,770
                                                                         ------------
-------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.0%
AT&T Corp................................................      168,730      3,060,762
China Telecom Ltd........................................       98,000        342,608
NTT DoCoMo, Inc..........................................           34        397,600
SBC Communications, Inc..................................       68,932      2,700,066
Telecom Italia S.p.A.....................................       60,150        514,499
Verizon Communications, Inc. ............................       46,300      2,197,398
Vodafone Group PLC.......................................       55,000        143,934

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Balanced Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES         VALUE
                                                           -----------   ------------
Vodafone Group PLC, ADR..................................       48,500   $  1,245,480
WorldCom, Inc. -- WorldCom Group (a).....................      176,400      2,483,712
                                                                         ------------
                                                                           13,086,059
                                                                         ------------
-------------------------------------------------------------------------------------
UTILITIES--1.7%
Calpine Corp. (a)........................................       70,700      1,187,053
Centrica PLC.............................................      116,500        377,515
Exelon Corp..............................................       25,400      1,216,152
National Grid Group PLC..................................       96,400        600,158
PG&E Corp. (a)...........................................       65,800      1,265,992
Reliant Resources, Inc. (a)..............................       58,100        959,231
                                                                         ------------
                                                                            5,606,101
                                                                         ------------
TOTAL COMMON STOCKS
  (cost of $165,562,965)..............................................    181,000,644
                                                                         ------------
-------------------------------------------------------------------------------------
                                                               PAR
                                                           -----------
CORPORATE BONDS--19.1%
FINANCE, INSURANCE & REAL ESTATE--9.7%
DEPOSITORY INSTITUTIONS--2.1%
Citicorp, 8.040% 12/15/19 (b)............................  $ 2,700,000      2,897,748
Den Danske Bank, 6.550% 09/15/03 (b).....................    2,250,000      2,348,437
Morgan Stanley Dean Witter, 6.100% 04/15/06..............    1,400,000      1,443,876
                                                                         ------------
                                                                            6,690,061
                                                                         ------------
FINANCIAL SERVICES--0.9%
Nisource Finance Corp., 5.750% 04/15/03..................    3,000,000      3,065,070
                                                                         ------------
INSURANCE CARRIERS--2.1%
Florida Windstorm Underwriting Association, 7.125%
  02/25/19 (b)...........................................    3,400,000      3,473,746
Prudential Insurance Co. of America, 7.650% 07/01/07
  (b)....................................................    3,150,000      3,379,478
                                                                         ------------
                                                                            6,853,224
                                                                         ------------
NON-DEPOSITORY CREDIT INSTITUTIONS--2.8%
Countrywide Home Loans, Inc., 6.850% 06/15/04............    2,500,000      2,635,925
Ford Motor Credit Corp., 6.875% 02/01/06.................    3,500,000      3,495,450
Household Finance Corp., 6.500% 01/24/06.................    3,000,000      3,082,410
                                                                         ------------
                                                                            9,213,785
NON-DEPOSITORY INSTITUTIONS -- 1.8%
Fannie Mae,
  6.625% 09/15/09........................................    5,650,000      6,021,657
                                                                         ------------
-------------------------------------------------------------------------------------

                                                               PAR          VALUE
                                                           -----------   ------------
MANUFACTURING--2.4%
CHEMICALS & ALLIED PRODUCTS--0.9%
Hanson Overseas BV, 6.750% 09/15/05......................  $ 3,000,000   $  3,071,550
                                                                         ------------
PAPER & FOREST PRODUCTS--0.5%
Georgia-Pacific Corp., 8.125% 05/15/11...................    1,500,000      1,470,150
                                                                         ------------
PRINTING & PUBLISHING--1.0%
Viacom, Inc., 7.875% 07/30/30............................    3,000,000      3,288,090
                                                                         ------------
-------------------------------------------------------------------------------------
MINING & ENERGY--1.2%
OIL & GAS FIELD SERVICES--1.2%
Baker Hughes, Inc.,
  6.250% 01/15/09........................................    2,500,000      2,505,000
Devon Financing Corp., 6.875% 09/30/11 (b)...............    1,500,000      1,467,720
                                                                         ------------
                                                                            3,972,720
                                                                         ------------
-------------------------------------------------------------------------------------
RETAIL TRADE--0.7%
FOOD, BEVERAGES & TOBACCO--0.7%
Safeway, Inc., 3.625% 11/05/03...........................    2,250,000      2,228,828
                                                                         ------------
-------------------------------------------------------------------------------------
SERVICES--0.9%
BUSINESS SERVICES--0.4%
FedEx Corp., 7.530% 09/23/06.............................    1,318,427      1,380,209
                                                                         ------------
HEALTH CARE -- 0.5%
Tenet Healthcare Corp., 5.375% 11/15/06 (b)..............    1,625,000      1,590,550
                                                                         ------------
-------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY SERVICES--4.2%
AIR TRANSPORTATION--0.1%
United Airlines, Inc., 9.200% 03/22/08...................      541,656        479,295
                                                                         ------------
ELECTRIC SERVICES--1.5%
FirstEnergy Corp.,
  5.500% 11/15/06........................................    2,500,000      2,459,075
Israel Electric Corp., Ltd., 7.750% 03/01/09 (b).........    2,200,000      2,287,098
                                                                         ------------
                                                                            4,746,173
                                                                         ------------
TELECOMMUNICATIONS--2.6%
AOL Time Warner, Inc., 6.750% 01/15/09...................    2,500,000      2,554,225
Cable & Wireless PLC, 8.000% 06/22/10 (b)................    1,600,000      1,686,864

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Balanced Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                               PAR          VALUE
                                                           -----------   ------------
Verizon Wireless, Inc., 5.375% 12/15/06 (b)..............  $ 2,350,000   $  2,336,370
WorldCom, Inc., 8.250% 05/15/31..........................    1,800,000      1,897,758
                                                                         ------------
                                                                            8,475,217
                                                                         ------------
TOTAL CORPORATE BONDS
  (cost of $60,474,213)...............................................     62,546,579
                                                                         ------------
-------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--10.7%
U.S. GOVERNMENT AGENCIES--9.8%
Federal Home Loan Mortgage Corp., Gold:
  6.500% 12/01/10-06/01/31...............................   21,899,333     21,718,420
  12.000% 07/01/20.......................................      382,495        440,943
                                                                         ------------
                                                                           22,159,363
                                                                         ------------
Government National Mortgage Association:
  6.000% 12/15/28-03/15/29...............................    7,855,748      7,711,424
  8.000% 03/15/26........................................    1,801,142      1,885,561
                                                                         ------------
                                                                            9,596,985
                                                                         ------------
Government National Mortgage
  Association, Adjustable Rate,
  6.625% 07/20/25........................................      156,595        163,617
                                                                         ------------
U.S. GOVERNMENT BONDS--0.9%
U.S. Treasury Bonds, 6.125% 08/15/29.....................    1,450,000      1,534,738
  7.625% 02/15/25........................................    1,250,000      1,544,338
                                                                         ------------
                                                                            3,079,076
                                                                         ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (cost of $33,796,080)...............................................     34,999,041
                                                                         ------------
-------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED & ASSET-BACKED SECURITIES--6.3%
ASSET-BACKED SECURITIES--1.4%
MBNA Master Credit Card Trust, 6.600% 04/16/07...........    4,250,000      4,505,399
                                                                         ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--4.9%
American Mortgage Trust, 8.190% 09/27/22.................      625,448        562,904
First Union-Chase Commercial Mortgage,
  6.645% 04/15/09........................................    3,250,000      3,373,379
GS Mortgage Securities Corp. II, 6.620% 10/18/30.........    3,750,000      3,889,282
JP Morgan Commercial Mortgage Finance Corp.,
  6.507% 10/15/35........................................    3,250,000      3,330,107

                                                               PAR          VALUE
                                                           -----------   ------------
LB Commercial Conduit Mortgage Trust,
  6.210% 10/15/35........................................  $ 1,250,000   $  1,276,953
LB-UBS Commercial Mortgage Trust,
  6.510% 11/15/10........................................    3,750,000      3,820,313
                                                                         ------------
                                                                           16,252,938
                                                                         ------------
TOTAL NON-AGENCY MORTGAGE-BACKED & ASSET-BACKED SECURITIES
  (cost of $20,524,564)...............................................     20,758,337
                                                                         ------------

-------------------------------------------------------------------------------------
                                                             SHARES
                                                           -----------
PREFERRED STOCKS--0.3%
CONSUMER DISCRETIONARY--0.3%
AUTOMOBILES & COMPONENTS--0.1%
Volkswagen AG............................................       11,400        351,954
                                                                         ------------
HEALTH CARE--0.2%
HEALTH CARE EQUIPMENT & SERVICES--0.2%
Fresenius AG.............................................        5,475        453,285
                                                                         ------------
TOTAL PREFERRED STOCKS
  (cost of $1,023,369)................................................        805,239
                                                                         ------------
-------------------------------------------------------------------------------------

                                                               PAR
                                                           -----------
SHORT-TERM OBLIGATIONS--7.7%
Amstel Funding, 1.800% 01/02/02 (c)......................  $15,065,000     15,064,247
UBS Finance Corp., 1.700% 01/02/02 (c)...................   10,000,000      9,999,514
                                                                         ------------
TOTAL SHORT-TERM OBLIGATIONS
  (cost of $25,063,761)...............................................     25,063,761
                                                                         ------------
TOTAL INVESTMENTS--99.4%
  (cost of $306,444,952)(d)...........................................    325,173,601
                                                                         ------------
OTHER ASSETS & LIABILITIES, NET--0.6%.................................      2,073,946
                                                                         ------------
NET ASSETS--100.0%....................................................   $327,247,547
                                                                         ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the value of these securities amounted to $21,468,011 or 6.6% of the net assets.
(c) Rate represents yield at date of purchase.
(d) Cost for federal income tax purposes is $306,674,146. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences and amortization/ accretion tax elections on fixed income securities. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Stein Roe Balanced Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost.............................................    $306,444,952
                                                                     ------------
Investments, at value............................................    $325,173,601
Cash.............................................................           7,346
Foreign currency (cost of $315,607)..............................         312,684
Receivable for:
  Investments sold...............................................         654,872
  Fund shares sold...............................................         201,609
  Interest.......................................................       1,355,740
  Dividends......................................................         176,245
  Expense reimbursement due from Distributor.....................          19,770
Deferred Trustees' compensation plan.............................           1,315
                                                                     ------------
    TOTAL ASSETS.................................................     327,903,182
                                                                     ------------
LIABILITIES:
Payable for:
  Fund shares repurchased........................................         330,783
  Management fee.................................................         124,888
  Administration fee.............................................          41,629
  Transfer agent fee.............................................             625
  Bookkeeping fee................................................           9,596
  Trustees' fee..................................................              11
  Reports to shareholders........................................         112,000
Deferred Trustees' fee...........................................           1,315
Other liabilities................................................          34,788
                                                                     ------------
    TOTAL LIABILITIES............................................         655,635
                                                                     ------------
NET ASSETS.......................................................    $327,247,547
                                                                     ============
COMPOSITION OF NET ASSETS:
Paid-in capital..................................................    $305,292,517
Undistributed net investment income..............................       9,347,107
Accumulated net realized loss....................................      (6,118,142)
Net unrealized appreciation (depreciation) on:
  Investments....................................................      18,728,649
  Foreign currency translations..................................          (2,584)
                                                                     ------------
NET ASSETS.......................................................    $327,247,547
                                                                     ============
CLASS A:
Net assets.......................................................    $279,493,314
Shares outstanding...............................................      20,168,277
                                                                     ============
Net asset value per share........................................    $      13.86
                                                                     ============
CLASS B:
                                                                     $ 47,754,233
Net assets.......................................................
                                                                        3,458,497
Shares outstanding...............................................
                                                                     ============
Net asset value per share........................................    $      13.81
                                                                     ============

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Stein Roe Balanced Fund, Variable Series
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.........................................................    $  9,754,156
Dividends........................................................       2,253,965
                                                                     ------------
  Total Investment Income (net of foreign taxes withheld of
    $62,718).....................................................      12,008,121
EXPENSES:
Management fee...................................................       1,591,913
Administration fee...............................................         530,638
Distribution fee -- Class B......................................          83,535
Bookkeeping fee..................................................          74,480
Transfer agent fee...............................................           7,500
Trustees' fee....................................................          18,898
Reports to shareholders..........................................         199,549
Other expenses...................................................         110,082
                                                                     ------------
  Total Expenses.................................................       2,616,595
Fees reimbursed by the Distributor -- Class B....................         (19,770)
Custody earnings credit..........................................          (8,176)
                                                                     ------------
  Net Expenses...................................................       2,588,649
                                                                     ------------
Net Investment Income............................................       9,419,472
                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
  CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
  Investments....................................................      (1,194,628)
  Foreign currency transactions..................................          33,860
  Futures contracts..............................................      (4,806,494)
                                                                     ------------
    Net realized loss............................................      (5,967,262)
                                                                     ------------
Net change in unrealized appreciation/depreciation on:
  Investments....................................................     (39,857,923)
  Foreign currency translations..................................         (86,519)
  Futures contracts..............................................         243,450
                                                                     ------------
    Net change in unrealized appreciation/depreciation...........     (39,700,992)
                                                                     ------------
Net Loss.........................................................     (45,668,254)
                                                                     ------------
Decrease in Net Assets from Operations...........................    $(36,248,782)
                                                                     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Balanced Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001          2000 (A)
----------------------------------                              ------------    ------------
OPERATIONS:
Net investment income.......................................    $  9,419,472    $ 10,955,687
Net realized gain (loss) on investments, foreign currency
  transactions and futures contracts........................      (5,967,262)     13,543,399
Net change in unrealized appreciation/depreciation on
  investments, foreign currency translations and futures
  contracts.................................................     (39,700,992)    (28,232,491)
                                                                ------------    ------------
       Net Decrease from Operations.........................     (36,248,782)     (3,733,405)
                                                                ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A...................................................     (10,180,998)    (11,091,099)
  Class B...................................................        (667,764)             --
From net realized capital gains:
  Class A...................................................     (12,602,873)    (18,789,074)
  Class B...................................................        (826,612)             --
                                                                ------------    ------------
     Total Distributions Declared to Shareholders...........     (24,278,247)    (29,880,173)
                                                                ------------    ------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions.............................................       8,714,670      33,903,274
  Distributions reinvested..................................      22,783,871      29,880,173
  Redemptions...............................................     (71,929,226)    (79,424,308)
                                                                ------------    ------------
       Net Decrease.........................................     (40,430,685)    (15,640,861)
                                                                ------------    ------------
Class B:
  Subscriptions.............................................      37,942,104      15,857,355
  Distributions reinvested..................................       1,494,376              --
  Redemptions...............................................      (2,399,582)       (439,868)
                                                                ------------    ------------
       Net Increase.........................................      37,036,898      15,417,487
                                                                ------------    ------------
Net Decrease from Share Transactions........................      (3,393,787)       (223,374)
                                                                ------------    ------------
Total Decrease in Net Assets................................     (63,920,816)    (33,836,952)
NET ASSETS:
Beginning of period.........................................     391,168,363     425,005,315
                                                                ------------    ------------
End of period (including undistributed net investment income
  of $9,347,107 and $11,037,292, respectively)..............    $327,247,547    $391,168,363
                                                                ============    ============
CHANGES IN SHARES:
Class A:
  Subscriptions.............................................         589,222       2,003,611
  Issued for distributions reinvested.......................       1,587,726       1,821,962
  Redemptions...............................................      (5,012,155)     (4,692,861)
                                                                ------------    ------------
       Net Decrease.........................................      (2,835,207)       (867,288)
                                                                ------------    ------------
Class B:
  Subscriptions.............................................       2,612,573         944,036
  Issued for distributions reinvested.......................         104,356              --
  Redemptions...............................................        (176,018)        (26,450)
                                                                ------------    ------------
       Net Increase.........................................       2,540,911         917,586
                                                                ------------    ------------

(a) Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Stein Roe Balanced Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Stein Roe Balanced Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high total investment return by investing primarily in a diversified portfolio of common stocks, securities convertible to common stock, bonds, and cash. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Stein Roe Balanced Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

YEAR OF EXPIRATION   CAPITAL LOSS CARRYFORWARD
------------------   -------------------------
       2009                 $4,429,190
                            ==========

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Additionally, $1,521,298 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's next taxable year.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

Effective January 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on all debt securities. The cumulative effect of this accounting change did not impact total net assets of the Fund, but resulted in a $364,106 reduction in cost of securities and a corresponding $364,106 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $187,330, decrease net unrealized appreciation by $302,566, and decrease net realized loss by $489,896. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

              INCREASE (DECREASE)
-----------------------------------------------
PAID-IN    UNDISTRIBUTED NET    ACCUMULATED NET
CAPITAL    INVESTMENT INCOME     REALIZED LOSS
-------   -------------------   ---------------
$84,395        $103,211            $(187,606)

These reclassifications are primarily due to a net operating loss and foreign currency transactions, paydown adjustments and the different treatment of income from partnerships. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax composition of dividends was as follows:

Ordinary income               $11,307,500
Long-term capital gains        12,970,747
                              -----------
                              $24,278,247
                              ===========

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  OTHER--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Stein Roe Balanced Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives monthly fees equal to 0.45% and 0.15% annually of the Fund's average daily net assets for management and administrative services, respectively.

Nordea Securities, Inc., which does business in the U.S. as Nordea Investment Management ("Nordea"), has been retained by the Manager as sub-advisor to manage the day-to-day investment operations of the Fund. The Manager, out of the management fee it receives, pays Nordea a monthly sub-advisory fee equal to 0.40% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager, completed the sale of its asset management business, including the Manager, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Manager and, therefore, an assignment of the Manager's investment advisory contract with the Fund to Fleet. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

  BOOKKEEPING FEE--The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank and Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, the Manager provided bookkeeping and pricing services to the Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B average daily net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses of the Fund in excess of 0.75% annually of the Fund's average net assets.

LFD voluntarily agreed to reimburse the Fund's Class B share distribution fees in excess of 0.15% when the total operating expenses of the Fund is in excess of 0.90% annually of Class B average daily net asset value.

These arrangements may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Stein Roe or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $8,176 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2001, purchases and sales of investments, other than short term obligations, were $179,960,400 and $221,966,090, respectively, of which $18,506,267 and $95,415,537, respectively, were U.S. Government securities.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized
  appreciation                $ 38,085,081
Gross unrealized
  depreciation                 (19,585,626)
                              ------------
  Net unrealized
     appreciation             $ 18,499,455
                              ============

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Stein Roe Balanced Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to closeout a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Manager of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2001, the Fund used AlphaTrade Inc., a wholly owned subsidiary of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the year were $10,759.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Balanced Fund, Variable Series -- Class B Shares
--------------------------------------------------------------------------------

                                                                  YEAR           PERIOD
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001          2000 (A)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 16.33         $ 16.18
                                                                -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................       0.35(c)         0.25
Net realized and unrealized loss on investments, foreign
  currency and futures contracts............................      (1.85)(c)       (0.10)
                                                                -------         -------
  Total from Investment Operations..........................      (1.50)           0.15
                                                                -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................      (0.45)             --
From net realized capital gains.............................      (0.57)             --
                                                                -------         -------
  Total Distributions Declared to Shareholders..............      (1.02)             --
                                                                -------         -------
NET ASSET VALUE, END OF PERIOD..............................    $ 13.81         $ 16.33
                                                                =======         =======
Total return (d)(e)(f)......................................      (9.39)%          0.93%(g)
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)................................................       0.90%           0.90%(i)
Net investment income (h)...................................       2.49%(c)        2.57%(i)
Waiver/reimbursement........................................       0.06%           0.04%(i)
Portfolio turnover rate.....................................         57%             39%
Net assets, end of period (000's)...........................    $47,754         $14,985

(a) Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.54% to 2.49%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Manger and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of SteinRoe Variable Investment Trust and the Class B Shareholders of Stein Roe Balanced Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Stein Roe Balanced Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the Class B financial highlights for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Stein Roe Balanced Fund, Variable Series, was held to conduct a vote for or against the approval of the Items listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 25,021,230.430 shares outstanding. The votes cast were as follows:

                                               % OF        % OF
                                              SHARES      SHARES
                               SHARES       OUTSTANDING   VOTED
                           --------------   -----------   ------
PROPOSAL 1. To approve a
  new investment advisory
  agreement:
  Affirmative............  22,629,929.987     90.443%     90.448%
  Against................     798,289.088      3.190%      3.190%
  Abstain................   1,591,696.349      6.362%      6.362%

                                               % OF        % OF
                                              SHARES      SHARES
                               SHARES       OUTSTANDING   VOTED
                           --------------   -----------   ------
PROPOSAL 2. To approve a
  new sub-advisory
  agreement:
  Affirmative............  22,362,788.403     89.375%     89.380%
  Against................     699,061.522      2.794%      2.794%
  Abstain................   1,958,065.499      7.826%      7.826%

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION

For the fiscal year ended December 31, 2001, the Fund designates long-term capital gains distributions of $12,970,745.

14.92% of the ordinary income distributed by the Fund, in the year ended December 31, 2001, qualifies for the corporate dividends received deduction.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Growth Stock Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Stein Roe Growth Stock Fund, Variable Series seeks long-term growth of capital.

  Erik P. Gustafson, senior vice president of Stein Roe & Farnham
  Incorporated, is the fund's portfolio manager. David P. Brady is the associate portfolio manager of the fund. Mr. Brady is a senior vice president of Stein Roe.

A DEFENSIVE STRATEGY
Despite aggressive interest-rate easing by the Federal Reserve Board, the US economy failed to revive in 2001. As we discussed in our semiannual report, we had positioned the fund with a greater weighting in consumer cyclical companies in anticipation of a fourth quarter rebound in the US economy. Unfortunately, market and fund performance suffered as the tragic events of September 11, 2001 forestalled an incipient economic rebound.

     As the economy stalled and the pool of advertising dollars evaporated, media stocks underperformed. Our holdings--including AOL Time Warner (3.1% of net assets), Liberty Media Group (4.1% of net assets) and EchoStar Communications (2.1% of net assets)--similarly lagged. However, we remain committed to holding positions in this industry. We believe that as the economy recovers, these firms will perform well.

RETHINKING OUR WEIGHTING IN HEALTH CARE
We increased our weighting in health care during the year. During this period we established positions in Abbott Laboratories (3.2% of net assets) and Baxter International Inc. (4.2% of net assets). We believe both companies have good prospects for long-term growth. Under the reins of a new management team, Baxter has restructured its business with exciting prospects in several new areas of therapy. Likewise, Abbott is well positioned with a strong product pipeline. Finally, we believe both companies will benefit as 80 million baby boomers continue to age and consume additional health products.

ECONOMIC RECOVERY IS POSSIBLE IN 2002
As the nation recovers from the attacks of September, we are optimistic on the prospects for the US economy. Clearly, there are challenges near term. However, throughout 2001, the Federal Reserve, the Bush administration and Congress took steps to stimulate our economy. By the end of 2001, the Federal Reserve had cut its short-term interest rate 11 times from 6% to 1.75%. In addition, the Bush administration and Congress passed the Economic Growth and Tax Relief Reconciliation Act of 2001, which has lowered marginal tax rates. This fiscal and monetary stimulus should aid in stimulating economic growth in the coming months.

                       ---------------------------------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. Although there are currently no plans to do so, the fund may invest up to 25% of its assets in foreign stocks. International investing involves greater risks, including a greater degree of social, political and economic volatility.

Holdings are disclosed as of December 31, 2001, and are subject to change.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Stein Roe Growth Stock Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------
 Class B(1) (6/1/00)            -24.80    8.89     10.36
 S&P 500 Index                  -11.88   10.70     12.93

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 12/31/91 - 12/31/01
------------------------------------------------------------
[PERFORMANCE GRAPH]

                                                                       CLASS B SHARES                     S&P 500 INDEX
                                                                       --------------                     -------------
1/1/92                                                                      10000                              10000
3/31/92                                                                      9553                               9748
6/30/92                                                                   9317.04                            9933.21
9/30/92                                                                   9846.25                            10246.1
12/31/92                                                                  10663.5                            10760.5
3/31/93                                                                   10488.6                            11229.6
6/30/93                                                                   10356.5                            11283.5
9/30/93                                                                   10716.9                            11574.6
12/31/93                                                                  11193.8                            11843.2
3/31/94                                                                   10484.1                            11394.3
6/30/94                                                                   10159.1                            11442.2
9/30/94                                                                   10625.4                            12000.5
12/31/94                                                                    10483                            11998.1
3/31/95                                                                   11247.2                            13165.6
6/30/95                                                                   12369.7                            14420.2
9/30/95                                                                     13614                            15565.2
12/31/95                                                                  14437.7                            16502.2
3/31/96                                                                   15110.5                            17388.4
6/30/96                                                                   16144.1                            18167.4
9/30/96                                                                   16633.2                            18728.8
12/31/96                                                                  17508.1                            20288.9
3/31/97                                                                   17415.3                            20834.7
6/30/97                                                                     20935                            24468.2
9/30/97                                                                     22166                            26300.9
12/31/97                                                                    23159                            27055.7
3/31/98                                                                   25845.4                            30827.3
6/30/98                                                                   27486.6                            31850.8
9/30/98                                                                   23429.6                            28691.2
12/31/98                                                                    29622                            34796.7
3/31/99                                                                   33043.4                            36529.5
6/30/99                                                                   34051.2                            39101.2
9/30/99                                                                   32229.5                            36665.2
12/31/99                                                                  40560.8                            42117.3
3/31/00                                                                   46628.7                            43081.8
6/30/00                                                                   44502.4                            41935.8
9/30/00                                                                   43047.2                              41529
12/31/00                                                                  35630.2                            38281.5
3/31/01                                                                   29508.9                            33745.1
6/30/01                                                                   30308.6                            35719.2
9/30/01                                                                   24222.6                            30479.2
12/31/01                                                                  26797.7                            33734.4

      NET ASSET VALUE ($)        12/31/00   12/31/01
--------------------------------------------------------
 Class B                           44.59      27.82

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If the differences in expenses were reflected, the returns for periods prior to inception of the new class of shares would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Stein Roe Growth Stock Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   ------------
COMMON STOCKS--99.2%
CONSUMER DISCRETIONARY--16.4%
MEDIA--9.3%
BROADCASTING & CABLE--6.2%
EchoStar Communications Corp., Class A (a)...............     200,000   $  5,494,000
Liberty Media Corp., Class A (a).........................     750,000     10,500,000
                                                                        ------------
                                                                          15,994,000
                                                                        ------------
MOVIES & ENTERTAINMENT--3.1%
AOL Time Warner, Inc. (a)................................     250,000      8,025,000
                                                                        ------------
RETAILING--7.1%
DEPARTMENT STORES--4.1%
Kohl's Corp. (a).........................................     150,000     10,566,000
                                                                        ------------
HOME IMPROVEMENT RETAIL--3.0%
Home Depot, Inc..........................................     150,000      7,651,500
                                                                        ------------
------------------------------------------------------------------------------------
CONSUMER STAPLES--6.6%
FOOD, BEVERAGES & TOBACCO--2.7%
TOBACCO--2.7%
Philip Morris Companies, Inc.............................     150,000      6,877,500
                                                                        ------------
FOOD & DRUG RETAILING--1.6%
FOOD RETAIL--1.6%
Safeway, Inc. (a)........................................     100,000      4,175,000
                                                                        ------------
HOUSEHOLD & PERSONAL PRODUCTS--2.3%
HOUSEHOLD PRODUCTS--2.3%
Procter & Gamble Co......................................      75,000      5,934,750
                                                                        ------------
------------------------------------------------------------------------------------
ENERGY--1.3%
OIL & GAS DRILLING--1.3%
Transocean Sedco Forex, Inc..............................     100,000      3,382,000
                                                                        ------------
------------------------------------------------------------------------------------
FINANCIALS--10.5%
DIVERSIFIED FINANCIAL SERVICES--5.9%
Citigroup, Inc...........................................     300,000     15,144,000
                                                                        ------------
INSURANCE--4.6%
MULTI-LINE INSURANCE--4.6%
American International Group, Inc........................     150,000     11,910,000
                                                                        ------------
------------------------------------------------------------------------------------
HEALTH CARE--23.4%
HEALTH CARE EQUIPMENT & SERVICES--8.1%
Baxter International, Inc................................     200,000     10,726,000
Medtronic, Inc...........................................     200,000     10,242,000
                                                                        ------------
                                                                          20,968,000
                                                                        ------------
PHARMACEUTICALS & BIOTECHNOLOGY--15.3%
BIOTECHNOLOGY--2.1%
Genentech, Inc. (a)......................................     100,000      5,425,000
                                                                        ------------

                                                             SHARES        VALUE
                                                           ----------   ------------
PHARMACEUTICALS--13.2%
Abbott Laboratories......................................     150,000   $  8,362,500
Johnson & Johnson........................................     200,000     11,820,000
Pfizer, Inc..............................................     350,000     13,947,500
                                                                        ------------
                                                                          34,130,000
                                                                        ------------
------------------------------------------------------------------------------------
INDUSTRIALS--9.2%
CAPITAL GOODS--9.2%
INDUSTRIAL CONGLOMERATES--9.2%
General Electric Co......................................     300,000     12,024,000
Tyco International Ltd...................................     200,000     11,780,000
                                                                        ------------
                                                                          23,804,000
                                                                        ------------
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--24.9%
SOFTWARE & SERVICES--7.7%
APPLICATIONS SOFTWARE--1.1%
BEA Systems, Inc. (a)....................................     175,000      2,696,750
                                                                        ------------
INFORMATION TECHNOLOGY CONSULTING & SERVICES--2.7%
Electronic Data Systems Corp.............................     100,000      6,855,000
                                                                        ------------
SYSTEMS SOFTWARE--3.9%
Microsoft Corp. (a)......................................     150,000      9,940,500
                                                                        ------------
TECHNOLOGY HARDWARE & EQUIPMENT--17.2%
COMPUTER HARDWARE--4.5%
Dell Computer Corp. (a)..................................     200,000      5,436,000
International Business Machines Corp.....................      50,000      6,048,000
                                                                        ------------
                                                                          11,484,000
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS--1.8%
EMC Corp. (a)............................................     350,000      4,704,000
                                                                        ------------
NETWORKING EQUIPMENT--3.6%
Cisco Systems, Inc. (a)..................................     400,000      7,244,000
Finisar Corp. (a)........................................     200,000      2,034,000
                                                                        ------------
                                                                           9,278,000
                                                                        ------------
SEMICONDUCTOR EQUIPMENT--1.5%
Novellus Systems, Inc. (a)...............................     100,000      3,945,000
                                                                        ------------
SEMICONDUCTORS--1.6%
Texas Instruments, Inc...................................     150,000      4,200,000
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT--4.2%
Corning, Inc.............................................     250,000      2,230,000
Nokia Oyj, ADR...........................................     350,000      8,585,500
                                                                        ------------
                                                                          10,815,500
                                                                        ------------
------------------------------------------------------------------------------------
MATERIALS--2.8%
METALS & MINING--2.8%
ALUMINUM--2.8%
Alcoa, Inc...............................................     200,000      7,110,000
                                                                        ------------
------------------------------------------------------------------------------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Growth Stock Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES        VALUE
                                                           ----------   ------------
TELECOMMUNICATION SERVICES--1.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.8%
INTEGRATED TELECOMMUNICATION SERVICES--1.8%
Verizon Communications, Inc..............................     100,000   $  4,746,000
                                                                        ------------
------------------------------------------------------------------------------------
UTILITIES--2.3%
ELECTRIC UTILITIES--2.3%
Duke Energy Corp.........................................     150,000      5,889,000
                                                                        ------------
TOTAL COMMON STOCKS
  (cost of $228,057,328).............................................    255,650,500
                                                                        ------------
------------------------------------------------------------------------------------
                                                              PAR
                                                           ----------
SHORT-TERM OBLIGATION--0.9%
Amstel Funding,
  1.800%, 01/02/02 (b)
  (cost of $2,254,887)...................................  $2,255,000      2,254,887
                                                                        ------------

                                                                           VALUE
                                                                        ------------
TOTAL INVESTMENTS--100.1%
  (cost of $230,312,215) (c).........................................   $257,905,387
                                                                        ------------
OTHER ASSETS & LIABILITIES, NET--(0.1)%..............................       (146,775)
                                                                        ------------
NET ASSETS--100.0%...................................................   $257,758,612
                                                                        ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Rate represents yield at date of purchase.
(c) Cost for both financial statement and federal income tax purposes is the same.

                      ACRONYM               NAME
                      -------               ----
                       ADR       American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Stein Roe Growth Stock Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost.............................................    $230,312,215
                                                                     ------------
Investments, at value............................................    $257,905,387
Cash.............................................................           2,201
Receivable for:
  Fund shares sold...............................................         113,742
  Dividends......................................................         259,900
  Expense reimbursement due from Distributor.....................          15,581
Deferred Trustees' compensation plan.............................           1,270
                                                                     ------------
    TOTAL ASSETS.................................................     258,298,081
                                                                     ------------
LIABILITIES:
Payable for:
  Fund shares repurchased........................................         304,686
  Management fee.................................................         110,213
  Administration fee.............................................          33,065
  Transfer agent fee.............................................             625
  Bookkeeping fee................................................           8,511
  Reports to shareholders........................................          55,150
Deferred Trustees' fee...........................................           1,270
Other liabilities................................................          25,949
                                                                     ------------
    TOTAL LIABILITIES............................................         539,469
                                                                     ------------
NET ASSETS.......................................................    $257,758,612
                                                                     ============
COMPOSITION OF NET ASSETS:
Paid-in capital..................................................    $269,465,276
Undistributed net investment income..............................         356,166
Accumulated net realized loss....................................     (39,656,002)
Net unrealized appreciation on investments.......................      27,593,172
                                                                     ------------
NET ASSETS.......................................................    $257,758,612
                                                                     ============
CLASS A:
Net assets.......................................................    $224,928,277
Shares outstanding...............................................       8,053,072
                                                                     ============
Net assets value per share.......................................    $      27.93
                                                                     ============
CLASS B:
                                                                     $ 32,830,335
Net assets.......................................................
                                                                        1,179,945
Shares outstanding...............................................
                                                                     ============
Net asset value per share........................................    $      27.82
                                                                     ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends........................................................    $  2,288,778
Interest.........................................................         468,480
                                                                     ------------
  Total Investment Income (net of foreign taxes withheld of
    $9,549)......................................................       2,757,258
EXPENSES:
Management fee...................................................       1,545,392
Administration fee...............................................         463,618
Distribution fee -- Class B......................................          70,473
Bookkeeping fee..................................................          67,708
Transfer Agent fee...............................................           7,500
Trustees' fee....................................................          15,956
Reports to shareholders..........................................         173,869
Other expenses...................................................          75,185
                                                                     ------------
  Total Expenses.................................................       2,419,701
Fees reimbursed by the Distributor -- Class B....................         (15,581)
Custody earnings credit..........................................          (3,403)
                                                                     ------------
  Net Expenses...................................................       2,400,717
                                                                     ------------
Net Investment Income............................................         356,541
                                                                     ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments.................................     (39,281,274)
Net change in unrealized appreciation/depreciation on
  investments....................................................     (55,958,778)
                                                                     ------------
Net Loss.........................................................     (95,240,052)
                                                                     ------------
Decrease in Net Assets from Operations...........................    $(94,883,511)
                                                                     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Growth Stock Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 YEAR ENDED       YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001           2000 (A)
----------------------------------                              -------------    -------------
OPERATIONS:
Net investment income (loss)................................    $     356,541    $    (918,947)
Net realized gain (loss) on investments.....................      (39,281,274)      56,524,439
Net change in unrealized appreciation/depreciation on
  investments...............................................      (55,958,778)    (113,632,893)
                                                                -------------    -------------
     Net Decrease from Operations...........................      (94,883,511)     (58,027,401)
                                                                -------------    -------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A...................................................             (348)              --
  Class B...................................................              (27)              --
From net realized capital gains:
  Class A...................................................      (52,643,708)     (57,812,470)
  Class B...................................................       (4,073,383)              --
                                                                -------------    -------------
     Total Distributions Declared to Shareholders...........      (56,717,466)     (57,812,470)
                                                                -------------    -------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions.............................................       10,436,046       85,173,215
  Distributions reinvested..................................       52,644,056       57,812,470
  Redemptions...............................................      (74,629,600)     (57,980,512)
                                                                -------------    -------------
     Net Increase (Decrease)................................      (11,549,498)      85,005,173
                                                                -------------    -------------
Class B:
  Subscriptions.............................................       22,688,287       23,544,089
  Distributions reinvested..................................        4,073,410               --
  Redemptions...............................................       (2,154,646)        (242,921)
                                                                -------------    -------------
     Net Increase...........................................       24,607,051       23,301,168
                                                                -------------    -------------
Net Increase from Share Transactions........................       13,057,553      108,306,341
                                                                -------------    -------------
Total Decrease in Net Assets................................     (138,543,424)      (7,533,530)
NET ASSETS:
Beginning of period.........................................      396,302,036      403,835,566
                                                                -------------    -------------
End of period (including undistributed net investment income
  of $356,166 and $0, respectively).........................    $ 257,758,612    $ 396,302,036
                                                                =============    =============
CHANGES IN SHARES:
Class A:
  Subscriptions.............................................          319,658        1,526,962
  Issued for distributions reinvested.......................        1,663,845        1,017,467
  Redemptions...............................................       (2,356,289)      (1,089,956)
                                                                -------------    -------------
     Net Increase (Decrease)................................         (372,786)       1,454,473
                                                                -------------    -------------
Class B:
  Subscriptions.............................................          671,455          454,395
  Issued for distributions reinvested.......................          129,069               --
  Redemptions...............................................          (70,430)          (4,544)
                                                                -------------    -------------
     Net Increase...........................................          730,094          449,851
                                                                -------------    -------------

(a) Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Stein Roe Growth Stock Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Stein Roe Growth Stock Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe") provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Stein Roe Growth Stock Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

   YEAR OF EXPIRATION    CAPITAL LOSS CARRYFORWARD
   ------------------    -------------------------
          2009                 $28,434,611
                         ========================

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Additionally, $11,221,391 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's next taxable year.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

             INCREASE (DECREASE)
---------------------------------------------
PAID-IN   UNDISTRIBUTED NET   ACCUMULATED NET
CAPITAL   INVESTMENT INCOME    REALIZED LOSS
-------   -----------------   ---------------
 $(38)          $ --                $38

These reclassifications are primarily due to prior year adjustments. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax composition of dividends was as follows:

Ordinary income               $       375
Long-term capital gains        56,717,091
                              -----------
                              $56,717,466
                              ===========

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives a monthly fee equal to 0.50% and 0.15% annually of the Fund's average daily net assets for management and administrative services, respectively.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager, completed the sale of its asset management business, including the Manager, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Manager and, therefore, an assignment of the Manager's investment advisory contract with the Fund to Fleet. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

  BOOKKEEPING FEE--The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Stein Roe Growth Stock Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank and Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, the Manager provided bookkeeping and pricing services to the Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.
  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B average daily net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses of the Fund in excess of 0.80% annually of the Fund's average daily net assets.

LFD has voluntarily agreed to reimburse the Fund's Class B share distribution fee in excess of 0.15% when the total operating expenses of Class B is in excess of 0.95% annually of Class B average daily net assets.

These arrangements may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Stein Roe or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $3,403 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2001, purchases and sales of investments, other than short term obligations, were $171,866,833 and $202,173,192, respectively.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized
  appreciation                $ 60,204,114
Gross unrealized
  depreciation                 (32,610,942)
                              ------------
  Net unrealized
     appreciation             $ 27,593,172
                              ============

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2001, the Fund used AlphaTrade Inc., a wholly owned subsidiary of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the year were $3,720.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Growth Stock Fund, Variable Series -- Class B Shares
--------------------------------------------------------------------------------

                                                                  YEAR           PERIOD
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001          2000 (A)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 44.59         $ 50.85
                                                                -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b).....................................      (0.02)          (0.12)
Net realized and unrealized loss on investments.............     (10.27)          (6.14)
                                                                -------         -------
     Total from Investment Operations.......................     (10.29)          (6.26)
                                                                -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................       --(c)             --
From net realized capital gains.............................      (6.48)             --
                                                                -------         -------
     Total Distributions Declared to Shareholders...........      (6.48)             --
                                                                -------         -------
NET ASSET VALUE, END OF PERIOD..............................    $ 27.82         $ 44.59
                                                                =======         =======
Total return (d)(e).........................................     (24.80)%(f)     (12.31)%(g)
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)................................................       0.95%           0.95%(i)
Net investment loss (h).....................................      (0.06)%         (0.43)%(i)
Waiver/reimbursement........................................       0.06%             --
Portfolio turnover rate.....................................         57%             65%
Net assets, end of period (000's)...........................    $32,830         $20,059

(a) Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Had the Manager and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of SteinRoe Variable Investment Trust and the Class B Shareholders of Stein Roe Growth Stock Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Stein Roe Growth Stock Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the Class B financial highlights for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial statements for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Stein Roe Growth Stock Fund, Variable Series, was held to conduct a vote for or against the approval of the following Item listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 10,004,351.236 shares outstanding. The votes cast were as follows:

                                                                                 % OF        % OF
                                                                                SHARES      SHARES
                                                                 SHARES       OUTSTANDING   VOTED
                                                              -------------   -----------   ------
PROPOSAL 1. To approve a new investment advisory agreement:
  Affirmative...............................................  9,163,889.517     91.599%     91.599%
  Against...................................................    291,171.134      2.910%      2.910%
  Abstain...................................................    549,290.585      5.491%      5.491%

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Money Market Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

  Stein Roe Money Market Fund, Variable Series seeks high current income, consistent with capital preservation and maintenance of liquidity.

  Jane M. Naeseth, senior vice president of Stein Roe & Farnham Incorporated, is the fund's portfolio manager.

THE FISCAL YEAR AMONG THE MOST VOLATILE
The fiscal year that ended December 31, 2001 marked the most aggressive rate-cutting activity on record. The Federal Reserve cut its federal funds rate -- the rate it charges banks for overnight loans from excess reserves held by the Fed -- 11 times, totaling 4.25 percentage points. With this key rate at 1.75%, the lowest level in 40 years, money market yields ended the year at historic lows.

AVERAGE MATURITY INCREASES DRAMATICALLY
Beginning 2001 with an average maturity of only 29 days, the fund almost doubled its average maturity through the year, increasing it to 55 days. Early in the period, we bought federal agency securities to lock in favorable rates, increasing the percentage of holdings in this sector from zero to 11.5% of net assets as of the end of the period. Increasing the fund's average maturity helped performance during the period, but not increasing the maturity more dramatically earlier in the period (June's average maturity was 41 days) hurt, as rates continued to decline. At that time, we believed the Fed was nearing an end to its rate cutting. When the depths of the economic slowdown became evident, exacerbated by the events of September 11, we continued lengthening maturities to lock in favorable yields. In November, we bought a one-year federal agency note from Federal Home Loan Bank (4.5% of net assets). We also added one-year debt obligations from the corporate sector, which became more attractive during the latter half of the period. We added two short-term obligations to the fund's holdings: Bank One (3.3% of net assets) and Dayton-Hudson, which changed its name to Target Corporation (1.4% of net assets). Both holdings will mature in 2002. The effective rate provided by these acquisitions were 2.48% for the Bank One security and approximately 4% for the Dayton-Hudson bond. We also increased the percentage of the fund's holdings in both corporates and agencies. During the fiscal year, we reduced the percentage of commercial paper in the fund's portfolio.

FED RATE CUTS NEAR THE END
With little room to move downward and economic signs showing that the US economy has perhaps reached the depths of the current recession, we believe that the Fed has no more than one rate cut left, perhaps of one quarter-point, before taking a wait-and-see posture through the first half of 2002. We expect the rate of inflation to stay relatively low. We also expect an economic recovery during the first half of 2002 that will not be as strong as other recoveries we have witnessed following previous recessions.

                       ---------------------------------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Holdings and sector weights are disclosed as of December 31, 2001, and are subject to change.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
Stein Roe Money Market Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------
 Fund (1/1/89)                   3.64     4.95      4.53
 US Consumer Price Index
  (inflation)                    1.55     2.18      2.51

Inception date of share class is in parentheses.

NET ASSET VALUE ($)              12/31/00   12/31/01
--------------------------------------------------------
 Fund                               1.00       1.00

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The US Consumer Price Index is the government's measure of retail inflation.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Stein Roe Money Market Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

                                                                         AMORTIZED
                                                              PAR           COST
                                                           ----------   ------------
COMMERCIAL PAPER--78.9%
7-Eleven,
  2.070% 01/04/02........................................  $7,000,000   $  6,998,793
American Home Products,
  1.800% 01/02/02 (a)....................................   9,835,000      9,834,508
Amstel Funding,
  2.000% 01/11/02 (a)....................................  12,000,000     11,993,333
Baxter International,
  2.000% 01/09/02........................................  10,000,000      9,995,556
Ciesco LP,
  1.840% 02/05/02 (a)....................................  12,000,000     11,978,533
Falcon Asset Securitization,
  2.030% 01/09/02 (a)....................................  10,000,000      9,995,489
Fountain Square,
  1.800% 01/03/02 (a)....................................   6,365,000      6,364,363
Goldman Sachs,
  2.050% 01/02/02........................................  12,000,000     11,999,317
Harley-Davidson Funding,
  1.800% 02/22/02 (a)....................................   9,000,000      8,976,600
Jupiter Securitization,
  1.850% 02/13/02 (a)....................................   9,027,000      9,007,053
Kimberly-Clark,
  1.770% 02/05/02........................................   8,500,000      8,485,373
Old Line Funding Corp.,
  2.000% 01/07/02 (a)....................................  12,145,000     12,140,952
Petrobras International Loc Barclays,
  1.820% 01/11/02........................................  11,000,000     10,994,439
Preferred Receivables Funding,
  2.070% 01/07/02 (a)....................................  12,000,000     11,995,860
Special Purpose Accounts Receivables,
  1.950% 01/17/02 (a)....................................  12,000,000     11,989,600
Superior Funding,
  2.050% 01/30/02 (a)....................................  10,000,000      9,983,486
Thames Asset Global,
  1.800% 01/14/02 (a)....................................  12,000,000     11,992,200
Verizon Network Funding,
  1.750% 01/24/02........................................  12,000,000     11,986,583
Virginia Electric & Power Co.,
  1.800% 01/10/02........................................  12,000,000     11,994,600
Windmill Funding,
  1.900% 01/24/02 (a)....................................  12,000,000     11,985,433
                                                                        ------------
TOTAL COMMERCIAL PAPER
  (cost of $210,692,071).............................................    210,692,071
                                                                        ------------
------------------------------------------------------------------------------------
CORPORATE BONDS--7.0%
FINANCE, INSURANCE & REAL ESTATE--5.6%
DEPOSITORY INSTITUTIONS--3.3%
Bank One Corp.,
  6.400% 08/01/02........................................   8,500,000      8,690,232
                                                                        ------------

                                                                         AMORTIZED
                                                              PAR           COST
                                                           ----------   ------------
NON-DEPOSITORY CREDIT INSTITUTIONS--2.3%
Household Finance Corp.,
  6.700% 06/15/02........................................  $6,100,000   $  6,216,595
                                                                        ------------
RETAIL TRADE--1.4%
GENERAL MERCHANDISE STORES--1.4%
Target Corp.,
  9.750% 07/01/02........................................   3,685,000      3,783,294
                                                                        ------------
TOTAL CORPORATE BONDS
  (cost of $18,690,121)..............................................     18,690,121
                                                                        ------------
------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--11.5%
Federal Home Loan Bank,
  2.350% 12/20/02........................................  12,000,000     12,001,948
Federal Home Loan Mortgage Co., Discount Note,
  3.820% 03/28/02........................................   4,827,000      4,782,951
Federal Home Loan Mortgage Co., Discount Note,
  3.570% 07/18/02........................................   9,000,000      8,823,285
Federal National Mortgage Association,
  3.880% 05/03/02........................................   5,000,000      4,934,256
                                                                        ------------
TOTAL U.S. GOVERNMENT AGENCIES
  (cost of $30,542,440)..............................................     30,542,440
                                                                        ------------
TOTAL INVESTMENTS--97.4%
  (cost of $259,924,632) (b).........................................    259,924,632
                                                                        ------------
OTHER ASSETS & LIABILITIES, NET--2.6%................................      7,060,450
                                                                        ------------
NET ASSETS--100.0%...................................................   $266,985,082
                                                                        ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At December 31, 2001, the aggregate amortized cost of the Fund's private placement securities was $138,237,410 which represents 51.8% of net assets. None of these securities were deemed illiquid.
(b) Cost for both financial statement and federal income tax purposes is the same.

    The interest rates listed above reflect the effective rate at the date of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Stein Roe Money Market Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at cost.............................................    $259,924,632
                                                                     ------------
Investments, at value............................................    $259,924,632
Cash.............................................................           4,060
Receivable for:
  Fund shares sold...............................................       6,883,351
  Interest.......................................................         462,409
Deferred Trustees' compensation plan.............................             912
Other assets.....................................................          92,399
                                                                     ------------
    TOTAL ASSETS.................................................     267,367,763
                                                                     ------------
LIABILITIES:
Payable for:
  Fund shares repurchased........................................         226,637
  Management fee.................................................          78,282
  Administration fee.............................................          34,121
  Transfer agent fee.............................................             625
  Bookkeeping fee................................................           8,749
  Audit fee......................................................          18,700
  Reports to shareholders........................................          14,655
Deferred Trustees' fee...........................................             912
                                                                     ------------
    TOTAL LIABILITIES............................................         382,681
                                                                     ------------
NET ASSETS.......................................................    $266,985,082
                                                                     ============
COMPOSITION OF NET ASSETS:
Paid-in capital..................................................    $266,985,082
                                                                     ============
NET ASSETS.......................................................    $266,985,082
                                                                     ============
Shares outstanding...............................................     266,983,447
                                                                     ============
NET ASSET VALUE PER SHARE........................................    $       1.00
                                                                     ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.........................................................    $9,892,460
                                                                     ----------
EXPENSES:
Management fee...................................................       863,234
Administration fee...............................................       369,958
Bookkeeping fee..................................................        67,569
Transfer agent fee...............................................         7,500
Trustees' fee....................................................        14,818
Other expenses...................................................        63,204
                                                                     ----------
  Total Expenses.................................................     1,386,283
Custody earnings credit..........................................        (7,007)
                                                                     ----------
  Net Expenses...................................................     1,379,276
                                                                     ----------
Net Investment Income............................................     8,513,184
                                                                     ----------
Increase in Net Assets from Operations...........................    $8,513,184
                                                                     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------

                                                                  YEAR ENDED        YEAR ENDED
                                                                 DECEMBER 31,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                   2001              2000
----------------------------------                              ---------------    -------------
OPERATIONS:
Net investment income.......................................    $     8,513,184    $  10,517,428
                                                                ---------------    -------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................         (8,513,184)     (10,517,428)
                                                                ---------------    -------------
SHARE TRANSACTIONS:
Subscriptions...............................................      1,433,463,692      626,991,537
Distributions reinvested....................................          8,513,184       10,517,428
Redemptions.................................................     (1,387,308,976)    (595,731,078)
                                                                ---------------    -------------
Net Increase from Share Transactions........................         54,667,900       41,777,887
                                                                ---------------    -------------
Total Increase in Net Assets................................         54,667,900       41,777,887
NET ASSETS:
Beginning of period.........................................        212,317,182      170,539,295
                                                                ---------------    -------------
End of period...............................................    $   266,985,082    $ 212,317,182
                                                                ===============    =============
CHANGES IN SHARES:
Subscriptions...............................................      1,433,463,691      626,991,537
Issued for distributions reinvested.........................          8,513,184       10,517,428
Redemptions.................................................     (1,387,314,814)    (595,729,400)
                                                                ---------------    -------------
Net Increase................................................         54,662,061       41,779,565
                                                                ---------------    -------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Stein Roe Money Market Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Stein Roe Money Market Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust, (the "Trust") is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income consistent with capital preservation and maintenance of liquidity. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe") provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--The Fund values securities utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gain distributions are determined in accordance with federal income tax regulations.

  OTHER--The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives a monthly fee equal to 0.35% and 0.15% annually of the Fund's average daily net assets for the management and administrative fees, respectively.

On November 1, 2001, Liberty Financial Companies, Inc., a former affiliate of the Manager, completed the sale of its asset management business, including the Manager to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Manager and, therefore, an assignment of the Manager's investment advisory contract with the Fund to Fleet. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

  BOOKKEEPING FEE--The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank and Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, the Manager provided bookkeeping and pricing services to

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Stein Roe Money Market Fund, Variable Series / December 31, 2001
--------------------------------------------------------------------------------

the Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  EXPENSE LIMITS--The Manager has agreed to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage and extraordinary expenses of the Fund in excess of 0.65% annually of the Fund's average daily net assets through April 30, 2001. This agreement expired on April 30, 2001.

For the period ended April 30, 2001, the Fund's operating expenses as defined above, did not exceed the 0.65% limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Stein Roe or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $7,007 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------
                                                2001         2000         1999         1998       1997
                                              --------     --------     --------     --------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.......   $  1.000     $  1.000     $  1.000     $  1.000    $ 1.000
                                              --------     --------     --------     --------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)..................      0.036        0.059        0.047        0.050      0.050
                                              --------     --------     --------     --------    -------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income.................     (0.036)      (0.059)      (0.047)      (0.050)    (0.050)
                                              --------     --------     --------     --------    -------
NET ASSET VALUE, END OF PERIOD.............   $  1.000     $  1.000     $  1.000     $  1.000    $ 1.000
                                              ========     ========     ========     ========    =======
Total return (b)(c)........................       3.64%        6.05%        4.79%        5.17%      5.18%
RATIOS TO AVERAGE NET ASSETS:
Expenses (d)...............................       0.56%        0.56%        0.52%(e)     0.62%      0.65%
Net investment income (d)..................       3.45%        5.90%        4.75%(e)     4.99%      5.05%
Net assets, end of period (000's)..........   $266,985     $212,317     $170,539     $101,340    $67,137

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above, reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of SteinRoe Variable Investment Trust and the Shareholders of Stein Roe Money Market Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Money Market Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On September 26, 2001, the Annual Meeting of Shareholders of the Stein Roe Money Market Fund, Variable Series, was held to conduct a vote for or against the approval of the following Item listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 252,982,413.529 shares outstanding. The votes cast were as follows:

                                                                                   % OF        % OF
                                                                                OUTSTANDING   SHARES
                                                                  SHARES          SHARES      VOTED
                                                              ---------------   -----------   ------
PROPOSAL 1. To approve a new investment advisory agreement:
  Affirmative...............................................  226,467,694.429     89.519%     89.807%
  Against...................................................    7,156,291.369      2.829%      2.838%
  Abstain...................................................   18,546,741.732      7.331%      7.355%

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
SteinRoe Variable Investment Trust
--------------------------------------------------------------------------------

The Trustees serve terms of indefinite duration. The names of the Trustees and officers of SteinRoe Variable Investment Trust, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the funds' distributor at 1-800-426-3750 or by calling or writing to the participating insurance company which issued your VA contract or VLI policy.

                                               YEAR FIRST                                          NUMBER OF
                               POSITION WITH   ELECTED OR                                      PORTFOLIOS IN FUND
                                  LIBERTY      APPOINTED         PRINCIPAL OCCUPATION(S)        COMPLEX OVERSEEN
    NAME, ADDRESS AND AGE          FUNDS       TO OFFICE         DURING PAST FIVE YEARS            BY TRUSTEE
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 46)       Trustee          1996      President of UAL Loyalty Services           103
c/o Liberty Funds Group LLC                                 and Executive Vice President of
One Financial Center                                        United Airlines (airline) since
Boston, MA 02111                                            September 2001 (formerly
                                                            Executive Vice President from
                                                            July 1999 to September 2001);
                                                            Chief Financial Officer of United
                                                            Airlines since July 1999; Senior
                                                            Vice President and Chief
                                                            Financial Officer of UAL, Inc.
                                                            prior thereto.
Janet Langford Kelly (age 44)    Trustee          1996      Executive Vice                              103
c/o Liberty Funds Group LLC                                 President--Corporate Development
One Financial Center                                        and Administration, General
Boston, MA 02111                                            Counsel and Secretary, Kellogg
                                                            Company (food manufacturer),
                                                            since September 1999; Senior Vice
                                                            President, Secretary and General
                                                            Counsel, Sara Lee Corporation
                                                            (branded, packaged,
                                                            consumer-products manufacturer)
                                                            prior thereto.
Richard W. Lowry (age 65)        Trustee          2000      Private Investor since August               105
c/o Liberty Funds Group LLC                                 1987 (formerly Chairman and Chief
One Financial Center                                        Executive Officer, U.S. Plywood
Boston, MA 02111                                            Corporation (building products
                                                            manufacturer)).
Salvatore Macera (age 70)        Trustee          2000      Private Investor since 1981                 103
c/o Liberty Funds Group LLC                                 (formerly Executive Vice
One Financial Center                                        President and Director of Itek
Boston, MA 02111                                            Corporation (electronics) from
                                                            1975 to 1981).
Charles R. Nelson (age 59)       Trustee          1981      Van Voorhis Professor, Department           103
c/o Liberty Funds Group LLC                                 of Economics, University of
One Financial Center                                        Washington; consultant on
Boston, MA 02111                                            econometric and statistical
                                                            matters.
John J. Neuhauser (age 58)       Trustee          2000      Academic Vice President and Dean            105
c/o Liberty Funds Group LLC                                 of Faculties since August 1999,
One Financial Center                                        Boston College (formerly Dean,
Boston, MA 02111                                            Boston College School of
                                                            Management from September 1977 to
                                                            September 1999).
Thomas E. Stitzel (age 65)       Trustee          2000      Business Consultant since 1999              103
c/o Liberty Funds Group LLC                                 (formerly Professor of Finance
One Financial Center                                        from 1975 to 1999 and Dean from
Boston, MA 02111                                            1977 to 1991, College of
                                                            Business, Boise State
                                                            University); Chartered Financial
                                                            Analyst.
Thomas C. Theobald (age 64)      Trustee          1996      Managing Director, William Blair            103
c/o Liberty Funds Group LLC                                 Capital Partners (private equity
One Financial Center                                        investing) since 1994 (formerly
Boston, MA 02111                                            Chief Executive Officer and
                                                            Chairman of the Board of
                                                            Directors, Continental Bank
                                                            Corporation).


                                       OTHER
                                   DIRECTORSHIPS
    NAME, ADDRESS AND AGE               HELD
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 46)              None
c/o Liberty Funds Group LLC
One Financial Center
Boston, MA 02111

Janet Langford Kelly (age 44)           None
c/o Liberty Funds Group LLC
One Financial Center
Boston, MA 02111

Richard W. Lowry (age 65)               None
c/o Liberty Funds Group LLC
One Financial Center
Boston, MA 02111

Salvatore Macera (age 70)               None
c/o Liberty Funds Group LLC
One Financial Center
Boston, MA 02111

Charles R. Nelson (age 59)              None
c/o Liberty Funds Group LLC
One Financial Center
Boston, MA 02111

John J. Neuhauser (age 58)         Saucony, Inc.
c/o Liberty Funds Group LLC     (athletic footwear);
One Financial Center              SkillSoft Corp.
Boston, MA 02111                    (e-learning)

Thomas E. Stitzel (age 65)              None
c/o Liberty Funds Group LLC
One Financial Center
Boston, MA 02111

Thomas C. Theobald (age 64)      Xerox Corporation
c/o Liberty Funds Group LLC    (business products and
One Financial Center             services), Anixter
Boston, MA 02111               International (network
                                 support equipment
                                distributor), Jones
                                 Lang LaSalle (real
                                 estate management
                                 services) and MONY
                               Group (life insurance)

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS (CONTINUED)
SteinRoe Variable Investment Trust
--------------------------------------------------------------------------------

                                               YEAR FIRST                                          NUMBER OF
                               POSITION WITH   ELECTED OR                                      PORTFOLIOS IN FUND
                                  LIBERTY      APPOINTED         PRINCIPAL OCCUPATION(S)        COMPLEX OVERSEEN
    NAME, ADDRESS AND AGE          FUNDS       TO OFFICE         DURING PAST FIVE YEARS            BY TRUSTEE
DISINTERESTED TRUSTEES
Anne-Lee Verville (age 56)       Trustee          2000      Chairman of the Board of                    103
c/o Liberty Funds Group LLC                                 Directors, Enesco Group, Inc.
One Financial Center                                        (designer, importer and
Boston, MA 02111                                            distributor of giftware and
                                                            collectibles); author and speaker
                                                            on educational systems needs
                                                            (formerly General Manager, Global
                                                            Education Industry from 1994 to
                                                            1997, and President, Applications
                                                            Solutions Division from 1991 to
                                                            1994, IBM Corporation (global
                                                            education and global
                                                            applications)).
INTERESTED TRUSTEES
William E. Mayer* (age 61)       Trustee          2000      Managing Partner, Park Avenue               105
c/o Liberty Funds Group LLC                                 Equity Partners (venture capital)
One Financial Center                                        since February 1999 (formerly
Boston, MA 02111                                            Founding Partner, Development
                                                            Capital LLC from November 1996 to
                                                            February 1999; Dean and
                                                            Professor, College of Business
                                                            and Management, University of
                                                            Maryland from October 1992 to
                                                            November 1996).
Joseph R. Palombo* (age 48)    Trustee and        2000      Chief Operating Officer of Fleet            103
c/o Liberty Funds Group LLC    Chairman of                  Asset Management since November
One Financial Center            the Board                   2001; formerly Chief Operations
Boston, MA 02111                                            Officer of Mutual Funds, Liberty
                                                            Financial Companies, Inc. from
                                                            August 2000 to November 2001;
                                                            Executive Vice President of Stein
                                                            Roe & Farnham Incorporated (Stein
                                                            Roe) since April 1999; Executive
                                                            Vice President and Director of
                                                            Colonial Management Associates,
                                                            Inc. (Colonial) since April 1999;
                                                            Executive Vice President and
                                                            Chief Administrative Officer of
                                                            Liberty Funds Group LLC (LFG)
                                                            since April 1999; Director of
                                                            Stein Roe since September 2000;
                                                            Trustee and Chairman of the Board
                                                            of the Stein Roe Mutual Funds
                                                            since October 2000; Manager of
                                                            Stein Roe Floating Rate Limited
                                                            Liability Company since October
                                                            2000 (formerly Vice President of
                                                            the Liberty Funds from April 1999
                                                            to August 2000; Chief Operating
                                                            Officer, Putnam Mutual Funds from
                                                            1994 to 1998).
* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the
  Trust or Stein Roe. Mr. Mayer is an interested person by reason of his affiliation with WR Hambrecht + Co. Mr.
  Palombo is an interested person as an employee of an affiliate of Stein Roe.


                                       OTHER
                                   DIRECTORSHIPS
    NAME, ADDRESS AND AGE               HELD
DISINTERESTED TRUSTEES
Anne-Lee Verville (age 56)      LearnSomething.com,
c/o Liberty Funds Group LLC         Inc. (online
One Financial Center            educational products
Boston, MA 02111                   and services)
INTERESTED TRUSTEES
William E. Mayer* (age 61)     Lee Enterprises (print
c/o Liberty Funds Group LLC    and online media); WR
One Financial Center              Hambrecht + Co.
Boston, MA 02111                 (financial service
                                 provider); Systech
                               Retail Systems (retail
                                industry technology
                                provider) and First
                                Health (health care)
Joseph R. Palombo* (age 48)             None
c/o Liberty Funds Group LLC
One Financial Center
Boston, MA 02111

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS (CONTINUED)
SteinRoe Variable Investment Trust
--------------------------------------------------------------------------------

                                                   YEAR FIRST
                                                   ELECTED OR
                                   POSITION WITH   APPOINTED                      PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE         LIBERTY FUNDS   TO OFFICE                       DURING PAST FIVE YEARS
OFFICERS
Keith T. Banks (age 46)             President         2001      President of Liberty Funds since November 2001; Chief
Fleet Asset Management                                          Investment Officer and Chief Executive Officer of Fleet
590 Madison Avenue, 36th Floor                                  Asset Management since 2000 (formerly Managing Director and
Mail Stop NY EH 30636A                                          Head of U.S. Equity, J.P. Morgan Investment Management from
New York, NY 10022                                              1996 to 2000).
Vicki L. Benjamin (age 40)            Chief           2001      Chief Accounting Officer of Liberty Funds and Liberty
One Financial Center                Accounting                  All-Star Funds since June 2001; Vice President of LFG since
Boston, MA 02111                     Officer                    April 2001 (formerly Vice President, Corporate Audit, State
                                                                Street Bank and Trust Company from May 1998 to April 2001;
                                                                Audit Manager from July 1994 to June 1997; Senior Audit
                                                                Manager from July 1997 to May 1998, Coopers & Lybrand, LLP).
J. Kevin Connaughton (age 37)       Treasurer         2000      Treasurer of Liberty Funds and of Liberty All-Star Funds
One Financial Center                                            since December 2000 (formerly Controller of Liberty Funds
Boston, MA 02111                                                and of Liberty All-Star Funds from February 1998 to October
                                                                2000); Treasurer of the Stein Roe Funds since February 2001
                                                                (formerly Controller from May 2000 to February 2001); Senior
                                                                Vice President of LFG since January 2001 (formerly Vice
                                                                President from April 2000 to January 2001; Vice President of
                                                                Colonial from February 1998 to October 2000; Senior Tax
                                                                Manager, Coopers & Lybrand, LLP from April 1996 to January
                                                                1998).
Michelle G. Azrialy (age 32)        Controller        2001      Controller of Liberty Funds and of Liberty All-Star Funds
One Financial Center                                            since May 2001; Vice President of LFG since March 2001
Boston, MA 02111                                                (formerly Assistant Vice President of Fund Administration
                                                                from September 2000 to February 2001; Compliance Manager of
                                                                Fund Administration from September 1999 to August 2000)
                                                                (formerly Assistant Treasurer, Chase Global
                                                                Fund -- Services--Boston from August 1996 to September
                                                                1999).
Jean S. Loewenberg (age 56)         Secretary         2002      Secretary of Liberty Funds and of Liberty All-Star Funds
One Financial Center                                            since February 2002; Senior Vice President and Group Senior
Boston, MA 02111                                                Counsel, Fleet National Bank since November 1996.

STEINROE VARIABLE INVESTMENT TRUST

     INVESTMENT MANAGER AND ADMINISTRATOR
     Stein Roe & Farnham Incorporated
     One South Wacker Drive
     Chicago, IL 60606

     TRANSFER AGENT
     Liberty Funds Services, Inc.
     PO Box 1722
     Boston, MA 02105

                      (This page intentionally left blank)

Wanger Advisors Trust

                                                     [Wanger Advisors Trust Tab]

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
[SQUIRREL GRAPHIC] IMPOSTURE ARRAIGNED


The Third Earl of Shaftesbury wrote of imposture in 1711, advice that was disregarded by the gullible in the South Sea Bubble of 1720. Today, his comments could easily be applied to Enron.

         "It is only in a free nation, such as ours, that imposture has no privilege and that neither the credit of a court, the power of a nobility, or the awfulness of a church can give her protection or hinder her from being arraigned in every shape and appearance."

         - 1711, Anthony Ashley Cooper, Third Earl of Shaftesbury(1)

This has been a bad season for impostors. In recent weeks, Global Crossing, McLeod USA and Kmart have joined Enron in bankruptcy. These are four of the largest failures in financial history. Fund managers have gotten extraordinarily skittish about the companies they follow. Many portfolio managers have seen their results clobbered when one of their big holdings dribbles away to nothing, so the slightest hint of aggressive accounting causes them to dump a stock. After all, you might be excused for holding one stock that collapses, but more than that could be a career ender. As the fearsome Lady Bracknell put it, "To lose one parent, Mr. Worthing, may be regarded as a misfortune; to lose both looks like carelessness."(2)

Of the latest cohort of corporate calamities, the failure of Kmart affects more consumers, employees and suppliers than the others. Why has Enron hogged the spotlight? The answer seems to be the speed of the collapse, the alleged improper activity of the company management and auditor, the suicide of a former top executive and the widespread political contributions Enron made.

As everyone now knows, Enron made many side deals in the form of partnerships. No one of them by itself was significant enough to be forbidden but as a group these deals were of overwhelming importance. It's like termites in your floor; one doesn't eat much but a bunch will make your house collapse. If you see one termite, you have a herd of them. By putting losses and debt into suspicious outside partnerships, Enron made its own figures look better than they really were. Some of the flimflam was detectable. Our energy analyst Jason Selch identified some fuzzy accounting when looking at one of Enron's subsidiaries. Following is an excerpt from a letter Jason wrote on November 2, 2000. It was sent to a reporter with Dow Jones who covered Enron. He is writing about a water utility controlled by Enron called Azurix. At the time, Azurix was planning to repurchase its public shares using a loan from Enron.

         "Analysts who have been told that Enron's exposure to Azurix is $487 million ($762 million book value less $275 million proceeds) should know its exposure is double that amount at $1.072 billion. Enron will have to explain its late '98 transaction [formation of Marlin Water Trust, another side deal] which enabled Enron to 1) hide $1.024 billion of debt with a current outstanding balance of $860 million and 2) to account for its investment in Azurix under the equity method and not under the consolidated method."

         "... it is possible that other parties such as the SEC or Enron's auditors might look through the late '98 transaction and require that Enron restate its financial statements for 1998, 1999, and 2000 ..."

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------


Most investors don't have the experience that Jason has. As an owner of a Wanger Advisors Fund, you can rely on our 19 analysts to do the research for you. The prospectus of the Wanger Advisors Funds warns about the risks of smaller companies,(3) and there certainly are some, but small companies are generally less complex than larger organizations. When making a decision whether or not to invest, we sit down with company management, look at company fundamentals and talk to the competition. We do our homework before putting our money into any stock. Our research is thorough and is designed to help us avoid a potential hot potato like Enron.

Congress and the media have portrayed Enron's management as fools or knaves. They are accused of deliberately deceiving their employees and investors. They'll get a chance in court to explain their operating plan. Accountants and accounting standards are also receiving intense scrutiny. Some of the partnerships that Enron set up, if they passed the accounting tests, did so by being designed to match the letter of the law, just barely, while violating the spirit of the law egregiously.








RALPH WANGER
Chief Investment Officer,
Liberty Wanger Asset Management, L.P.



----------

None of the Wanger Advisors Funds held shares in Global Crossing, McLeod USA, Kmart or Enron.

(1)From Characteristicks of Men, Manners, Opinions, Times, Etc., 1711.

(2)Wilde, Oscar, "The Importance of Being Earnest," 1895.

(3)Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, market or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

                    Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
[SQUIRREL GRAPHIC] PERFORMANCE REVIEW WANGER U.S. SMALL CAP


Wanger U.S. Small Cap ended the year up 11.39%, strongly outperforming its benchmark, the Russell 2000, up 2.49%. Large caps lagged way behind small caps in 2001. The S&P 500 posted a decline of 11.89%.

Wanger U.S. Small Cap's outperformance can be largely attributed to a strong showing from Fund technology stocks. Employee time clock systems vendor Kronos punched in a 135% gain. We believe Kronos's revenue growth is superb and demand for its product continues to increase. JDA Software, a software and services provider for retailers, was up 71% for the 12 months. JDA Software dominates its business segment. Micros Systems, a provider of hotel and restaurant software and systems, increased 38%. The hospitality industry was stunned by the September 11 atrocities but the industry is now recovering and Micros System's stock price has increased with it. Health claim and credit card processors NDCHealth and Global Payments also had good years. These stocks tend to move with the technology sector and benefit from having strong recurring revenues.

September 11 caused most stocks to drop sharply. One exception was Wackenhut, a security company that more than doubled in 2001 as the nation's heightened emphasis on security fueled interest in the stock. ITT Educational Services ended the year up 67%, overcoming news of competitor DeVry's missed earnings. AmeriCredit was strong in the first half of the year but weakened in the second half, as the market grew nervous about the prospects for sub-prime lenders in a weak economy. The stock finished the year up 16%. We believe AmeriCredit remains attractively valued and the credit quality fears are overblown.

On the downside for the year: Tektronix, a manufacturer of analytical instruments, fell by half as its main customer base, the semiconductor industry, had its own problems. Novoste, a developer of radiated stents used in heart surgery, declined as drug-coated stents stole market share. Jason Selch, our energy analyst, was onto the problems at Enron but liked Dynegy, a competitor of Enron's in the energy trading business. However, Dynegy's stock suffered collateral damage when Enron collapsed. The Enron bankruptcy leaves Dynegy as the major player in the energy trading business.

Wanger U.S. Small Cap, like our other funds, invests for the long term. We don't try to jump in and out of the latest hot sector. Looking at companies one at a time, paying close attention to valuations, allowed us to do well in technology even though technology had a down year.



Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Smaller companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/01, the Fund's positions in the holdings mentioned were: Kronos, 3.9%; JDA Software, 2.9%; Micros Systems, 2.2%; NDCHealth, 2.1%; Global Payments, 1.7%; Wackenhut, 2.0%; ITT Educational Services, 4.2%; AmeriCredit, 4.4%; Tektronix, 1.5%; Novoste, 0.6%; Dynegy, 2.0%.







ROBERT A. MOHN
Portfolio Manager

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                   RESULTS TO DECEMBER 31, 2001


--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN    TOTAL RETURN FOR EACH PERIOD
WANGER U.S. SMALL CAP                   MAY 3, 1995 THROUGH DECEMBER 31, 2001


                          AVERAGE ANNUAL TOTAL RETURN

1 Year                3 Years                5 Years                 Life
11.39%                 8.56%                 12.47%                 18.27%

[LINE GRAPH]

begin_repdate       end_repdate    WATUS        Russell 2000
           5/3/95        5/31/95         9870      10179.4284
           5/3/95        6/30/95        10770      10707.4518
           5/3/95        7/31/95        11560      11324.3084
           5/3/95        8/31/95        11940      11558.5708
           5/3/95        9/30/95        12060      11764.9498
           5/3/95       10/31/95        11380      11238.7922
           5/3/95       11/30/95        11640       11710.945
           5/3/95       12/31/95        11600      12019.9434
           5/3/95        1/31/96        11950      12007.0901
           5/3/95        2/29/96        12580       12381.288
           5/3/95        3/31/96     13296.77      12633.2756
           5/3/95        4/30/96     14689.57      13308.8014
           5/3/95        5/31/96     15471.14      13833.3005
           5/3/95        6/30/96      15350.9      13265.2659
           5/3/95        7/31/96     14529.25      12106.5998
           5/3/95        8/31/96     15090.38      12809.3871
           5/3/95        9/30/96     15791.79       13310.149
           5/3/95       10/31/96     15902.01      13105.0138
           5/3/95       11/30/96     16423.06      13644.9577
           5/3/95       12/31/96     17004.23      14002.5707
           5/3/95        1/31/97     17475.18      14282.4417
           5/3/95        2/28/97     16994.21      13936.1272
           5/3/95        3/31/97     16365.53      13278.5339
           5/3/95        4/30/97     16355.28      13315.5391
           5/3/95        5/31/97     17985.68      14796.8862
           5/3/95        6/30/97     19093.12      15431.0532
           5/3/95        7/31/97     20200.57       16149.078
           5/3/95        8/31/97     20703.02      16518.6114
           5/3/95        9/30/97     22394.94      17727.6544
           5/3/95       10/31/97     21995.03      16948.8873
           5/3/95       11/30/97     21892.49      16839.2193
           5/3/95       12/31/97     22005.29      17134.0168
           5/3/95        1/31/98     21554.11      16863.5784
           5/3/95        2/28/98     23379.34      18110.5594
           5/3/95        3/31/98      24865.1      18857.5042
           5/3/95        4/30/98     25803.21      18961.7821
           5/3/95        5/31/98     24886.67      17940.5637
           5/3/95        6/30/98     25361.11      17978.2944
           5/3/95        7/31/98     23959.35      16522.8613
           5/3/95        8/31/98      20357.9      13314.5025
           5/3/95        9/30/98     20875.47      14356.4521
           5/3/95       10/31/98     21597.92      14942.0045
           5/3/95       11/30/98     22600.72      15724.8142
           5/3/95       12/31/98     23916.22      16697.8326
           5/3/95        1/31/99     23452.56      16919.7599
           5/3/95        2/28/99     22223.32      15549.3247
           5/3/95        3/31/99     22387.93      15792.0869
           5/3/95        4/30/99     24320.61      17207.1979
           5/3/95        5/31/99     25004.85      17458.5635
           5/3/95        6/30/99     26374.54      18248.0072
           5/3/95        7/31/99     27216.02       17747.349
           5/3/95        8/31/99     25677.31      17090.4813
           5/3/95        9/30/99      25388.8      17094.2129
           5/3/95       10/31/99     26939.53      17163.4551
           5/3/95       11/30/99     28201.76      18188.3014
           5/3/95       12/31/99     29908.77      20247.2194
           5/3/95        1/31/00     28911.01      19922.0507
           5/3/95        2/29/00     30028.98      23211.8831
           5/3/95        3/31/00     29076.93      21681.5287
           5/3/95        4/30/00     26163.74      20376.8393
           5/3/95        5/31/00      24858.3      19189.2435
           5/3/95        6/30/00     25545.37      20861.9888
           5/3/95        7/31/00     25174.35      20190.7995
           5/3/95        8/31/00     26672.17      21731.3676
           5/3/95        9/30/00     26740.88      21092.6753
           5/3/95       10/31/00     26768.36      20151.0966
           5/3/95       11/30/00     25146.87      18082.5607
           5/3/95       12/31/00     27469.18      19635.5348
           5/3/95        1/31/01     27936.38      20657.8264
           5/3/95        2/28/01     27469.18      19302.3768
           5/3/95        3/31/01      26306.2      18358.1828
           5/3/95        4/30/01     29276.47      19794.3377
           5/3/95        5/31/01     30472.83      20280.8754
           5/3/95        6/30/01      31669.2      20981.1628
           5/3/95        7/31/01     31710.45      19845.4685
           5/3/95        8/31/01     30307.82      19204.4883
           5/3/95        9/30/01     26567.47      16619.3227
           5/3/95       10/31/01     27213.78      17591.8931
           5/3/95       11/30/01      28987.7      18953.8009
           5/3/95       12/31/01      30596.6      20123.6943


This graph compares the results of $10,000 invested in Wanger U.S. Small Cap on May 3,1995 (the date the Fund began operations) through December 31, 2001 with the Russell 2000. Dividends and capital gains are reinvested. The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger U.S. Small Cap is a diversified fund that invests primarily in the stocks of small- and medium-size U.S. companies. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.


RESULTS AS OF DECEMBER 31, 2001

                                                       4th quarter      1 Year
WANGER U.S. SMALL CAP                                    15.17%          11.39%
Russell 2000                                             21.09%           2.49%
S&P MidCap 400                                           17.99%          -0.60%
S&P 500                                                  10.69%         -11.89%

N.A.V. AS OF 12/31/01: $22.25

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.


TOP 5 INDUSTRIES

As a % of net assets, as of 12/31//01

Information                                                                32.3%
Health Care                                                                18.3
Finance                                                                    11.7
Consumer Goods/Services                                                    10.9
Energy/Minerals                                                             8.0


TOP 10 HOLDINGS

1. Lincare Holdings                      5.0%
Home Health Care Services

2. AmeriCredit                           4.4%
Auto Lending

3. ITT Educational
Services                                 4.2%
Technology-oriented Post-
secondary Degree Programs

4. Kronos                                3.9%
Labor Management Solutions

5. Conectiv                              3.2%
Electric Utility in New Jersey,
Delaware & Maryland

6. First Health Group                    3.0%
PPO Network

7. JDA Software                          2.9%
Application/Software & Services
for Retailers

8. SEI Investments                       2.8%
Mutual Fund Administration

9. Commonwealth
Telephone                                2.2%
Rural Phone Franchises & CLEC

10. Micros Systems                       2.2%
Information Systems for
Restaurants & Hotels

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
[SQUIRREL GRAPHIC] PERFORMANCE REVIEW  WANGER INTERNATIONAL SMALL CAP


The last quarter of 2001 once again proved how hard it is to forecast markets. Despite widespread investor panic following the events of September 11, equities rallied around the globe. Wanger International Small Cap posted a three-month return of 10.47%, outperforming Fund benchmarks. The year was not so kind to the Fund, however. Wanger International Small Cap ended 2001 down 21.27%, underperforming its benchmark indexes the EMI Global ex-US, down 14.66%, and the EMI World ex-US, down 15.70%.

Winners for the year included financial services company Kempen (Netherlands). The stock rose mid-year when it was announced that Kempen would be acquired by Dexia at a 36% premium. Canada's AltaGas Services, a natural gas processor, struggled in 2000 due to dropping gas prices but more stable pricing fueled gains for the stock in 2001. Electronics manufacturer Celestica (Canada) acquired Omni Industries (Singapore) during the second quarter of 2001. We owned both stocks and the Fund benefited from the union. Cheil Communications, the largest advertising agency in South Korea, was also strong in 2001. Cheil Communications is expected to benefit from both a cyclical recovery in advertising and some major promotional events in 2002.

Our laggards for the year were from diverse sectors and countries. Office supply manufacturer Buhrmann (Netherlands) stumbled in April when company management denied sensitivity to the U.S. economic downturn and later released a profit warning blaming its U.S. exposure. Event coordinator and magazine publisher Informa (UK) was a casualty of the overall downturn in media stocks. Finally Keycorp, an Australian smart card manufacturer, declined following an earnings revision mid-year. We have sold all three positions.

We are often asked if this is the best time in the cycle to own small-cap stocks. We certainly feel there is some underlying support for small-caps going forward. The current large-cap cycle of outperformance is over-extended and has lasted nearly a decade. Over the last 10 years, large-cap stocks have outperformed small-caps globally every year except 1994. Small-cap stocks currently trade at a 20% discount to large cap stocks globally, even after a substantial derating. We are fundamentally driven and build portfolios one stock at a time. We cannot say exactly when the large-cap cycle will reverse, but we do feel this is a stock-pickers environment.



Small-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/01, the Fund's positions in the holdings mentioned were: AltaGas Services, 2.5%; Celestica, 0.4%; Cheil Communications, 0.4%.






TODD M. NARTER                          CHRISTOPHER J. OLSON
Co-Portfolio Manager                    Co-Portfolio Manager

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP          RESULTS TO DECEMBER 31, 2001


--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN    TOTAL RETURN FOR EACH PERIOD
WANGER INTERNATIONAL SMALL CAP          MAY 3, 1995 THROUGH DECEMBER 31, 2001


                           AVERAGE ANNUAL TOTAL RETURN

1 Year                3 Years                5 Years                 Life
-21.27%                8.75%                  8.07%                 15.53%

[LINE GRAPH]

begin_repdate     end_repdate       WAT Int     EMI Global      EMI World
         5/3/95           5/31/95       10790           10000     9679.2506
         5/3/95           6/30/95       10970       9889.5239     9560.1109
         5/3/95           7/31/95       11910      10443.6077     10117.692
         5/3/95           8/31/95       12290      10196.4567     9861.6529
         5/3/95           9/30/95       12910       10265.078     9933.0042
         5/3/95          10/31/95       12700       9958.2416     9652.5565
         5/3/95          11/30/95       12660       10043.966     9754.8018
         5/3/95          12/31/95       13450      10421.4675     10128.804
         5/3/95           1/31/96       14260      10667.4439     10309.211
         5/3/95           2/29/96       15170      10792.0086     10469.627
         5/3/95           3/31/96    15499.14      11019.5123     10710.747
         5/3/95           4/30/96    16251.04      11587.7491     11274.997
         5/3/95           5/31/96    16782.38      11497.0017     11183.451
         5/3/95           6/30/96    17183.39      11491.6319     11185.128
         5/3/95           7/31/96    16722.23      11045.5171     10761.491
         5/3/95           8/31/96    17022.99       11155.103     10870.641
         5/3/95           9/30/96    17022.99      11217.3075     10931.226
         5/3/95          10/31/96    17183.39      11145.8858     10888.246
         5/3/95          11/30/96    17704.71       11338.278     11066.265
         5/3/95          12/31/96    17754.83      11051.4797     10862.796
         5/3/95           1/31/97    18246.07      10892.4265     10627.972
         5/3/95           2/28/97    18687.19       11111.129     10806.608
         5/3/95           3/31/97    18357.48      10973.0313     10663.432
         5/3/95           4/30/97    18203.56      10824.0253     10504.207
         5/3/95           5/31/97    18983.42      11462.3393      11177.83
         5/3/95           6/30/97    19568.31      11753.3227     11430.712
         5/3/95           7/31/97    19558.05      11639.9255      11257.48
         5/3/95           8/31/97    18460.09      11130.4788      10777.08
         5/3/95           9/30/97    19363.09      11308.4599     10968.768
         5/3/95          10/31/97    18388.26        10760.21     10535.114
         5/3/95          11/30/97    17967.55      10261.6677     10064.568
         5/3/95          12/31/97    17495.53      10048.2184     9841.8098
         5/3/95           1/31/98    18141.99      10363.6179      10252.32
         5/3/95           2/28/98    19588.84      11147.2563     11017.314
         5/3/95           3/31/98     21306.5       11686.283     11535.081
         5/3/95           4/30/98    21866.65      11780.7875      11622.88
         5/3/95           5/31/98     21887.4      11880.8717     11839.754
         5/3/95           6/30/98    21410.23      11462.1745     11494.035
         5/3/95           7/31/98    21099.04      11389.7289     11414.771
         5/3/95           8/31/98     17904.1       9892.9362     10014.433
         5/3/95           9/30/98    17437.31       9673.6489     9753.2193
         5/3/95          10/31/98    18101.19      10340.2236     10442.277
         5/3/95          11/30/98     19605.3      10696.4541     10776.951
         5/3/95          12/31/98    20352.17      10923.1338     11037.678
         5/3/95           1/31/99    20694.48      10846.9995     11003.875
         5/3/95           2/28/99       20570      10643.7853     10790.187
         5/3/95           3/31/99    21564.12      11104.8961     11195.699
         5/3/95           4/30/99    23399.81      11782.2445      11802.11
         5/3/95           5/31/99    23726.86      11492.6196     11492.364
         5/3/95           6/30/99     25404.3      11939.7031     11884.458
         5/3/95           7/31/99     27556.5      12324.8874     12329.088
         5/3/95           8/31/99    28927.99      12541.7611     12519.776
         5/3/95           9/30/99    29265.59      12484.7918     12490.302
         5/3/95          10/31/99    30088.49      12370.9113     12365.474
         5/3/95          11/30/99    36175.81      12815.8715     12787.928
         5/3/95          12/31/99    46071.68      13688.2116     13632.145
         5/3/95           1/31/00    46799.62      13427.3096     13294.698
         5/3/95           2/29/00    56294.59      13943.8885     13851.867
         5/3/95           3/31/00    54788.76      14005.7966     13907.467
         5/3/95           4/30/00    46480.72      13086.1505      13058.42
         5/3/95           5/31/00    42600.53      12812.4682      12832.26
         5/3/95           6/30/00    44628.02      13590.7328     13664.304
         5/3/95           7/31/00    43054.97       13140.426     13195.286
         5/3/95           8/31/00     45583.5      13516.6544     13601.299
         5/3/95           9/30/00    41178.96       12822.636     12944.549
         5/3/95          10/31/00    36797.73       12046.796     12230.028
         5/3/95          11/30/00    33453.54      11515.9184     11726.458
         5/3/95          12/31/00     33243.8      11965.9982     12224.571
         5/3/95           1/31/01    34910.07      12188.8114     12344.684
         5/3/95           2/28/01    32556.32      11715.2178     11859.867
         5/3/95           3/31/01    29861.74      10807.8637     10921.818
         5/3/95           4/30/01    30388.61      11515.2583      11701.61
         5/3/95           5/31/01    31170.42      11492.1474     11673.204
         5/3/95           6/30/01    29742.77      11102.2765     11253.889
         5/3/95           7/31/01    28026.19      10776.7142     10959.015
         5/3/95           8/31/01    27907.22      10747.5744     10922.494
         5/3/95           9/30/01    23692.24       9347.8576      9519.816
         5/3/95          10/31/01    24779.98       9727.6802      9912.079
         5/3/95          11/30/01    25748.74      10127.5993     10288.787
         5/3/95          12/31/01    26173.64      10211.8034     10305.018


This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3,1995 (the date the Fund began operations) through December 31, 2001 with the EMI World ex-U.S. and the EMI Global ex-U.S. Dividends and capital gains are reinvested. The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger International Small Cap is a diversified fund that invests primarily in the stocks of non-U.S. companies with capitalizations of less than $2 billion. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information and currency exchange rate fluctuations.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.


RESULTS TO DECEMBER 31, 2001

                                                      4th quarter         1 Year
WANGER INTERNATIONAL SMALL CAP                           10.47%          -21.27%
EMI Global ex-US                                          9.24%          -14.66%
EMI World ex-US                                           8.25%          -15.70%
EAFE                                                      6.97%          -21.44%

N.A.V. AS OF 12/31/01: $15.40

The EMI Global ex-US is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. The EMI World ex-US is an index of the bottom 20% of institutionally investable capital of developed, non-U.S. countries, as selected by index sponsor. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.


TOP 5 COUNTRIES

As a % of net assets, as of 12/31/01

United Kingdom                                                             18.2%
Japan                                                                      13.7
Netherlands                                                                 9.0
Spain                                                                       6.8
Canada                                                                      6.4


TOP 10 HOLDINGS

1. AltaGas Services                     2.5%
Natural Gas Gatherer &
Processor - Canada

2. St. James Capital                    1.8%
Life Insurance & Investment
Product Distributor - UK

3. Bang & Olufsen                       1.8%
Manufacturer of High-End
Electronics - Denmark

4. Spectris                             1.6%
Electronic Instruments &
Controls - UK

5. Hunter Douglas                       1.6%
Decorative Window Coverings -
Netherlands

6. Eneserve                             1.5%
In-house Power Generators -
 Japan

7. Fininfo                              1.5%
Data Feeds for French Banks &
Brokers - France

8. Red Electrica                        1.5%
Power Grid - Spain

9. ARRK                                 1.5%
Prototypes & Moulds - Japan

10. Prosegur                            1.5%
Security Guards - Spain

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
[SQUIRREL GRAPHIC] PERFORMANCE REVIEW  WANGER TWENTY


Wanger Twenty gained 17.97% in the fourth quarter propelling the Fund into positive territory for the year. The Fund increased 9.09% in 2001 vs. a 0.60% loss for the S&P MidCap 400 and an 11.89% loss for the S&P 500. We are happy when the Fund can produce a positive investment return for you in a down year.

Fortunately, the Fund's best stocks during the year were also its biggest positions. H&R Block, the Fund's second biggest investment, was up 120% in 2001 as strong results from its core tax preparation business and mortgage operations caught investors' attention. Boston Scientific, the Fund's biggest position, returned 75% as positive results from its drug-coated stent trial raised hopes for higher growth in the future. We bought Immunex mid-year and it's now the Fund's fourth largest position. In December, Immunex agreed to sell out to Amgen, giving the portfolio a nice shot in the arm.

The Fund did suffer losses from a number of its smaller positions. Waters declined on earnings warnings made mid-year but rebounded as its business improved. Dynegy fell 34% as a victim of its association with Enron. We believe the stock represents a good value today and have added to the Fund's position. Finally, Tektronix fell 24% in a tough year for technology stocks.

The Fund's results for the year underscore the importance of picking the right stocks and therefore credit must be given to the entire Liberty Wanger Asset Management domestic research team for their efforts. Once again, I must thank Ralph Wanger, Chuck McQuaid, Rob Mohn, Jason Selch, Ben Andrews, Susie Hultquist, Harold Lichtenstein, Grant McKay, and Rob Chalupnik. In addition, Todd Griesbach joined our group this year and has already made a significant contribution to the Fund in the leisure and gaming area. New trader Mike Olah joined Deb Wolfe and Shelley Maish in providing exceptional trading throughout the year. To all of these fine people, I extend my gratitude for making 2001 a successful year. Finally, we thank you, our fellow shareholders, for your continued support in Wanger Twenty.



Wanger Twenty is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 12/31/01, the Fund's positions in the holdings mentioned were: H&R Block, 8.3%; Boston Scientific, 8.4%; Immunex, 5.2%; Waters, 3.1%; Dynegy, 2.4%; Tektronix, 2.3%.






JOHN H. PARK
Portfolio Manager

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER TWENTY                           RESULTS TO DECEMBER 31, 2001


--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN    TOTAL RETURN FOR THE PERIOD
WANGER TWENTY                           FEBRUARY 1, 1999 THROUGH DECEMBER 31,
                                        2001


                           AVERAGE ANNUAL TOTAL RETURN

1 Year                                        Life
9.09%                                        17.58%

[LINE GRAPH]

begin_repdate       end_repdate   WAT20       S&P 400
           2/1/99       2/28/99        9750     9476.424
           2/1/99       3/31/99       10530     9741.146
           2/1/99       4/30/99       12150     10509.52
           2/1/99       5/31/99       12220     10555.08
           2/1/99       6/30/99       12530     11120.21
           2/1/99       7/31/99       12510      10883.9
           2/1/99       8/31/99       11420     10510.91
           2/1/99       9/30/99       11410     10186.26
           2/1/99      10/31/99       12250     10705.36
           2/1/99      11/30/99       12510     11267.24
           2/1/99      12/31/99       13430     11936.92
           2/1/99       1/31/00       13090     11600.69
           2/1/99       2/29/00       13100     12412.62
           2/1/99       3/31/00    13696.72     13451.48
           2/1/99       4/30/00    13049.46     12981.78
           2/1/99       5/31/00    12694.52     12819.79
           2/1/99       6/30/00    13821.99     13008.08
           2/1/99       7/31/00    13404.41     13213.57
           2/1/99       8/31/00    14782.43      14688.9
           2/1/99       9/30/00     15064.3     14588.34
           2/1/99      10/31/00    15126.94     14093.63
           2/1/99      11/30/00    13748.91     13029.79
           2/1/99      12/31/00    14698.91      14026.6
           2/1/99       1/31/01    15231.33     14338.98
           2/1/99       2/28/01    14312.65     13520.69
           2/1/99       3/31/01    13790.67     12515.45
           2/1/99       4/30/01    14761.55      13896.1
           2/1/99       5/31/01    15554.96     14219.73
           2/1/99       6/30/01    15220.89     14162.32
           2/1/99       7/31/01    15053.86     13951.35
           2/1/99       8/31/01    14427.49     13495.03
           2/1/99       9/30/01    13592.32     11816.42
           2/1/99      10/31/01    13895.07     12339.12
           2/1/99      11/30/01    15387.93     13257.03
           2/1/99      12/31/01    16035.18     13941.88


This graph compares the results of $10,000 invested in Wanger Twenty on February 1, 1999 through December 31, 2001, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Wanger Twenty is a non-diversified fund that invests primarily in the stocks of medium- to larger-size U.S. companies. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Twenty's total return and may make the fund's returns more volatile than a more diversified fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.


RESULTS TO DECEMBER 31, 2001

                                                     4th quarter          1 Year
WANGER TWENTY                                            17.97%            9.09%
S&P MidCap 400                                           17.99%           -0.60%
S&P 500                                                  10.69%          -11.89%
Lipper Mid Cap Core Funds Index                          18.03%           -4.90%

N.A.V. AS OF 12/31/01:  $15.36

The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. The Lipper Mid Cap Funds Index measures the performance of the 30 largest mid-cap funds tracked by Lipper. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.


TOP 5 INDUSTRIES

As a % of net assets, as of 12/31/01

Information                                                                39.1%
Health Care                                                                21.4
Finance                                                                    15.6
Consumer Goods/Services                                                    10.6
Industrial Goods/Services                                                   5.3
Energy/Minerals                                                             2.4


TOP 10 HOLDINGS

1. Boston Scientific                    8.4%
Stents & Catheters

2. H&R Block                            8.3%
Tax Preparation

3. Expeditors International
of Washington                           5.3%
International Freight Forwarder

4. Immunex                              5.2%
Drugs for Autoimmune
Diseases, Cancer

5. Liberty Media
Group, AT&T                             5.0%
CATV & Satellite Dish

6. First Health Group                   4.8%
PPO Network

7. Associated Banc-Corp                 4.6%
Midwest Bank

8. Harley-Davidson                      4.5%
Motorcycles & Related
Merchandise

9. Markel                               4.2%
Specialty Insurance

10. TCF Financial                       4.0%
Great Lakes Bank

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
[SQUIRREL GRAPHIC] PERFORMANCE REVIEW  WANGER FOREIGN FORTY


Wanger Foreign Forty ended the fourth quarter up 12.46%, outperforming the SSB World ex-US $2-$10B Index, up 7.97%, and nearly doubling the 6.97% gain of the EAFE Index. While the quarter provided some relief, the year was difficult for the Fund and for the markets in general. The Fund finished 2001 down 26.61% vs. a 15.49% decline for the SSB World ex-US $2-$10B and a 21.44% drop of the EAFE.

In 2001, recession crippled global economies. The economic slowdown caused corporate profits to tumble and global equity markets to plunge. Technology, media and telecommunication stocks had a debacle. Wanger Foreign Forty's worst performers reflected this market activity as tech, media and telecom stocks littered the Fund's laggard list. A heavy weighting in these sectors caused the Fund's underperformance for the year. Dimension Data, a network integration company based in the UK, was off 80%. Australian smart card system developer ERG declined 69% and RTL, a Belgian broadcaster, declined 50%.

The year's winners came from more diverse sectors. The UK's Smith & Nephew, a medical equipment supplier, was up more than 26%. Two stocks from the financial sector, Investors Group (Canada) and Deutsche Boerse (Germany), were among the winners for the year. A strong fourth quarter showing helped move Taiwan's United Microelectronics, a manufacturer of custom-made semiconductors, to the Fund's winner list.

Late in the year, the market clouds lifted as technology and consumer cyclical stocks started to rebound from September lows. We took advantage of the bounce in technology stocks and reduced the Fund's weighting to more neutral levels vs. the benchmark. We believe this is still an environment where valuation matters. We eliminated the Fund's positions in telecom services company Comverse Technology (Israel) and Sky Perfect Communications, a satellite broadcasting company (Japan). We moved the money into stocks that we believe represent better values. At year-end, the Fund's largest sector exposure was in health care stocks.



Wanger Foreign Forty is a non-diversified fund. The performance of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Beginning February 1, 2002, Wanger Foreign Forty will become a diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/01, the Fund's positions in the holdings mentioned were: RTL, 1.8%; Smith & Nephew, 3.1%; Investors Group, 3.8%; Deutsche Boerse, 3.1%; United Microelectronics, 2.6%.






TODD M. NARTER                          CHRISTOPHER J. OLSON
Co-Portfolio Manager                    Co-Portfolio Manager

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY                    RESULTS TO DECEMBER 31, 2001


--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN    TOTAL RETURN FOR THE PERIOD
WANGER FOREIGN FORTY                    FEBRUARY 1, 1999 THROUGH DECEMBER 31, \
                                        2001


                           AVERAGE ANNUAL TOTAL RETURN

1 Year                                        Life
-26.61%                                      10.23%

[LINE GRAPH]

begin_repdate      end_repdate    WAT40        EAFE
          2/1/99        2/28/99        10020    9755.342
          2/1/99        3/31/99        10190    10178.88
          2/1/99        4/30/99        10620    10593.35
          2/1/99        5/31/99        10480    10062.43
          2/1/99        6/30/99        11350    10461.22
          2/1/99        7/31/99        11650    10766.93
          2/1/99        8/31/99        11800    10810.31
          2/1/99        9/30/99        11650    10918.64
          2/1/99       10/31/99        12160    11319.01
          2/1/99       11/30/99        14530    11707.33
          2/1/99       12/31/99        18390    12751.39
          2/1/99        1/31/00        17890    11932.16
          2/1/99        2/29/00        21580    12250.58
          2/1/99        3/31/00     20852.97    12737.79
          2/1/99        4/30/00     20915.78     12072.2
          2/1/99        5/31/00     19303.66    11790.99
          2/1/99        6/30/00     20193.47    12255.37
          2/1/99        7/31/00     19816.61    11736.55
          2/1/99        8/31/00     20863.44    11842.21
          2/1/99        9/30/00     19827.07    11264.49
          2/1/99       10/31/00        19356    10991.36
          2/1/99       11/30/00     17042.49    10574.23
          2/1/99       12/31/00     18099.79     10944.6
          2/1/99        1/31/01     18884.92    10938.96
          2/1/99        2/28/01     16812.19    10118.89
          2/1/99        3/31/01     14664.18    9444.358
          2/1/99        4/30/01      15748.3    10100.66
          2/1/99        5/31/01     15702.66    9744.173
          2/1/99        6/30/01     15052.18    9345.681
          2/1/99        7/31/01     14333.24    9175.637
          2/1/99        8/31/01     14082.18    8943.113
          2/1/99        9/30/01     11811.23    8037.291
          2/1/99       10/31/01     12404.64    8243.145
          2/1/99       11/30/01        12941    8547.009
          2/1/99       12/31/01     13283.35    8597.789


This graph compares the results of $10,000 invested in Wanger Foreign Forty on February 1, 1999 through December 31, 2001, to the EAFE Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger Foreign Forty is a non-diversified fund that invest in the stocks of medium- to larger-size companies with market capitalizations of $5 billion to $15 billion. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Foreign Forty's total return and may make the fund's returns more volatile than a more diversified international fund. Effective February 1, 2002, the Fund will be a diversified fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.


RESULTS TO DECEMBER 31, 2001

                                                     4th quarter          1 Year
WANGER FOREIGN FORTY                                     12.46%          -26.61%
EAFE                                                      6.97%          -21.44%
SSB World ex-US $2-$10B                                   7.97%          -15.49%

N.A.V. AS OF 12/31/01: $11.64

EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in Europe, Australia and the Far East. The SSB World ex-US $2-10B is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.


TOP 5 COUNTRIES

As a % of net assets, as of 12/31/01

Japan                                                                      15.0%
Switzerland                                                                11.6
United Kingdom                                                             10.6
Canada                                                                      7.8
Germany                                                                     7.6


TOP 10 HOLDINGS

1. Irish Life & Permanent               4.6%
Savings Products - Ireland

2. Nintendo                             4.3%
Entertainment Software
& Hardware - Japan

3. Amdocs                               4.2%
Telecommunications Billing &
Customer Care Software - Israel

4. TNT Post Group                       4.2%
Postal Service & Parcel Delivery -
Netherlands

5. Synthes-Stratec                      4.1%
Products for Orthopedic Surgery -

6. Rhoen-Klinikum                       4.1%
Hospital Management - Germany

7. Investors Group                      3.8%
Mutual Funds - Canada

8. Autogrill                            3.6%
Restaurants & Catering for
Travelers - Italy

9. Orix                                 3.5%
Finance Leasing - Japan

10. Smith & Nephew                      3.1%
Medical Equipment &
Supplies - UK

                                      Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 2001


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares

             COMMON STOCKS-91.7%


             INFORMATION-32.3%
--------------------------------------------------------------------------------
             TELEVISION PROGRAMMING-1.1%

    305,000  Mediacom Communications (b)                            $  5,569,300
             Cable Television Franchises

--------------------------------------------------------------------------------
             RADIO-2.1%

    395,900  Salem Communications (b)                                  9,105,700
             Radio Stations for Religious
             Programming

     80,000  Cumulus Media, Cl. A (b)                                  1,294,400
             Radio Stations in Small Cities
--------------------------------------------------------------------------------
                                                                      10,400,100

--------------------------------------------------------------------------------
             TELECOMMUNICATIONS/WIRELINE COMMUNICATIONS-2.2%

    245,300  Commonwealth Telephone (b)                               11,161,150
             Rural Phone Franchises & CLEC

--------------------------------------------------------------------------------
             MOBILE COMMUNICATIONS-3.2%

    114,000  Telephone & Data Systems                                 10,231,500
             Cellular & Telephone Services

    351,750  COMARCO (b)                                               5,364,188
             Wireless Network Testing
--------------------------------------------------------------------------------
                                                                      15,595,688

--------------------------------------------------------------------------------
             TELECOMMUNICATIONS EQUIPMENT-0.3%

    347,800  Aspect Telecommunications (b)                             1,349,464
             Call Center Equipment

--------------------------------------------------------------------------------
             BUSINESS INFORMATION/MARKETING SERVICES/
             MARKETING-3.0%

    192,900  Information Holdings (b)                                  5,460,999
             Scientific & Medical Publications, Patent Information

    153,700  Getty Images (b)                                          3,532,026
             Photographs for Publications & Electronic Media

    430,000  Navigant Consulting (b)                                   2,365,000
             Consulting Firm

    200,000  Rainbow Technologies (b)                                  1,480,000
             Computer Network Security Products

     70,000  Martha Stewart Living Omnimedia (b)                       1,151,500
             Magazines, Merchandise & TV Programs

    181,000  PRIMEDIA (b)                                                787,350
             Specialty Magazines & Other Publications
--------------------------------------------------------------------------------
                                                                      14,776,875

--------------------------------------------------------------------------------
             BUSINESS SOFTWARE-11.8%

    406,350  Kronos (b)                                               19,659,213
             Labor Management Solutions

    640,000  JDA Software (b)                                         14,304,000
             Applications/Software & Services for Retailers

    442,900  Micros Systems (b)                                       11,116,790
             Information Systems for Restaurants & Hotels

    280,000  JD Edwards (b)                                            4,606,000
             Mid Market ERP & Supply Chain Software

    960,000  Novell (b)                                                4,406,400
             Directory, Identity Management & Authorization
             Software

    426,600  Mapics (b)                                                2,627,856
             Mid Market ERP Software

     76,000  MRO Software (b)                                          1,776,880
             Enterprise Management Software

     25,000  Hyperion Solutions (b)                                      496,500
             Application Software
--------------------------------------------------------------------------------
                                                                      58,993,639

--------------------------------------------------------------------------------
             TRANSACTION PROCESSORS-2.9%

    247,440  Global Payments                                           8,511,936
             Credit Card Processor

    177,000  Concord EFS (b)                                           5,802,060
             Credit Card Processor
--------------------------------------------------------------------------------
                                                                      14,313,996

--------------------------------------------------------------------------------
             COMPUTER HARDWARE/RELATED SYSTEMS-0.9%

     31,600  Zebra Technologies (b)                                    1,754,116
             Bar Code Printing Hardware, Supplies & Software

    111,000  American Power Conversion (b)                             1,605,060
             Uninterruptible Power Systems

    301,205  SensAble Technologies (b)                                 1,000,000
             Sensory Devices for Computer Based Sculpting
--------------------------------------------------------------------------------
                                                                       4,359,176


See accompanying notes to financial statements.

                                      Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 2001


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares

--------------------------------------------------------------------------------
             SEMICONDUCTORS/RELATED EQUIPMENT-1.1%

     68,600  Microsemi (b)                                          $  2,037,420
             Analog/Mixed Signal Semiconductors

     90,000  Integrated Circuit Systems (b)                            2,033,100
             Silicon Timing Devices

    120,000  Axcelis Technologies (b)                                  1,546,800
             Ion Implantation Tools
--------------------------------------------------------------------------------
                                                                       5,617,320

--------------------------------------------------------------------------------
             GAMING EQUIPMENT- 0.1%

     35,000  Shuffle Master (b)                                          548,450
             Card Shufflers, Casino Games & Slot Machines

--------------------------------------------------------------------------------
             INSTRUMENTATION-1.5%

    288,000  Tektronix (b)                                             7,424,640
             Analytical Instruments

--------------------------------------------------------------------------------
             COMPUTER SERVICES-1.9%

    753,000  RCM Technologies (b)                                      3,539,100
             Technology Staffing Services

    137,000  American Management Systems (b)                           2,476,960
             Software Development Services

    170,000  Pomeroy Computer Resources (b)                            2,295,000
             Network Integration Services

    256,600  Analysts International                                    1,059,758
             Technology Staffing Services
--------------------------------------------------------------------------------
                                                                       9,370,818

--------------------------------------------------------------------------------
             CONTRACT MANUFACTURING-0.2%

     98,800  Pemstar (b)                                               1,185,600
             Electronic Manufacturing Services
--------------------------------------------------------------------------------
             INFORMATION-TOTAL                                       160,666,216


             HEALTH CARE-18.3%
--------------------------------------------------------------------------------
             BIOTECHNOLOGY/DRUG DELIVERY-0.9%

     42,000  Myriad Genetics (b)                                       2,210,880
             Gene Discovery & Diagnostic Products

    154,231  SYRRX, Series C (b)                                       1,002,501
             X-ray Crystallography

    250,000  Locus Discovery, Series D. Pfd. (b)                       1,000,000
             High Throughput Rational Drug Design

     55,000  Genzyme Molecular Oncology Division (b)                     440,000
             Gene Expression Technology & Cancer Drugs
--------------------------------------------------------------------------------
                                                                       4,653,381

--------------------------------------------------------------------------------
             MEDICAL EQUIPMENT-4.4%

    371,000  Steris (b)                                                6,778,170
             Sterilization Devices

    136,000  Orthofix International (b)                                5,045,940
             Bone Fixation & Stimulation Devices

    158,000  Edwards Lifesciences (b)                                  4,365,540
             Heart Valves

    338,000  Novoste (b)                                               2,954,120
             Radiation Catheters for In-Stent Restenosis

    207,000  Visx (b)                                                  2,742,750
             Laser Eye Surgery
--------------------------------------------------------------------------------
                                                                      21,886,520

--------------------------------------------------------------------------------
             SERVICES-13.0%

    866,000  Lincare Holdings (b)                                     24,810,900
             Home Health Care Services

    606,000  First Health Group (b)                                   14,992,440
             PPO Network

    309,300  NDCHealth (formerly known as National Data)              10,686,315
             Health Claims Processing & Drug Marketing Services

    555,000  Beverly Enterprises (b)                                   4,773,000
             Nursing Homes

    592,700  Magellan Health Services (b)                              3,763,645
             Mental Health Services

    115,000  Serologicals Corporation (b)                              2,472,500
             Blood Collection & Antibody Production

     86,000  Syncor International (b)                                  2,463,040
             Nuclear Pharmacy for Radiopharmaceuticals

     18,000  Medquist (b)                                                526,500
             Medical Transcription Services
--------------------------------------------------------------------------------
                                                                      64,488,340

--------------------------------------------------------------------------------
             HEALTH CARE-TOTAL                                        91,028,241


See accompanying notes to financial statements.

                                      Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 2001


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


             CONSUMER GOODS/SERVICES-10.9%
--------------------------------------------------------------------------------
             RETAIL-2.4%

     99,000  Zale (b)                                               $  4,146,120
             Specialty Retailer of Jewelry

     43,000  Whole Foods Market (b)                                    1,873,080
             Natural Food Supermarkets

     90,000  Borders (b)                                               1,785,600
             Bookstores

     45,000  Christopher & Banks (b)                                   1,541,250
             Specialty Women's Retailer at Moderate Price Levels

    105,000  Gadzooks (b)                                              1,442,700
             Teen Apparel Retailer

     40,000  Hot Topic (b)                                             1,255,600
             Music Inspired Retailer of Apparel, Accessories &
             Gifts
--------------------------------------------------------------------------------
                                                                      12,044,350

--------------------------------------------------------------------------------
             APPAREL-2.0%

    445,000  Steven Madden (b)                                         6,261,150
             Wholesaler/Retailer of Fashion Footwear

     43,000  Coach (b)                                                 1,676,140
             Designer & Retailer of Branded Leather Accessories

     39,480  Jones Apparel (b)                                         1,309,552
             Women's Apparel

     60,000  Skechers USA (b)                                            877,200
             Footwear Designer & Marketer
--------------------------------------------------------------------------------
                                                                      10,124,042

--------------------------------------------------------------------------------
             ENTERTAINMENT-0.5%

     80,000  Six Flags (b)                                             1,230,400
             Worldwide Theme Park Operator

     45,000  Speedway Motors (b)                                       1,137,600
             Motorsport Racetrack Owner & Operator
--------------------------------------------------------------------------------
                                                                       2,368,000

--------------------------------------------------------------------------------
             CASINOS-0.2%

    107,700  Monarch Casino & Resort (b)                                 861,600
             Casino/Hotel in Reno

--------------------------------------------------------------------------------
             DURABLE GOODS-1.6%

    410,000  Callaway Golf                                             7,851,500
             Premium Golf Clubs & Balls

--------------------------------------------------------------------------------
             CONSUMER SERVICES-4.2%

    573,000  ITT Educational Services (b)                             21,126,510
             Technology-oriented Post-secondary Degree Programs

--------------------------------------------------------------------------------
             CONSUMER GOODS/SERVICES-TOTAL                            54,376,002


             FINANCE-11.7%
--------------------------------------------------------------------------------
             BANKS/SAVINGS & LOANS-1.9%

     99,000  Texas Regional Bancshares                                 3,747,150
             TexMex Bank

    105,500  Chittenden                                                2,911,800
             Vermont & Western Massachusetts Bank

     37,000  TCF Financial                                             1,775,260
             Great Lakes Bank

     26,500  Peoples Bank Bridgeport                                     563,390
             Connecticut Savings & Loan

     18,200  Anchor Bancorp Wisconsin                                    322,868
             Wisconsin Thrift
--------------------------------------------------------------------------------
                                                                       9,320,468

--------------------------------------------------------------------------------
             FINANCE COMPANIES-4.7%

    690,400  AmeriCredit (b)                                          21,782,120
             Auto Lending

    232,000  World Acceptance (b)                                      1,693,600
             Personal Loans
--------------------------------------------------------------------------------
                                                                      23,475,720

--------------------------------------------------------------------------------
             INSURANCE-1.6%

    100,000  HCC Insurance Holdings                                    2,755,000
             Aviation Insurance

     15,000  Markel (b)                                                2,694,750
             Specialty Insurance

     92,000  Leucadia National                                         2,656,040
             Insurance Holding Company
--------------------------------------------------------------------------------
                                                                       8,105,790


See accompanying notes to financial statements.

                                      Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 2001


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


--------------------------------------------------------------------------------
             MONEY MANAGEMENT-3.5%

    306,000  SEI Investments                                        $ 13,803,660
             Mutual Fund Administration

     60,900  Neuberger Berman                                          2,673,510
             Major Asset Management Company

     27,900  BKF Capital Group (b)                                       800,730
             Institutional Money Manager
--------------------------------------------------------------------------------
                                                                      17,277,900

--------------------------------------------------------------------------------
             FINANCE-TOTAL                                            58,179,878


             INDUSTRIAL GOODS/SERVICES-5.6%
--------------------------------------------------------------------------------
             STEEL-0.0%

     53,400  Atchison Casting (b)                                         93,984
             Steel Foundries

--------------------------------------------------------------------------------
             INDUSTRIAL GOODS-0.6%

     98,000  Clarcor                                                   2,660,700
             Mobile & Industrial Filters

     14,600  Mine Safety Appliances (b)                                  586,190
             Safety Equipment
--------------------------------------------------------------------------------
                                                                       3,246,890

--------------------------------------------------------------------------------
             MACHINERY-0.5%

     50,000  Ametek                                                    1,594,500
             Aerospace/Industrial Instruments

     32,800  Cuno (b)                                                  1,000,400
             Filtration & Fluids Clarification
--------------------------------------------------------------------------------
                                                                       2,594,900

--------------------------------------------------------------------------------
             SPECIALTY CHEMICALS & INDUSTRIAL MATERIALS-0.4%

     95,000  Spartech                                                  1,952,250
             Plastics Distribution & Compounding

--------------------------------------------------------------------------------
             OTHER INDUSTRIAL SERVICES-4.1%

    516,400  Wackenhut, Cl. B (b)                                      9,832,256
             Prison Management

    412,100  Insurance Auto Auctions (b)                               5,979,571
             Auto Salvage Services

    105,000  Clark/Bardes Consulting (b)                               2,649,150
             Executive Compensation & Benefits Consulting

    174,000  Hub Group (b)                                             1,823,520
             Truck & Rail Freight Forwarder
--------------------------------------------------------------------------------
                                                                      20,284,497

--------------------------------------------------------------------------------
             INDUSTRIAL GOODS/SERVICES-TOTAL                          28,172,521


             ENERGY/MINERALS-8.0%
--------------------------------------------------------------------------------
             OIL/GAS PRODUCERS-0.2%

     20,000  Evergreen Resources (b)                                     772,200
             Coal Seam Gas Producer

--------------------------------------------------------------------------------
             OIL SERVICES-1.6%

    841,000  Newpark Resources (b)                                     6,643,900
             Oilfield Fluid Management & Equipment Rental

     89,000  FMC Technologies (b)                                      1,464,050
             Deep Water Oil & Gas Well Head Manufacturer
--------------------------------------------------------------------------------
                                                                       8,107,950

--------------------------------------------------------------------------------
             DISTRIBUTION/MARKETING/REFINING-6.2%

    393,400  Dynegy                                                   10,031,700
             Natural Gas & Electric Processing, Production &
             Marketing

    232,000  Equitable Resources                                       7,904,240
             Natural Gas Utility & Producer

    580,900  Tesoro Petroleum (b)                                      7,615,599
             Oil Refinery/Gas Producer

    168,000  Atmos Energy                                              3,570,000
             Natural Gas Utility

    115,000  Aquila (b)                                                1,966,500
             Energy Trading
--------------------------------------------------------------------------------
                                                                      31,088,039

--------------------------------------------------------------------------------
             ENERGY/MINERALS-TOTAL                                    39,968,189


See accompanying notes to financial statements.

                                      Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 2001


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


             OTHER INDUSTRIES-4.9%
--------------------------------------------------------------------------------
             REAL ESTATE-1.1%

     76,000  Chelsea Property Group                                 $  3,731,600
             Outlet Malls

     47,000  The Rouse Company                                         1,376,630
             Regional Shopping Malls

     21,400  Consolidated Tomoka                                         425,432
             16,000 Acres of Florida Land
--------------------------------------------------------------------------------
                                                                       5,533,662

--------------------------------------------------------------------------------
             REGULATED UTILITIES-3.8%

    647,000  Conectiv                                                 15,845,030
             Electric Utility in New Jersey, Delaware & Maryland

    175,000  Unisource Energy                                          3,183,250
             Electric Utility in Arizona
--------------------------------------------------------------------------------
                                                                      19,028,280

--------------------------------------------------------------------------------
             OTHER INDUSTRIES-TOTAL                                   24,561,942


TOTAL COMMON STOCKS (COST: $330,591,060)-91.7%                       456,952,989
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal                                                                  Value
Amount



SHORT-TERM OBLIGATIONS-8.2%
--------------------------------------------------------------------------------
             Yield 1.65% - 1.85% Due 1/02 - 1/04/02

$23,832,000  Prudential Funding                                     $ 23,829,811

 17,174,000  Amgen Financial                                          17,172,235
--------------------------------------------------------------------------------
(AMORTIZED COST: $41,002,046)                                         41,002,046


TOTAL INVESTMENTS (COST: $371,593,106)(A)-99.9%                      497,955,035
--------------------------------------------------------------------------------


CASH AND OTHER ASSETS LESS LIABILITIES-0.1%                              231,108
--------------------------------------------------------------------------------


TOTAL NET ASSETS-100%                                               $498,186,143
--------------------------------------------------------------------------------



         NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2001, cost for federal income tax purposes is $371,964,220 and net unrealized appreciation was $125,990,815 consisting of gross unrealized appreciation of $155,532,666 and gross unrealized depreciation of $29,541,851.

(b)      Non-income producing security.







See accompanying notes to financial statements.

                                      Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2001


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares

             COMMON STOCKS-94.2%


             EUROPE-57.8%
--------------------------------------------------------------------------------
             GERMANY/AUSTRIA-6.8%

    196,000  Norddeutsche Affinerie                                 $  2,479,832
             Copper Smelter

    135,000  GFK                                                       2,327,515
             Market Research Services

     78,000  Flughafen Wien (Austria)                                  2,084,940
             Vienna Airport Manager

    383,000  Takkt                                                     1,979,267
             Mail Order Retailer of Office Warehouse Durables

     92,000  Jenoptik                                                  1,721,412
             High Tech Construction & Electrical Components

     64,000  DisDeutscher Industrie Services                           1,585,267
             Temporary Employment

     99,100  Teleplan International (b)                                1,492,238
             Warranty Repair Services

     26,000  Beru                                                      1,135,134
             Auto Parts & Electronics

     28,000  Hugo Boss Designs                                           583,783
             Fashion Apparel

     20,000  Lion Bioscience                                             325,215
             Bioinformatics
--------------------------------------------------------------------------------
                                                                      15,714,603

--------------------------------------------------------------------------------
             DENMARK-2.7%

    173,300  Bang & Olufsen                                            4,048,338
             Manufacturer of High-End Electronics

     32,000  Kobenhavns Lufthavne                                      2,073,914
             Copenhagen Airport Manager
--------------------------------------------------------------------------------
                                                                       6,122,252

--------------------------------------------------------------------------------
             NETHERLANDS-9.0%

    140,000  Hunter Douglas                                            3,758,416
             Decorative Window Coverings

     74,176  Fugro                                                     3,311,150
             Survey & GPS Services

    160,000  United Services Group                                     3,114,936
             Temporary Staffing Services

     69,300  OPG Groep                                                 2,393,904
             Pharmaceutical Wholesaler & Retailer

    104,000  Hagemeyer                                                 1,945,944
             B2B Distributor to Industrial & Construction End
             Markets

    149,000  Fox Kids Europe (b)                                       1,526,729
             Children's Programming

     40,248  Nutreco Holdings                                          1,287,409
             Farm Raised Salmon

     60,000  Pink Roccade                                              1,272,348
             Computer Services/Outsourcing

     51,000  IM Tech                                                     955,170
             Technical Engineering

     76,300  OCE                                                         766,172
             Manufacturer of High Speed Copiers

     20,000  Frans Maas Groep (b)                                        398,277
             Freight Forwarding/Logistics
--------------------------------------------------------------------------------
                                                                      20,730,455

--------------------------------------------------------------------------------
             FINLAND-2.3%

     135,000 Lassila & Tikanoja                                        2,165,130
             Waste Removal

     70,000  Amer Group                                                1,785,029
             Branded Outdoor Sporting Goods

    135,000  JW Suominen (b)                                             721,710
             Manufacturer of Health Care Supplies

    160,000  Talentum                                                    655,776
             Trade Journals & Internet Services
--------------------------------------------------------------------------------
                                                                       5,327,645

--------------------------------------------------------------------------------
             SWEDEN-1.0%

    348,400  Metro International (b)                                   1,417,060
             Free Subway Newspapers

    250,000  Semcon                                                      945,057
             Technical Consultant
--------------------------------------------------------------------------------
                                                                       2,362,117

--------------------------------------------------------------------------------
             FRANCE/BELGIUM-5.7%

    120,000  Fininfo                                                   3,528,360
             Data Feeds for French Banks & Brokers

     83,200  Prosodie                                                  2,557,526
             Automated Call Centers


See accompanying notes to financial statements.

                                      Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2001


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


--------------------------------------------------------------------------------
             FRANCE/BELGIUM-5.7% (CONT)

     35,000  Ipsos                                                  $  1,908,522
             Market Research

     40,000  Cegedim                                                   1,835,460
             Medical Market Research

    250,000  Telindus Group (Belgium)                                  1,782,000
             Network Integration Services

     85,900  Euronext (b)                                              1,626,409
             Trading, Clearing & Settlement Services for
             Financial Markets
--------------------------------------------------------------------------------
                                                                      13,238,277

--------------------------------------------------------------------------------
             UNITED KINGDOM/IRELAND-18.2%

    800,000  St James Capital                                          4,099,814
             Life Insurance & Investment Product Distributor

    550,000  Spectris                                                  3,803,539
             Electronic Instruments & Controls

    360,000  Nestor Healthcare Group                                   2,856,476
             Healthcare Staffing Solutions

  1,000,000  Taylor Nelson                                             2,809,887
             Market Research Services

    680,000  Anglo Irish Bank (Ireland)                                2,635,578
             Corporate Lending & Private Banking

    220,000  French Connection (b)                                     2,578,399
             Clothing Wholesaler & Retailer

    450,000  Expro International                                       2,576,397
             Offshore Oil Field Services

  1,050,000  Mitie Group                                               2,495,136
             Facilities Management

    400,000  Charles Taylor Group                                      2,201,321
             Insurance

    330,000  Aberdeen Asset Management                                 1,880,950
             Asset Management

    160,000  Bloomsbury Publishing                                     1,863,552
             Publishing

    350,000  Aggreko                                                   1,859,912
             Provider of Temporary Power & Temperature
             Control Services

    620,000  Care UK                                                   1,621,174
             Nursing Home & Psychiatric Care Facilities

  2,000,000  Waterford Wedgwood (Ireland)                              1,568,160
             Crystal, Tableware & Cookware

    200,000  Ricardo                                                   1,289,927
             Auto Engine Design

    120,000  Jardine Lloyd Thompson Group (b)                          1,074,140
             Business Insurance Broker

    100,000  Torex                                                     1,065,719
             Application Software for Hospital Management & Retail

    120,000  Edinburgh Fund Managers                                     859,563
             Investment Management

  1,200,000  Incepta                                                     838,598
             Business Information & Marketing Services

    130,000  Hit Entertainment                                           687,986
             Children Television Shows

    200,000  Umeco                                                       649,331
             Aerospace Parts Distributor

    435,000  Tullow Oil (b)                                              478,787
             Oil & Gas Producer

     28,600  RPS Group                                                    59,960
             Environmental Consulting

      3,000  Topps Tiles (b)                                              11,924
             Retail Tile Company
--------------------------------------------------------------------------------
                                                                      41,866,230

--------------------------------------------------------------------------------
             SPAIN/PORTUGAL-7.5%

    375,000  Red Electrica                                             3,491,606
             Power Grid

    255,000  Prosegur                                                  3,439,884
             Security Guards

    356,000  Cortefiel                                                 2,007,851
             Apparel Retailer

    130,000  Aldeasa                                                   1,983,010
             Airport Management

    192,500  Zarddoya Otis                                             1,787,212
             Elevator Maintenance & Service Provider

    510,000  Ibersol (Portugal)                                        1,704,038
             Fast Food Retailer

    244,100  Abengoa                                                   1,502,877
             Engineering & Construction


See accompanying notes to financial statements.

                                      Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2001


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


--------------------------------------------------------------------------------
             SPAIN/PORTUGAL-7.5% (CONT)

    111,100  Aguas de Barcelona                                     $  1,385,861
             Water Utility
--------------------------------------------------------------------------------
                                                                      17,302,339

--------------------------------------------------------------------------------
             SWITZERLAND-4.4%

     12,500  Kaba Holdings                                             3,089,024
             Building Security Systems

     39,000  Bachem                                                    2,233,138
             Drug Manufacturer

      7,000  Feintool International                                    1,603,279
             Engineering & Machinery

      5,500  Geberit International                                     1,231,541
             Plumbing Supplies

      3,600  Hiestand Holding                                          1,030,679
             Bakery Goods

      7,300  Xstrata (b)                                                 898,695
             Smelting
--------------------------------------------------------------------------------
                                                                      10,086,356

--------------------------------------------------------------------------------
             ITALY-0.2%

    145,000  Class Editori                                               458,642
             Newspapers & On-line Financial Data

--------------------------------------------------------------------------------
             EUROPE-TOTAL                                            133,208,916


             ASIA-25.2%
--------------------------------------------------------------------------------
             HONG KONG-2.8%

  4,750,000  Global Bio-Chem Technology Group                          1,659,775
             Corn-Based Food Products

  2,000,000  SCMP Group                                                1,256,652
             English Language Newspaper in Hong Kong

    438,000  Hong Kong Exchanges & Clearing                              665,551
             Trading, Clearing & Settlement Services for
             Financial Markets

    200,000  Wing Hang Bank                                              641,149
             Consumer & Commercial Banking

  2,250,000  Zhejiang Expressway                                         553,953
             Toll Road Builder & Operator

  1,526,000  Aeon Credit Service                                         538,116
             Credit Card Issuer

  2,020,000  Jiangsu Express                                             442,931
             Toll Road Builder & Operator

    654,000  JCG Holding (b)                                             406,732
             Consumer Finance

  1,720,000  Tingyi Holding                                              288,927
             Instant Noodles
--------------------------------------------------------------------------------
                                                                       6,453,786

--------------------------------------------------------------------------------
             JAPAN-13.7%

    100,000  Eneserve (b)                                              3,568,987
             In-house Power Generators

     82,000  ARRK                                                      3,474,523
             Prototypes & Moulds

     86,000  Hokuto                                                    2,964,841
             Mushroom Producer

    120,000  CSK                                                       2,797,479
             Computer Services

     50,000  Venture Link                                              2,710,912
             Retail Franchises

      7,000  Bellsystem24                                              2,604,601
             Call Centers

     63,000  Goldcoast                                                 2,325,005
             Developer/Seller of Apartments

     28,000  Moshi Moshi Hotline                                       2,211,253
             Telemarketing

     30,000  Drake Beam Morin                                          2,050,269
             Employment Outplacement Services

     75,000  BML                                                       1,850,938
             Clinical Testing

    825,000  Daiei OMC (b)                                             1,628,825
             Credit Cards

    115,000  Nitto Kohki                                               1,593,705
             Industrial Equipment Manufacturer

     45,200  Fuji Seal                                                 1,561,698
             Packaging Materials & Machinery

     60,000  Wilson Learning                                             346,268
             Corporate Training
--------------------------------------------------------------------------------
                                                                      31,689,304


See accompanying notes to financial statements.

                                      Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2001


--------------------------------------------------------------------------------
Number of                                                           Value
Shares


--------------------------------------------------------------------------------
             TAIWAN-4.4%

    200,000  ASE Test (b)                                           $  2,786,000
             Semiconductor Packaging Manufacturer

  2,000,000  Systex (b)                                                2,103,759
             Systems Integrator & Internet Services

    793,000  Advantech                                                 2,040,017
             Computer Based Industrial Automation

  2,300,000  Chroma Ate                                                1,722,453
             Test & Measurement Instruments

  1,902,000  Phoenixtec Power                                          1,424,393
             Uninterruptable Power Supplies
--------------------------------------------------------------------------------
                                                                      10,076,622

--------------------------------------------------------------------------------
             SINGAPORE-2.5%

    300,000  Venture Manufacturing                                     2,160,845
             Electronic Manufacturing Services

  2,000,000  Sembcorp Logistics                                        1,949,634
             Logistic Services for Marine Transport

  3,052,200  Star Cruises (b)                                          1,144,575
             Cruise Line

    317,000  Want Want Holdings                                          602,300
             Snack Foods
--------------------------------------------------------------------------------
                                                                       5,857,354

--------------------------------------------------------------------------------
             SOUTH KOREA-1.8%

    100,000  S1 Corporation                                            1,348,050
             Home/Business Security Services

     60,000  Halla Climate Control (b)                                 1,645,078
             Auto Parts Manufacturer

     10,000  Cheil Communications                                      1,028,174
             Advertising
--------------------------------------------------------------------------------
                                                                       4,021,302

--------------------------------------------------------------------------------
             ASIA-TOTAL                                               58,098,368


             LATIN AMERICA-2.2%
--------------------------------------------------------------------------------
             MEXICO-1.6%

    150,000  Grupo Aeroportuario (b)                                   2,310,000
             Mexican Airport Authority

    750,000  Consorcio ARA (b)                                      $  1,334,886
             Low/Medium Income House Builder
--------------------------------------------------------------------------------
                                                                       3,644,886

--------------------------------------------------------------------------------
             ARGENTINA-0.6%

     99,000  Siderca                                                   1,435,500
             Seamless Pipes for Oil Wells

--------------------------------------------------------------------------------
             LATIN AMERICA-TOTAL                                       5,080,386


             OTHER COUNTRIES-9.0%
--------------------------------------------------------------------------------
             AUSTRALIA/NEW ZEALAND-1.2%

     75,000  Perpetual Trustees                                        1,681,944
             Investment Management

    300,000  United Networks Limited (New Zealand)                     1,025,328
             New Zealand Electric Grid
--------------------------------------------------------------------------------
                                                                       2,707,272

--------------------------------------------------------------------------------
             CANADA-6.4%

  1,271,900  AltaGas Services                                          5,831,838
             Natural Gas Gatherer & Processor

    400,000  Patheon (b)                                               3,140,506
             Pharmaceuticals

    135,000  Corus Entertainment (b)                                   2,687,959
             CATV Programming & Radio Stations

    199,998  Silent Witness (b)                                        1,463,461

     99,999  Silent Witness Warrants (b)                                       0
             Security Camera Manufacturer

     22,000  Celestica (b)                                               884,367
             Electronic Manufacturing Services

     30,000  Precision Drilling (b)                                      773,695
             Oil & Gas Well Driller
--------------------------------------------------------------------------------
                                                                      14,781,826

--------------------------------------------------------------------------------
             UNITED STATES-0.6%

    227,600  MDSI Mobile Data Solutions (b)                              798,876
             Mobile Workforce Management Software

     40,000  Riverdeep Group (b)                                         672,400
             Educational Software
--------------------------------------------------------------------------------
                                                                       1,471,276


See accompanying notes to financial statements.

                                      Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2001


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


--------------------------------------------------------------------------------
             ISRAEL-0.8%

    430,000  Paradigm Geophysical (b)                               $  1,887,700
             Seismic Software

--------------------------------------------------------------------------------
             OTHER-TOTAL                                              20,848,074

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST: $241,893,154)-94.2%                       217,235,744


--------------------------------------------------------------------------------
Principal                                                                  Value
Amount


SHORT-TERM OBLIGATIONS-6.6%
--------------------------------------------------------------------------------
             Yield 1.70% - 1.77% Due 1/02 - 1/03/02

$ 9,024,000  Amgen                                                 $  9,023,112

  6,172,000  Prudential Funding                                       6,171,709
--------------------------------------------------------------------------------
(AMORTIZED COST: $15,194,821)                                        15,194,821


TOTAL INVESTMENTS (COST: $257,087,975)(A)-100.8%                    232,430,565
--------------------------------------------------------------------------------


CASH AND OTHER ASSETS LESS LIABILITIES-(0.8%)                        (1,804,152)
--------------------------------------------------------------------------------


TOTAL NET ASSETS-100%                                              $230,626,413
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
         NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2001, cost for federal income tax purposes is $258,854,899 and net unrealized depreciation was $26,424,334 consisting of gross unrealized appreciation of $18,353,804 and gross unrealized depreciation of $44,778,138.

(b)      Non-income producing security.

(c) At December 31, 2001, $76,975,698 or 33.4% of the Fund's net assets was denominated in the Euro currency.














See accompanying notes to financial statements.

                                     Wanger Advisors Trust    2001 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP    PORTFOLIO DIVERSIFICATION DECEMBER 31, 2001

AT DECEMBER 31, 2001 THE FUND'S PORTFOLIO OF INVESTMENTS AS A
PERCENTAGE OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:


                                                          Value         Percent
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
Business Information
  & Marketing Services                              $16,634,964             7.2%
Computer Services                                     9,966,362             4.3
Instrumentation                                       6,989,452             3.0
Publishing                                            6,324,082             2.8
Television Programming                                4,902,674             2.1
Computer Hardware                                     3,464,411             1.5
Contract Manufacturing                                3,045,212             1.3
Business Software                                     2,959,551             1.3
Semiconductors &
  Related Equipment                                   2,786,000             1.2
Internet Related                                      2,557,526             1.1
Transaction Processors                                2,291,960             1.0
Advertising                                           1,028,174             0.4
--------------------------------------------------------------------------------
                                                     62,950,368            27.2

HEALTHCARE
Services                                              8,722,492             3.8
Pharmaceuticals                                       3,140,506             1.3
Biotechnology/Drug Delivery                           2,233,138             1.0
--------------------------------------------------------------------------------
                                                      14,096,13             6.1

CONSUMER GOODS/SERVICES
Retail                                                9,280,172             4.0
Durable Goods                                         8,106,788             3.5
Food                                                  6,546,522             2.8
Electronics                                           4,048,338             1.8
Leisure Products                                      1,785,029             0.8
Nondurables                                           1,704,038             0.7
Goods Distribution                                    1,287,409             0.6
Cruise Lines                                          1,144,575             0.5
Apparels                                                583,783             0.3
Furniture & Textiles                                     11,924             0.0
--------------------------------------------------------------------------------
                                                     34,498,578            15.0

FINANCE
Insurance                                            $7,375,275            3.2%
Money Management                                      4,422,457             1.9
Banks                                                 2,635,578             1.1
Credit Cards                                          1,628,825             0.7
Savings & Loans                                       1,179,265             0.5
Other Finance Companies                                 406,732             0.2
--------------------------------------------------------------------------------
                                                     17,648,132             7.6

--------------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Other Industrial Services                            16,105,975             7.0
Outsourcing & Training Services                      14,431,086             6.3
Industrial Materials                                  7,969,490             3.5
Construction                                          4,591,901             2.0
Machinery                                             2,553,384             1.1
Conglomerates                                         1,721,412             0.7
Steel                                                 1,435,500             0.6
--------------------------------------------------------------------------------
                                                     48,808,748            21.2

--------------------------------------------------------------------------------
ENERGY/MINERALS
Oil Services                                          8,548,942             3.7
Oil Refining/Marketing/Distribution                   5,831,838             2.5
Independent Power                                     3,568,987             1.6
Non-Ferrous Metals                                    3,378,527             1.5
Oil/Gas Producers                                       478,787             0.2
--------------------------------------------------------------------------------
                                                     21,807,081             9.5

--------------------------------------------------------------------------------
OTHER
Transportation                                        7,864,015             3.4
Regulated Utilities                                   5,902,795             2.6
Real Estate                                           3,659,891             1.6
--------------------------------------------------------------------------------
                                                     17,426,701             7.6

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                 217,235,744            94.2

--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS                               15,194,821             6.6

--------------------------------------------------------------------------------
TOTAL INVESTMENTS:                                  232,430,565           100.8

--------------------------------------------------------------------------------
CASH AND OTHER ASSETS
LESS LIABILITIES                                     (1,804,154)           (0.8)
--------------------------------------------------------------------------------
NET ASSETS                                         $230,626,413           100.0%

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                     Wanger Advisors Trust    2001 Annual Report
--------------------------------------------------------------------------------
WANGER TWENTY                         STATEMENT OF INVESTMENTS DECEMBER 31, 2001

--------------------------------------------------------------------------------

Number of                                                                  Value
Shares
           COMMON STOCKS-94.4%

           INFORMATION-39.1%
--------------------------------------------------------------------------------
           TELEVISION PROGRAMMING-8.7%

76,000     Liberty Media Group, AT&T(b)                               $1,064,000
           CATV & Satellite Dish Programming

17,000     Cablevision Systems(b)                                        806,650
           NYC Area CATV Franchises
--------------------------------------------------------------------------------
                                                                       1,870,650

--------------------------------------------------------------------------------
           TELECOMMUNICATIONS-3.1%

30,000     Comverse Technology(b)                                        671,100
           Voicemail & Related Systems

--------------------------------------------------------------------------------
           BUSINESS INFORMATION/MARKETING
           SERVICES/PUBLISHING-11.9%

40,000     H & R Block                                                 1,788,000
           Tax Preparation

15,000     Choicepoint (b)                                               760,350
           Fraud Protection Information
--------------------------------------------------------------------------------
                                                                       2,548,350

--------------------------------------------------------------------------------
           BUSINESS SOFTWARE-3.8%

50,000     JD Edwards (b)                                                822,500
           Mid Market ERP & Supply Chain Software
--------------------------------------------------------------------------------
           GAMING EQUIPMENT-3.8%

12,000     International Game Technology (b)                             819,600
           Slot Machines & Progressive Jackpots
--------------------------------------------------------------------------------
           CONTRACT MANUFACTURING-2.4%

45,000     Solectron (b)                                                 507,600
           Electronic Manufacturing Services
--------------------------------------------------------------------------------
           INSTRUMENTATION-5.4%

17,000     Waters (b)                                                    658,750
           Chromatography, Mass Spectrometry, Thermal Analysis

19,000     Tektronix (b)                                                 489,820
           Analytical Instruments
--------------------------------------------------------------------------------
                                                                       1,148,570

--------------------------------------------------------------------------------
           INFORMATION-TOTAL                                           8,388,370


           HEALTH CARE-21.4%
--------------------------------------------------------------------------------
           HOSPITAL/LABORATORY SUPPLIES-2.9%

17,000     Techne (b)                                                    626,450
           Cytokines, Antibodies, Other Reagents
           For Life Sciences

--------------------------------------------------------------------------------
           PHARMACEUTICALS-5.2%

40,000     Immunex (b)                                                 1,108,400
           Drugs For Autoimmune Diseases, Cancer

--------------------------------------------------------------------------------
           MEDICAL EQUIPMENT-8.4%

75,000     Boston Scientific (b)                                       1,809,000
           Stents & Catheters

--------------------------------------------------------------------------------
           SERVICES-4.9%

42,000     First Health Group(b)                                       1,039,080
           PPO Network

--------------------------------------------------------------------------------
           HEALTH CARE-TOTAL                                           4,582,930


           CONSUMER GOODS/SERVICES-10.6%
--------------------------------------------------------------------------------
           FURNITURE-3.0%
27,000     Herman Miller                                                 638,820
           Office Furniture

--------------------------------------------------------------------------------
           APPAREL-3.1%

20,000     Jones Apparel(b)                                              663,400
           Women's Apparel

--------------------------------------------------------------------------------
           LEISURE VEHICLES-4.5%

18,000     Harley-Davidson                                               977,580
           Motorcycles & Related Merchandise
--------------------------------------------------------------------------------
           CONSUMER GOODS/SERVICES-TOTAL                               2,279,800


           FINANCE-15.6%
--------------------------------------------------------------------------------
           MONEY MANAGEMENT-2.7%

13,000     SEI Investments                                               586,430
           Mutual Fund Administration

--------------------------------------------------------------------------------



See accompanying notes to financial statements.

                                     WANGER ADVISORS TRUST    2001 ANNUAL REPORT
--------------------------------------------------------------------------------
WANGER TWENTY                         STATEMENT OF INVESTMENTS DECEMBER 31, 2001

--------------------------------------------------------------------------------

Number of                                                                  Value
Shares
--------------------------------------------------------------------------------
           INSURANCE-4.2%

5,000      Markel (b)                                                   $898,250
           Specialty Insurance

--------------------------------------------------------------------------------
           BANKS-8.7%

28,000     Associated Banc-Corp                                          988,120
           Midwest Bank

18,000     TCF Financial                                                 863,640
           Great Lakes Bank
--------------------------------------------------------------------------------
                                                                       1,851,760

--------------------------------------------------------------------------------
           FINANCE-TOTAL                                               3,336,440


           INDUSTRIAL GOODS/SERVICES-5.3%
--------------------------------------------------------------------------------

20,000     LOGISTICS-5.3%

           Expeditors International of Washington                      1,139,000
           International Freight Forwarder
--------------------------------------------------------------------------------
           INDUSTRIAL GOODS/SERVICES-TOTAL                             1,139,000


           ENERGY/MINERALS-2.4%
--------------------------------------------------------------------------------
           DISTRIBUTION/MARKETING/REFINING-2.4%

20,000     Dynegy                                                        510,000
           Energy Trading & Generation
--------------------------------------------------------------------------------
           ENERGY/MINERALS-TOTAL                                         510,000


TOTAL COMMON STOCKS (COST: $15,476,927)-94.4%                         20,236,540
--------------------------------------------------------------------------------


Principal                                                                 Value
Amount

SHORT TERM OBLIGATIONS-6.2%
--------------------------------------------------------------------------------
          Yield 1.65% - 1.80% due 1/02- 1/03/02
$527,000  Prudential Funding                                           $526,951
 808,000  Amgen Financial                                               807,960
--------------------------------------------------------------------------------
(AMORTIZED COST: $1,334,911)                                          1,334,911


TOTAL INVESTMENTS (COST:$16,811,838)(a)-100.6%                       21,571,451
--------------------------------------------------------------------------------
CASH AND OTHER ASSETS LESS LIABILITIES-(0.6%)                          (142,006)
--------------------------------------------------------------------------------
TOTAL NET ASSETS-100%                                               $21,429,445
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2001, cost for federal income tax purposes is the same and net unrealized appreciation was $4,759,613 consisting of gross unrealized appreciation of $5,132,646 and gross unrealized depreciation of $373,033.

(b)  Non-income producing security.


See accompanying notes to financial statements.

                                     Wanger Advisors Trust    2001 Annual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY                 STATEMENT OF INVESTMENTS DECEMBER 31, 2001

--------------------------------------------------------------------------------

Number of                                                                 Value
Shares
           COMMON STOCKS-93.9%

           EUROPE-58.8%
--------------------------------------------------------------------------------
           GERMANY-7.6%

12,000     Rhoen-Klinikum                                              $625,482
           Hospital Management

12,000     Deutsche Boerse                                              475,794
           Trading, Clearing & Settlement Services
           for Financial Markets

1,300      Henkel                                                        72,973
           Chemicals, Detergents & Non-Food Consumer Brands
--------------------------------------------------------------------------------
                                                                      1,174,249

--------------------------------------------------------------------------------

           NORWAY-1.1%

10,000     Orkla                                                        169,660
           Consumer Goods & Chemicals Holding Company

--------------------------------------------------------------------------------
           FRANCE/BELGIUM-7.7%

3,600      Technip                                                      481,140
           Global Oil Engineering & Construction

7,000      AGF                                                          336,174
           Life & Health Insurance

6,900      RTL (Belgium)                                                271,122
           TV & Radio Broadcaster

5,000      Euronext (b)                                                  94,669
           Trading, Clearing & Settlement Services
           for Financial Markets
--------------------------------------------------------------------------------
                                                                      1,183,105

--------------------------------------------------------------------------------
           NETHERLANDS-7.1%

30,112     TNT Post Group                                               651,964
           Postal Service & Parcel Delivery

17,000     Fortis                                                       440,778
           Financial Services Conglomerate
--------------------------------------------------------------------------------
                                                                      1,092,742

--------------------------------------------------------------------------------
           UNITED KINGDOM/IRELAND-16.2%

70,000     Irish Life & Permanent (Ireland)                             711,018
           Savings Products

80,000     Smith & Nephew                                               483,097
           Medical Equipment & Supplies

63,000     Alliance Unichem                                             475,999
           Pharmaceutical Wholesaler & Retailer

55,000     Capita Group                                                 391,244
           Outsourcing Services

55,000     Serco Group                                                  288,267
           Facilities Management

3,200      Elan (Ireland)(b)                                            144,192
           Specialty Drug Discovery & Delivery
--------------------------------------------------------------------------------
                                                                      2,493,817

--------------------------------------------------------------------------------
           SWITZERLAND-11.6%

900        Synthes-Stratec                                              627,087
           Products for Orthopedic Surgery

220        Pargesa                                                      434,935
           Industrial & Media Conglomerate

1,000      Givaudan                                                     304,985
           Industrial Fragrances & Flavors

13,000     Cie Fin Richemont                                            241,727
           Luxury Goods, Tobacco & Pay TV

550        Julius Baer                                                  185,643
           Private Banking, Brokerage & Mutual Funds
--------------------------------------------------------------------------------
                                                                      1,794,377

--------------------------------------------------------------------------------
           ITALY-7.5%

60,000     Autogrill                                                    556,519
           Restaurants & Catering for Travelers

45,000     Banca Fideuram                                               360,454
           Life Insurance/Mutual Funds

50,000     Saipem                                                       245,025
           Offshore Oil Construction & Drilling
--------------------------------------------------------------------------------
                                                                      1,161,998

--------------------------------------------------------------------------------
           EUROPE-TOTAL                                               9,069,948



See accompanying notes to financial statements.

                                     WANGER ADVISORS TRUST    2001 ANNUAL REPORT
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY                 STATEMENT OF INVESTMENTS DECEMBER 31, 2001

--------------------------------------------------------------------------------

Number of                                                                 Value
Shares

           ASIA-21.0%
--------------------------------------------------------------------------------
           HONG KONG-1.5%
200,000    Li & Fung                                                   $224,402
           Sourcing of Consumer Goods

--------------------------------------------------------------------------------
           JAPAN-15.0%

3,800      Nintendo                                                     662,237
           Entertainment Software & Hardware

6,000      Orix                                                         534,892
           Finance Leasing

6,500      Oriental Land                                                444,719
           Disney Theme Park Operator

19,000     Banyu Pharmaceutical                                         281,343
           Ethical Drug Producer

7,600      Konami                                                       224,497
           Entertainment Software

8,000      KAO                                                          165,540
           Consumer Products
--------------------------------------------------------------------------------
                                                                      2,313,228

--------------------------------------------------------------------------------
           TAIWAN-2.6%

41,500     United Microelectronics (b)                                  398,400
           Semiconductor Foundry

--------------------------------------------------------------------------------
           SINGAPORE-1.9%

28,000     Venture Manufacturing                                        201,679
           Electronic Manufacturing Services

267,300    Star Cruises(b)                                              100,238
           Cruise Lines
--------------------------------------------------------------------------------
                                                                        301,917

--------------------------------------------------------------------------------
           ASIA-TOTAL                                                 3,237,947

--------------------------------------------------------------------------------

Principal Amount or                                                       Value
Number of Shares

                       OTHER COUNTRIES-14.1%
--------------------------------------------------------------------------------
                       AUSTRALIA-2.1%

120,000                Computershare                                   $323,484
                       Financial Software/Services

--------------------------------------------------------------------------------
                       CANADA-7.8%

37,000                 Investors Group                                  592,614
                       Mutual Funds

10,800                 Talisman Energy                                  410,401
                       Oil & Gas Producer

5,000                  Celestica (b)                                    200,992
                       Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                      1,204,007

--------------------------------------------------------------------------------
                       ISRAEL-4.2%

19,200                 Amdocs (b)                                        652,224
                       Telecommunications Billing &
                       Customer Care Software

--------------------------------------------------------------------------------
                       OTHER-TOTAL                                    2,179,715

TOTAL COMMON STOCKS (COST $15,498,293)-93.9%                         14,487,610

--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS-9.4%
--------------------------------------------------------------------------------
           Yield 1.70% - 1.77% Due 1/2 - 1/3/02

$753,000   Amgen                                                        752,926
 701,000   Prudential Funding                                           700,967
--------------------------------------------------------------------------------
(AMORTIZED COST: $1,453,893)                                          1,453,893


TOTAL INVESTMENTS (COST:$16,952,186) (a)-103.3%                      15,941,503
--------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-(3.3%)                          (510,380)
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                               $15,431,123
--------------------------------------------------------------------------------

            NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2001, cost for federal income tax purposes is $16,973,642 and net unrealized depreciation was $1,032,139 consisting of gross unrealized appreciation of $826,396 and gross unrealized depreciation of $1,858,535.

(b)  Non-income producing security.

(c) At December 31, 2001, $4,910,611 or 31.8% of the Fund's net assets was denominated in the Euro currency.

See accompanying notes to financial statements.

                                     Wanger Advisors Trust    2001 Annual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY

                 PORTFOLIO DIVERSIFICATION DECEMBER 31, 2001 AT DECEMBER 31,2001

THE FUND'S PORTFOLIO OF INVESTMENTS AS A
PERCENTAGE OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:

                                                          Value         Percent
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
Computer Related Hardware
Contract Manufacturing                                 $402,671             2.6%

Semiconductors & Related Equipment                      398,400             2.6
--------------------------------------------------------------------------------
                                                        801,071             5.2

Media
TV Broadcasting                                         271,122             1.8
--------------------------------------------------------------------------------
                                                        271,122             1.8

Software and Services
Transaction Processors                                  893,947             5.8
Business Software                                       652,224             4.2
--------------------------------------------------------------------------------
                                                      1,546,171            10.0
--------------------------------------------------------------------------------
                                                      2,618,364            17.0

HEALTH CARE
Medical Equipment                                     1,110,184             7.2
Pharmaceutical                                          901,533             5.8
Hospital Management                                     625,482             4.1
--------------------------------------------------------------------------------
                                                      2,637,199            17.1

--------------------------------------------------------------------------------
CONSUMER GOODS/SERVICES
Consumer Software                                       886,734             5.8
Consumer Services                                       651,964             4.2
Restaurants                                             556,519             3.6
Nondurables                                             480,241             3.1
Entertainment                                           444,719             2.9
Food                                                    169,660             1.1
Cruise Lines                                            100,238             0.6
--------------------------------------------------------------------------------
                                                      3,290,075            21.3

FINANCE
Insurance                                             1,487,970             9.6%
Money Management                                      1,138,710             7.4
Finance Companies                                       534,892             3.5
--------------------------------------------------------------------------------
                                                      3,161,572            20.5

--------------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES

Outsourcing                                             903,914             5.9
Construction                                            481,140             3.1
Conglomerates                                           434,935             2.8
Speciality Chemicals                                    304,985             2.0
--------------------------------------------------------------------------------
                                                      2,124,974            13.8

--------------------------------------------------------------------------------
ENERGY/MINERALS
Oil/Gas Producers                                       410,401             2.6
Oil Services                                            245,025             1.6
--------------------------------------------------------------------------------
                                                        655,426             4.2
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                  14,487,610            93.9


SHORT-TERM OBLIGATIONS                                1,453,893             9.4
--------------------------------------------------------------------------------

TOTAL INVESTMENTS                                    15,941,503           103.3
--------------------------------------------------------------------------------

CASH AND OTHER ASSETS
LESS LIABILITIES                                       (510,380)           (3.3)
--------------------------------------------------------------------------------
NET ASSETS                                          $15,431,123             100%

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                     Wanger Advisors Trust    2001 Annual Report
--------------------------------------------------------------------------------

                                 SPECIAL NOTICE

         At a special meeting held on October 24, 2001, shareholders of each of the Funds voted to approve an investment advisory agreement between the Trust and Liberty Wanger Asset Management, L.P. (WAM). The record date share position of each Fund and the total share position voted of each Fund were respectively:
Wanger U.S. Small Cap 21,337,848.412 and 21,337,848.412; Wanger International Small Cap 14,820,663.583 and 14,820,663.583; Wanger Twenty 1,258,477.526 and
1,258,477.526; and Wanger Foreign Forty 1,263,843.818 and 1,263,843.818.

The outcome of the votes were as follows:

APPROVAL OF INVESTMENT ADVISORY AGREEMENT


                                                FOR      AGAINST       ABSTAIN
                                     --------------  -----------   -----------
Wanger U.S. Small Cap                19,893,385.531  527,810.025   916,652.856
Wanger International Small Cap       13,824,957.614  340,731.583   654,974.386
Wanger Twenty                         1,192,889.528    9,305.955    56,282.043
Wanger Foreign Forty                  1,215,467.255   18,181.705    30,194.858

                                     Wanger Advisors Trust    2001 Annual Report
--------------------------------------------------------------------------------

                            WANGER ADVISORS FUNDS

                            >    STATEMENTS OF ASSETS AND LIABILITIES

                            >    STATEMENTS OF OPERATIONS

                            >    STATEMENTS OF CHANGES IN NET ASSETS

                            >    FINANCIAL HIGHLIGHTS

                            >    NOTES TO FINANCIAL STATEMENTS

                                     Wanger Advisors Trust    2001 Annual Report
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001


                                                   WANGER         WANGER       WANGER       WANGER
                                           U.S. SMALL CAP  INTERNATIONAL       TWENTY      FOREIGN
                                                               SMALL CAP                     FORTY
--------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost: Wanger U.S.     $497,955,035   $232,430,565  $21,571,451  $15,941,503
  Small Cap $371,593,106; Wanger
  International Small Cap $257,087,975;
  Wanger Twenty $16,811,838; Wanger
  Foreign Forty $16,952,186)
Cash                                                  432            926          789           --
Foreign Currency (cost: Wanger                         --       7,040,460          --       98,760
  International Small Cap $7,278,093;
  Wanger Foreign Forty $102,681)
Receivable for:
  Investments sold                                  6,612         44,224           --      713,820
  Fund shares sold                                717,057        157,804       73,349       28,099
  Dividends and interest                           30,125        274,955        7,379       14,814
Other assets                                        7,488          2,761          188          170
--------------------------------------------------------------------------------------------------
  Total Assets                                498,716,749    239,951,695   21,653,156   16,797,166

LIABILITIES
Payable to Custodian                                   --             --           --      134,239
Payable for:
  Investments purchased                            23,488      2,350,702      178,018      616,565
  Fund shares repurchased                         466,896      6,779,984       16,028      582,005
  Transfer agent fees                               1,707          1,666        1,529        1,530
Other liabilities                                  38,515        192,930       28,136       31,704
--------------------------------------------------------------------------------------------------
  Total Liabilities                               530,606      9,325,282      223,711    1,366,043
--------------------------------------------------------------------------------------------------
Net Assets                                   $498,186,143   $230,626,143  $21,429,445  $15,431,123
--------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid in capital                              $405,901,024   $318,567,708  $17,908,609  $20,791,808
Overdistributed net investment income or
  Accumulated net investment loss                      --        (44,843)          --         (807)
Accumulated net realized loss                 (34,076,810)   (61,236,534)  (1,238,777)  (4,340,024)
Net unrealized appreciation
  (depreciation) on:
  Investments (net of prior year
   unrealized PFIC gains of $1,766,924
   for Wanger International Small Cap
   and $10,385 for Wanger Foreign Forty)      126,361,929    (26,424,334)   4,759,613   (1,021,068)
   Foreign currency transactions                       --       (235,584)          --        1,214
--------------------------------------------------------------------------------------------------
Net Assets                                   $498,186,143   $230,626,413  $21,429,445  $15,431,123
--------------------------------------------------------------------------------------------------
Fund shares outstanding                        22,395,356     14,970,881    1,394,693    1,325,917
--------------------------------------------------------------------------------------------------
Net asset value, offering price and
  redemption price per share                       $22.25         $15.40       $15.36       $11.64
--------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

                                     Wanger Advisors Trust    2001 Annual Report
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                   WANGER         WANGER       WANGER       WANGER
                                           U.S. SMALL CAP  INTERNATIONAL       TWENTY      FOREIGN
                                                               SMALL CAP                     FORTY
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income (net of foreign taxes          $2,037,145     $3,114,080      $93,141     $134,600
 of $422,738 for Wanger
 International Small Cap and $18,416 for
 Wanger Foreign Forty)
Interest income                                 1,430,687        679,049       67,997       65,527
--------------------------------------------------------------------------------------------------
  Total Investment Income                       3,467,832      3,793,129      161,138      200,127

EXPENSES:
Management fees                                 4,127,294      3,083,791      153,808      160,523
Custody fees                                       32,871        269,695        4,228       21,932
Legal and audit fees                               60,696         49,494       17,389       17,000
Reports to shareholders                             7,825         63,977       11,913       10,904
Transfer agent fees                                20,067         19,439       18,430       18,465
Trustees' fees                                     80,005         49,738        2,217        3,720
Other expenses                                     23,403         19,352        7,887          736
--------------------------------------------------------------------------------------------------
  Total Expenses                                4,352,161      3,555,482      215,872      233,280
Less custody fees paid indirectly                      --           (972)        (239)        (503)
--------------------------------------------------------------------------------------------------
  Net Expenses                                  4,352,161      3,554,514      215,633      232,777
--------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                   (884,329)       238,615      (54,495)     (32,650)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  PORTFOLIO POSITIONS:
Net realized loss on:
  Investments                                 (25,956,670)   (55,509,464)    (613,846)  (3,753,837)
  Foreign currency transactions                        --       (451,686)          --       (7,184)
--------------------------------------------------------------------------------------------------
  Net realized loss                           (25,956,670)   (55,961,150)    (613,846)  (3,761,021)
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on:
  Investments                                  74,197,950     (1,274,895)   2,426,419     (879,511)
  Foreign currency transactions                        --       (161,249)          --       19,288
--------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation        74,197,950     (1,436,144)   2,426,419     (860,223)
   (depreciation)
  Net Gain (Loss)                              48,241,280    (57,397,294)   1,812,573   (4,621,244)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  from Operations                             $47,356,951   $(57,158,679)  $1,758,078  $(4,653,894)
--------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                     Wanger Advisors Trust    2001 Annual Report
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS



                                                     WANGER U.S. SMALL CAP                   WANGER INTERNATIONAL SMALL CAP

                                                       Year ended          Year ended         Year ended         Year ended
INCREASE (DECREASE) IN NET ASSETS                December 31, 2001  December 31, 2000   December 31,2001  December 31, 2000
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                             $(884,329)          $275,228           $238,615        $(2,298,142)
Net realized gain (loss) on investments and            (25,956,670)        (7,234,589)       (55,961,150)        73,196,254
 foreign currency transactions
Net change in unrealized appreciation
 (depreciation) on investments and foreign
 currency transactions                                  74,197,950        (24,916,759)        (1,436,144)      (174,794,354)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                        47,356,951        (31,876,120)       (57,158,679)      (103,896,242)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                   (275,386)          (482,170)                --                 --
  Net realized gain                                             --        (49,642,751)       (78,693,586)       (39,240,076)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders                     (275,386)       (50,124,921)       (78,693,586)       (39,240,076)

SHARE TRANSACTIONS:
  Subscriptions                                        108,000,641         88,487,383        517,577,408        294,589,657
  Distributions reinvested                                 275,386         50,124,921         78,693,586         39,240,076
  Redemptions                                          (60,476,971)       (44,015,214)      (501,467,052)      (230,349,651)
---------------------------------------------------------------------------------------------------------------------------
  Net Increase from Share Transactions                  47,799,056         94,597,090         94,803,942        103,480,082
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets               94,880,621         12,596,049        (41,048,323)       (39,656,236)

NET ASSETS:
  Beginning of period                                  403,305,522        390,709,473        271,674,736        311,330,972
---------------------------------------------------------------------------------------------------------------------------
  End of period                                       $498,186,143       $403,305,522       $230,626,413       $271,674,736
---------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME
 (OVERDISTRIBUTED NET INVESTMENT INCOME
 OR ACCUMULATED NET INVESTMENT LOSS)                            --           $274,901           $(44,843)                --
---------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                     WANGER U.S. SMALL CAP                   WANGER INTERNATIONAL SMALL CAP

                                                       Year ended          Year ended         Year ended         Year ended
INCREASE (DECREASE) IN NET ASSETS                December 31, 2001  December 31, 2000   December 31,2001  December 31, 2000
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                              $(54,495)          $(21,230)          $(32,650)          $(21,797)
Net realized gain (loss) on investments and
 foreign currency transactions                            (613,846)          (610,947)        (3,761,021)           763,879
Net change in unrealized appreciation
 (depreciation) on investments and foreign
 currency transactions                                   2,426,419          1,563,675           (860,223)        (1,795,255)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                         1,758,078            931,498         (4,653,894)        (1,053,173)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                         --                 --            (20,439)            (3,779)
  Net realized gain                                             --           (294,125)        (1,311,409)          (402,719)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders                           --           (294,125)        (1,331,848)          (406,498)

SHARE TRANSACTIONS:
  Subscriptions                                         10,836,793          7,467,271         66,745,612         15,240,646
  Distributions reinvested                                      --            294,125          1,331,848            406,498
  Redemptions                                           (3,294,809)        (2,839,517)       (62,156,191)        (4,518,005)
---------------------------------------------------------------------------------------------------------------------------
  Net Increase from Share Transactions                   7,541,984          4,921,879          5,921,269         11,129,139
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                9,300,062          5,559,252            (64,473)         9,669,468

NET ASSETS:
  Beginning of period                                   12,129,383          6,570,131         15,495,596          5,826,128
---------------------------------------------------------------------------------------------------------------------------
  End of period                                        $21,429,445        $12,129,383        $15,431,123        $15,495,596
---------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME
 (OVERDISTRIBUTED NET INVESTMENT INCOME
 OR ACCUMULATED NET INVESTMENT LOSS)                            --                 --              $(807)           $20,339
---------------------------------------------------------------------------------------------------------------------------

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                   FINANCIAL HIGHLIGHTS


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT                             Year  ended December 31,
EACH PERIOD                                           2001          2000             1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    19.99    $    24.88       $    22.18       $    21.46       $    16.97
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss) (a)                       (0.04)         0.02             0.03            (0.05)           (0.02)
Net realized and unrealized gain (loss) on
  investments                                           2.31         (1.82)            4.79             1.93             4.90
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                   2.27         (1.80)            4.82             1.88             4.88
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                             (0.01)        (0.03)              --               --               --
From net realized capital gains                           --         (3.06)           (2.12)           (1.16)           (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders           (0.01)        (3.09)           (2.12)           (1.16)           (0.39)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $    22.25    $    19.99       $    24.88       $    22.18       $    21.46
====================================================================================================================================
Total Return (b)                                       11.39%        (8.16)%          25.06%            8.68%           29.41%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

Expenses                                                0.99%         1.00%(c)         1.02%(c)         1.02%(c)         1.06%(d)
Net investment income (loss)                           (0.20)%        0.07%(c)         0.14%(c)       (0.25)%(c)       (0.10)%(d)
Portfolio turnover rate                                   18%           36%              35%              34%              34%
Net assets, end of period (000's)                 $  498,186    $  403,306       $  390,709       $  339,119       $  270,866

(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  The benefits derived from custody fees paid indirectly had no impact.

(d) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.04% and (0.08%), respectively, for the year ended December 31, 1997.

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP          FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT                                Year  ended December 31,
EACH PERIOD                                             2001             2000             1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------
EACH PERIOD NET ASSET VALUE, BEGINNING OF PERIOD  $    28.53       $    43.67       $    19.62       $    17.05       $    17.71
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                        0.02            (0.26)           (0.13)            0.03             0.02
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions        (5.12)           (9.75)           24.52             2.76            (0.26)
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                  (5.10)          (10.01)           24.39             2.79            (0.24)
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                --               --            (0.34)           (0.22)              --
From net realized gain and unrealized gain
  reportable for federal income taxes                  (8.03)           (5.13)              --               --            (0.42)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders           (8.03)           (5.13)           (0.34)           (0.22)           (0.42)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $    15.40       $    28.53       $    43.67       $    19.62       $    17.05
====================================================================================================================================
Total Return (b)                                      (21.27)%         (27.84)%         126.37%           16.33%           (1.46)%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                1.43%(c)         1.41%(c)         1.49%(c)         1.55%(c)         1.60%(d)
Net investment income (loss)                            0.10%(c)       (0.68)%(c)       (0.49)%(c)         0.16%(c)         0.12%(d)
Portfolio turnover rate                                   56%              67%              75%              56%              60%
Net assets, end of period (000's)                 $  230,626       $  271,675       $  311,331       $  141,253       $  120,660

(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  The benefits derived from custody fees paid indirectly had no impact.

(d) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.59% and 0.13%, respectively, for the year ended December 31, 1997.


See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER TWENTY                           FINANCIAL HIGHLIGHTS

                                                                                                     February 2,
                                                                                                    1999 through
                                                                    Year ended December 31,         December 31,
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          2001               2000               1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $    14.08         $    13.43         $    10.00
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)                                              (0.05)             (0.03)             (0.08)
Net realized and unrealized gain on investments                       1.33               1.23               3.51
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      1.28               1.20               3.43
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                              --                 --                 --
From net realized capital gains                                         --              (0.55)                --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                            --              (0.55)                --
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                  $    15.36         $    14.08         $    13.43
====================================================================================================================================
Total Return (b)                                                      9.09%              9.45%(c)          34.30%(c)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                              1.33%(e)           1.39%(f)           1.41%(f)(g)
Net investment loss                                             (0.34)%(e)             (0.24)%(f)         (0.77)%(f)(g)
Reimbursement                                                           --               0.21%              0.71%(g)
Portfolio turnover rate                                                 76%                86%               113%(g)
Net assets, end of period (000's)                               $   21,429         $   12,129         $    6,570

(a) Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.35% and (0.20%), respectively, for the year ended December 31, 2000 and 1.35% and (0.71%), respectively, the period ended December 31, 1999.

(g)  Annualized.

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY                    FINANCIAL HIGHLIGHTS

                                                                                                      February 2
                                                                                                    1999 through
                                                                    Year ended December 31,         December 31,
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          2001               2000               1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $    17.29         $    18.39         $    10.00
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)                                              (0.03)             (0.04)             (0.01)
Net realized and unrealized gain on investments
and foreign currency transactions                                    (4.46)             (0.10)              8.40
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     (4.49)             (0.14)              8.39
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                           (0.02)             (0.01)                --
From net realized capital gains                                      (1.14)             (0.95)                --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                         (1.16)             (0.96)                --
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                  $    11.64         $    17.29         $    18.39
====================================================================================================================================
Total Return (b)                                                    (26.61)%           (1.58)%(c)          83.90%(c)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                              1.45%(e)           1.45%(e)           1.59%(f)(g)
Net investment loss                                                 (0.20)%(e)         (0.20)%(e)         (0.10)%(f)(g)
Reimbursement                                                           --               0.23%              1.86%(g)
Portfolio turnover rate                                                 72%                96%                91%(g)
Net assets, end of period (000's)                               $   15,431         $   15,496         $    5,826

(a) Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.45% and 0.04%, respectively, for the period ended December 31, 1999.

(g)  Annualized.

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1.     NATURE OF OPERATIONS

Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty ("the Funds") are series of Wanger Advisors Trust ("the Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2.     SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODY FEES
Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

FEDERAL INCOME TAXES
The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

         For the period October 31, 2001 to December 31, 2001, the Funds incurred net realized capital losses for which each Fund intends to treat as having been incurred in the following fiscal year, in accordance with federal income tax regulations.

                                                                        AMOUNT
                                                                      ----------
Wanger U.S. Small Cap                                                 $2,475,314
Wanger International Small Cap                                         5,273,180
Wanger Twenty                                                             25,372
Wanger Foreign Forty                                                   1,160,587

         Wanger International Small Cap and Wanger Foreign Forty Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows:

                                                  WANGER               WANGER
                                               INTERNATIONAL          FOREIGN
                                                 SMALL CAP             FORTY
                                                 ----------          ----------
Cumulative unrealized appreciation
 on PFIC's recognized in prior years
 at December 31, 2000                            $1,766,924          $   10,385

Unrealized appreciation on PFIC's
 recognized for federal income tax
 purposes during 2001                                    --                  --

Unrealized appreciation recognized in
 prior years on PFIC's sold during 2001                  --                  --
                                                 ----------          ----------
Cumulative unrealized appreciation on
 PFIC's carried forward at
 December 31, 2001                               $1,766,924          $   10,385
                                                 ==========          ==========

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS



DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
        The following reclassifications have been made to the financial statements:

                                                                                                    Increase (Decrease)
                                                                                         ---------------------------------------
                                                                                         Undistrib-
                                                                                           uted Net                     Accumul-
                                                                                         Investment                     ated Net
                                                                  Paid                       Income                     Realized
                                                            in Capital                       (Loss)                         Loss
                                                            ---------                     ---------                    ---------
Wanger U.S. Small Cap                                       $(889,614)                    $ 884,814                    $   4,800
Wanger International Small Cap                               (484,246)                     (283,458)                     767,704
Wanger Twenty                                                 (54,495)                       54,495                           --
Wanger Foreign Forty                                          (39,185)                       31,943                        7,242

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

         The tax character of distributions paid during 2001 was as follows:

                                                                                          WANGER
                                                                                         INTERNA-                          WANGER
                                                     WANGER U.S.                          TIONAL                           FOREIGN
                                                      SMALL CAP                         SMALL CAP                           FORTY
                                                     -----------                       -----------                       -----------
Ordinary Income                                      $   275,386                       $25,006,153                       $   876,913
Long-Term Capital Gains                                       --                        53,687,433                           454,935

At year-end, there were no significant differences between the book basis and tax basis components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on certain securities (wash sales), recognition of unrealized gains on certain foreign investments (PFIC's), and foreign currency transactions.

3.     TRANSACTIONS WITH AFFILIATES

The Funds' investment advisor, Liberty Wanger Asset Management, L.P., ("WAM") furnishes continuing investment supervision to the Funds and is responsible for overall management of each Fund's business affairs. On November 1, 2001, Liberty Financial Companies, Inc., the former parent of WAM, completed the sale of its asset management business, including WAM, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of WAM and, therefore, an assignment of WAM's investment advisory contract with the Trust to Fleet. Each Fund had obtained approval of a new investment advisory contract by the Trust's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

         Each Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates:

WANGER U.S. SMALL CAP
Average Daily Net Assets
  For the first $100 million              1.00%
  Next $150 million                        .95%
  In excess of $250 million                .90%

WANGER INTERNATIONAL SMALL CAP
Average Daily Net Assets
  For the first $100 million              1.30%
  Next $150 million                       1.20%
  In excess of $250 million               1.10%

WANGER TWENTY
On average daily net assets                .95%

WANGER FOREIGN FORTY
On average daily net assets               1.00%

         The investment advisory agreement also provides that WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed a percentage of average daily net assets.

                                                                      Year ended
                                                               December 31, 2001
Wanger U.S. Small Cap                                                      2.00%
Wanger International Small Cap                                             2.00%
Wanger Twenty                                                              1.35%
Wanger Foreign Forty                                                       1.45%

         Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. The Funds paid the following trustees' fees and expenses to trustees not affiliated with WAM:

                                                                      Year ended
                                                               December 31, 2001
Wanger U.S. Small Cap                                                    $80,005
Wanger International Small Cap                                            49,738
Wanger Twenty                                                              2,217
Wanger Foreign Forty                                                       3,720

         Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust and is a wholly owned indirect subsidiary of Fleet and receives no compensation for its services.

         During the year ended December 31, 2001, the Funds engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

                                             Purchases                   Sales
--------------------------------------------------------------------------------
(in thousands)
Wanger U.S. Small Cap                           $2,777                  $  377
Wanger International Small Cap                   6,266                      --
Wanger Twenty                                       --                     742
Wanger Foreign Forty                                --                      --

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

4.     BORROWING ARRANGEMENTS

The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility for the year ended December 31, 2001. As of January 31, 2002, the credit facility was reduced to $150,000,000.

5.     FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

WANGER U.S. SMALL CAP                         Year ended            Year ended
                                       December 31, 2001     December 31, 2000
Shares sold                                    5,138,267             4,316,917
Shares issued in reinvestment
  of dividend and capital gain
  distributions                                   14,578             2,321,981
--------------------------------------------------------------------------------
                                               5,152,845             6,638,898
Less shares redeemed                           2,930,905             2,169,780
--------------------------------------------------------------------------------
Net increase in shares outstanding             2,221,940             4,469,118

WANGER INTERNATIONAL
SMALL CAP                                     Year ended            Year ended
                                       December 31, 2001     December 31, 2000
Shares sold                                   30,073,056             7,990,696
Shares issued in reinvestment
  of capital gain
  distributions                                4,496,664               797,188
--------------------------------------------------------------------------------
                                              34,569,720             8,787,884
Less shares redeemed                          29,121,025             6,394,060
--------------------------------------------------------------------------------
Net increase in shares outstanding             5,448,695             2,393,824

WANGER TWENTY                                 Year ended            Year ended
                                       December 31, 2001     December 31, 2000
Shares sold                                      770,791               559,378
Shares issued in reinvestment
  of capital gain
  distributions                                       --                23,417
--------------------------------------------------------------------------------
                                                 770,791               582,795
Less shares redeemed                             237,578               210,620
--------------------------------------------------------------------------------
Net increase in shares outstanding               533,213               372,175

WANGER FOREIGN FORTY                          Year ended            Year ended
                                       December 31, 2001     December 31, 2000
Shares sold                                    5,410,460               797,617
Shares issued in reinvestment
  of dividend and capital gain
  distributions                                  103,485                19,780
--------------------------------------------------------------------------------
                                               5,513,945               817,397
Less shares redeemed                           5,084,229               237,976
--------------------------------------------------------------------------------
Net increase in shares outstanding               429,716               579,421

6.     INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2001 were:

                                                               WANGER
                            WANGER U.S.                 INTERNATIONAL                        WANGER                        WANGER
                              SMALL CAP                     SMALL CAP                        TWENTY                 FOREIGN FORTY
PURCHASES                  $115,789,111                  $145,743,108                  $ 18,141,698                  $ 14,785,042
SALES                        72,252,652                   126,590,751                    11,091,298                    10,333,524

7.     CAPITAL LOSS CARRYFORWARDS

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                                                                     Total
                                   Year of Expiration             Capital Loss
                                 2008               2009          Carryforward
                             -----------        -----------        -----------
Wanger U.S. Small Cap        $ 7,245,899        $23,984,483        $31,230,382
Wanger International
Small Cap                             --         55,963,354         55,963,354
Wanger Twenty                    624,930            588,474          1,213,404
Wanger Foreign Forty                  --          3,168,366          3,168,366

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2001, the Funds did not designate any long-term capital gain dividends.

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Wanger Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments of Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and the Wanger Foreign Forty portfolios, comprising the Wanger Advisors Trust, as of December 31, 2001, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Wanger Advisors Trust as of December 31, 2001, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
February 7, 2002

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------
MANAGEMENT OF WANGER ADVISORS TRUST

The board of trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

         The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each trustee serves in such capacity for each of the four series of the Trust. Mr. Wanger also serves as a trustee for each of the five series of Liberty Acorn Trust.

    NAME, POSITION(S) WITH       YEAR FIRST
    WANGER ADVISORS TRUST        ELECTED OR
          AND AGE AT            APPOINTED TO                     PRINCIPAL OCCUPATION(S) DURING                        OTHER
       JANUARY 1, 2002             OFFICE                                PAST FIVE YEARS                            DIRECTORSHIPS
       ---------------             ------                                ---------------                            -------------
TRUSTEES WHO ARE NOT INTERESTED
PERSONS OF WANGER ADVISORS TRUST:

Fred D. Hasselbring, 60,            1994           Retail industry, general project development and business          None.
Trustee                                            computer systems consultant; voice over specialist for
                                                   industrial and institutional applications.

P. Michael Phelps, 68,              1994           Retired since January 31, 1998; prior thereto, vice president      None.
Trustee                                            and corporate secretary, Morton International, Inc.

Patricia H. Werhane, 66,            1998           Ruffin Professor of Business Ethics, Darden Graduate School        None.
Trustee                                            of Business Administration, University of Virginia, since 1993;
                                                   Co-Director of the Olsson Center for Applied Ethics,
                                                   Darden Graduate School of Business Administration,
                                                   University of Virginia, since September 2001.
TRUSTEES WHO ARE AN INTERESTED
PERSON OF WANGER ADVISORS TRUST:

Ralph Wanger, 67,                   1994           President, chief investment officer and portfolio manager,         Liberty
Trustee and President*                             Liberty WAM and WAM since July 1992; president, Liberty            Acorn
                                                   Acorn Trust; principal, WAM from July 1992 until September 29,     Trust.
                                                   2000; president, WAM Ltd. from July 1992 to September 29, 2000;
                                                   president and director, WAM Acquisition GP, Inc. since
                                                   September 29, 2000; director, Wanger Investment Company plc.
OFFICERS OF WANGER ADVISORS TRUST:

J. Kevin Connaughton, 37,           2001           Treasurer of the Liberty Funds and of the Liberty All-Star Funds   None.
Assistant Treasurer                                since December 2000 (formerly controller of the Liberty Funds and of the Liberty All-Star Funds from February 1998 to
                                                   October 2000); treasurer of the Stein Roe Funds since
                                                   February 2001 (formerly controller from May 2000 to
                                                   February 2001); senior vice president of Liberty Funds Group since January 2001 (formerly vice president of Colonial
                                                   Management Associates since February 1998 to October 2000);
                                                   senior tax manager, Coopers & Lybrand, LLP from April 1996 to
                                                   January 1998.

Diane M. Dustin, 33,                2001           Blue sky administrator, Liberty Funds Group.                       None.
Assistant Secretary

Maureen E. Dustin, 42,              2001           Blue sky administrator, Liberty Funds Group.                       None.
Assistant Secretary

Kevin S. Jacobs, 40,                2001           Assistant vice president, Liberty Funds Group since                None.
Assistant Secretary                                June 2000; senior legal product manager, First Union Corp.
                                                   September 1999 to June 2000; prior thereto, senior legal
                                                   product manager, Colonial Management Associates.

                                        Wanger Advisors Trust 2001 Annual Report
--------------------------------------------------------------------------------



    NAME, POSITION(S) WITH       YEAR FIRST
    WANGER ADVISORS TRUST        ELECTED OR
          AND AGE AT            APPOINTED TO                     PRINCIPAL OCCUPATION(S) DURING                        OTHER
       JANUARY 1, 2002             OFFICE                                PAST FIVE YEARS                            DIRECTORSHIPS
       ---------------             ------                                ---------------                            -------------
OFFICERS OF WANGER ADVISORS
TRUST (CONTINUED):

Kenneth A. Kalina, 42,              1995           Chief financial officer, Liberty WAM and WAM since April             None.
Assistant Treasurer                                2000; assistant treasurer, Liberty Acorn Trust; fund controller,
                                                   Liberty WAM and WAM since September 1995; prior thereto,
                                                   treasurer of the Stein Roe Mutual Funds; director, New Americas
                                                   Small Cap Fund.

Bruce H. Lauer, 44,                 1995           Chief operating officer, Liberty WAM and WAM since April             None.
Vice President, Secretary                          1995; principal, WAM from January 2000 to September 29,
and Treasurer                                      2000; vice president, treasurer and secretary, Liberty Acorn
                                                   Trust; director, Wanger Investment Company plc and New
                                                   Americas Small Cap Fund.

Charles P. McQuaid, 48,             1994           Director of research, Liberty WAM and WAM since July 1992;           Liberty
Senior Vice President                              principal, WAM from July 1992 to September 29, 2000; trustee and     Acorn
                                                   senior vice president, Liberty Acorn Trust.                          Trust.

Robert A. Mohn, 40,                 1997           Analyst and portfolio manager, Liberty WAM and WAM since             None.
Vice President                                     August 1992; principal, WAM from 1995 to September 29, 2000;
                                                   vice president, Liberty Acorn Trust.

Todd Narter, 37,                    2001           Analyst and portfolio manager, Liberty WAM and WAM since             None.
Vice President                                     June 1997; vice president, Liberty Acorn Trust; prior thereto, product manager for Teradyne (1990-1997).

Christopher Olson, 38,              2001           Analyst and portfolio manager, Liberty WAM since January             None.
Vice President                                     2001; vice president, Liberty Acorn Trust; prior thereto,
                                                   director and portfolio strategy analyst with UBS Asset
                                                   Management/Brinson Partners.

John H. Park, 34,                   1998           Analyst and portfolio manager, Liberty WAM and WAM since             None.
Vice President                                     July 1993; principal, WAM from 1998 to September 29, 2000;
                                                   vice president, Liberty Acorn Trust.

Vincent P. Pietropaolo, 36,         2001           Vice president and counsel, Liberty Funds Group since                None.
Assistant Secretary                                December 1999; Associate, Morgan Lewis & Bockius,
                                                   October 1998 to December 1999; product manager, Putnam
                                                   Investments from April 1997 to October 1998; contracting
                                                   attorney from May 1996 to April 1997.

Leah J. Zell, 52,                   1994           Analyst, and portfolio manager, Liberty WAM and WAM since            None.
Vice President*                                    July 1992; vice president, Liberty Acorn Trust; director and managing member of trust committee, Chai Trust Company.

         The address for Mr. Hasselbring is Four Wheaton Center, Suite 416, Wheaton, IL 60187. The address for Mr. Phelps is 222 E. Chestnut Street, Apt. 10-B, Chicago, IL 60611. The address for Ms. Werhane is 104 Falcon Drive, Charlottesville, VA 22901. The address for Messrs. Wanger, McQuaid, Kalina, Lauer, Mohn, Narter, Olson, Park, and Ms. Zell is Liberty Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The address for Messrs. Connaughton, Jacobs, Pietropaolo, and Mesdames Diane Dustin and Maureen Dustin is Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111.

         Wanger's Statement of Additional Information includes additional information about Wanger's trustees and officers. You may obtain a free copy of the Statement of Additional Information, or request any other information and discuss your questions about us, by writing or calling toll-free:

           Liberty Wanger Asset Management, L.P.
           Shareholder Services Group
           227 West Monroe, Suite 3000
           Chicago, IL  60606
           (800) 4-WANGER (800-492-6437)
           www.wanger.com

* Mr. Wanger and Ms. Zell are married to each other.

--------------------------------------------------------------------------------
[SQUIRREL GRAPHIC]


TRANSFER AGENT,                              This report, including the
DIVIDEND DISBURSING AGENT                    schedules of investments and
AND CUSTODIAN                                financial statements, is submitted
                                             for the general information
Liberty Funds Services, Inc.                 of the shareholders of the Wanger
P.O. Box 1722                                Advisors Trust. This report is not
Boston, Massachusetts                        authorized for distribution unless
02105-1722                                   preceded or accompanied by
                                             a prospectus.
DISTRIBUTOR
Liberty Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

INVESTMENT ADVISOR
Liberty Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-4-WANGER
(1-800-492-6437)

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois






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Keyport Life Insurance Co.
125 High Street
Boston, MA 02110-2712



Liberty Variable Investment Trust - SteinRoe Variable Investment Trust- Wanger Advisors Trust





                                                ANN-02/3671-1201 (02/02) 02/215